UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  ☐         Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

IONA TECHNOLOGIES PLC

(Name of Registrant as Specified In Its Charter)

PROGRESS SOFTWARE CORPORATION

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

Filed by Progress Software Corporation Pursuant to Rule 14a-12 of the Securities Exchange Act of 1934 Subject Company: IONA Technologies PLC Commission File No.: 000-29154

****

On June 25, 2008, Progress Software Corporation, a Massachusetts corporation (“Progress Software”), and IONA Technologies PLC, a public limited company incorporated under Irish law (“IONA”) announced that IONA and Progress Software have reached agreement on the terms of a recommended acquisition pursuant to a scheme of arrangement under Section 201 of the Irish Companies Act of 1963 (the “Act”) whereby SPK Acquisitions Limited (“SPK”), a private limited company incorporated under Irish law and a wholly-owned subsidiary of Progress Software, will acquire all of the issued and to be issued ordinary share capital of IONA not already owned by Progress Software or its subsidiaries for cash (the “Scheme”).

The following proxy statement was filed by IONA on July 11, 2008 in connection with the Scheme.

****

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant   ☑

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☑ Preliminary Proxy Statement ☐ Definitive Proxy Statement ☐ Definitive Additional Materials ☐ Soliciting Material Pursuant to §240.14a-12	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

IONA TECHNOLOGIES PLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☑	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

Ordinary Shares, par value €0.0025 per share, of IONA Technologies PLC (“Ordinary Shares”)

(2)	Aggregate number of securities to which transaction applies:

39,553,738 Ordinary Shares, comprised of (A) 5,565,282 Ordinary Shares outstanding as of 8 July 2008, (B) 30,992,871 Ordinary Shares represented by American Depositary Shares (“ADSs”) evidenced by American Depository Receipts (“ADRs”), which are traded on the NASDAQ Global Market, and (C) options to purchase 2,995,585 Ordinary Shares with an exercise price of less than $4.05 per share.

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

$4.05 (per share consideration set forth in the scheme of arrangement).

(4)	Proposed maximum aggregate value of transaction:

$151,325,330 (excludes $8,867,309 representing the aggregate exercise price of the options included in the aggregate number of securities)

(5)	Total fee paid:

$5,948 (maximum aggregate value multiplied by 0.00003930 pursuant to Section 14(g) of the Exchange Act)

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

PRELIMINARY COPY — SUBJECT TO COMPLETION

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt about the action you should take, you are recommended to immediately seek your own personal financial advice from your stockbroker, bank manager, solicitor, accountant or other independent professional financial advisor who, if you are taking advice in Ireland, is authorised or exempted under the Investment Intermediaries Act 1995 of Ireland or the European Communities (Markets in Financial Instruments Directive) Regulations 2007 of Ireland (as amended).

If you have sold or otherwise transferred all of your IONA ADRs and/or IONA Shares please send this document and the accompanying documents at once to the purchaser or transferee, or to the stockbroker, bank or other agent through whom the sale or transfer was effected, for transmission to the purchaser or transferee. If you have sold or otherwise transferred some of your IONA ADRs and/or IONA Shares you should immediately consult the stockbroker, bank or other agent through whom the sale or transfer was effected. Such documents should, however, not be distributed, forwarded or transmitted in or into or from any Restricted Jurisdiction.

This document should be read as a whole. Your attention is drawn to the letter from Kevin C. Melia, Chairman of the Board of IONA, in Part I (Letter of Recommendation from the Board of IONA) of this document, which contains a unanimous recommendation from the Board of IONA that you vote in favour of the resolutions to be proposed at the Court Meeting and the EGM. A letter from Lehman Brothers explaining the Scheme appears in Part III (Explanatory Statement) of this document.

Notices convening the Court Meeting and the EGM, both of which will be held at         on                     2008, are set out in Part X (Notice of Court Meeting in the High Court) and Part XI (Notice of Extraordinary General Meeting of IONA Technologies PLC), respectively, of this document. The Court Meeting will start at         p.m. (Irish Standard Time) and the EGM will start at         p.m. (Irish Standard Time) (or as soon thereafter as the Court Meeting, convened for the same date and place, has concluded or been adjourned).

The action to be taken by IONA ADR holders and IONA Shareholders in respect of the Meetings and the Acquisition is set out on page 26.

This document uses a number of capitalised defined terms, each of which is defined in Part IX (Definitions) of this document.

This document is dated                     2008 and was first mailed to IONA ADR holders and IONA Shareholders on or about                     2008.

RECOMMENDED ACQUISITION FOR CASH

OF

IONA TECHNOLOGIES PLC

BY

SPK ACQUISITIONS LIMITED,

A WHOLLY OWNED SUBSIDIARY OF

PROGRESS SOFTWARE CORPORATION,

BY MEANS OF A SCHEME OF ARRANGEMENT

UNDER SECTION 201 OF THE COMPANIES ACT 1963 OF IRELAND

IONA ADR holders will find enclosed with this document the ADR Voting Instruction Card. IONA ADR holders are asked to submit their ADR Voting Instruction Card either through the Internet or by telephone or complete the enclosed ADR Voting Instruction Card in accordance with the instructions printed on the card and return it by post as soon as possible but in any event so as to be received by the Depositary, at Deutsche Bank Trust Company, c/o American Stock Transfer & Trust Company, Peck Slip Station, P.O. Box 2050, New York, New York 10272-2050 USA, by             2008. If the ADR Voting Instruction Card for the Meetings is not received by            2008, the Depositary will not vote your IONA ADRs.

IONA Shareholders will find enclosed with this document Forms of Proxy for the Meetings. Whether or not IONA Shareholders wish to attend the Meetings, they are asked to complete the enclosed Forms of Proxy in accordance with the instructions printed on the forms and return them either by post, by hand or by fax as soon as possible but in any event so as to be received by IONA’s Registrar, Computershare Investor Services (Ireland) Limited, Heron House, Corrig Road, Sandyford Industrial Estate, Dublin 18, Ireland, not less than 48 hours before the relevant Meeting. If returning the Forms of Proxy by fax, please send the fax to 01 216 3151 (if dialing within Ireland) or +353 1 216 3151 (if dialing from outside Ireland). If the Form of Proxy for the Court Meeting is not lodged by the relevant time, it may be handed to the Chairman of the Court Meeting before the start of the Court Meeting.

Lehman Brothers, which is regulated under the laws of the United States of America, is acting exclusively for the Board of IONA and no one else in connection with the Acquisition and will not be responsible to anyone other than the Board of IONA for providing the protections afforded to clients of Lehman Brothers or for providing advice in relation to the Acquisition, the contents of this document or any transaction or arrangement referred to herein.

Davy Corporate Finance, which is regulated by the Financial Regulator in Ireland, is acting exclusively for IONA and no one else in connection with the Acquisition and will not be responsible to anyone other than IONA for providing the protections afforded to clients of Davy Corporate Finance or for providing advice in relation to the Acquisition, the contents of this document or any transaction or arrangement referred to herein.

Merrion, which is regulated by the Financial Regulator in Ireland, is acting exclusively for IONA and no one else in connection with the Acquisition and will not be responsible to anyone other than IONA for providing the protections afforded to clients of Merrion or for providing advice in relation to the Acquisition, the contents of this document or any transaction or arrangement referred to herein.

Goodbody Corporate Finance, which is regulated by the Financial Regulator in Ireland, is acting exclusively for SPK Acquisitions and Progress and no one else in connection with the Acquisition and will not be responsible to anyone other than SPK Acquisitions and Progress for providing the protections afforded to clients of Goodbody Corporate Finance or for providing advice in relation to the Acquisition, the contents of this document or any transaction or arrangement referred to herein.

This document does not constitute an offer to purchase, sell, subscribe or exchange or the solicitation of an offer to purchase, sell, subscribe or exchange any securities in any jurisdiction pursuant to the Acquisition or otherwise.

The distribution of this document in or into certain jurisdictions may be restricted by the laws of those jurisdictions. Accordingly, copies of this document and all other documents relating to the Acquisition are not being, and must not be, mailed or otherwise forwarded, distributed or sent in, into or from any Restricted Jurisdiction. Persons receiving such documents (including, without limitation, nominees, trustees and custodians) should observe these restrictions. Failure to do so may constitute a violation of the securities laws of any such jurisdiction.

Any action taken in relation to the Acquisition should be taken only on the basis of all of the information contained in this document and any other document by which the Acquisition and Scheme are made.

If you are an IONA ADR holder and have any questions relating to this document or how to complete and return the ADR Voting Instruction Card, please call IONA’s proxy solicitor, Georgeson, on 1-866-741-6131 (if calling within the United States) or on +001 1-201-356-3223 (if calling from outside the United States) between 9.00 a.m. and 5.00 p.m. (United States Eastern Time) on any Business Day. If calling from outside the United States, please call collect. Georgeson cannot provide advice on the benefits of the Acquisition or the Scheme or recommend how you vote or give any financial or tax advice.

If you are an IONA Shareholder and have any questions relating to this document or how to complete and return the Forms of Proxy, please call IONA’s Registrar, Computershare Investor Services (Ireland) Limited on 01 447 5482 (if calling within Ireland) or on +353 1 447 5482 (if calling from outside Ireland) between 9.00 a.m. and 5.00 p.m. (Irish Standard Time) on any Business Day. IONA’s Registrar cannot provide advice on the benefits of the Scheme or the Acquisition or recommend how you vote or give any financial advice or tax advice.

Any Person who is the holder of one per cent. or more of IONA Shares may have disclosure obligations under Rule 8.3 of the Irish Takeover Rules, effective from the date of the commencement of the Offer Period.

The attention of IONA ADR holders and IONA Shareholders, as the case may be, who are resident in, or citizens of, Restricted Jurisdictions, is drawn to paragraph 12 in Part III (Explanatory Statement) of this document.

Information concerning forward-looking statements

Certain items in this document may contain forward-looking statements that are based on current expectations or beliefs, as well as assumptions about future events. Forward-looking statements are statements that contain predictions or projections of future events or performance, and often contain words such as “anticipates”, “can”, “estimates”, “believe”, “expects”, “projects”, “will”, “might”, or other words indicating a statement about the future. These statements are based on IONA’s, SPK Acquisitions’ or Progress’, as applicable, current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual events to differ materially from those described in the forward-looking statements. Reliance should not be placed on any such statements because of their very nature, they are subject to known and unknown risks and uncertainties and can be affected by factors that could cause them to differ materially from those expressed or implied in the forward-looking statements. IONA, SPK Acquisitions or Progress, as applicable, can give no assurance that expectations will be attained. Risks, uncertainties and other important factors that could cause actual events to differ materially from those expressed or implied in the forward-looking statements include: uncertainties as to the timing of the closing of the Acquisition; uncertainties as to whether the IONA ADR holders and IONA Shareholders will vote in favour of the Scheme and the Acquisition; the risk that competing offers to acquire IONA will be made; the possibility that various closing conditions for the Acquisition may not be satisfied or waived, including that a Governmental Authority may prohibit, delay or refuse to grant approval for the consummation of the Acquisition; the effects of disruption from the Acquisition making it more difficult to maintain relationships with employees, licensees, other business partners or Governmental Authorities; other business effects, including the effects of industry, economic or political conditions outside of IONA’s, SPK Acquisitions’ or Progress’ control; transaction costs; actual or contingent liabilities; uncertainties as to whether anticipated synergies will be realised; uncertainties as to whether IONA’s business will be successfully integrated with Progress’ business; and other risks and uncertainties discussed in documents filed with the Securities and Exchange Commission by IONA and Progress, including IONA’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on 14 March 2008, IONA’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on 12 May 2008, Progress’ Annual Report on Form 10-K filed with the Securities and Exchange Commission on 29 January 2008, and Progress’ Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on 10 July 2008. Such forward-looking statements speak only as of the date of this document. IONA, SPK Acquisitions and Progress expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in IONA’s, SPK Acquisitions’ or Progress’, as applicable, expectations with regard thereto or change in events, conditions, or circumstances on which any such statement is based.

i

Annex A	IMPLEMENTATION AGREEMENT

Annex B	EXPENSES REIMBURSEMENT AGREEMENT

Annex C	LIMITED GUARANTY

Annex D	FORM OF VOTING UNDERTAKINGS FOR IONA DIRECTORS

Annex E	PROGRESS SC VOTING UNDERTAKING

Annex F	LEHMAN BROTHERS OPINION

DEPOSITARY’S NOTICE OF COURT MEETING AND EXTRAORDINARY GENERAL MEETING

FORM OF ADR VOTING INSTRUCTION CARD

FORMS OF PROXY

QUESTIONS AND ANSWERS ABOUT THE ACQUISITION, THE SCHEME OF ARRANGEMENT, THE COURT MEETING, THE EXTRAORDINARY GENERAL MEETING AND THE COURT HEARING

The following questions and answers are provided for your convenience, and briefly address some commonly asked questions about the Acquisition, the Scheme of Arrangement, the Court Meeting, the Extraordinary General Meeting, and the Court Hearing. These questions and answers may not address all questions that may be important to you as an IONA ADR holder or an IONA Shareholder. You should still carefully read this entire document, including each of the Annexes.

Overview

Q1:	What is the proposed transaction?

A:	Progress proposes to acquire IONA for $4.05 in cash per IONA ADR or IONA Share. As further described below, the transaction is proposed to be structured as a “scheme of arrangement” under Irish law, under which a wholly owned subsidiary of Progress called SPK Acquisitions will acquire all of the outstanding IONA Shares. The Board of IONA unanimously recommends that IONA ADR holders and IONA Shareholders vote in favour of the acquisition of IONA by SPK Acquisitions and the Scheme of Arrangement, as the members of the IONA Board have irrevocably undertaken (subject to certain exceptions) to do in respect of their own beneficial holdings, amounting to, in aggregate 3,605,193 IONA Shares, which represent approximately 9.8 per cent. of the issued share capital of IONA.

Q2:	How do I vote in favour of the proposed transaction?

A:	If you hold IONA ADRs, you should complete and sign the ADR Voting Instruction Card by following the instructions appearing below in this document.

If you are a direct shareholder of IONA, then (unless you are a subsidiary or nominee of Progress) you should complete and sign two Forms of Proxy – both the PINK Form of Proxy and the BLUE Form of Proxy, in each case by following the instructions appearing in the answers to Q14 and Q15 below on page 4 of this document. It is very important that you understand that you will need to complete both Forms of Proxy in order to vote in favour of the Acquisition. There are two Forms of Proxy in this transaction because Irish law requires that there are two separate shareholder meetings, the “Court Meeting” and the “Extraordinary General Meeting”. Subsidiaries and nominees of Progress are not eligible to vote at the Court Meeting because they are not Scheme Shareholders, but will vote at the Extraordinary General Meeting.

Q3:	What is the difference between a Scheme Shareholder and an IONA Shareholder?

A:	Whether a holder of IONA Shares is a Scheme Shareholder or an IONA Shareholder depends on who holds the IONA Shares in question and when the shares were issued by IONA. For example, IONA Shares held by subsidiaries or nominees of Progress are not Scheme Shares and will not be cancelled or transferred pursuant to the Scheme. Any holder of IONA Shares outstanding on the date of this document other than IONA Shares held by subsidiaries or nominees of Progress will be a Scheme Shareholder. In addition, IONA Shares issued after the Scheme Record Time (10.00 p.m. (Irish Standard Time) on the last business day before the Scheme becomes effective) do not constitute Scheme Shares. It is expected that the only IONA Shares issued after the Scheme Record Time will be IONA Shares issued pursuant to the exercise of options granted under the IONA Share Option Schemes, and this is explained further at paragraph 10 in Part I (Letter of Recommendation from the Board of IONA) of this document.

Q4:	What is a “scheme of arrangement”?

A:	A “scheme of arrangement” is an Irish transaction structure that is similar in effect to a “merger” in the United States. If the Scheme of Arrangement becomes effective, then:

—	Progress’ subsidiary SPK Acquisitions will pay $4.05 in cash per IONA Share to each former Scheme Shareholder and IONA ADR holder;

—	all outstanding Scheme Shares (i.e., IONA Shares held by Scheme Shareholders) will either be cancelled or transferred to Progress’ subsidiary, SPK Acquisitions;

—	IONA will issue New IONA Shares to SPK Acquisitions in place of the Cancellation Shares, so that IONA becomes, indirectly, a wholly owned subsidiary of Progress; and

—	the Scheme will be binding on all IONA Shareholders, whether or not they voted in support of the Scheme.

The Court Meeting, the Extraordinary General Meeting and the Court Hearing

Q5:	What are the Court Hearing and the Court Meeting?

A:	In order for the Scheme to become effective, the sanction of the Scheme by the High Court at a hearing is required. This hearing is referred to as the Court Hearing. The Court Hearing is expected to take place on 2008.

In addition, prior to the sanction of the High Court, and in order for the Scheme to become effective, the approval of the Scheme by the Scheme Shareholders is required. This approval is obtained at a shareholder meeting referred to as the Court Meeting. The purpose of the Court Meeting is to allow the High Court to ascertain whether Scheme Shareholders are in favour of the Scheme. All IONA Shareholders are Scheme Shareholders other than subsidiaries or nominees of Progress, and the IONA Shares held by subsidiaries or nominees of Progress will not be voted at the Court Meeting. The Court Meeting will be held at p.m. (Irish Standard Time) on 2008, and the Notice of the Court Meeting is set out in Part X (Notice of Court Meeting in the High Court) of this document.

Q6:	What is the Extraordinary General Meeting?

A:	In addition to the approval of the Scheme at the Court Meeting, the Scheme cannot become effective unless a number of additional resolutions are approved at a second meeting of the IONA Shareholders, which is referred to as the Extraordinary General Meeting. These resolutions are discussed in paragraph 4.2 of Part III (Explanatory Statement) of this document, and all serve to further implement the Scheme and Progress’ acquisition of IONA. The Extraordinary General Meeting will be held at p.m. (Irish Standard Time) on 2008 or, if later, immediately after the conclusion or adjournment of the Court Meeting, and the Notice of the Extraordinary General Meeting is set out on in Part XI (Notice of Extraordinary General Meeting of IONA Technologies PLC) of this document.

Q7:	Why are there multiple shareholder meetings?

A:	Irish law requires that there are two separate shareholder meetings, the “Court Meeting” and the “Extraordinary General Meeting”. Subsidiaries and nominees of Progress are not eligible to vote at the Court Meeting because they are not Scheme Shareholders, but will vote at the Extraordinary General Meeting. Both meetings are necessary to cause the Scheme to be effective.

Q8:	When and where is the Court Hearing?

A:	The Court Hearing will be held at The Four Courts, Inns Quay, Dublin, Ireland, on 2008.

Q9:	When and where is the Court Meeting?

A:	The Court Meeting will be held at , on 2008, at p.m. (Irish Standard Time).

Q10:	When and where is the Extraordinary General Meeting?

A:	The Extraordinary General Meeting will be held at , on 2008, at p.m. (Irish Standard Time) or, if later, immediately after the conclusion or adjournment of the Court Meeting.

Q11:	Who is entitled to vote at the Court Meeting and the Extraordinary General Meeting?

A:	Only Scheme Shareholders will be entitled to vote at the Court Meeting and all IONA Shareholders will be entitled to vote at the Extraordinary General Meeting. As Progress SC is not a Scheme Shareholder, Progress SC will not vote its IONA Shares at the Court Meeting but will vote its IONA Shares at the Extraordinary General Meeting. Holders of IONA ADRs will vote at the Court Meeting and the Extraordinary General Meeting through the Depositary, who will vote the IONA Shares to which IONA ADRs relate as instructed by holders of IONA ADRs through the ADR Voting Instruction Card.

Q12:	What vote is required at the Court Meeting?

A:	At the Court Meeting, the Scheme will be approved if a simple majority (more than 50 per cent.) in number of the Scheme Shareholders who vote in person or by proxy vote in favour of the Scheme, and if Scheme Shares representing three-fourths (75 per cent.) in value of the total number of Scheme Shares voted at the Court Meeting are voted in favour of the Scheme.

In considering its approval of the Scheme, the High Court will consider whether there has been a sufficiently large (in the High Court’s judgment) number of Scheme Shares included in the vote in favour of the Scheme to fairly represent the opinion of Scheme Shareholders, in addition to whether the required majority (as described above) is obtained. As a result, it is important that as many votes as possible are cast at the Court Meeting.

IONA urges IONA ADR holders to complete, sign, date, and return the enclosed ADR Voting Instruction Card or to submit their ADR Voting Instruction Card via the Internet, by telephone or by post to ensure that the Depositary represents their IONA ADRs at the Court Meeting.

IONA urges Scheme Shareholders to complete, sign, date, and return their PINK Form of Proxy to ensure the representation of their Scheme Shares at the Court Meeting.

The failure to vote, by proxy or in person, will increase the likelihood of the Scheme being defeated at the Court Meeting and the Acquisition not proceeding.

Q13:	What vote is required at the Extraordinary General Meeting?

A:	At the Extraordinary General Meeting, the ordinary resolutions must be approved by a simple majority (more than 50 per cent.) of the votes cast and the special resolutions must be approved by not less than three-fourths (75 per cent.) of the votes cast.

IONA urges IONA ADR holders to complete, sign, date, and return the enclosed ADR Voting Instruction Card or to submit their ADR Voting Instruction Card via the Internet, by telephone or by post to ensure that the Depositary represents their IONA ADRs at the Extraordinary General Meeting.

IONA urges IONA Shareholders to complete, sign, date, and return the enclosed BLUE Form of Proxy to ensure the representation of their IONA Shares at the Extraordinary General Meeting.

Q14:	How do I vote at the Court Meeting?

A:	For IONA ADR holders:

Complete and sign the ADR Voting Instruction Card accompanying this document in accordance with the instructions printed thereon and return it to the Depositary at Deutsche Bank Trust Company, c/o American Stock Transfer & Trust Company, Peck Slip Station, P.O. Box 2050, New York, New York 10272-2050 USA as soon as possible but, in any event, by 2008. Alternatively, you may submit your ADR Voting Instruction Card via telephone by calling the number printed at the top of your ADR Voting Instruction Card or via the Internet by accessing the Depositary’s website at www.voteproxy.com. To dial in or log in please make sure that you have your ADR Voting Instruction Card available. If the ADR Voting Instruction Card for the Court Meeting is not received by 2008, the Depositary will not vote your IONA ADRs. It is important that, for the Court Meeting, as many votes as possible are cast (whether in person or by proxy) so that the High Court may be satisfied that there is a fair and reasonable representation of Scheme Shareholder opinion. You are, therefore, strongly urged to complete, sign and return your ADR Voting Instruction Card as soon as possible to ensure that the Depositary represents your IONA ADRs at the Court Meeting.

For Scheme Shareholders:

Complete and sign the PINK Form of Proxy accompanying this document in accordance with the instructions printed thereon and return it to IONA’s Registrar, Computershare Investor Services (Ireland) Limited, at Heron House, Corrig Road, Sandyford Industrial Estate, Dublin 18, Ireland, as soon as possible but, in any event, so as to be received by post or, during normal business hours, by hand, by p.m. (Irish Standard Time) on 2008. It is important that, for the Court Meeting, as many votes as possible are cast (whether in person or by proxy) so that the High Court may be satisfied that there is a fair and reasonable representation of Scheme Shareholder opinion. You are, therefore, strongly urged to complete, sign and return your PINK Form of Proxy as soon as possible.

Q15:	How do I vote at the Extraordinary General Meeting?

A:	For IONA ADR holders:

Complete and sign the ADR Voting Instruction Card accompanying this document in accordance with the instructions printed thereon and return it to the Depositary at Deutsche Bank Trust Company, c/o American Stock Transfer & Trust Company, Peck Slip Station, P.O. Box 2050, New York, New York 10272-2050 USA as soon as possible but, in any event, by 2008. Alternatively, you may submit your ADR Voting Instruction Card via telephone by calling the number printed at the top of your ADR Voting Instruction Card or via the Internet by accessing the Depositary’s website at www.voteproxy.com. To dial in or log in please make sure that you have your ADR Voting Instruction Card available.

For IONA Shareholders:

Complete and sign the BLUE Form of Proxy accompanying this document in accordance with the instructions printed thereon and return it to Computershare Investor Services (Ireland) Limited, at Heron House, Corrig Road, Sandyford Industrial Estate, Dublin 18, Ireland, as soon as possible but, in any event, so as to be received by post or, during normal business hours, by hand, by p.m. (Irish Standard Time) on 2008.

Q16:	If my IONA ADRs or IONA Shares are held in “street name” by my broker, will my broker vote my IONA ADRs or IONA Shares for me?

A:	Your broker will be permitted to vote your IONA ADRs or IONA Shares only if you instruct your broker how to vote. If you are an IONA Shareholder (but not an IONA ADR holder) and have previously provided your broker with absolute discretion to vote at all times on IONA Shareholder votes, then your broker will be able to vote your IONA Shares unless you instruct your broker otherwise. If your broker does not have absolute discretion to vote on your behalf or you are an IONA ADR holder and you wish to instruct your broker to vote on your behalf, you should follow the procedures provided by your broker regarding the voting of your IONA ADRs or IONA Shares. If your broker does not have absolute discretion and you do not provide instructions to your broker to vote in favour of the Scheme, your IONA ADRs or IONA Shares, as the case may be, will not be voted, which will increase the likelihood of the Scheme being defeated and the Acquisition not proceeding.

Q17:	If I am an IONA ADR holder, do I need to present my IONA ADRs to the Depositary for cancellation and delivery of IONA Shares in order to be able to vote in favour of the Scheme or to receive the Consideration?

A:	No, as an IONA ADR holder you may vote in favour of the Scheme by completing and signing the ADR Voting Instruction Card by following the instructions appearing below in this document, and if the Scheme is made effective and you continue to hold your IONA ADRs, you will receive the Consideration.

Q18:	May I vote in person?

A:	For holders of IONA ADRs:

No. Holders of IONA ADRs will not be entitled to vote at or attend the Meetings or to be represented at the Court Hearing. However, IONA ADR holders may instruct the Depositary how to vote such holders’ IONA ADRs at the Meetings and the Depositary will vote in accordance with the instructions it receives from IONA ADR holders. Details of how IONA ADR holders can instruct the Depositary to vote at the Court Meeting and the Extraordinary General Meeting are contained in the enclosed ADR Voting Instruction Card.

Holders of IONA ADRs who wish to vote at or attend the Court Meeting and/or the Extraordinary General Meeting or to be represented at the Court Hearing should take steps to present their IONA ADRs to the Depositary for cancellation and delivery of IONA Shares so as to become holders of record of IONA Shares prior to the relevant Voting Record Time for the Court Meeting or the Extraordinary General Meeting or prior to the Court Hearing, as the case may be.

For Scheme Shareholders and IONA Shareholders:

Yes. If you are a holder of Scheme Shares, you may attend the Court Meeting and vote your Scheme Shares in person. If you are holder of IONA Shares, you may attend the Extraordinary General Meeting and vote your IONA Shares in person. If you hold your Scheme Shares or IONA Shares, as the case may be, in “street name,” you must provide a legal proxy executed by your bank or broker to vote your Scheme Shares or IONA Shares in person at the Court Meeting and/or the Extraordinary General Meeting.

Q19:	What if I do not vote?

A:

The failure to vote in favour of the Scheme and the resolutions to be considered at the Extraordinary General Meeting, by proxy or in person, will increase the likelihood of the Scheme being defeated at the

Court Meeting, the resolutions to be considered at the Extraordinary General Meeting not being approved and the Acquisition not proceeding. If the Scheme is defeated and the Acquisition does not proceed, you will not receive the Consideration of $4.05 in cash per IONA ADR or IONA Share that is payable pursuant to the terms of the Acquisition and Scheme. Your vote is important regardless of the number of IONA ADRs or IONA Shares that you own.

Q20:	Who is soliciting my proxy?

A:	This proxy is being solicited by the Board of IONA. The Board of IONA considers the terms of the Acquisition to be fair and reasonable. The Board of IONA unanimously recommends that IONA ADR holders and IONA Shareholders vote in favour of the Acquisition and Scheme.

Q21:	May holders of IONA ADRs or IONA Shares be represented at the Court Hearing?

A:	IONA ADR holders will not be entitled to be represented at the Court Hearing. IONA ADR holders who wish to be represented at the Court Hearing should take steps to present their IONA ADRs to the Depositary for cancellation and delivery of IONA Shares so as to become holders of record of IONA Shares prior to the Court Hearing.

All IONA Shareholders are entitled to be represented by counsel or a solicitor (at their own expense) to support or oppose the sanctioning of the Scheme.

Q22:	What should I do now?

A:	For IONA ADR holders:

After carefully reading and considering the information contained in this document, please vote your IONA ADRs by returning the enclosed ADR Voting Instruction Card to the Depositary or by submitting your ADR Voting Instruction Card via the Internet or by telephone.

Do not enclose or return your IONA ADRs with your ADR Voting Instruction Card.

For Scheme Shareholders and IONA Shareholders:

After carefully reading and considering the information contained in this document, please vote your IONA Shares by returning the enclosed PINK Form of Proxy and BLUE Form of Proxy to IONA’s Registrar by post, by hand or by fax. IONA Shareholders (but not holders of IONA ADRs) may also attend the Court Meeting and/or the Extraordinary General Meeting and vote in person.

Do not enclose or return your share certificate(s) with your Forms of Proxy.

Q23:	When should I send in my ADR Voting Instruction Card and/or Forms of Proxy?

A:	IONA ADR holders should complete, sign, date and return their ADR Voting Instruction Card as soon as possible, and in any event by 2008, so that their IONA ADRs will be voted at the Court Meeting and/or Extraordinary General Meeting. IONA Shareholders should complete, sign, date and return their Forms of Proxy as soon as possible, and in any event by 2008, so that their IONA Shares will be voted at the Court Meeting and/or Extraordinary General Meeting.

Q24:	May I change my vote after I have mailed my signed ADR Voting Instruction Card and/or Forms of Proxy?

A:	For IONA ADR holders:

Yes. Holders of IONA ADRs may change their vote at any time before 2008. You may do this by sending a written, dated notice to the Depositary stating that you would like to revoke your voting instructions, which must be received by the Depositary by 2008.

If you have questions regarding your ADR Voting Instruction Card after you have returned it to the Depositary, you should contact Georgeson or the Depositary at the addresses provided below.

For Scheme Shareholders and IONA Shareholders:

Scheme Shareholders may change their vote at any time before the start of the Court Meeting in the case of the PINK Form of Proxy and IONA Shareholders may change their vote at any time up to p.m. (Irish Standard Time) on 2008 in the case of the BLUE Form of Proxy for the Extraordinary General Meeting. You may do this in one of three ways. First, you may send a written, dated notice to the Registrar of IONA stating that you would like to revoke your proxy. Second, you may complete, sign, date and submit a new Form of Proxy. Third, you may attend the Court Meeting and/or the Extraordinary General Meeting and vote in person. Your attendance alone will not revoke your proxy. If you have instructed a broker to vote your IONA Shares, you must follow the directions received from your broker relating to changing those instructions.

If you have questions regarding your Forms of Proxy after you have returned them to the Registrar, you should contact the Registrar at the address provided below.

The Acquisition and the Scheme of Arrangement

Q25:	What is the Scheme of Arrangement?

A:	The Scheme of Arrangement is an arrangement made between IONA and the Scheme Shareholders under Irish law and is subject to the approval of the High Court. If the Scheme of Arrangement becomes effective, all Scheme Shares currently held by Scheme Shareholders will be cancelled or transferred to SPK Acquisitions. IONA will then issue New IONA Shares to SPK Acquisitions in place of the Scheme Shares cancelled pursuant to the Scheme of Arrangement and SPK Acquisitions will pay $4.05 per IONA Share in cash to the former Scheme Shareholders. As a result of these arrangements, IONA will become, indirectly, a wholly owned subsidiary of Progress.

Q26:	What will I receive in the Acquisition?

A:	For IONA ADR holders:

As an IONA ADR holder you will receive $4.05 in cash, without interest and less any applicable withholding taxes and ADR cancellation fees, for each IONA ADR that you own. For example, if you own 100 IONA ADRs, promptly after the Scheme becoming effective, you will receive $405.00 in cash without interest and less any applicable withholding taxes and ADR cancellation fees.

For IONA Shareholders:

As an IONA Shareholder you will receive $4.05 in cash, without interest and less any applicable withholding taxes, for each IONA Share that you own. For example, if you own 100 IONA Shares, within

14 days of the Scheme becoming effective, you will receive $405.00 in cash without interest and less any applicable withholding taxes.

Q27:	What rights do I have if I oppose the Acquisition and the Scheme of Arrangement?

A:	For IONA ADR holders:

You can vote against approval of the Scheme by completing, signing, dating and returning your ADR Voting Instruction Card or by submitting your ADR Voting Instruction Card via the Internet, by telephone or by post for the Court Meeting and/or the Extraordinary General Meeting.

For Scheme Shareholders and IONA Shareholders:

You can vote against approval of the Scheme by completing, signing, dating and returning your Forms of Proxy or voting in person at the Court Meeting and/or the Extraordinary General Meeting. Each IONA Shareholder is entitled to be represented by counsel or a solicitor (at their own expense) at the Court Hearing to support or oppose the sanctioning of the Scheme.

Q28:	Am I entitled to appraisal rights in connection with the Scheme?

A:	If the Scheme Shareholders approve the Scheme and the High Court sanctions the Scheme, then, subject to the Scheme becoming effective in accordance with its terms, the Scheme will be binding on all IONA Shareholders, including those Scheme Shareholders who did not vote or who voted against it at the Court Meeting. If the Scheme Shareholders approve the Scheme and the High Court sanctions the Scheme, no IONA Shareholder will have “dissenters” or “appraisal” rights under Irish law, or otherwise have any right to seek a court appraisal of the value of IONA Shares. If the Scheme becomes effective, all IONA ADR holders will receive $4.05 per IONA ADR and all IONA Shareholders will receive $4.05 per IONA Share except for IONA Shares held by Progress.

Q29:	If the Acquisition is consummated, when can I expect to receive the Consideration for my IONA Shares?

A:	After the Scheme becomes effective, IONA ADR holders will receive the Consideration to which they are entitled under the terms of the Scheme when the Depositary forwards the Consideration to them, promptly after the Effective Date. After the Scheme becomes effective, IONA Shareholders will receive the Consideration to which they are entitled under the terms of the Scheme within 14 days of the Effective Date. For more information on the details related to the payment of the Consideration, please see paragraph 11 of Part III (Explanatory Statement) of this document.

Q30:	Why is the Board of IONA recommending the Acquisition?

A:	The Board of IONA, which has been advised by Lehman Brothers, considers the terms of the Acquisition to be fair and reasonable and unanimously recommends that all IONA ADR holders and IONA Shareholders vote in favour of the Acquisition and the Scheme at both the Court Meeting and the Extraordinary General Meeting, as the directors of IONA intend to do in respect of their own beneficial holdings of 3,605,193 IONA Shares, in aggregate, which represent, in aggregate, approximately 9.8 per cent. of the existing issued share capital of IONA. To review the Board’s reasons for recommending the Acquisition, see paragraph 4 of Part I (Letter of Recommendation from the Board of IONA) of this document entitled “Background to and Reasons For Recommending the Acquisition.”

Q31:	What are the tax consequences of the Acquisition to me?

A:	Your receipt of the Consideration will be a taxable transaction for US federal income and Irish CGT purposes. For a more detailed explanation of the tax consequences, see paragraphs 10 and 11 of Part VIII (Additional Information) of this document entitled “Irish Taxation” and “US Federal Income Tax Consequences,” respectively. Your tax consequences will depend on your personal situation. You should consult your personal tax advisors for a full explanation of the tax consequences of the Scheme to you.

Q32:	When does the Board of IONA expect the Acquisition to be consummated?

A:	IONA is working towards consummating the Acquisition as quickly as possible. IONA currently expects the Acquisition and the Scheme to become effective during September 2008. IONA cannot, however, require SPK Acquisitions to proceed with the Scheme until after all of the conditions described in paragraph 3 of Part I (Letter of Recommendation from the Board of IONA) and set out in full in Part V (Conditions to and Further Terms of the Acquisition and the Scheme) are waived or satisfied at or prior to the Effective Date in accordance with their respective terms, including the approval of the Scheme at the Court Meeting and the Extraordinary General Meeting. The Scheme requires approval by the High Court and regulatory approvals, including the approval of Governmental Authorities pursuant to the HSR Act. IONA cannot assure you as to when or if all the conditions to the Acquisition will be met, and it is possible the parties will not complete the Acquisition.

Q33:	What happens if I sell my IONA ADRs and/or IONA Shares before the Court Meeting and the Extraordinary General Meeting?

A:	The Voting Record Time for the Court Meeting and the Extraordinary General Meeting are earlier than the expected Effective Time of the Acquisition. If you hold your IONA ADRs or IONA Shares on the Voting Record Time (6.00 p.m. (Irish Standard Time) on the day which is two days before the date of the Meetings) but transfer those IONA ADRs or IONA Shares after the Voting Record Time and before the Effective Time, you may retain your right to vote at the Court Meeting and the Extraordinary General Meeting but not the right to receive the Consideration. This right to receive the Consideration will pass to the person who owns the IONA ADRs or IONA Shares you transferred as of the Scheme Record Time (10.00 p.m. (Irish Standard Time) on the Business Day before the Effective Date) of the Acquisition.

Q34:	What should I do if I have questions?

A:	For IONA ADR holders:

If you have questions about the Acquisition, the Scheme of Arrangement, the Court Meeting, the Extraordinary General Meeting, the Court Hearing or this document, or would like additional copies of this document or the ADR Voting Instruction Card, you should contact IONA’s proxy solicitor, Georgeson, on 1-866-741-6131 (if calling within the United States) or on +001 1-201-356-3223 (if calling from outside the United States) between 9.00 a.m. and 5.00 p.m. (United States Eastern Time) on any Business Day. If calling from outside the United States, please call collect. For legal reasons, IONA’s proxy solicitor cannot provide advice on the benefits of the Acquisition or the Scheme or recommend how you vote or give any financial or tax advice.

For IONA Shareholders:

If you have questions about the Acquisition, the Scheme of Arrangement, the Court Meeting, the Extraordinary General Meeting, the Court Hearing or this document, or would like additional copies of this document or the Forms of Proxy, you should contact IONA’s Registrar, Computershare Investor Services (Ireland) Limited, on 01 447 5482 (if calling within Ireland) or on +353 1 447 5482 (if calling from outside Ireland) between 9.00 a.m. and 5.00 p.m. (Irish Standard Time) on any Business Day. For legal reasons, IONA’s Registrar cannot provide advice on the benefits of the Scheme or Acquisition or recommend how you should vote or give any financial advice or tax advice.

SUMMARY

This summary highlights selected information from this document and may not contain all of the information that is important to IONA ADR holders and/or IONA Shareholders. To understand the Scheme fully, you should carefully read this entire document, as well as the other documents to which this document refers. Page references are included in parentheses to direct you to a more complete summary of the topics presented in this summary. The information incorporated by reference into this document may be obtained without charge by following the instructions in the paragraph entitled “Where You Can Find More Information” beginning on page 219 of this document.

Information on IONA, SPK Acquisitions and Progress (Pages 52, 89 and 91)

IONA Technologies PLC

The IONA Building, Shelbourne Road

Ballsbridge, Dublin 4, Ireland

+353 1 6372000

www.iona.com

IONA, an Irish incorporated public limited company, has been a world leader in delivering high-performance integration solutions for Global 2000 IT environments for over a decade. IONA pioneered standards-based integration with its CORBA-based Orbix® products. IONA Artix™, an advanced SOA infrastructure suite, enables customers to leverage service-oriented architecture to streamline and modernize information technology environments. The FUSE™ family of open source distributed SOA infrastructure products allows customers to take advantage of the economic benefits associated with the use of open source software. IONA is headquartered in Dublin, Ireland, with US headquarters in Waltham, Massachusetts, USA, and offices worldwide and has approximately 306 employees worldwide.

IONA ADRs, evidencing IONA ADSs, which represent IONA Shares deposited with the Depositary pursuant to the Deposit Agreement, have been traded in the United States on Nasdaq since IONA’s initial public offering on 25 February 1997. IONA Shares have been listed as a secondary listing on the Official List since 19 December 1997. IONA ADRs are traded on Nasdaq under the symbol “IONA” and IONA Shares are traded on the Irish Stock Exchange under the name “IONA TECHNOLOGIES PLC.”

SPK Acquisitions Limited

Arthur Cox Building

Earlsfort Terrace, Dublin 2, Ireland

+353 1 618 0000

www.progress.com

SPK Acquisitions, a wholly owned subsidiary of Progress, is an Irish private limited company, which was incorporated on 11 February 2008. SPK Acquisitions is not publicly traded and has no employees. SPK Acquisitions has not conducted any business prior to the date of this document (except for entering into transactions relating to the Acquisition). The principal executive offices of SPK Acquisitions are located in Bedford, Massachusetts, USA.

Progress Software Corporation

14 Oak Park Drive

Bedford, Massachusetts 01730, USA

+00 1 781-280-4000

www.progress.com

Progress, a Massachusetts corporation, provides application infrastructure software for the development, deployment, integration and management of business applications. Progress has over 1,600 employees in over 90 countries. Progress’s common stock is traded on Nasdaq under the symbol “PRGS.” The principal executive offices of Progress are located in Bedford, Massachusetts, USA.

The Acquisition (Page 58)

On 25 June 2008, IONA and SPK Acquisitions announced that they had reached agreement on the terms of a recommended acquisition by SPK Acquisitions of IONA to be implemented by means of a scheme of arrangement under Irish law.

At the Effective Time, the Scheme Shares will be cancelled pursuant to Sections 72 and 74 of the Act or transferred to SPK Acquisitions. IONA will then issue New IONA Shares to SPK Acquisitions in place of the Scheme Shares cancelled pursuant to the Scheme, and SPK Acquisitions will pay the Consideration to former Scheme Shareholders in consideration for the Acquisition. As a result of the Scheme, IONA will, indirectly, become a wholly owned subsidiary of Progress.

The Implementation Agreement (Page 46)

IONA, SPK Acquisitions and, with respect to Section 7.4 and Section 7.7 only, Progress have entered into an Implementation Agreement which contains certain assurances in relation to the implementation of the Scheme and the conduct of IONA’s business up to the Effective Time.

Under the terms of the Implementation Agreement, IONA and SPK Acquisitions have agreed, among other things, to:

—

take such steps as are necessary or required and within their respective powers, and provide each other with such other assistance as may reasonably be required, to implement the Acquisition and the Scheme;

—	assist each other as required for the purposes of preparing documents for the Acquisition and the Scheme; and

—	use their reasonable endeavours to achieve satisfaction of the conditions to the Scheme as soon as reasonably practicable following the publication of this document.

The Limited Guaranty (Page 51)

Progress has delivered a Limited Guaranty to IONA pursuant to which Progress has guaranteed to IONA the due and punctual payment and performance of all the obligations of SPK Acquisitions (and its successors and assigns) under the Implementation Agreement, provided that the maximum amount payable by Progress to IONA will not exceed $161.7 million. Since SPK Acquisitions will only pay the Consideration for IONA Shares that are not owned by subsidiaries or nominees of Progress, the maximum cash payment that will be made by SPK Acquisitions for the Acquisition will be $160.2 million.

The Consideration (Page 54)

At the Effective Time, each Scheme Share will be cancelled or transferred to SPK Acquisitions and SPK Acquisitions will pay the Consideration to former Scheme Shareholders in consideration therefor. Where, at the Scheme Record Time, a Scheme Shareholder holds Scheme Shares in uncertificated form, the Consideration to which such Scheme Shareholder is entitled will, except in limited circumstances, be paid, by means of CREST, in US dollars by SPK Acquisitions procuring the creation of an assured payment obligation in favour of the relevant Scheme Shareholder’s payment bank in respect of the Consideration due. Where, at the Scheme Record Time, a Scheme Shareholder holds Scheme Shares in certificated form, settlement of any Consideration due will be despatched by ordinary prepaid post (or by such other manner as the Panel may approve).

Treatment of IONA ADRs and IONA ADSs (Page 72)

Each IONA ADR represents one IONA ADS, which represents one IONA Share. The Depositary holds the IONA Shares underlying the IONA ADSs on behalf of the IONA ADR holders. Accordingly, the Depositary, as an IONA Shareholder, will be entitled to $4.05 for every IONA Share held by it at the Scheme Record Time. Promptly after the Effective Date, the Depositary will distribute directly to IONA ADR holders the Consideration to which they are entitled under the terms of the Scheme, less any withholding tax or ADR cancellation fees, for every IONA ADR held by IONA ADR holders at the Scheme Record Time.

The Court Meeting (Page 60)

The Court Meeting has been convened for          p.m. (Irish Standard Time) on                     2008 to enable Scheme Shareholders to consider and, if thought fit, approve the Scheme. The Court Meeting will be held at         .

It is important that as many votes as possible are cast at the Court Meeting so that the appropriate resolution proposing the Scheme can be passed and that the High Court may be satisfied that there is a fair representation of Scheme Shareholder opinion when it is considering whether to sanction the Scheme. If you are the holder of any IONA ADRs, you are strongly urged to complete and return your ADR Voting Instruction Card as soon as possible to ensure that the Depositary represents your ADRs at the Court Meeting. If you are the registered holder of any Scheme Shares, you are strongly urged to complete and return your PINK Form of Proxy for the Court Meeting as soon as possible.

The Extraordinary General Meeting (Page 60)

The EGM has been convened for          p.m. (Irish Standard Time) on                      2008 (or as soon thereafter as the Court Meeting is concluded or adjourned) to enable IONA Shareholders to consider and, if thought fit, pass the following resolutions:

—	to approve the Scheme and to authorise the directors of IONA to take such action as they consider necessary or appropriate to carry the Scheme into effect;

—	to approve the cancellation of the Cancellation Shares;

—

to authorise the directors of IONA to issue relevant securities pursuant to Section 20 of the Companies (Amendment) Act 1983 and to apply the reserve in the books arising upon the cancellation described above in paying up in full at par New IONA Shares;

—

to approve certain amendments to IONA’s Articles of Association designed to avoid any person (other than members of the SPK Acquisitions Group) being left with IONA Shares after dealings in IONA ADRs and IONA Shares have ceased on Nasdaq and the Irish Stock Exchange, respectively; and

—	to approve a proposal to adjourn the EGM, if necessary, to solicit additional proxies in favour of approval of the resolutions to be considered at the EGM.

The EGM will be held at             .

It is important that as many votes as possible are cast at the EGM. If you are the holder of any IONA ADRs, you are strongly urged to complete and return your ADR Voting Instruction Card as soon as possible to ensure that the Depositary represents your IONA ADRs at the Court Meeting. If you are the registered holder of any IONA Shares, you are strongly urged to complete and return your BLUE Form of Proxy for the EGM as soon as possible.

The Court Hearing (Page 62)

In order for the Scheme to become effective, the sanction of the High Court at the Court Hearing is required in addition to the approval by Scheme Shareholders at the Court Meeting and the passing of the necessary resolutions by IONA Shareholders at the EGM. All IONA Shareholders are entitled to be represented by counsel or a solicitor (at their own expense) at the Court Hearing to support or oppose the sanctioning of the Scheme.

The Court Hearing is expected to take place on or about                      2008 at the Four Courts, Inns Quay, Dublin, Ireland.

Holders of IONA ADRs May Not Attend the Meetings or the Court Hearing (Page 72)

Holders of IONA ADRs will not be entitled to attend the Meetings or to be represented at the Court Hearing. The Depositary will vote at the Meetings in accordance with the instructions it receives from IONA ADR holders. Details of how IONA ADR holders can instruct the Depositary to vote at the Meetings are contained in the enclosed ADR Voting Instruction Card.

Holders of IONA ADRs who wish to attend the Court Meeting and/or the EGM or to be represented at the Court Hearing should take steps to present their IONA ADRs to the Depositary, for cancellation and delivery of IONA Shares so as to become holders of record of IONA Shares prior to the relevant Voting Record Time for the Court Meeting or the EGM or prior to the Court Hearing, as the case may be.

Voting Record Time and Voting Procedures (Page 27)

IONA ADR holders:

IONA ADR holders may not attend or vote at the Court Meeting or the EGM; however, the Depositary is required by the Deposit Agreement to vote the IONA Shares deposited thereunder in accordance with the instructions of the IONA ADR holders. Details of how IONA ADR holders can instruct the Depositary to vote at the Meetings are contained in the enclosed ADR Voting Instruction Card.

Holders of Scheme Shares and IONA Shares:

Only Members as of the Voting Record Time, whose names are registered in the Register of Members of IONA, shall be entitled to attend and vote at the Court Meeting and the EGM in respect of the number of Scheme Shares and IONA Shares, respectively, registered in their name at such time.

Quorum and Vote Required (Page 59)

The Court Meeting:

In order to conduct business at the Court Meeting a quorum must be present. IONA’s Articles of Association provide that the presence, either in person or by proxy, of three persons entitled to vote at such meeting, each being a holder of IONA Shares, a proxy for a holder of IONA Shares or a duly authorised representative of a corporate holder of IONA Shares, constitutes a quorum for the transaction of business at the Court Meeting. At the Court Meeting, voting will be by poll and not a show of hands and each holder of Scheme Shares who is present in person or by proxy will be entitled to one vote for each IONA Share held. The approval required at the Court Meeting is that those voting in favour of the Scheme must represent a simple majority (more than 50 per cent.) in number of those Scheme Shareholders present and voting in person or by proxy and also represent three-fourths (75 per cent.) in value of the Scheme Shares held by those Scheme Shareholders present and voting in person or by proxy.

Failure to vote in favour of the Scheme or failure to vote your proxy by post, hand, mail, fax, or in person, in the case of the Scheme Shareholders, or failure to submit your vote by the Internet, telephone or post in the case of the IONA ADR holders, will increase the likelihood of the Scheme being defeated at the Court Meeting and the Acquisition not proceeding.

The Extraordinary General Meeting:

A quorum must be present in order to conduct any business at the EGM. IONA’s Articles of Association provide that the presence at the EGM, either in person or by proxy, of three persons entitled to vote at such meeting, each being a holder of IONA Shares, a proxy for a holder of IONA Shares, or a duly authorised representative of a corporate holder of IONA Shares, constitutes a quorum for the transaction of business.

A majority (more than 50 per cent.) of the votes cast is required to pass an ordinary resolution, and three-fourths (75 per cent.) or greater of the votes cast is required to pass a special resolution. A special resolution is required to effect certain actions, including alterations to IONA’s Memorandum or Articles of Association or cancellation of the IONA Shares.

As of the Latest Practicable Date, the directors of IONA owned 3,605,193 IONA Shares, or approximately 9.8 per cent. of the issued share capital of IONA. These IONA Shares are subject to a voting undertaking with SPK Acquisitions pursuant to which the directors of IONA have agreed (subject to certain exceptions) to vote, or procure that voting instructions are given to vote, in favour of the Acquisition and the Scheme at the Court Meeting and the EGM. In addition, as of the Latest Practicable Date, Progress SC owned 362,000 IONA Shares, or approximately 0.99 per cent. of the issued share capital of IONA. As Progress SC is not a Scheme Shareholder, these IONA Shares are subject to a voting undertaking with IONA and SPK Acquisitions, pursuant to which Progress SC has agreed (subject to certain exceptions) not to vote these IONA Shares at the Court Meeting and to vote these IONA Shares in favour of the resolutions to be proposed at the EGM.

Proxies and Voting (Page 26)

The Court Meeting:

IONA ADR holders

To vote at the Court Meeting, IONA ADR holders are requested to complete and return the ADR Voting Instruction Card to the Depositary at Deutsche Bank Trust Company, c/o of American Stock Transfer & Trust Company, Peck Slip Station, P.O. Box 2050, New York, New York 10272-2050 USA as soon as possible and, in any event, by              2008. Alternatively, you may submit your ADR Voting Instruction Card via telephone by calling the number printed at the top of your ADR Voting Instruction Card or via the Internet by accessing the Depositary’s website at www.voteproxy.com. To dial in or log in please make sure that you have your ADR Voting Instruction Card available. If the Depositary does not receive your ADR Voting Instruction Card by such date, the Depositary will not vote your IONA ADRs. It is important that, for the Court Meeting, as many votes as possible are cast (whether in person or by proxy) so that the High Court may be satisfied that there is a fair and reasonable representation of Scheme Shareholder opinion. You are, therefore, strongly urged to complete, sign and return your ADR Voting Instruction Card as soon as possible to ensure that the Depositary represents your IONA ADRs at the Court Meeting.

Scheme Shareholders

To vote at the Court Meeting, Scheme Shareholders are requested to submit the PINK Form of Proxy to the Registrar, Computershare Investor Services (Ireland) Limited, at Heron House, Corrig Road, Sandyford Industrial Estate, Dublin 18, Ireland as soon as possible and, in any event, not less than 48 hours before the time appointed for the Court Meeting but, if forms are not so lodged, they may be handed to the Chairman of the Court Meeting before the start of the Court Meeting and will still be valid. It is important that, for the Court Meeting, as many votes as possible are cast (whether in person or by proxy) so that the High Court may be satisfied that there is a fair and reasonable representation of Scheme Shareholder opinion. You are, therefore, strongly urged to complete, sign and return your PINK Form of Proxy as soon as possible.

Scheme Shares represented at the Court Meeting by properly executed proxies received prior to or at the Court Meeting, and not revoked, will be voted at the Court Meeting, and at any and all adjournments or postponements of that meeting, in accordance with the instructions on the proxies. If a proxy is duly executed appointing the Chairman of the Court Meeting and submitted without instructions, the Scheme Shares represented by that proxy will be voted in favour of approval of the Scheme.

The Extraordinary General Meeting:

IONA ADR holders

To vote at the EGM, IONA ADR holders must complete the ADR Voting Instruction Card accompanying this document in accordance with the instructions printed thereon and return it to the Depositary at Deutsche Bank Trust Company, c/o of American Stock Transfer & Trust Company, Peck Slip Station, P.O. Box 2050, New York, New York 10272-2050 USA as soon as possible and, in any event, by             2008. Alternatively, you may submit your ADR Voting Instruction Card via telephone by calling the number printed at the top of your ADR Voting Instruction Card or via the Internet by accessing the Depositary’s website at www.voteproxy.com. To dial in or log in please make sure that you have your ADR Voting Instruction Card available. If the Depositary does not receive your ADR Voting Instruction Card by such date, the Depositary will not vote your IONA ADRs.

IONA Shareholders

For the EGM, IONA Shareholders must complete and sign the BLUE Form of Proxy, in accordance with the instructions printed thereon and return it to the Registrar, no later than         p.m. (Irish Standard Time) on             2008.

IONA Shares represented at the EGM by properly executed proxies received prior to or at the EGM, and not revoked, will be voted at the EGM, and at any and all adjournments or postponements of that meeting, in accordance with the instructions on the proxies. If a proxy is duly executed appointing the Chairman of the Meeting and submitted without instructions, the IONA Shares represented by that proxy will be voted in favour of the resolutions to be considered at the EGM.

Revocation of Proxies (Page 28)

Holders of IONA ADRs may change their vote at any time before                      2008. You may do this by sending a written, dated notice to the Depositary stating that you would like to revoke your voting instructions, which must be received by the Depositary by                      2008.

Scheme Shareholders may revoke or amend the PINK Form of Proxy at any time up to         p.m. (Irish Standard Time) on                      2008 in the case of the Court Meeting, and IONA Shareholders may revoke or

amend the BLUE Form of Proxy up to         p.m. (Irish Standard Time) on                      2008 in the case of the EGM. You may do this in one of three ways. First, you may send a written, dated notice to the Registrar of IONA stating that you would like to revoke your proxy. Second, you may complete, sign, date and submit a new Form of Proxy. Third, you may attend the Court Meeting and/or the Extraordinary General Meeting and vote in person. Your attendance alone will not revoke your proxy. If you have instructed a broker to vote your IONA Shares, you must follow the directions received from your broker relating to changing those instructions.

If you wish to amend or revoke your Forms of Proxy after you have returned them to Computershare Investor Services (Ireland) Limited, you should contact the Registrar at the address given below.

Submission of a Form of Proxy does not preclude you from attending and voting in person at the Meeting in question.

Recommendation of the Board of IONA and Reasons for the Scheme (Page 52)

The Board of IONA unanimously recommends to IONA Shareholders to vote in favour of the Acquisition and the Scheme. In support of this recommendation, the members of the Board of IONA have irrevocably undertaken (subject to certain exceptions) to vote their own beneficial holdings, amounting to, in aggregate, 3,605,193 IONA Shares, which represents approximately 9.8 per cent. of the issued share capital of IONA, in favour of the Acquisition and the Scheme.

Opinion of Financial Advisor (Pages 63 and 187)

Lehman Brothers, IONA’s financial advisor, delivered an opinion to the Board of IONA that, as of 24 June, 2008, and based on and subject to the factors, limitations and assumptions set forth in the opinion, from a financial point of view, the Consideration to be offered to the IONA Shareholders in the Acquisition was fair to the IONA Shareholders.

The full text of the written opinion of Lehman Brothers, dated 24 June 2008, which sets forth the assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex F to this document. Lehman Brothers’ opinion, the issuance of which was approved by Lehman Brothers’ Fairness Opinion Committee, is addressed to the Board of IONA and addresses only the fairness, from a financial point of view, of the Consideration to be offered to the IONA Shareholders in the Acquisition and does not constitute a recommendation to any IONA ADR holder or IONA Shareholder as to how such person should vote with respect to the Scheme or any other matter.

Appraisal Rights (Page 215)

If the Scheme Shareholders approve the Scheme at the Court Meeting and the High Court sanctions the Scheme, then, subject to the Scheme becoming effective in accordance with its terms, the Scheme will be binding on all IONA Shareholders, including those Scheme Shareholders who did not vote or who voted against it at the Court Meeting. If the Scheme Shareholders approve the Scheme and the High Court sanctions the Scheme, no IONA Shareholder will have “dissenters” or “appraisal” rights under Irish law, or otherwise have any right to seek a court appraisal of the value of IONA Shares. If the Scheme becomes effective, all Scheme Shareholders will receive the same Consideration per Scheme Share.

Exchange of Share Certificates (Pages 71 and 72)

IONA ADR holders, who hold their IONA ADRs in certificated form, will need to surrender their certificates to the Depositary prior to receiving their proportion of the Consideration. If you are required to return your IONA ADR certificates, you will be notified. Under the terms of the Scheme, at the Effective Time, all Scheme Shares will be cancelled and cease to exist or be transferred to SPK Acquisitions. Following the cancellation or transfer of the Scheme Shares, you may be required to return your share certificates. If you are required to return your share certificates, you will be notified.

Source of Funds (Page 89)

The Acquisition will be financed from the existing financial resources of SPK Acquisitions and Progress. Full payment of the Consideration to IONA Shareholders who are not subsidiaries or nominees of Progress involves a maximum cash payment of approximately $160.2 million. Goodbody Corporate Finance, financial advisor to SPK Acquisitions and Progress, is satisfied that the necessary financial resources are available to SPK Acquisitions to satisfy in full the Consideration payable to IONA Shareholders under the terms of the Acquisition.

Conditions to the Scheme (Page 81)

The implementation of the Scheme is conditional, amongst other things, upon:

—	the expiration of the waiting period under the HSR Act;

—

the approval by a majority in number of Scheme Shareholders representing three-fourths (75 per cent.) or more in value of the Scheme Shares held by such holders present and voting either in person or by proxy, at the Court Meeting (or at any adjournment of such meeting);

—	the passing by the requisite majority of such resolutions as are required to approve or implement the Scheme at the Extraordinary General Meeting and are set out in the notice of the EGM;

—

the sanction of the Scheme and confirmation of the reduction of capital involved therein by the High Court and the delivery of an office copy of the Court Order and the minute required by Section 75 of the Act to the Registrar of Companies and the registration of such Court Order and minute by the Registrar of Companies; and

—

the conditions, which are not otherwise identified above and which are set out in full in Part V (Conditions to and Further Terms of the Acquisition and the Scheme) of this document, being satisfied or waived on or before the sanction of the Scheme by the High Court pursuant to Section 201 of the Act.

Further, for the Acquisition to proceed, the Scheme must become effective by not later than 15 December 2008 or such later date, if any, as IONA and SPK Acquisitions may, with, if required, the consent of the Panel, agree and, if required, the High Court may allow.

The conditions to the Acquisition and the Scheme are set out in full in Part V (Conditions to and Further Terms of the Acquisition and the Scheme) of this document.

Solicitation of Proposals from Other Parties (Page 44)

Except in limited circumstances, the directors of IONA have agreed not to withdraw or adversely modify their recommendation to the IONA Shareholders regarding the Scheme.

In addition, the non-solicitation undertaking in the Expenses Reimbursement Agreement provides that, until the earlier of 15 December 2008 and the date on which the Scheme becomes effective (or lapses or is withdrawn), IONA has agreed that, subject to the fiduciary duties of the Board of IONA, no member of the IONA Group or any of their respective directors, officers, employees or advisers shall, among other things, solicit interest or initiate discussions or negotiations with any person in respect of or in connection with the acquisition of control (as defined in the Takeover Rules) of IONA. Except to the extent required by the Takeover Rules or the Panel, IONA has also agreed to inform and keep informed SPK Acquisitions of any inquiry with respect to or that would reasonably be expected to lead to a Competing Offer, the material terms of such Competing Offer and the identity of the person making any such inquiry or proposing a Competing Offer.

Termination of the Implementation Agreement (Page 49)

Either SPK Acquisitions or IONA may terminate the Implementation Agreement at or prior to the Effective Time of the Scheme if any of the following occurs:

—	the conditions specified in Part V (Conditions to and Further Terms of the Acquisition and the Scheme) of this document are not satisfied by 15 December 2008;

—

the High Court declines or refuses to sanction the Scheme, unless both IONA and SPK Acquisitions agree that the decision of the High Court shall be appealed and, if so appealed, a final non-appealable order, decree, judgment, or ruling has been issued;

—	the directors of IONA withdraw or adversely modify the Scheme Recommendation; or

—	the resolutions are not approved at the Court Meeting and the EGM.

Expenses Reimbursement Agreement (Page 44)

Under the Expenses Reimbursement Agreement, IONA has agreed to pay specific quantifiable third party costs and expenses incurred by SPK Acquisitions in connection with the Scheme in certain circumstances, including, but not limited to, the following:

—

if the Board of IONA, or any one or more members thereof, withdraws or adversely modifies its/their recommendation of the Scheme or recommends (or indicates or announces an intention to recommend) a Competing Offer;

—

IONA withdraws the Scheme or materially alters any term of the Scheme or takes or omits to take any action in breach of the Implementation Agreement the result of which is to prevent the IONA Shareholders from voting at any Meetings to approve the Scheme; or

—	if prior to the Scheme lapsing or being withdrawn, a Competing Offer is announced and any such Competing Offer becomes effective or unconditional within 12 months of that announcement.

The liability of IONA to pay these amounts is limited to a maximum amount equal to 1 per cent. of the aggregate value of the number of IONA Shares which are the subject of the Acquisition multiplied by the Consideration.

IONA Executive Officers and Non-Executive Directors and the Effects of the Scheme on their Interests (Page 66)

In considering the recommendations of the Board of IONA with respect to the approval of the Scheme, IONA Shareholders should be aware that IONA Non-Executive Directors and IONA executive officers have interests in the Scheme that may be in addition to, or different from, the interests of IONA Shareholders. These interests may create potential conflicts of interest. The Board of IONA was aware of these interests, which include those summarized below, and considered them, among other matters, in approving the Acquisition and the Scheme.

—

IONA has change in control agreements with all its executive officers that provide certain benefits if (i) there is a change in control of the Company (which the Scheme, if it becomes effective, would constitute), and (ii) the executive officer’s employment is (A) involuntarily terminated by the Company (or any successor, including SPK Acquisitions) without cause (as defined in the change in control agreements) within two years following a change in control or during the three month period immediately preceding a change in control or (B) voluntarily terminated by the executive officer for good reason (as defined in the change in control agreements) within two years following a change in control.

—

IONA also has a change in control plan for IONA Non-Executive Directors that provides certain benefits in the event of a change in control (which the Scheme, if it becomes effective, would constitute).

—

IONA Options held by IONA Non-Executive Directors and IONA executive officers will be treated under the Scheme in the same manner as all other IONA Options (including the vesting of all unvested options in connection with the Scheme). As of the Latest Practicable Date, IONA Non-Executive Directors and executive officers holding IONA Options would receive cash payments upon the consummation of the Scheme in an aggregate amount (before withholding for applicable taxes) of approximately $1,520,444.

—

Under IONA’s Articles of Association, IONA has included a provision that limits or eliminates the personal liability of the IONA Directors and officers. IONA maintains liability insurance which insures the IONA Directors and officers against certain losses and insures IONA with respect to its obligation to indemnify the IONA Directors and officers.

—	In addition, under the terms of the Implementation Agreement, IONA Non-Executive Directors and IONA executive officers will be entitled to indemnification in specified circumstances.

Voting Undertakings (Pages 43 and 55)

In connection with the Scheme, SPK Acquisitions has received from the members of the Board of IONA voting undertakings to, subject to certain exceptions, vote in favour of the Acquisition and the Scheme in respect of the 3,605,193 IONA Shares, in aggregate, they own, representing approximately 9.8 per cent. of the issued share capital of IONA. The form of voting undertakings of directors of IONA is attached to this document as Annex D.

Further, Progress SC, a wholly owned subsidiary of Progress, has irrevocably committed to IONA and SPK Acquisitions, in respect of the 362,000 IONA Shares which it owns, not to vote such IONA Shares at the Court Meeting and to vote such IONA Shares in favour of the resolutions to be considered at the Extraordinary General Meeting. The Progress SC voting undertaking is attached to this document as Annex E.

IONA Share Option Schemes (Page 51)

All unvested IONA Options will become fully vested and exercisable in connection with the Scheme, in accordance with the provisions of the IONA Share Option Schemes and, with respect to IONA Options held by the IONA Non-Executive Directors and the executive officers of IONA, the provisions of the IONA Non-Executive Directors Change in Control Plan and the change in control agreements with the executive officers of IONA, respectively, which plan and agreements are described further in paragraph 9 of Part III (Explanatory Statement) of this document. IONA and SPK Acquisitions will offer all IONA Optionholders an opportunity to elect to exercise their IONA Options immediately upon the making of the Court Order on, and on the condition that the IONA Shares issued upon such exercise are then transferred to SPK Acquisitions under the Scheme. In so doing, IONA Optionholders (other than IONA Non-Executive Directors and executive officers for United States federal securities law purposes) may exercise their IONA Options with a cashless exercise facility under which they may direct that the exercise price of their IONA Options be paid to IONA out of the proceeds of the sale to SPK Acquisitions under the Scheme of the IONA Shares issued to them upon exercise of their IONA Options.

All IONA Options that remain outstanding on the Effective Date shall be cancelled with effect from midnight (Irish Standard Time) on the Effective Date in consideration for the payment to the IONA Optionholder of a cash payment per IONA Share subject to an IONA Option equal to the excess, if any, of the Consideration per IONA Share over the exercise price applicable to such IONA Option (net of any applicable withholding taxes).

Effective Time of the Scheme (Page 31)

Assuming the necessary approvals from the Scheme Shareholders and IONA Shareholders, as the case may be, have been obtained and all conditions have been satisfied or (where applicable) waived, the Scheme will become effective upon delivery to the Registrar of Companies of an office copy of the Court Order of the High Court sanctioning the Scheme together with the minute required by Section 75 of the Act confirming the capital reduction and registration of the Court Order and minute by the Registrar of Companies. Upon the Scheme becoming effective, it will be binding on all IONA Shareholders, irrespective of whether or not they attended or voted at the Court Meeting or the EGM. It is expected that the Scheme will become effective during September 2008.

Irish Taxation (Page 212)

Irish Holders who, under the Scheme, dispose of their IONA ADRs or IONA Shares will be subject to Irish Capital Gains Tax “CGT” (in the case of individuals) or Irish corporation tax (in the case of companies) to the extent that the proceeds realised from such disposition exceed the base cost (indexation may apply to increase the base cost of acquisitions of shares made prior to 1 January 2003) of their IONA ADRs or IONA Shares plus incidental expenses. The current rate of tax applicable to such chargeable gains is 20 per cent.

Irish Holders that have capital losses from other sources in current, or any previous, tax year can generally apply such losses to reduce gains realised on the disposal of their IONA ADRs or IONA Shares.

No Irish Stamp Duty will be payable by a holder of IONA ADRs or IONA Shares in relation to the disposal of IONA ADRs or IONA Shares under the Scheme.

US IONA ADR holders and US IONA Shareholders will not be subject to Irish CGT on the disposal of IONA ADRs or IONA Shares provided at the time of disposal: (i) IONA ADRs and IONA Shares are quoted on Nasdaq and the Irish Stock Exchange, respectively and/or (ii) IONA ADRs and IONA Shares do not derive the greater part of their value from land, buildings, minerals, or mineral or exploration rights in Ireland.

Holders of IONA ADRs or IONA Shares are advised to consult their own tax advisers with respect to the application of Irish taxation laws to their particular circumstances in relation to the Scheme.

US Federal Income Tax Consequences (Page 213)

A sale of IONA ADRs or IONA Shares, as the case may be, for cash pursuant to the Scheme will be treated as a taxable transaction for federal income tax purposes under the Internal Revenue Code, and may be taxable for US state and local purposes as well. Holders of IONA ADRs or IONA Shares, as the case may be, are advised to consult their own tax advisers with respect to the application of US federal, state, local and other laws to their particular circumstances in relation to the Scheme.

Regulatory Approvals (Page 215)

Under the provisions of the HSR Act, IONA and SPK Acquisitions may not complete the Acquisition until IONA and SPK Acquisitions have made certain filings with the Federal Trade Commission and the United States Department of Justice and the applicable waiting period has expired or been terminated. IONA and SPK Acquisitions expect to file pre-merger notifications with the US antitrust authorities pursuant to the HSR Act shortly and will request “early termination” of the waiting period. IONA and SPK Acquisitions do not believe that any foreign antitrust approvals are required to consummate the Acquisition.

In addition, under the Act, the High Court must sanction the Scheme and confirm the reduction of IONA’s capital.

ADVISERS TO IONA, SPK ACQUISITIONS AND PROGRESS

IONA:

Financial Advisors to IONA	Lehman Brothers Inc. 745 7th Avenue New York, New York 10019 United States Merrion Stockbrokers Limited Block C, The Sweepstakes Centre Ballsbridge Dublin 4 Ireland	Davy Corporate Finance Davy House Dawson Street Dublin 2 Ireland

Legal Advisors to IONA	As to Irish law William Fry Fitzwilton House Wilton Place Dublin 2 Ireland	As to US law Goodwin Procter LLP Exchange Place 53 State Street Boston, Massachusetts 02109 United States

Auditors to IONA	Ernst & Young Ernst & Young Building Harcourt Centre Harcourt Street Dublin 2 Ireland

Registrar	Computershare Investor Services (Ireland) Limited P.O. Box 954 Heron House Corrig Road Sandyford Industrial Estate Dublin 18 Ireland

Depositary	Deutsche Bank Trust Company c/o of American Stock Transfer & Trust Company Peck Slip Station P.O. Box 2050 New York, New York 10272-2050 United States

Public Relations Advisors to IONA	K Capital Source 8 Raglan Road Dublin 4 Ireland

Proxy Solicitor for IONA	Georgeson, Inc. 2nd Floor, Vintners Place 68 Upper Thames Street London EC4V 3BJ United Kingdom	In the US Georgeson, Inc. 199 Water Street 26th Floor New York, New York 10038 United States

SPK ACQUISITIONS & PROGRESS:

Financial Advisor to SPK Acquisitions & Progress	Goodbody Corporate Finance Ballsbridge Park Ballsbridge Dublin 4 Ireland

Legal Advisors to SPK Acquisitions & Progress	As to Irish law Arthur Cox Earlsfort Centre Earlsfort Terrace Dublin 2 Ireland	As to US law Wilmer Cutler Pickering Hale and Dorr LLP 60 State Street Boston, Massachusetts 02109 United States

Public Relations Advisors to SPK Acquisitions & Progress	Lewis PR 535 Boylston Street Suite 603 Boston, Massachusetts 02116 United States

EXPECTED TIMETABLE OF PRINCIPAL EVENTS

Event	Time and/or Date (1)
Latest time for receipt by the Depositary of completed ADR Voting Instruction Card for the Court Meeting and the EGM	p.m. on 2008	(2)
Latest time for receipt of PINK Forms of Proxy for the Court Meeting (3)	p.m. on 2008
Latest time for receipt of BLUE Forms of Proxy for the EGM	p.m. on 2008
Voting Record Time	6.00 p.m. on 2008
Court Meeting	p.m. on 2008
Extraordinary General Meeting (4)	p.m. on 2008
Intended date for Court Hearing (of the petition to sanction the Scheme)	2008
Last day of dealings in IONA ADRs on Nasdaq and IONA Shares on the Irish Stock Exchange	2008
Scheme Record Time	10.00 p.m. on 2008
Effective Time	2008
Payments in respect of IONA Shares credited to CREST accounts (as appropriate)	No later than 2008
Despatch of cheques/electronic transfers in respect of the Consideration (as appropriate)	No later than 2008

Notes:

(1)	The dates and times are indicative only and will depend on, inter alia, the dates upon which the High Court sanctions the Scheme and confirms the reduction of capital that forms part of the Scheme. Unless otherwise noted, all time references are to Irish Standard Time.

(2)	United States Eastern Time.

(3)	If the PINK Form of Proxy for the Court Meeting is not returned by this time, a PINK Form of Proxy may be handed to the Chairman of the Court Meeting before the start of the Court Meeting and will still be valid.

(4)	To commence at p.m., or, if later, immediately after the conclusion or adjournment of the Court Meeting.

ENCLOSURES AND CONTACT INFORMATION

Enclosures

IONA ADR holders will receive the following enclosures with a copy of this document:

Depositary’s Notice of Court Meeting and Extraordinary General Meeting of IONA

ADR Voting Instruction Card for the Court Meeting and the Extraordinary General Meeting

Holders of IONA Shares will receive the following enclosures with a copy of this document:

PINK Form of Proxy for the Court Meeting

BLUE Form of Proxy for the Extraordinary General Meeting

Contact Information

If you have any queries in relation to the ADR Voting Instruction Card, Forms of Proxy or actions to be taken at the Meetings, please contact:

(IF AN IONA SHAREHOLDER)	(IF AN IONA ADR HOLDER)

IONA’s Registrar	IONA’s Proxy Solicitor

Computershare Investor Services (Ireland) Limited	Georgeson
01 447 5482 (if calling within Ireland) or +353 1 447 5482 (if calling from outside Ireland) between 9.00 a.m. and 5.00 p.m. (Irish Standard Time) on any Business Day	1-866-741-6131 (if calling within the United States) or on +001 1-201-356-3223 (if calling from outside the United States) between 9.00 a.m. and 5.00 p.m. (United States Eastern Time) on any Business Day.
If calling from outside the United States, please call collect.

OR
IONA’s Depositary

Deutsche Bank Trust Company

Deutsche Bank Trust Company

c/o of American Stock Transfer & Trust Company Peck Slip Station

P.O. Box 2050

New York, New York 10272-2050 United States

Toll free tel.: +1 800-749-1873 ( if calling within the United States)

or

International tel.: +1 718 921 8137 (if calling from outside the United States)

e-mail queries: DB@amstock.com

For legal reasons, none of Registrar, Georgeson, nor the Depositary will be able to provide advice on the benefits of the Acquisition or the Scheme or the merits of the Acquisition itself or give financial advice or tax advice.

ACTION TO BE TAKEN

MEETINGS TO BE HELD ON                      2008

The Scheme requires approval by Scheme Shareholders at the Court Meeting to be held at         , at          p.m. (Irish Standard Time) on                      2008. In addition to approval at the Court Meeting, implementation of the Scheme also requires various approvals by IONA Shareholders at an EGM to be held at         , at          p.m. (Irish Standard Time) on                      2008 or, if later, immediately after the conclusion or adjournment of the Court Meeting. Once effective, the Scheme will be binding on all IONA Shareholders, including those Scheme Shareholders who did not vote, or who voted against it, at the Court Meeting.

SIGN AND RETURN THE ACCOMPANYING ADR VOTING INSTRUCTION CARD OR FORMS OF PROXY

For IONA ADR holders:

You are encouraged to sign and return the enclosed ADR Voting Instruction Card as soon as possible and in any event so as to be received by the Depositary at Deutsche Bank Trust Company, c/o American Stock Transfer & Trust Company, Peck Slip Station, P.O. Box 2050, New York, New York 10272-2050 USA by             2008. Alternatively, you may submit your ADR Voting Instruction Card via telephone by calling the number printed at the top of your ADR Voting Instruction Card or via the Internet by accessing the Depositary’s website at www.voteproxy.com. To dial in or log in please make sure that you have your ADR Voting Instruction Card available.

It is important that, for the Court Meeting, as many votes as possible are cast (whether in person or by proxy) so that the High Court may be satisfied that there is a fair and reasonable representation of Scheme Shareholder opinion. You are, therefore, strongly urged to complete, sign and return your ADR Voting Instruction Card as soon as possible.

If you have any questions relating to this document or the completion and return of the ADR Voting Instruction Card, please contact the helpline at the telephone numbers provided on page 30.

For Scheme Shareholders and IONA Shareholders:

Scheme Shareholders are encouraged to sign and return the enclosed PINK Form of Proxy for the Court Meeting and IONA Shareholders are encouraged to sign and return the enclosed BLUE Form of Proxy for the EGM as soon as possible and in any event so as to be received by IONA’s Registrar, Computershare Investor Services (Ireland) Limited, at Heron House, Corrig Road, Sandyford Industrial Estate, Dublin 18, Ireland, no later than          p.m. (Irish Standard Time) and          p.m. (Irish Standard Time), respectively, on                      2008. The PINK Form of Proxy for the Court Meeting (but NOT the BLUE Form of Proxy for the EGM) may also be handed to the Chairman of the Court Meeting before the start of the Court Meeting on                      2008 and will still be valid.

The completion and return of the Forms of Proxy either for the Court Meeting or for the EGM will not prevent you from attending and voting at either Meeting (or any adjournment thereof) in person if you wish to do so.

It is important that, for the Court Meeting, as many votes as possible are cast at the Court Meeting (whether in person or by proxy) so that the High Court may be satisfied that there is a fair and reasonable representation of Scheme Shareholder opinion. You are, therefore, strongly urged to complete, sign and return your Forms of Proxy as soon as possible.

If you have any questions relating to this document or the completion and return of the Forms of Proxy, please contact the helpline at the telephone numbers provided on page 30.

Overseas Shareholders should refer to paragraph 12 in Part III (Explanatory Statement) of this document. Details relating to settlement are included in paragraph 11 in Part III (Explanatory Statement) of this document.

RECOMMENDATION

The Directors of IONA are unanimously recommending that you vote in favour of all resolutions at the Meetings using the ADR Voting Instruction Card or Forms of Proxy, as the case may be, enclosed with this document.

VOTING PROCEDURES

Voting of IONA Shares Underlying IONA ADSs pursuant to the Deposit Agreement

Generally. Holders of IONA ADRs evidencing IONA ADSs representing IONA Shares may not vote or attend the Meetings; however, subject to certain limitations set out in the Deposit Agreement, the Depositary has the right to vote all IONA Shares deposited under the Deposit Agreement. The Depositary, however, is required by the Deposit Agreement to vote the IONA Shares deposited thereunder in accordance with the instructions of the IONA ADR holders and is prohibited from exercising voting discretion with respect to such IONA Shares.

Notice of Meetings. As soon as practicable after receipt from IONA of the Notice of Court Meeting and the Notice of Extraordinary General Meeting, the Depositary shall mail to the IONA ADR holders as of the close of business on                      2008 a notification of the Meetings indicating: (a) the date, time and place of each of the Meetings, (b) that each IONA ADR holder on the close of business on                      2008 will be entitled to instruct the Depositary as to the exercise of voting rights pertaining to the IONA Shares represented by the IONA ADSs evidenced by such holder’s IONA ADRs, and (c) the manner in which such instructions must be given.

Voting of IONA Shares Underlying IONA ADSs. Upon the timely receipt of voting instructions from an IONA ADR holder, the Depositary shall vote or cause to be voted the IONA Shares represented by the IONA ADSs evidenced by such holder’s IONA ADRs in accordance with such instructions.

Voting of IONA Shares

Voting at the Court Meeting. Voting at the Court Meeting is on a poll (i.e. a written vote). For the Scheme to be approved at the Court Meeting, Scheme Shareholders voting in favour of the Scheme must represent a simple majority (more than 50 per cent.) in number of those Scheme Shareholders present and voting in person or by proxy and must also represent three-fourths (75 per cent.) in value of the Scheme Shares held by those Scheme Shareholders present and voting in person or by proxy. All Forms of Proxy should be completed and returned so as to be received by the Registrar not less than 48 hours before the Court Meeting. If the PINK Form of Proxy for the Court Meeting is not lodged by the relevant time, it may be handed to the Chairman of the Court Meeting before the start of the Court Meeting.

Voting at the Extraordinary General Meeting. Voting at the Extraordinary General Meeting is by a show of hands unless a poll is duly demanded. Votes may be given either in person or by proxy. Subject to IONA’s Articles of Association and to any rights or restrictions attached to any class or classes of shares, by a show of hands each Member present in person or by proxy has one vote, and on a poll each Member shall have one vote for each IONA Share held by such Member. Where there is a tie, whether by a show of hands or by a poll, the Chairman of the meeting is entitled to cast the deciding vote in addition to any other vote the Chairman may have. A poll may be demanded by (i) the Chairman of the meeting, (ii) at least five Members, present in person or by proxy and entitled to vote at the meeting, (iii) any Member or Members present in person or by proxy, representing not less than one-tenth of the total voting rights of all the Members entitled to vote at the meeting, or (iv) any Member or Members present in person or by proxy holding not less than one-tenth of the paid-up capital that carries the right of voting at the meeting. Under Irish law, an abstention or a vote that is “withheld” will not be counted in the calculation of the proportion of the votes “for” or “against” a proposed resolution.

A majority (more than 50 per cent.) of votes cast is required to pass an ordinary resolution, and three-fourths (75 per cent.) or greater of the votes cast is required to pass a special resolution. As of                      2008, there were              Members entitled to attend and vote at the Extraordinary General Meeting and, therefore,              votes on a show of hands (or, if a poll is demanded,                  votes) capable of being cast at the Extraordinary General Meeting. The number of Members entitled to attend and vote at the Extraordinary General Meeting will be equal to the total number of Members as of          p.m. (Irish Standard Time) on                      2008. The maximum number of votes capable of being cast at the Extraordinary General Meeting will be equal to the total number of Members on a show of hands (or, if a poll is demanded, the number of IONA Shares in issue) as of          p.m. (Irish Standard Time) on                      2008.

Voting by Proxy. Each proxy which is properly executed and returned to the Registrar will be voted in the manner directed by the Member executing it or, if no directions are given, will be voted (or withheld) at the discretion of the Chairman of the relevant meeting or any other person duly appointed as proxy by the Member. All Forms of Proxy should be completed and returned so as to be received by the Registrar not less than 48 hours before the relevant Meeting.

REVOCATION OF PROXIES

For IONA ADR holders:

IONA ADR holders may change their vote at any time before                      2008. You may do this by sending a written, dated notice to the Depositary stating that you would like to revoke your voting instructions, which must be received by the Depositary by                      2008.

If you desire to send any notice of revocation of your ADR Voting Instruction Card or have questions regarding your ADR Voting Instruction Card after you have returned them to the Depositary, you should contact the Depositary at:

Deutsche Bank Trust Company

c/o of American Stock Transfer & Trust Company

Peck Slip Station

P.O. Box 2050

New York, New York 10272-2050 USA

Toll free tel.: +1 800-749-1873 (if calling within the United States) or

International tel.: +1 718 921 8137 (if calling from outside the United States)

e-mail queries: DB@amstock.com

For Scheme Shareholders and IONA Shareholders:

Scheme Shareholders may change their vote at any time before the start of the Court Meeting in the case of the PINK Form of Proxy, and IONA Shareholders may change their vote at any time up to              p.m. (Irish Standard Time) on                      2008 in the case of the BLUE Form of Proxy for the Extraordinary General Meeting. You may do this in one of three ways. First, you may send a written, dated notice to the Registrar of IONA stating that you would like to revoke your proxy. Second, you may complete, sign, date and submit a new Form of Proxy. Third, you may attend the Court Meeting and/or the Extraordinary General Meeting and vote in person. Your attendance alone will not revoke your proxy. If you have instructed a broker to vote your IONA Shares, you must follow the directions received from your broker relating to changing those instructions.

If you desire to send any notice of revocation of your Forms of Proxy or have questions regarding your Forms of Proxy after you have returned them to Computershare Investor Services (Ireland) Limited, you should contact the Registrar at the following address:

Computer Share Investor Services (Ireland) Limited

Heron House

Corrig Road

Sandyford Industrial Estate

Dublin 18

Ireland

Tel.: 01 447 5482 (if calling within Ireland) or

Tel.: +353 1 447 5482 (if calling from outside Ireland)

Fax: 01 216 3151 (if calling within Ireland) or

Fax: +353 1 216 3151 (if calling from outside Ireland)

SOLICITATION OF PROXIES AND EXPENSES

The cost of preparing, assembling, printing and mailing this document, the Notice of Extraordinary General Meeting, ADR Voting Instruction Card, and the enclosed Forms of Proxy, as well as the cost of soliciting proxies relating to the Court Meeting and the Extraordinary General Meeting, will be borne by the Company. The Company will request banks, brokers, dealers and voting trustees or other nominees, including the Depositary in the case of IONA ADRs, to solicit their customers who are owners of IONA ADRs and/or IONA Shares listed of record and names of nominees, and will reimburse them for the reasonable out-of-pocket expenses of such solicitation. The original solicitation of proxies by mail may be supplemented by telephone, e-mail, telegram and personal solicitation by officers and other regular employees or agents of the Company.

The Company has retained Georgeson to assist in the solicitation of proxies from IONA ADR holders by mail, telephone or other electronic means, or in person, for a fee of approximately $27,500 plus reasonable out-of-pocket expenses relating to the solicitation. The Company has retained K Capital to provide public relations advisory service and to assist in the solicitation of proxies from IONA Shareholders by mail, telephone or other electronic means, or in person, for a fee of approximately $90,000 plus reasonable out-of-pocket expenses relating to the solicitation.

HELPLINE

If you are an IONA ADR holder and have any queries in relation to actions to be taken at the Meetings, please contact IONA’s proxy solicitor, Georgeson, on 1-866-741-6131 (if calling within the United States) or on +001-1-201-356-3223 (if calling from outside the United States) between 9.00 a.m. and 5.00 p.m. (United States Eastern Time) on any Business Day. If calling from outside the United States, please call collect. For legal reasons, Georgeson will not be able to provide advice on the merits of the Acquisition itself or give financial or tax advice.

If you are an IONA ADR holder and have any queries in relation your ADR Voting Instruction Card, please contact IONA’s Depositary, Deutsche Bank Trust Company toll free tel.: +1 800-749-1873 (if calling within the United States) or International tel.: +1 718 921 8137 (if calling from outside the United States). For legal reasons, the Depositary will not be able to provide advice on the merits of the Acquisition itself or give financial advice or tax advice.

If you are an IONA Shareholder and have any queries in relation to actions to be taken at the Meetings, please contact IONA’s Registrar, Computershare Investor Services (Ireland) Limited, on 01 447 5482 (if calling within Ireland) or on +353 1 447 5482 (if calling from outside Ireland) between 9.00 a.m. and 5.00 p.m. (Irish Standard Time) on any Business Day. For legal reasons, the Registrar will not be able to provide advice on the merits of the Acquisition itself or give financial advice or tax advice.

PART I — LETTER OF RECOMMENDATION FROM THE BOARD OF IONA

IONA Technologies PLC

(Incorporated and registered in Ireland under the Acts with registered number 171387)

Board:	Registered Office
Kevin C. Melia (Chairman)	The IONA Building
Seán Baker	Shelbourne Road
Christopher J. Horn (Vice Chairman)	Ballsbridge
Ivor Kenny	Dublin 4
James D. Maikranz
Bruce J. Ryan
Francesco Violante
Peter Zotto*
* Executive director
2008

To IONA Shareholders, IONA ADR holders and, for information only, to IONA Optionholders

RECOMMENDED ACQUISITION OF IONA TECHNOLOGIES PLC

Dear IONA Shareholder and IONA ADR holder,

1.	INTRODUCTION

On 25 June 2008 the Board of IONA and the Board of SPK Acquisitions announced that they had reached agreement on the terms of a recommended acquisition of IONA by SPK Acquisitions, a private limited company that was incorporated in Ireland on 11 February 2008. SPK Acquisitions is a wholly owned subsidiary of Progress. Progress SC, a wholly owned subsidiary of Progress, owns or controls 362,000 IONA Shares representing approximately 0.99 per cent. of the issued share capital of IONA. As Progress SC is not a Scheme Shareholder, Progress SC has irrevocably committed to SPK Acquisitions and IONA, in respect of the IONA Shares which it owns, not to vote such IONA Shares at the Court Meeting but Progress SC will vote such IONA Shares in favour of the resolutions to be considered at the Extraordinary General Meeting.

The Acquisition will be effected by way of a scheme of arrangement between IONA and the Scheme Shareholders under Section 201 of the Act, the terms of which are set out in Part IV (The Scheme of Arrangement) of this document and an explanation of which is given by Lehman Brothers in Part III (Explanatory Statement) of this document. The Acquisition and the Scheme are subject to the conditions and further terms set out in Part V (Conditions to and Further Terms of the Acquisition and the Scheme) of this document. It is anticipated that, subject to the satisfaction or waiver of these conditions, the Acquisition will become effective during September 2008.

I am writing to you to set out the background to the Acquisition and the reasons why the Board of IONA considers the terms of the Acquisition to be fair and reasonable to IONA Shareholders taken as a whole, and is unanimously recommending that IONA Shareholders vote in favour of the Acquisition and the Scheme.

2.	SUMMARY OF THE TERMS OF THE ACQUISITION

Subject to the conditions and further terms set out in Part V (Conditions to and Further Terms of the Acquisition and the Scheme) of this document, under the terms of the Acquisition, Scheme Shareholders will receive:

$4.05 in cash for each IONA Share

After the Scheme becomes effective, IONA ADR holders will receive the Consideration to which they are entitled directly from the Depositary. If you wish to receive the Consideration in respect of your IONA ADRs, you are urged to sign and return the enclosed ADR Voting Instruction Card as soon as possible. If you wish to receive the Consideration in respect of your IONA Shares, you are urged to sign and return the enclosed Forms of Proxy as soon as possible. You should note that if there is insufficient Scheme Shareholder support for the Scheme at the Court Meeting, the Scheme will not become effective, the Acquisition will not proceed and the cash Consideration of $4.05 per IONA Share will not become payable.

The Acquisition values the entire issued and to be issued share capital of IONA at approximately $161.7 million. As SPK Acquisitions will only pay the Consideration for IONA Shares that are not owned by subsidiaries or nominees of Progress, the maximum cash payment that will be made by SPK Acquisitions in the acquisition will be $160.2 million.

The Consideration represents a premium of approximately:

—	47.3 per cent. over $2.75, being the Closing Price of an IONA ADR on 7 February 2008, the last Business Day prior to the commencement of the Offer Period; and

—	26.5 per cent. over $3.20, being the average daily Closing Price of an IONA ADR over the three months up to the commencement of the Offer Period.

3.	THE CONDITIONS

The Acquisition is conditional upon, amongst other things, the Scheme becoming effective. The implementation of the Scheme is conditional upon, amongst other things:

3.1	the expiration of the waiting period under the HSR Act;

3.2	the approval by a majority in number of Scheme Shareholders representing three-fourths (75 per cent.) or more in value of the Scheme Shares held by such holders present and voting either in person or by proxy, at the Court Meeting (or at any adjournment of such meeting), but not including IONA Shares held by Progress SC, which is not a Scheme Shareholder;

3.3	the passing by the requisite majority of such resolutions as are required to approve or implement the Scheme at the Extraordinary General Meeting and are set out in the notice of the Extraordinary General Meeting;

3.4	the sanction of the Scheme and confirmation of the reduction of capital involved therein by the High Court and the delivery of an office copy of the Court Order and the minute required by Section 75 of the Act to the Registrar of Companies and the registration of such Court Order and minute by the Registrar of Companies; and

3.5	the conditions which are not otherwise identified above and which are set out in full in Part V (Conditions to and Further Terms of the Acquisition and the Scheme) of this document being satisfied or waived on or before the sanction of the Scheme by the High Court pursuant to Section 201 of the Act.

For the Acquisition to proceed, the Scheme must become effective and unconditional by not later than 15 December 2008 or such later date, if any, as IONA and SPK Acquisitions may, with, if required, the consent of the Panel, agree and, if required, the High Court may allow.

4.	BACKGROUND TO AND REASONS FOR RECOMMENDING THE ACQUISITION

Background to the Acquisition

The Company’s Board and management, with the assistance of their financial advisors and outside legal counsel, have periodically reviewed the various strategic alternatives available to the Company as part of their on-going efforts to, among other things, improve its competitive position and enhance shareholder value. These reviews have focused on, among other things, continued independence, acquisitions of other institutions, and mergers with and acquisitions by larger institutions. On an on-going basis, the Board has reviewed the Company’s short and long-term business strategies, as well as market trends in the technology industry and the challenges confronting the Company in attaining its strategic and shareholder return objectives. In addition, the Board periodically discusses issues relating to its fiduciary duties with the Company’s outside US legal counsel, Goodwin Procter LLP, and its outside Irish legal counsel, William Fry.

In the ordinary course of business, and consistent with these objectives, the Company’s Chairman of the Board, Kevin C. Melia, the Company’s Vice Chairman of the Board, Christopher J. Horn, Director and founder, Seán Baker, and the Company’s Chief Executive Officer and President, Peter M. Zotto, have each been involved from time to time in informal discussions with representatives of other technology companies, including, but not limited to, Progress, regarding technology industry issues and exploratory discussions of the potential benefits and issues that might arise from possible combinations or other strategic transactions.

On 30 January 2008, the Company received an unsolicited preliminary expression of written interest from Company A to acquire the Company at a price between $4.25 and $4.75 per Share.

On 1 February 2008, at a meeting of the Company’s Board, with management, Goodwin Procter and William Fry in attendance at the request of the Board, the Board discussed the preliminary expression of interest it received from Company A, including the necessity for engaging a financial advisor to assist the Board in evaluating Company A’s preliminary expression of interest as well as assessing the strategic alternatives available to the Company.

On 8 February 2008, in coordination with the Panel, the Company issued a press release announcing that it had received an unsolicited preliminary expression of interest from a third party to acquire the Company.

On 11 February 2008, Company A formally withdrew its preliminary expression of interest to acquire the Company. Shortly after sending the letter withdrawing its preliminary expression of interest, the chief executive officer of Company A called Mr. Melia and expressed continued interest in acquiring the Company and requested to continue discussions.

On 15 February 2008, at a meeting of the Company’s Board, with management, Lehman Brothers, Goodwin Procter and William Fry in attendance at the request of the Board, Mr. Melia and Christopher M. Mirabile, the Company’s Chief Financial Officer, General Counsel and Secretary, updated the Board on the status of Company A’s preliminary expression of interest, including Company A’s decision to formally withdraw its preliminary expression of interest and its subsequent oral expression of continued interest. The Board discussed the Company’s past performance and future prospects and the possibility of a strategic transaction with other parties. The process and criteria for screening possible strategic partners and evaluating a potential strategic transaction were discussed. At the conclusion of this meeting, the Board determined that it was in the best interest of IONA Shareholders to explore more fully the possibility of a strategic transaction with Company A as well as with other parties and authorized the engagement of Lehman Brothers and instructed Lehman Brothers to speak with a range of strategic and financial buyers (including Company A) who were viewed as either likely to have an interest in acquiring the Company or considered to be logical strategic partners for the Company. The Board selected Lehman Brothers because of its familiarity with the Company and its qualifications, reputation and experience in the valuation of businesses and securities in connection with mergers and acquisitions generally, its global reach as well as its substantial experience in public company sale transactions.

On 19 February 2008, at Company A’s request, Mr. Melia called the chief executive officer of Company A to discuss Company A’s continued expression of interest. During this call, the chief executive officer of Company A reiterated its interest in discussing a potential strategic transaction with the Company. The parties concluded this discussion by agreeing to meet in person outside of New York City on 26 February 2008 to engage in further discussions.

On 20 February 2008, the Company formally engaged Lehman Brothers as its financial advisor to assist the Board in assessing the strategic alternatives available to the Company, which engagement was confirmed in a letter dated 20 February 2008.

Also on 20 February 2008, in conjunction with the Panel, the Company announced that it had retained Lehman Brothers to evaluate and advise the Company’s Board regarding strategic alternatives for the Company’s business. These alternatives included, but were not limited to, the sale of the Company or the merger of the Company with another entity offering strategic opportunities.

Between 20 February 2008 and 25 February 2008, Lehman Brothers engaged in several communications with Company A’s financial advisors regarding the Company’s strategic alternative review process.

Also between 20 February 2008 and 27 February 2008, Lehman Brothers contacted 14 third parties, including both strategic and financial buyers, regarding their interest in evaluating a possible strategic transaction with the Company. Of the 14 third parties contacted by Lehman Brothers, which includes Progress, many expressed some degree of interest and in learning more about the possible strategic transaction with the Company and two entered into customary confidentiality agreements during that time period.

In addition, between 20 February 2008 and 30 April 2008, 10 additional third parties contacted Lehman Brothers or the Company regarding their interest in evaluating a possible strategic transaction with the Company. Of the 10 third parties that contacted Lehman Brothers or the Company, five entered into customary confidentiality agreements.

On 26 February 2008, Mr. Melia, Dr. Horn, Mr. Zotto and Mr. Mirabile had an in person meeting near John F. Kennedy International Airport with members of Company A’s management. During this meeting, Mr. Melia and Mr. Mirabile informed Company A of the process the Company’s Board was undertaking to review its strategic alternatives. The parties spent the time familiarizing each other with their respective businesses at a high level and Company A gave the Company’s representatives a more in depth review of Company A’s strategy, management and goals for a possible acquisition.

On 12 March 2008, Company A entered into a customary confidentiality agreement with the Company.

Between 4 March 2008 and 12 March 2008, Lehman Brothers sent a first round bid process letter to each third party that had entered into a confidentiality agreement. The letter indicated that first round bids were due on 17 March 2008 and outlined the information that should be included in a bid.

Between 12 March 2008 and 14 March 2008, the Company’s management met, on separate occasions, by telephone with representatives of six of the eight parties that had entered into confidentiality agreements, including Company A, each of whom had indicated they wished to meet with the Company’s management prior to submitting preliminary expressions of interest.

On 17 March 2008, four of the eight parties that had entered into confidentiality agreements, including Company A, submitted preliminary expressions of interest to acquire the Company. Company A’s preliminary expression of interest indicated a purchase price of $4.00 per Share. Company B’s preliminary expression of interest indicated a purchase price between $4.25 and $5.00 per Share. Company B also indicated that, as an alternative, it would be interested in considering a purchase of the business assets solely related to the Company’s Orbix product line. Company C’s preliminary expression of interest indicated a purchase price between $3.75 and $4.50 per Share. Company D’s preliminary expression of interest indicated a purchase price between $4.40 and $4.60 per Share. Each of Company A, Company B, Company C and Company D reserved rights and conditioned their expressions of interest on further due diligence and a greater understanding of the Company and its business. During this period, two additional companies, Company E and Progress, who had each been contacted by Lehman Brothers in late February, continued to negotiate the terms of the customary confidentiality agreement that was required to join the strategic alternative review process.

On 20 March 2008, the Company’s Board met, with management, Lehman Brothers, Goodwin Procter and William Fry in attendance at the request of the Board, and evaluated the preliminary expressions of interest. Lehman Brothers reviewed each preliminary expression of interest with the Board from a financial point of view. Goodwin Procter and William Fry reviewed with the Board their fiduciary duties in connection with their consideration of the preliminary expressions of interest and a potential strategic transaction and the Board’s decision on whether and if so, how, to move forward with the strategic alternative review process. The Board discussed that, in addition to Company B’s offer to acquire the Company, Company B also indicated an interest in only purchasing the Company’s Orbix product line. After discussing this possibility, the Board decided that the purchase of only the business assets of the Company’s Orbix product line would not provide sufficient value to the IONA Shareholders and the strategic alternative review process should continue to focus on the sale of the entire company. Management, with input from Lehman Brothers, Goodwin Procter and William Fry, also updated the Board on discussions with Company E and Progress. Management indicated that the Company had been unable to reach agreement on the terms of confidentiality agreements with each of Company E and Progress. The Board discussed the open issues related to the confidentiality agreement for both Company E and Progress. At the end of this meeting, the Board decided (1) that all four parties that had submitted preliminary expressions of interest should continue through to the second round of the strategic alternative review process and (2) to continue negotiations with Company E and Progress to see if agreement could be reached on the open issues related to the confidentiality agreements.

On 21 March 2008, Company E sent a request for information to the Company pursuant to Rule 20.2 (“Equality and Information to Offerors”) of the Takeover Rules. Between 21 March 2008 and 3 April 2008, Lehman Brothers, Goodwin Procter and William Fry engaged in several communications with Company E and its financial and legal advisors regarding the open issues related to the confidentiality agreement. On 3 April 2008, Company E entered into the confidentiality agreement with the Company required for involvement in the strategic alternative review process.

On 24 March 2008, Progress submitted a preliminary expression of interest to acquire the Company in a transaction valued between $150 million and $200 million.

On 1 April 2008, Progress sent a request for information to the Company pursuant to Rule 20.2 (“Equality and Information to Offerors”) of the Takeover Rules. Between 1 April 2008 and 17 April 2008, Mr. Zotto, Mr. Mirabile, Lehman Brothers, Goodwin Procter and William Fry engaged in several communications with Progress and its financial and legal advisors regarding the open issues related to the confidentiality agreement. On 17 April 2008, Progress entered into a confidentiality agreement with the Company and the Board decided that Progress should be invited into the second round of the strategic alternative review process.

On 7 April 2008, the Company’s management met with representatives of Company E, who had indicated they wished to meet with the Company’s management prior to submitting an expression of interest.

Also on 7 April 2008, the Company’s management met with representatives of Company C to discuss the Company’s business and operations. In addition, between 7 April 2008 and 24 April 2008, Company C and its advisors conducted due diligence on the Company, which included the review of the information contained in the Company’s data room.

On 8 April 2008, the Company’s management met with representatives of Company D to discuss the Company’s business and operations. Also, between 7 April 2008 and 16 May 2008, Company D and its advisors conducted due diligence on the Company, which included the review of the information contained in the Company’s data room.

On 11 April 2008, the Company’s management met with representatives of Company B to discuss the Company’s business and operations. Also, between 11 April 2008 and 26 May 2008, Company B and its advisors conducted due diligence on the Company, including meetings with the Company’s management on a number of issues, including, but not limited to, the Company’s financial condition and an overview of the Company’s Artix product line and the related customer use case studies. Also during this period, Company B and its advisors reviewed the information contained in the Company’s data room.

On 14 April 2008, the Company received a preliminary expression of interest from Company E to acquire the Company at a purchase price of $4.25 per Share. Management reviewed this expression of interest with the members of the Company’s Board and the Board concluded that Company E should be invited into the second round of the strategic alternative review process.

On 16 April 2008, the Company’s management met with representatives of Company A to discuss the Company’s business and operations. Also, between 18 April 2008 and 12 May 2008, Company A and its advisors conducted due diligence, including meetings with the Company’s management on a number of issues, including, but not limited to, the Company’s financial condition, technology matters, tax matters, accounting matters and intellectual property matters. Also during this period the Company, with the assistance of Lehman Brothers, responded to requests by Company A for additional information concerning the Company. In addition, Company A and its advisors reviewed the information contained in the Company’s data room.

On 22 April 2008, Lehman Brothers sent a second round bid process letter to Company A, Company B, Company C, Company D, Company E and Progress. The letter indicated that second round bids were due on 16 May 2008 and outlined the information that should be included in the bid. The letter also indicated that each party should submit with their bids their comments to the draft transaction documents, which would be provided to each company at a later date.

On 23 April 2008, the Company’s management met with representatives of Company E to discuss the Company’s business and operations. Also, between 23 April 2008 and 27 May 2008, Company E conducted due diligence, including meetings with the Company’s management on a number of issues, including, but not limited to, the Company’s financial results, tax matters, accounting matters, and matters related to the IONA Share Option Schemes. Also during this period the Company, with the assistance of Lehman

Brothers, responded to requests by Company E for additional information concerning the Company. In addition, Company E and its advisors reviewed the information contained in the Company’s data room.

On 24 April 2008, Company C informed Lehman Brothers that Company C was not in a position to continue discussions with the Company regarding a potential strategic transaction at that time. Thereafter, discussions with Company C ceased.

On 28 April 2008, the Company’s management met with representatives of Progress to discuss the Company’s business and operations. Also, between 28 April 2008 and 24 June 2008, Progress and its advisors conducted due diligence, including meetings with the Company’s management on a number of issues, including, but not limited to, the Company’s financial condition, technology matters, tax matters, accounting matters, intellectual property matters, and an overview of the Company’s Artix product line. Also during this period the Company, with the assistance of Lehman Brothers, responded to requests by Progress for additional information concerning the Company. In addition, Progress and its advisors reviewed the information contained in the Company’s data room.

On 5 May 2008, the Company posted drafts of the implementation agreement, the expenses reimbursement agreement and the limited guaranty to the Company’s data room.

On 13 May 2008, Goodwin Procter and William Fry had a conference call with the financial advisors and legal advisors for Company E to discuss the proposed structure of the transaction (i.e., a scheme of arrangement) and conceptual comments that Company E had to the draft implementation agreement that had been previously provided to the parties in connection with the submission of second round bids. During this call the parties discussed, among other things, the possibility of structuring the transaction as a tender offer, which the Company viewed as a substantially less favourable structure than a scheme of arrangement because a tender offer would require that at least 90 per cent. of the outstanding IONA Shares be tendered. As this is a substantially higher level of support than is required for a scheme of arrangement, this transaction structure results in less certainty to the Company and the Shareholders that the acquisition would ultimately close.

On 15 May 2008, Progress informed Lehman Brothers that, while it was still planning on submitting a second round bid, it would be unable to do so by the 16 May 2008 deadline included in the second round bid process letter. Lehman Brothers informed Progress that the Company’s Board was meeting on 21 May 2008 to review second round bids.

On 16 May 2008, Company E submitted a letter in which it indicated that it was not in a position to submit a binding, unconditional bid at that time. Company E noted, however, that if the Company would agree to (1) give Company E additional time to complete its due diligence, (2) work with Company E to resolve various integration issues, and (3) proceed with a tender offer structure instead of a scheme of arrangement structure, Company E would be in a position to consider making an offer to acquire the Company at a purchase price of $3.75 per Share, with the potential to increase this valuation by up to $0.25 per Share.

Also on 16 May 2008, Company D informed Lehman Brothers that Company D was not in a position to continue discussions with the Company regarding a potential strategic transaction at that time. Thereafter, discussions with Company D ceased.

Also on 16 May 2008, Company B informed Lehman Brothers that, while it was still planning on submitting a second round bid, it would be unable to do so by the 16 May 2008 deadline included in the second round bid process letter but would submit one shortly. Lehman Brothers informed Company B that the Company’s Board was meeting on 21 May 2008 to review second round bids.

On 17 May 2008, Dr. Horn received a telephone call from Company A’s financial advisor informing him that Company A was not in a position to continue discussions with the Company regarding a potential strategic transaction for all or a part of the Company at that time. Thereafter, discussions with Company A ceased.

On 18 May 2008, Company B submitted a preliminary expression of interest to acquire the Company at a purchase price between $4.25 and $4.75 per Share. In connection with this proposal, Company B indicated that there were a number of outstanding due diligence items that it was still working through and that it would not proceed with discussions on the transaction documents until these issues were resolved to Company B’s satisfaction. Company B further stated that it would request additional time to conduct further due diligence and a period of exclusivity in which to conduct such due diligence. Company B reiterated that, as an alternative, it would also be interested in considering a purchase of the business assets related solely to the Company’s Orbix product.

On 20 May 2008, Progress submitted a preliminary expression of interest to acquire the Company in a transaction valued at $162 million, gross, before deducting certain transaction expenses. In connection with its preliminary expression of interest, Progress also submitted comments to the draft implementation agreement and draft expenses reimbursement agreement.

On 21 May 2008, the Company’s Board met, with management, Lehman Brothers, Goodwin Procter and William Fry in attendance at the request of the Board, and reviewed and evaluated the preliminary expressions of interest. Lehman Brothers reviewed each preliminary expression of interest with the Board from a financial point of view. William Fry and Goodwin Procter reviewed for the Board the differences between a scheme of arrangement and a tender offer, which was the structure proposed by Company E in its expression of interest. The Board discussed each expression of interest and noted, among other things, the alternative structure proposed by Company E, the additional time that both Company B and Company E would need before either party would be in a position to submit a final expression of interest, the period of exclusivity sought by Company B and the lack of substantial movement by Company B and Company E towards more definitive proposals. The Board also discussed that, in addition to Company B’s offer to acquire the Company, Company B had reiterated that it was also interested in only purchasing the business assets of the Company’s Orbix product line. After discussing this possibility, the Board again decided that the purchase of only the Company’s Orbix product line would not provide sufficient value to the IONA Shareholders and the strategic alternative review process should continue to focus on the sale of the entire company. During this meeting, the Board established a transaction committee consisting of three directors to review and evaluate the expressions of interest, the on-going discussions with each of Company B, Company E and Progress and the on-going strategic alternatives review process. The members of the transaction committee were Kevin Melia (Chairman), James Maikranz and Bruce Ryan. The Board also agreed that the transaction committee would meet by telephone twice a week starting on 27 May 2008 and, at the least, until the conclusion of the strategic alternative review process. At the end of this meeting, the Board authorized Lehman Brothers to ask Company B, Company E and Progress to submit its best and final offer to acquire the Company by 30 May 2008.

On 22 May 2008, Lehman Brothers informed Progress and Company E that it needed to submit its best and final offer to acquire the Company by 30 May 2008.

On 23 May 2008, Lehman Brothers informed Company B that it needed to submit its best and final offer to acquire the Company by 30 May 2008.

On 26 May 2008, Company B informed Lehman Brothers that it would not be in a position to submit a best and final offer to acquire the Company by 30 May 2008. Company B further indicated that it would be willing to continue to work through its open due diligence issues subject to the timetable and conditions previously outlined.

On 27 May 2008, the transaction committee had a telephone meeting, with Mr. Zotto, Mr. Mirabile, Lehman Brothers and Goodwin Procter in attendance at the request of the transaction committee, to discuss the status of discussions with Company B, Company E and Progress. At this meeting, Lehman Brothers updated the transaction committee on the status of discussions with Company B.

Later on 27 May 2008, Company E informed Lehman Brothers that it was not willing to change its position from that articulated in its 16 May 2008 letter. Discussions with Company E ceased at that point.

Also on 27 May 2008, Lehman Brothers, Goodwin Procter and William Fry had a conference call with Progress and its financial and legal advisors regarding conceptual comments to the draft implementation agreement and the draft expenses reimbursement agreement.

On 29 May 2008, the transaction committee had a telephone meeting, with Mr. Zotto, Mr. Mirabile, Lehman Brothers, Goodwin Procter and William Fry in attendance at the request of the transaction committee, to discuss the status of discussions with Company B, Company E and Progress. At this meeting, Lehman Brothers updated the transaction committee on the status of discussions with Progress and informed the transaction committee of the details of further communications with Company E.

Also on 29 May 2008, members of the Company’s management and Lehman Brothers had a due diligence call with Progress to discuss a number of outstanding due diligence items, including, but not limited to, customer relationship matters, employee matters and product license matters.

On 30 May 2008, Progress submitted a non-binding offer to acquire the Company at a purchase price of $4.05 per Share by way of a scheme of arrangement. In connection with its proposal, Progress also submitted revised comments to the draft implementation agreement and the draft expenses reimbursement agreement and comments to the draft limited guaranty that Progress would provide to guaranty the obligations of SPK Acquisitions. In addition, Progress also indicated that it would require voting undertakings from the members of the Company’s Board and from the executive officers to vote in favour of the transaction, as well as the completion of outstanding due diligence items, in particular customer calls and sales manager calls.

On 31 May 2008, the Company’s Board met, with management, Lehman Brothers, Goodwin Procter and William Fry in attendance at the request of the Board, to review and evaluate the third round bids. Lehman Brothers updated the Board on the status of discussions with Company B, informed the Board of communications with Company E and reviewed Progress’ offer from a financial point of view. Following this discussion, the Board concluded that Company B no longer presented a credible alternative for the Company. Following this discussion, the Board concluded that Company B no longer presented a credible alternative for the Company because of the period of exclusivity it sought, its requirement that it conduct additional due diligence on the longer timetable it had proposed, and its refusal to submit a best and final offer on the timetable the Board had proposed. The Board weighed these factors against the Progress proposal (including the fact that Progress had submitted a best and final offer on the timetable proposed by the Board and had provided detailed comments to the transaction documentations), as well as the other strategic alternatives available to the Company. The Board concluded that, as a result of these reasons, there was too much risk that Company B would not ultimately be prepared to agree to a transaction with the Company. Goodwin Procter and William Fry then reviewed various high level issues related to the revised transaction documents that Progress had submitted as part of its expression of interest. After further discussion of Progress’ offer and the status of Company B’s interest, the Board authorized management, Lehman Brothers, Goodwin Procter and William Fry to proceed with negotiations of definitive documentation with Progress and the completion of the outstanding due diligence issues, including the requested customer calls and sales manager calls.

Between 1 June 2008 and 25 June 2008, the parties negotiated the terms of the transaction documents, including the Rule 2.5 Announcement, and exchanged drafts between the parties. Also during this period, the Company’s management continued to respond to due diligence requests from Progress.

On 3 June 2008 and on 5 June 2008, the transaction committee had a telephone meeting, with Mr. Zotto, Mr. Mirabile, Lehman Brothers, Goodwin Procter and William Fry in attendance at the request of the transaction committee, to discuss the status of negotiations with Progress and the status of the open due diligence issues.

Between 9 June 2008 and 12 June 2008, the Company and Progress conducted various customer calls.

On 10 June 2008 and 12 June 2008, the Company and Progress conducted various sales manager calls.

On 10 June 2008 and on 12 June 2008, the transaction committee had a telephone meeting, with Mr. Zotto, Mr. Mirabile, Lehman Brothers, Goodwin Procter and William Fry in attendance at the request of the transaction committee, to discuss the status of negotiations with Progress and the status of the open due diligence issues.

On 16 June 2008, members of the Company’s management met in person with members of Progress’ management to review the Company’s business and operations.

On 17 June 2008, the transaction committee had a telephone meeting, with Mr. Zotto, Mr. Mirabile, Lehman Brothers, Goodwin Procter and William Fry in attendance at the request of the transaction committee, to discuss the status of negotiations with Progress and the status of the open due diligence issues.

On 18 June 2008, the Company’s Board met, with management, Lehman Brothers, Goodwin Procter and William Fry in attendance at the request of the Board, and reviewed and discussed the status of negotiations with Progress and the status of the open due diligence issues. Goodwin Procter and William Fry reviewed for the Board the updated terms of the transaction documents, indicated the remaining unresolved issues, informed the Board as to the parties’ respective positions with respect to those issues, and updated the Board and on the status of due diligence. The directors commented and raised a number of issues, which were addressed by Lehman Brothers, Goodwin Procter and William Fry. At the conclusion of the meeting, the Board directed management, Lehman Brothers, Goodwin Procter and William Fry to continue negotiations with Progress and the Board agreed to meet on 24 June 2008 to consider the proposed transaction with Progress, provided that all the remaining issues were resolved by that time.

On 19 June 2008, the transaction committee had a telephone meeting, with Mr. Zotto, Mr. Mirabile, Lehman Brothers, Goodwin Procter and William Fry in attendance at the request of the transaction committee, to discuss the status of negotiations with Progress and the status of the open due diligence issues. In addition, the transaction committee reviewed the draft implementation agreement and draft expenses reimbursement agreement and authorized William Fry to submit the agreements to the Panel on behalf of the Board.

Also on 19 June 2008, William Fry and Arthur Cox, Progress’ Irish legal advisor, submitted the draft implementation agreement and draft expenses reimbursement agreement to the Panel for review and approval. Between 19 June 2008 and 24 June 2008, William Fry and Arthur Cox engaged in several communications with the Panel regarding various issues related to the implementation agreement. On 24 June 2008, the Panel informed William Fry and Arthur Cox that it had approved the draft implementation agreement and draft expenses reimbursement agreement, which approval the Panel confirmed in writing on 25 June 2008.

On 24 June 2008, the transaction committee had a telephone meeting, with Mr. Zotto, Mr. Mirabile, Lehman Brothers, Goodwin Procter and William Fry in attendance at the request of the transaction committee, to discuss the status of negotiations with Progress and the status of the open due diligence issues.

Also on 24 June 2008, the Board held a special meeting, with management, Lehman Brothers, Goodwin Procter and William Fry in attendance at the request of the Board, to consider approving the proposed transaction with Progress as well as the related transaction documents. At this meeting, management, together with Lehman Brothers, Goodwin Procter and William Fry, updated the Board on all of the material terms of the transaction and the resolution of all significant issues. Lehman Brothers made a presentation to the Board regarding the financial analysis of the proposed terms of the transaction. At the conclusion of Lehman Brothers’ presentation, Lehman Brothers delivered an oral opinion to the Board that, as of 24 June 2008, and based on and subject to the factors, limitations and assumptions set forth in the opinion, as of the date of such opinion, the Consideration was fair, from a financial point of view, to the IONA Shareholders, which opinion was later confirmed in writing. The Board then continued to discuss at length the terms of the proposed transaction and a variety of considerations concerning the transaction that the Board deemed relevant. Based on these deliberations, by the unanimous vote of all directors, the Board determined that the terms of the Acquisition were fair and reasonable and that it was advisable to consummate the Acquisition by Progress as described in the Implementation Agreement, the Expenses Reimbursement Agreement, the Rule 2.5 Announcement and related documents.

Following this meeting, on the morning of 25 June 2008, the parties executed the Implementation Agreement, the Expenses Reimbursement Agreement and the Limited Guaranty, and issued both the Rule 2.5 Announcement and a joint press release announcing the Acquisition before the opening of the markets.

Reasons for the Acquisition

In reaching its determination, the Board of IONA consulted with management, Lehman Brothers and its outside legal counsel, drew on its knowledge of the business, operations, properties, assets, financial condition, operating results, historical market prices and prospects of IONA, and considered the following factors in favour of the Acquisition:

—

the value of the Consideration to be received by IONA Shareholders under the terms of the Acquisition and the fact that IONA Shareholders will receive the Consideration in cash, which provides certainty of value to IONA Shareholders compared to a transaction in which they would receive stock or other non-cash consideration;

—

the Consideration of $4.05 per IONA Share represents a 47.3 per cent. premium over the Closing Price of an IONA ADR on 7 February 2008 (the last Business Day prior to the commencement of the Offer Period) and a 11.5 per cent. premium over the average Closing Price of an IONA ADR for the period beginning 8 February 2008 and ending on 24 June 2008 (the last Business Day prior to the Rule 2.5 Announcement);

—

the presentation of Lehman Brothers (including the assumptions and methodologies underlying the analyses in connection therewith) and the opinion of Lehman Brothers to the Board of IONA dated 24 June 2008, that, as of such date and based on and subject to the qualifications, limitations and assumptions stated in its opinion, from a financial point of view, the Consideration to be offered to the IONA Shareholders in the Acquisition was fair to IONA Shareholders;

—

the then current financial market conditions, and historical market prices, volatility and trading information with respect to IONA Shares, including the possibility that, if IONA remained as an independent publicly-owned company, in the event of a decline in the market price of IONA Shares or the stock market in general, the price that might be received by holders of IONA Shares in the open market or in a future transaction might be less than the Consideration;

—	historical and current information concerning IONA’s business, financial performance and condition, operations, technology, management and competitive position, and current industry,

economic and market conditions, including IONA’s prospects, if IONA were to remain an independent company;

—

the thin trading market and the lack of liquidity of IONA Shares. In that regard, the small stock market float would make it difficult for any large shareholder to sell its IONA Shares in the public market without depressing the market price of IONA Shares;

—

the financial projections prepared by IONA’s management as part of the normal annual budgeting and planning process. The Board of IONA considered the fact that the financial projections relied on the ability of IONA to implement successfully its growth strategy and the risk that if IONA did not implement successfully its growth strategy then the results contemplated by the financial projections might not materialize;

—

that, since the announcement on 20 February 2008 that IONA had retained Lehman Brothers to evaluate and advise the Board of IONA regarding strategic alternatives for IONA’s business, there has been significant media and analyst coverage relating to whether an offer would be made for IONA. The Board of IONA considered the fact that Lehman Brothers conducted a broad and competitive solicitation process whereby a number of parties were given access to certain information in a data room and were invited to make an offer for IONA. Progress emerged from this process as the preferred bidder; and

—	Progress’ financial capability to consummate the Acquisition.

In the course of its deliberations, the Board of IONA also considered a variety of risks and other countervailing factors, including:

—	the risks and costs to IONA if the Acquisition does not close, including:

¡	the diversion of management and employee attention, potential employee attrition and the effect on customers and business relationships; and

¡

the market price of IONA Shares, as the market price could be affected by many factors, including: (1) the reason or reasons for which the Acquisition was terminated and whether such termination resulted from factors adversely affecting IONA; (2) IONA’s then current operating and financial results, which could be variable; (3) the possibility that, as a result of the termination of the Acquisition, the marketplace would consider IONA to be an unattractive acquisition candidate; and (4) the possible sale of IONA Shares by short-term investors (such as arbitrageurs) following an announcement of termination of the Acquisition;

—	the fact that IONA will cease to be a publicly-owned corporation and current IONA Shareholders will no longer participate in any of its potential future growth;

—	the fact that the Consideration would potentially be taxable to IONA Shareholders; and

—	the customary restrictions on the conduct of IONA’s business prior to the consummation of the Acquisition.

The foregoing discussion of the factors considered by the Board of IONA is not intended to be exhaustive, but does set forth the principal factors considered by the Board of IONA. The Board of IONA collectively reached the unanimous conclusion to recommend the Acquisition in light of the various factors described above and other factors that each member of the Board of IONA felt was appropriate. In view of the wide variety of factors considered by the Board of IONA in connection with its evaluation of the Acquisition and the complexity of these matters, the Board of IONA did not consider it practical and did not attempt to quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision. Rather, the Board of IONA makes its recommendation based on the totality of information presented to and the investigation conducted by it. In considering the factors discussed above, individual directors may have given different weights to different factors.

As a result, the Board of IONA considers the terms of the Acquisition to be fair and reasonable and unanimously recommends that IONA Shareholders vote in favour of the Acquisition and the Scheme.

5.	EFFECTS OF THE ACQUISITION

If the Scheme is implemented at the Effective Time, the Scheme Shares will be cancelled pursuant to Sections 72 and 74 of the Act or transferred to SPK Acquisitions, IONA will then issue New IONA Shares to SPK Acquisitions in place of the Cancellation Shares, and SPK Acquisitions will pay the Consideration to former Scheme Shareholders in consideration for the Acquisition. As a result of the Scheme, IONA will, indirectly, become a wholly owned subsidiary of Progress. IONA will cease to exist as a separate publicly-owned company. It is intended that, subject to and following the Scheme becoming effective, and subject to applicable requirements of Nasdaq and the Irish Stock Exchange, SPK Acquisitions will procure that IONA applies for cancellation of the quotation of IONA ADRs on Nasdaq and cancellation of the listing of the IONA Shares on the Official List and for cancellation of trading of the IONA Shares on the market of the Irish Stock Exchange. The last day of dealing in IONA ADRs on Nasdaq and in IONA Shares on the Irish Stock Exchange will be the last Business Day before the Effective Date. Price quotations for IONA ADRs and IONA Shares will no longer be available, and IONA will cease filing periodic reports under the Exchange Act.

The Board of SPK Acquisitions has confirmed that, where employees of the IONA Group have existing employment rights, including pension rights, under applicable laws, those rights will be fully safeguarded following the Scheme becoming effective. IONA and Progress are in the process of forming an integration team to assist in developing and implementing an integration framework to ensure a successful acquisition of IONA by Progress. This integration planning is expected to continue past the Effective Time. When completed, this integration planning will allow IONA and Progress to better determine the staffing needs for the combined business going forward. Upon the Scheme becoming effective, the directors of IONA intend to resign from the Board of IONA.

6.	VOTING UNDERTAKINGS

Director Voting Undertakings

In aggregate, SPK Acquisitions has received from the members of the Board of IONA voting undertakings (subject to certain exceptions) to vote, or to procure that voting instructions are given to vote, in favour of the Acquisition and Scheme in respect of 3,605,193 IONA Shares, in aggregate, representing approximately 9.8 per cent. of the issued share capital of IONA. Under the voting undertakings, each member of the Board of IONA has generally agreed not to sell, transfer, encumber or otherwise dispose of any of his IONA Shares prior to the Acquisition.

Under the voting undertakings, each member of the Board of IONA has agreed, unless and until the Scheme becomes effective, is withdrawn or lapses, and subject to their fiduciary duties as directors of IONA and their obligations under the Takeover Rules, to:

—	recommend all IONA Shareholders vote in favour of the Scheme and Acquisition;

—

provide SPK Acquisitions with certain information regarding themselves and to use their respective reasonable endeavours to procure that IONA and its directors also provide such information to SPK Acquisitions;

—	refrain from taking any action or making any statement which is or may be prejudicial to the success of the Acquisition and the Scheme;

—

procure (as far as each director is able using reasonable endeavours) that certain actions not be taken, including actions that may be prejudicial to the successful outcome of the Acquisition and the Scheme; and

—	upon the Scheme becoming effective, voting, as a member of the Board of IONA, for certain matters related to the Scheme.

These voting undertakings will lapse in the event that:

—	the Scheme lapses or is withdrawn;

—	the resolutions are not passed at the Court Meeting and the EGM;

—

the High Court declines or refuses to sanction the Scheme (unless IONA and SPK Acquisitions agree that the decision of the High Court shall be appealed and, if so appealed, a final non-appealable order, decree, judgment, or ruling has been issued);

—	the Scheme does not become effective on or before 15 December 2008;

—	a firm intention to make a higher competing offer is announced pursuant to Rule 2.5 of the Takeover Rules;

—	the Board of IONA withdraws its recommendation to IONA Shareholders to vote in favour of the Scheme; or

—	SPK Acquisitions announces that it will not proceed with the Acquisition.

The foregoing summary of these voting undertakings is qualified by reference to the complete text of the form of voting undertaking, which is attached to this document as Annex D.

Progress SC Voting Undertaking

In aggregate, IONA and SPK Acquisitions have each received from Progress SC voting undertakings (subject to certain exceptions) to vote in favour of the resolutions to be proposed at the EGM in respect of 362,000 IONA Shares, representing 0.99 per cent. of the issued share capital of IONA. Particulars of the Progress SC voting undertaking is set out in paragraph 6 of Part II (Letter from SPK Acquisitions) of this document. A copy of the voting undertaking by Progress SC is attached to this document as Annex E.

7.	EXPENSES REIMBURSEMENT AGREEMENT

IONA has entered into an Expenses Reimbursement Agreement, dated 25 June 2008, with SPK Acquisitions, the terms of which have been approved by the Panel. Under the Expenses Reimbursement Agreement, IONA has agreed to pay specific quantifiable third party costs and expenses incurred by SPK Acquisitions in connection with the Acquisition under the circumstances outlined below. The liability of IONA to pay these amounts is limited to a maximum amount equal to 1 per cent. of the aggregate value of the number of IONA Shares which are the subject of the Acquisition multiplied by the Consideration. The circumstances in which such payment will be made include:

(a)	if the Board of IONA, or any one or more members thereof, withdraws or adversely modifies its/their recommendation of the Scheme or recommends (or indicates or announces an intention to recommend) a Competing Offer;

(b)	IONA withdraws the Scheme or materially alters any term of the Scheme or takes or omits to take any action in breach of the Implementation Agreement the result of which is to prevent IONA Shareholders from voting at any meetings to approve the Scheme; or

(c)	if prior to the Scheme lapsing or being withdrawn, a Competing Offer is announced and any such Competing Offer becomes effective or unconditional within 12 months of that announcement.

The payment is not payable if:

(a)	the Scheme lapses or is withdrawn, and at the time the Scheme lapses or is withdrawn, no Competing Offer is announced; or

(b)	following the making of the Rule 2.5 Announcement, either (i) a document incorporating the terms of the Scheme is not posted within 28 days of the making of the Rule 2.5 Announcement solely as a result of the actions or omissions of SPK Acquisitions in breach of the Implementation Agreement or (ii) the Implementation Agreement is validly terminated by IONA other than pursuant to Section 10.1 of the Implementation Agreement.

The non-solicitation undertaking provides that, until the earlier of 15 December 2008 and the date on which the Scheme becomes effective (or lapses or is withdrawn), IONA has agreed that, subject to the fiduciary duties of the Board of IONA, no member of the IONA Group or any of their respective directors, officers, employees or advisers shall, among other things, directly or indirectly solicit, initiate, knowingly facilitate or encourage any discussions, enquiries, proposals, commitments or negotiations with any person in respect of or in connection with the acquisition of control (as defined in the Takeover Rules) of IONA. Except to the extent required by the Takeover Rules or the Panel, IONA has also agreed to inform SPK Acquisitions orally, with written confirmation to follow within 24 hours, of any Competing Offer or request for non-public information in connection with a Competing Offer, or any inquiry with respect to, or that would reasonably be expected to lead to, any Competing Offer, the material terms and conditions of any such Competing Offer or inquiry and the identity of the person making any such Competing Offer or inquiry. IONA has also agreed to:

—	keep SPK Acquisitions fully informed, on a current basis, of the status and material terms and conditions (including any material changes to such terms) of any such Competing Offer or inquiry;

—

provide to SPK Acquisitions as soon as practicable after receipt or delivery thereof copies of any proposals received by IONA with respect to such Competing Offer and any draft or final version of any acquisition agreement relating to such Competing Offer; and

—	consider in good faith the terms of any counterproposal SPK Acquisitions may make.

Notwithstanding any other terms of the Expenses Reimbursement Agreement, the Board of IONA is not precluded, restricted or hindered from considering and engaging with any unsolicited takeover offers or unsolicited proposals to the extent required by the Takeover Rules or by any decision or direction of the Panel.

Lehman Brothers, the independent financial advisor to the Board of IONA, has confirmed in writing to the Panel that, in the opinion of the Board of IONA and Lehman Brothers, in the context of the Acquisition, the Expenses Reimbursement Agreement is in the best interests of IONA and IONA Shareholders.

The foregoing summary of the Expenses Reimbursement Agreement is qualified by reference to the complete text of the Expenses Reimbursement Agreement, which is attached to this document as Annex B.

8.	IMPLEMENTATION AGREEMENT

The following summary of the Implementation Agreement is qualified by reference to the complete text of the Implementation Agreement, which is attached to this document as Annex A.

8.1	General

IONA, SPK Acquisitions and Progress have entered into an Implementation Agreement which contains certain assurances in relation to the implementation of the Scheme and the conduct of IONA’s business until the Effective Time.

Under the terms of the Implementation Agreement, the parties agree:

(a)	to take such steps as are necessary or required and within their respective powers, and provide each other with such other assistance as may reasonably be required, to implement the Acquisition and the Scheme;

(b)	to assist each other as required for the purposes of preparing documents for the Acquisition and the Scheme; and

(c)	to use their reasonable endeavours to achieve satisfaction of the conditions to the Scheme as soon as reasonably practicable following the publication of this document.

8.2	Conduct of Business

Under the Implementation Agreement, IONA has agreed that, from the date of the Implementation Agreement through the Effective Time or the date, if any, on which the Implementation Agreement is terminated, as discussed in paragraph 8.4 of Part I (Letter of Recommendation from the Board of IONA) of this document, IONA and IONA’s subsidiaries will conduct their business in the ordinary course consistent with past practice in all material respects and in compliance in all material respects with all applicable laws and regulations and will use reasonable endeavours to preserve substantially intact their business organisation and goodwill and keep available the services of their executive officers and key employees and preserve the relationships with those Persons having business dealings with IONA and IONA’s subsidiaries. Furthermore, IONA and IONA subsidiaries have agreed not to take any of the following actions (except as expressly required by the Implementation Agreement or by the Scheme, or to the extent SPK Acquisitions consents in writing):

—	amend its memorandum and Articles of Association or its equivalent organisational documents;

—

(A) except pursuant to the exercise of the IONA Options granted prior to the date of the Implementation Agreement and listed in the Option Report (as defined in the Implementation Agreement) and the exercise of options granted under the IONA Share Purchase Plan prior to the date of the Implementation Agreement, issue or agree to issue any shares, or any rights or securities convertible or exchangeable into, or grant the right to call for the issue of, any shares, effect any share split, share combination, reverse share split, share dividend, recapitalisation, alter the rights attaching to any shares, or effect any reduction, repayment or cancellation of share capital or share premium or capitalise any reserves or redeem or buy-back any shares or other similar transaction, and (B) grant, confer or award any option, right, warrant, deferred stock unit, conversion right or other right not existing on the date of the Implementation Agreement to acquire any of its shares (whether or not pursuant to the IONA Share Option Schemes or the IONA Share Purchase Plan);

—

except to the extent permitted by Section 4.2 of the Implementation Agreement and except to the extent required under existing plans, agreements or arrangements specified in Section 4.1(c) of the Implementation Agreement (A) increase any compensation or enter into or amend any employment or severance agreement except as permitted by Section 4.1(c)(iv) or Section 4.1(c)(v) of the Implementation Agreement, (B) grant any bonuses, (C) adopt any new employee benefit plan (including any stock option, stock benefit or stock purchase plan) or pension scheme or amend any existing employee benefit plan or pension scheme (including, without prejudice to the generality of the foregoing, changing the entitlements to benefits under a pension scheme, or the benefits that accrue under a pension scheme, or the amounts payable thereunder, or the basis of calculation of such amounts, or the basis on which any pension scheme is funded), except for changes which are less favourable to participants in such plans or are required to implement the Scheme, (D) commence or terminate the employment of any employee or proposed employee whose annual remuneration exceeds $100,000, (E) increase the base salary of any executive officer or member of the IONA Senior Management Team, (F) increase the base salary of any employee (other than an executive officer or a member of the IONA Senior Management Team) by more than five per cent. of such individual’s base salary and provided that such increase is made in the ordinary course of employee reviews and compensation adjustments as heretofore conducted, or (G) enter into or amend or otherwise modify any agreement or arrangement with Persons that are Affiliates or are officers or directors of IONA;

—

(A) declare, set aside or pay any dividend or make any other distribution or payment (whether in cash, stock or other property) with respect to any IONA Shares or allow any of IONA’s subsidiaries to pay or make any such dividend, distribution or payment (other than dividends or distributions from a wholly owned IONA subsidiary to another IONA subsidiary or to IONA), or (B) directly or indirectly redeem, purchase or otherwise acquire any of IONA’s Shares or any equity interest of any of IONA subsidiaries, other than in connection with (1) the acquisition of IONA Shares from holders of IONA Options in full or partial payment of the exercise price payable by such holders upon exercise of IONA Options outstanding as of the date of the Implementation Agreement, and (2) tax withholdings upon the exercise of IONA Options;

—

merge with, enter into a consolidation with, enter into a scheme of arrangement with or acquire an interest of 10 per cent. or more in any Person or acquire a substantial portion of the assets or business of any Person or any division or line of business thereof, or otherwise acquire any assets other than in the ordinary course of business consistent with past practice, or enter into any agreement or arrangement for any of the above;

—

other than in the ordinary course of business consistent with past practice, sell, lease, license, pledge, transfer, or otherwise dispose of or encumber any properties or assets of IONA or of any of its subsidiaries (including any accounts, leases, contracts or intellectual property or any assets or the stock of any of its subsidiaries);

—

(A) enter into any material joint venture or profit sharing agreement, (B) license any material intellectual property rights from any third party which obligates the IONA Group to make payments in excess of $50,000 during its fiscal year or that cannot be terminated at will by the IONA Group within three years of the date of the Implementation Agreement without payment or penalty, or (C) enter into any agreement the effect of which would be to impose non-compete, exclusivity or similar restrictive covenants on IONA or any of its subsidiaries or which would, following the Effective Time, bind SPK Acquisitions or any of its subsidiaries (other than IONA and its subsidiaries);

—	(A) create, incur or suffer to exist any indebtedness for borrowed money except other than (1) such indebtedness which existed as of 31 March 2008 as reflected on the balance sheet included in IONA’s Quarterly Report on Form 10-Q for the quarterly period ended 31 March 2008 filed with the Securities and Exchange Commission, or (2) any indebtedness owed to IONA by any of its direct or indirect wholly owned subsidiaries, (B) guarantee indebtedness of another person, or (C) issue, sell or amend any debt securities or warrants or other rights to acquire any debt securities of IONA or any of its subsidiaries, or guarantee any debt securities of another person;

—

make any change to its methods, principles or practices of accounting currently in effect, except (A) as required by generally accepted accounting principles, (B) as required by a Governmental Authority or quasi-Governmental Authority (including the Financial Accounting Standards Board or any similar organisation), or (C) as required by a change in applicable law;

—	make or change any tax election, settle or compromise any tax claim or amend any tax return;

—	open or expand any facility or office;

—

settle or compromise any litigation or other disputes (whether or not commenced prior to the date of the Implementation Agreement) other than settlements or compromises for litigation or other disputes where the settlement imposes no material (in this context, material shall mean material to either IONA or SPK Acquisitions) obligation other than the payment of cash and the amount paid in settlement or compromise does not exceed $250,000 in the aggregate for all such settlements or compromises, excluding any amounts that may be paid under existing insurance policies;

—	authorise, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation or dissolution of IONA or any of its subsidiaries;

—

other than in accordance with the capital expenditure budget specified in Section 4.1(n) of the Implementation Agreement, incur any capital expenditure in excess of $100,000 individually or $200,000 in the aggregate;

—

other than in the ordinary course of business, modify, amend or terminate any material contract or agreement to which IONA or any of its subsidiaries is a party, or knowingly waive, release or assign any material rights or claims (including any write-off or other compromise of any accounts receivable of IONA or any of its subsidiaries); or

—	authorise any of, or commit or agree, in writing or otherwise, to take any of the foregoing actions, or otherwise agree to take any action inconsistent with any of the foregoing provisions.

The agreements relating to the conduct of IONA’s business contained in the Implementation Agreement are complicated and not easily summarized. You are urged to carefully read Article IV of the Implementation Agreement, which is attached to this document as Annex A.

8.3	Representation and Warranties

In the Implementation Agreement, IONA made customary representations and warranties, subject to exceptions that were disclosed to SPK Acquisitions, concerning IONA’s business and assets. These representations and warranties related to, among other things:

—	IONA’s Option Report;

—	the accuracy of information; and

—	no other representations and warranties having been given by SPK Acquisitions.

The Implementation Agreement also contains customary representations and warranties of SPK Acquisitions relating to, among other things:

—	its financial condition;

—	the accuracy of information;

—	the delivery of the executed Limited Guaranty by Progress to IONA; and

—	no other representations and warranties having been given by IONA.

The representations and warranties included in the Implementation Agreement are complicated and not easily summarized. You are urged to carefully read Articles II and III of the Implementation Agreement, which is attached to this document as Annex A.

8.4	Termination of the Implementation Agreement

Either SPK Acquisitions or IONA may terminate the Implementation Agreement at or prior to the Effective Time if any of the following occurs:

—	the Conditions are not satisfied or waived by 11.59 p.m. (United States Eastern Time) on 15 December 2008;

—

the High Court declines or refuses to sanction the Scheme, unless both IONA and SPK Acquisitions agree that the decision of the High Court shall be appealed and, if so appealed, a final non-appealable order, decree, judgment, or ruling has been issued;

—	the directors of IONA withdraw or adversely modify the Scheme Recommendation; or

—	the resolutions are not passed at the EGM and the Court Meeting.

8.5	Employee Matters

Employee Benefit Plans

SPK Acquisitions and Progress have the right, in their sole discretion, to maintain any, all or none of IONA’s employee benefit plans. IONA’s employees will receive full credit for service with IONA for purposes of eligibility, vesting and other appropriate benefits, including applicability of minimum waiting periods for participation, but excluding benefit accrual under SPK Acquisitions’ or Progress’ defined benefit pension plan, with respect to any employee benefit plans or arrangements maintained by SPK Acquisitions or Progress. SPK Acquisitions and Progress have also agreed to waive all pre-existing conditions, limitations or eligibility waiting periods or required physical examinations under any health or similar plan of SPK Acquisitions or Progress for IONA’s employees, to the extent that IONA’s employees had satisfied any similar limitations or requirements under the corresponding plan in which IONA’s employees participated immediately prior to the Effective Date of the Scheme. In addition, SPK Acquisitions and Progress will use reasonable endeavours to cause any deductibles paid by IONA’s employees under IONA’s health plans in the plan year in which the Effective Date of the Scheme to be credited towards the deductibles under the health plans of SPK Acquisitions or Progress.

Severance Obligations

SPK Acquisitions and Progress have agreed to honor, in accordance with their terms, all of the employment, severance, change in control and similar obligations of IONA and IONA’s subsidiaries. All unvested IONA Options will become fully vested and exercisable in connection with the Scheme, in accordance with the provisions of the IONA Share Option Schemes and, with respect to IONA Options held by the IONA Non-Executive Directors and the executive officers of IONA, the provisions of the IONA Non-Executive Directors Change in Control Plan and the change in control agreements with the executive officers of IONA, respectively, which plan and agreements are described further in paragraph 9 of Part III (Explanatory Statement) of this document.

8.6	Indemnification and Insurance

SPK Acquisitions and Progress have agreed that all rights to indemnification and all limitations of liability existing in favour of each of the former and present directors and officers of IONA and its subsidiaries as provided in IONA’s organisational documents or those of its subsidiaries, with respect to matters occurring on or prior to the Effective Time, will continue through the sixth anniversary of the Effective Time. In addition, prior to the Effective Time, IONA shall indemnify, and after the Effective Time, SPK Acquisitions and Progress shall indemnify, all of IONA’s former and present directors and officers against all costs and expenses (including reasonable attorneys’ fees) paid in connection with any claim, action, suit, proceeding or investigation resulting from any action or omission in their capacity as a director or officer, in each case occurring before the Effective Time. Expenses for the SPK Acquisitions or Progress, as the case may be, defense of any action for which indemnification may be available will be advanced by IONA under certain circumstances.

Before the Effective Time, IONA has agreed to purchase a “tail” directors’ and officers’ liability insurance policy, which shall provide the directors and officers of IONA coverage for six years following the Effective Time. The “tail” liability insurance policy must provide IONA’s directors and officers with coverage not less than the coverage presently maintained under, and with other terms not materially less favourable to IONA’s directors and officers than, IONA’s current directors’ and officers’ liability insurance policy. However, the aggregate cost for this insurance cannot exceed 200 per cent. of the annual premium paid by IONA in its most recent fiscal year. In the event that this maximum amount is insufficient to pay for such coverage, then IONA will purchase the greatest liability insurance coverage available for a cost not exceeding this maximum.

All rights to indemnification and insurance with respect to any claim asserted or made within the six years following the Effective Time will continue until the final disposition of the claim, and these indemnification and insurance rights will continue despite a liquidation, consolidation or Scheme of IONA, SPK Acquisitions or Progress.

8.7	Other Covenants

The Implementation Agreement also contains covenants relating to the preparation and distribution of this document and all requisite regulatory filings.

8.8	Extension and Waiver

Subject to the requirements of the Takeover Rules, at any time prior to the Effective Time, IONA or SPK Acquisitions may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other party under the Implementation Agreement, (b) waive any inaccuracies in the representations and warranties contained in the Implementation Agreement or in any document delivered pursuant thereto, and (c) if both IONA and SPK Acquisitions agree, waive compliance with any of the agreements or conditions contained in the Implementation Agreement. Any agreement on the part of either IONA or SPK Acquisitions to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party, but such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. While IONA does not have any current intention to waive any of the conditions to the Scheme becoming effective, it may determine that such a waiver is in the best interests of IONA Shareholders because the benefits of the Scheme becoming effective outweigh the detriments, if any, of waiving such condition.

9.	LIMITED GUARANTY

Progress has delivered a Limited Guaranty to IONA, pursuant to which Progress has guaranteed to IONA the due and punctual payment and performance of all the obligations of SPK Acquisitions (and its successors and assigns) pursuant to the conditions of the Scheme and the terms of the Implementation Agreement, provided that the maximum amount payable by Progress to IONA will not exceed $161.7 million. The liability of Progress to pay the Consideration arises only in circumstances where SPK Acquisitions has failed to pay the Consideration within the time period stipulated by the Takeover Rules, being within 14 days from the Effective Time.

Progress has acknowledged that any changes in the obligations between IONA and SPK Acquisitions does not release or discharge Progress from its guarantees under the Limited Guaranty. Furthermore, Progress has agreed not to exercise any rights of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of IONA against SPK Acquisitions or any other entity or person with respect to any of the obligations that Progress has agreed to guaranty.

The obligations of SPK Acquisitions that are guaranteed by Progress pursuant to the Limited Guaranty include, but are not limited to, (i) the obligations of SPK Acquisitions (and its successors and assigns) under Section 6.5 of the Implementation Agreement, including but not limited to the obligation to pay the Consideration to IONA Shareholders subject to, and in accordance with, the terms and conditions of the Scheme; (ii) the obligations of SPK Acquisitions (and its successors and assigns) under Section 2.1 of the Implementation Agreement, (iii) the timely performance when required of all other obligations of SPK Acquisitions (and its successors and assigns) that arise under the Implementation Agreement (including, without limitation the obligations of SPK Acquisitions (and its successors and assigns) under Section 7.4 and Section 7.7 of the Implementation Agreement); and (iv) the obligation to honor any liability of SPK Acquisitions for breach of the Implementation Agreement.

The Limited Guaranty will remain in full force and effect and is binding on Progress, its successors and assigns and will automatically terminate on the earlier of (i) any final release or discharge of Progress’ obligations under the Limited Guaranty in accordance with the terms of the Implementation Agreement and (ii) the termination of the Implementation Agreement in accordance with its terms.

The foregoing summary of the Limited Guaranty is qualified by reference to the complete text of the Limited Guaranty, which is attached to this document as Annex C.

10.	IONA SHARE OPTION SCHEMES

SPK Acquisitions will make appropriate proposals to IONA Optionholders to implement the requirements of the Implementation Agreement. The Implementation Agreement provides that (i) IONA Optionholders will be given an opportunity to elect to exercise their IONA Options immediately upon the making of the Court Order, on the condition that the IONA Shares issued upon such exercise are then transferred to SPK Acquisitions under the Scheme, (ii) IONA Optionholders (other than IONA Non-Executive Directors and executive officers of IONA for United States federal securities law purposes) who so elect may exercise their IONA Options with a cashless exercise facility under which they may direct that the exercise price of their IONA Options be paid to IONA out of the proceeds of the sale to SPK Acquisitions under the

Scheme of the IONA Shares issued to them upon exercise of their IONA Options, and (iii) all IONA Options that remain outstanding on the Effective Date shall be cancelled with effect from midnight (Irish Standard Time) on the Effective Date in consideration for a cash payment per IONA Share subject to such IONA Option to the IONA Optionholder equal to the excess, if any, of the Consideration per IONA Share over the exercise price applicable to such IONA Option (net of applicable withholding taxes).

11.	ACTION TO BE TAKEN

Your attention is drawn to the summary of the action to be taken on page 26 of this document.

12.	FURTHER INFORMATION

Your attention is drawn to the information set out in the rest of this document. You are advised to read this document in its entirety and not to rely solely on the information in this Part I (Letter of Recommendation from the Board of IONA).

13.	ADDITIONAL INFORMATION ON IONA

IONA, an Irish incorporated public limited company, has been a world leader in delivering high-performance integration solutions for Global 2000 IT environments for over a decade. IONA pioneered standards-based integration with its CORBA-based Orbix® products. IONA Artix™, an advanced SOA infrastructure suite, enables customers to leverage service-oriented architecture to streamline and modernize information technology environments. The FUSE™ family of open source distributed SOA infrastructure products allows customers to take advantage of the economic benefits associated with the use of open source software. IONA is headquartered in Dublin, Ireland, with US headquarters in Waltham, Massachusetts, USA, and offices worldwide and has approximately 306 employees worldwide.

IONA ADRs, evidencing IONA ADSs, which represent IONA Shares deposited with the Depositary pursuant to the Deposit Agreement, have been traded in the United States on Nasdaq since IONA’s initial public offering on 25 February 1997. IONA Shares have been listed as a secondary listing on the Official List since 19 December 1997. IONA ADRs are traded on Nasdaq under the symbol “IONA” and IONA Shares are traded on the Irish Stock Exchange under the name “IONA TECHNOLOGIES PLC.”

14.	RECOMMENDATION

The Board of IONA, which has been advised by Lehman Brothers, considers the terms of the Acquisition to be fair and reasonable. In forming its view, the Board of IONA considered the written opinion of Lehman Brothers, dated as of 24 June 2008 that, as of such date and based upon and subject to the qualifications, limitations and assumptions stated in its opinion, from a financial point of view, the Consideration to be offered to the IONA Shareholders in the Acquisition was fair to such IONA Shareholders. In providing its advice, Lehman Brothers has taken into account the commercial assessments of the Board of IONA. Accordingly, the Board of IONA unanimously recommends to IONA Shareholders to vote in favour of the Acquisition and the Scheme. The members of the Board of IONA have irrevocably undertaken (subject to certain exceptions) to vote in favour of the Acquisition and the Scheme in respect of their own beneficial holdings, amounting to, in aggregate 3,605,193 IONA Shares, which represent approximately 9.8 per cent. of the issued share capital of IONA.

Yours faithfully,

Kevin C. Melia

Chairman

PART II – LETTER FROM SPK ACQUISITIONS

SPK Acquisitions Limited

(Incorporated and registered in Ireland under the Acts with registered number 453119)

Board: Norman Robertson Peter Moloney	Registered Office Arthur Cox Building Earlsfort Terrace Dublin 2 Ireland

2008

To IONA Shareholders, IONA ADR holders and, for information only, to IONA Optionholders

RECOMMENDED ACQUISITION OF IONA TECHNOLOGIES PLC

Dear IONA Shareholder and IONA ADR holder,

1.	INTRODUCTION

On 25 June 2008 the Board of IONA and the Board of SPK Acquisitions announced that they had reached agreement on the terms of a recommended acquisition for cash of the entire issued and to be issued share capital of IONA by SPK Acquisitions by means of a scheme of arrangement under Section 201 of the Companies Act 1963, the terms of which are set out in Part IV (The Scheme of Arrangement) of this document and an explanation of which is given by Lehman Brothers in Part III (Explanatory Statement) of this document.

Your attention is drawn to the letter of recommendation from the Board of IONA in Part I (Letter of Recommendation from the Board of IONA) of this document, which sets out the reasons why the Board of IONA, having been advised by Lehman Brothers, is unanimously recommending that all IONA Shareholders vote in favour of the Acquisition and Scheme and all resolutions to be considered at the Meetings, as the members of the Board of IONA have irrevocably agreed to do in respect of their own beneficial holdings of IONA Shares amounting to, in aggregate, 3,605,193 IONA Shares, which represents approximately 9.8 per cent. of the issued share capital of IONA. In forming its view, the Board of IONA considered the written opinion of Lehman Brothers, dated as of 24 June 2008, that, as of such date and based upon and subject to the qualifications, limitations and assumptions stated in its opinion, from a financial point of view, the Consideration to be offered to the IONA Shareholders was fair to such IONA Shareholders.

SPK Acquisitions is a wholly owned subsidiary of Progress. Progress is a Massachusetts corporation that is publicly traded on Nasdaq under the symbol “PRGS.” As of the Latest Practicable Date, Progress SC, a wholly owned subsidiary of Progress, owns 362,000 IONA Shares in total, representing approximately 0.99 per cent. of the issued share capital of IONA and SPK Acquisitions has an economic interest, through contracts for difference, in 1,442,873 IONA Shares in total, representing approximately 3.95 per cent. of the issued share capital of IONA. The contracts for difference do not give SPK Acquisitions direct or indirect voting, investment or dispositive control over any IONA Shares. As Progress SC is not a Scheme Shareholder, Progress SC has irrevocably committed to SPK Acquisitions and IONA, in respect of the IONA Shares which it owns, not to vote such IONA Shares at the Court Meeting, but Progress SC will vote such IONA Shares in favour of the resolutions to be considered at the Extraordinary General Meeting.

I am writing to you in order to explain the background to and reasons for the Acquisition from Progress’ and SPK Acquisitions’ perspective and also to provide you with other relevant information in relation to the Acquisition.

2.	THE CONSIDERATION

Under the terms of the Acquisition, IONA Scheme Shareholders will be entitled to receive:

$4.05 per IONA Share in cash

After the Scheme becomes effective, IONA ADR holders will receive the Consideration to which they are entitled directly from the Depositary. If you wish to receive the Consideration in respect of your IONA ADRs, you are urged to sign and return the enclosed ADR Voting Instruction Card as soon as possible. If you wish to receive the Consideration in respect of your IONA Shares, you are urged to sign and return the enclosed Forms of Proxy as soon as possible. You should note that if there is insufficient Scheme Shareholder support for the Scheme at the Court Meeting, the Scheme will not become effective, the Acquisition will not proceed and the Consideration of $4.05 per IONA Share will not become payable.

The Acquisition values the entire issued and to be issued share capital of IONA at approximately $161.7 million. As SPK Acquisitions will only pay the Consideration for IONA Shares that are not owned by subsidiaries or nominees of Progress, the maximum cash payment that will be made by SPK Acquisitions in the Acquisition will be $160.2 million.

The Consideration represents a premium of approximately:

—	47.3 per cent. over $2.75, being the Closing Price of an IONA ADR on 7 February 2008, the last Business Day prior to the commencement of the Offer Period; and

—	26.5 per cent. over $3.20, being the average daily Closing Price of an IONA ADR over the three months up to the commencement of the Offer Period.

3.	FINANCING OF THE ACQUISITION

Full payment of the Consideration would involve a maximum cash payment of approximately $160.2 million. Goodbody Corporate Finance, financial adviser to SPK Acquisitions and Progress, is satisfied that the necessary financial resources are available to SPK Acquisitions to satisfy in full the Consideration payable to IONA Shareholders under the terms of the Acquisition.

4.	BACKGROUND TO AND REASONS FOR THE ACQUISITION

Progress believes that the Acquisition of IONA will help Progress achieve its vision to be the industry choice for independent, heterogeneous integration software in a SOA environment. In particular, Progress expects the Acquisition of IONA to help achieve that vision in the following ways:

—	IONA’s products complement Progress’ SOA portfolio with leading edge, best-in-class technology and enable a wider variety of interoperability and deployment options;

—	IONA’s products extend the reach of Progress’ SOA portfolio to users of high-performance, mission-critical systems based on C++ and CORBA;

—

IONA has a leadership role in standards bodies and open source initiatives, both critical to maintaining truly independent market leadership. Progress intends to leverage open source software development and distribution model for market expansion;

—	IONA and Progress will have strong bases in multiple industry segments with expanded vertical industry solutions;

—

the impressive and longstanding IONA customer base can benefit from using Progress SOA portfolio products as they migrate toward SOA. Progress is committed to supporting IONA’s customers and all IONA product lines will be supported and evolved based on customer needs;

—	the Acquisition of IONA offers increased global distribution and sales capacity; and

—

IONA has an experienced and talented team that has built a reputation with Global 2000 enterprises for addressing the most complex integration challenges through innovative and cost-effective solutions.

On a US GAAP basis, Progress expects the Acquisition to be accretive in fiscal year 2009, but not in fiscal year 2008. On a non-US GAAP basis, excluding amortization of intangibles, stock-based compensation, and expenses associated with the transaction, the Acquisition is expected to be accretive in fiscal year 2009, but not in fiscal year 2008.

5.	PROGRESS’ INTENTIONS

IONA has three product lines: The Artix product line for SOA infrastructure, the open-source FUSE SOA products and Orbix middleware for integration based on the CORBA standard. Following the Effective Time, IONA will be fully integrated into Progress, and will adopt the Progress company name. Following the Acquisition, Progress intends that all of IONA’s product lines will be supported and advanced. Progress expects that this will include incorporating Artix as an integral part of Progress’ SOA portfolio and building on the FUSE open source product line. Progress also expects to maintain IONA’s CORBA products family based on customer needs, substantially as IONA has done for the past 15 years. It is expected that most IONA product names will be retained, although this will be reviewed subsequent to the Acquisition.

6.	VOTING UNDERTAKINGS

Progress SC Voting Undertaking

In aggregate, IONA and SPK Acquisitions have each received from Progress SC voting undertakings (subject to certain exceptions) to vote in favour of the resolutions to be proposed at the EGM in respect of 362,000 IONA Shares, representing 0.99 per cent. of the issued share capital of IONA. As Progress SC is not a Scheme Shareholder, Progress SC has also agreed not to vote these IONA Shares at the Court Meeting. Under the Progress SC voting undertaking, Progress SC has generally agreed not to sell, transfer, encumber or otherwise dispose of any of its IONA Shares prior to the Acquisition.

The Progress SC voting undertaking will lapse in the event that:

—	the Scheme lapses or is withdrawn;

—	the resolutions are not passed at the Court Meeting and the EGM;

—

the High Court declines or refuses to sanction the Scheme (unless IONA and SPK Acquisitions agree that the decision of the High Court shall be appealed and, if so appealed, a final non-appealable order, decree, judgment, or ruling has been issued);

—	the Scheme does not become effective on or before 15 December 2008;

—	a firm intention to make a higher Competing Offer is announced pursuant to Rule 2.5 of the Takeover Rules;

—	the Board of IONA withdraws its recommendation to IONA Shareholders to vote in favour of the Scheme; or

—	SPK Acquisitions announces that it will not proceed with the Acquisition.

The foregoing summary of these voting undertakings is qualified by reference to the complete text of the Progress SC voting undertaking, which is attached to this document as Annex E.

Director Voting Undertakings

In aggregate, SPK Acquisitions has received from the members of the Board of IONA voting undertakings (subject to certain exceptions) to vote, or to procure that voting instructions are given to vote, in favour of the Acquisition and Scheme in respect of 3,605,193 IONA Shares, in aggregate, representing approximately 9.8 per cent. of the issued share capital of IONA. Particulars of the Directors voting undertakings are set out in paragraph 6 of Part I (Letter of Recommendation from the Board of IONA) of this document. A copy of the form of voting undertakings is attached to this document as Annex D.

7.	INFORMATION ON SPK ACQUISITIONS AND PROGRESS

Information about SPK Acquisitions and Progress is set out in Part VI (Information on SPK Acquisitions and Progress) of this document.

8.	BOARD, MANAGEMENT AND EMPLOYEES

Generally

The Board of SPK Acquisitions has confirmed that, where employees of the IONA Group have existing employment rights, including pension rights, under applicable laws, those rights will be fully safeguarded following the Scheme becoming effective. IONA and Progress are in the process of forming an integration team to assist in developing and implementing an integration framework to ensure a successful acquisition of IONA by Progress. This integration planning is expected to continue past the Effective Time. When completed, this integration planning will allow IONA and Progress to better determine the staffing needs for the combined business going forward. Upon the Scheme becoming effective, the IONA Directors intend to resign from the Board of IONA.

Employee Matters

Pursuant to the Implementation Agreement, SPK Acquisitions and Progress have the right, in their sole discretion, to maintain IONA’s employee benefit plans. IONA’s employees will receive full credit for service with IONA for purposes of eligibility, vesting and other appropriate benefits, including applicability of minimum waiting periods for participation, but excluding benefit accrual under SPK Acquisitions’ or Progress’ defined benefit pension plan, with respect to any employee benefit plans or arrangements maintained by SPK Acquisitions or Progress. SPK Acquisitions and Progress have also agreed to waive all pre-existing conditions, limitations or eligibility waiting periods or required physical examinations under any health or similar plan of SPK Acquisitions or Progress for IONA’s employees, to the extent that IONA’s employees had satisfied any similar limitations or requirements under the corresponding plan in which IONA’s employees participated immediately prior to the Effective Date of the Scheme. In addition, SPK Acquisitions and Progress will use reasonable endeavours to cause any deductibles paid by IONA’s employees under IONA’s health plans in the plan year in which the Effective Date of the Scheme occurs to be credited towards the deductibles under the health plans of SPK Acquisitions or Progress.

Indemnification and Insurance

Pursuant to the Implementation Agreement, SPK Acquisitions and Progress have agreed to certain indemnification rights in favour of each of the former and present directors and officers of IONA, as described in Paragraph 8.6 of Part I (Letter of Recommendation from the Board of IONA) of this document.

9.	IONA SHARE OPTION SCHEMES

SPK Acquisitions will make appropriate proposals to IONA Optionholders to implement the requirements of the Implementation Agreement. The Implementation Agreement provides that (i) IONA Optionholders will be given an opportunity to elect to exercise their IONA Options immediately upon the making of the Court Order, on the condition that the IONA Shares issued upon such exercise are then transferred to SPK Acquisitions under the Scheme, (ii) IONA Optionholders (other than IONA Non-Executive Directors and executive officers of IONA for United States federal securities law purposes) who so elect may exercise their IONA Options with a cashless exercise facility under which they may direct that the exercise price of their IONA Options be paid to IONA out of the proceeds of the sale to SPK Acquisitions under the Scheme of the IONA Shares issued to them upon exercise of their IONA Options, and (iii) all IONA Options that remain outstanding on the Effective Date shall be cancelled with effect from midnight (Irish Standard Time) on the Effective Date in consideration for a cash payment per IONA Share subject to such IONA Option to the IONA Optionholder equal to the excess, if any, of the Consideration per IONA Share over the exercise price applicable to such IONA Option (net of applicable withholding taxes).

10.	DELISTING AND ADMISSION TO TRADING

It is intended that, subject to and following the Scheme becoming effective, and subject to applicable requirements of Nasdaq and the Irish Stock Exchange, SPK Acquisitions will procure that IONA applies for cancellation of the quotation of IONA ADRs on Nasdaq and cancellation of the listing of the IONA Shares on the Official List and for cancellation of trading of the IONA Shares on the market of the Irish Stock Exchange. The last day of dealing in IONA ADRs on Nasdaq and in IONA Shares on the Irish Stock Exchange will be the last Business Day before the Effective Date. After the Effective Date, price quotations for IONA ADRs and IONA Shares will no longer be available and IONA will cease filing periodic reports under the Exchange Act.

11.	ACTION TO BE TAKEN

Your attention is drawn to the summary of the action to be taken on page 26 of this document.

Yours faithfully,

SPK Acquisitions

PART III – EXPLANATORY STATEMENT

(IN COMPLIANCE WITH SECTION 202 OF THE ACT)

745 Seventh Avenue

27th Floor

New York, New York 10019-6801

United States of America

2008

To IONA Shareholders, IONA ADR holders and, for information only, to IONA Optionholders

RECOMMENDED ACQUISITION OF IONA TECHNOLOGIES PLC

Dear IONA Shareholder and IONA ADR holder,

1.	INTRODUCTION

On 25 June 2008, the Board of IONA and the Board of SPK Acquisitions announced that they had reached agreement on the terms of a recommended acquisition by SPK Acquisitions of IONA by way of a Scheme of Arrangement under Section 201 of the Act.

Your attention is drawn to the letter of recommendation from the Board of IONA in Part I (Letter of Recommendation from the Board of IONA) of this document, which sets forth the reasons why the directors of IONA, who have been advised by Lehman Brothers, consider the terms of the Acquisition to be fair and reasonable to IONA Shareholders taken as a whole and why the Board of IONA unanimously recommends that all IONA Shareholders vote in favour of the Acquisition and the Scheme at both the Court Meeting and the EGM, as the directors of IONA intend to do in respect of their own beneficial holdings of, 3,605,193 IONA Shares, in aggregate, which represent, in aggregate, approximately 9.8 per cent. of the existing issued share capital of IONA. In providing its advice to the directors of IONA, Lehman Brothers has taken into account the commercial assessments of the directors of IONA.

2.	THE ACQUISITION

The Acquisition is to be effected by way of a Scheme of Arrangement between IONA and the Scheme Shareholders under Section 201 of the Act. The Scheme is set out in full in Part IV (The Scheme of Arrangement) of this document. Under the terms of the Scheme, SPK Acquisitions will pay the Consideration to Scheme Shareholders in consideration for all of their IONA Shares.

If the Scheme is implemented on the Effective Time, the Scheme Shares will be cancelled pursuant to Sections 72 and 74 of the Act or transferred to SPK Acquisitions, IONA will then issue New IONA Shares to SPK Acquisitions in place of the Cancellation Shares, and SPK Acquisitions will pay the Consideration to former Scheme Shareholders in consideration for the Acquisition. After the Scheme becomes effective, IONA ADR holders will receive that proportion of the Consideration to which they are entitled directly from the Depositary. As a result of the Scheme, IONA will, indirectly, become a wholly owned subsidiary of Progress.

The Scheme will require approval by Scheme Shareholders at the Court Meeting, approval by IONA Shareholders at the EGM and the sanction of the High Court at the Court Hearing. The Court Meeting and the EGM and the nature of the approvals required to be given at the Meetings are described in more detail in paragraph 4 below. All IONA Shareholders (but not IONA ADR holders) are entitled to be represented by counsel or a solicitor (at their own expense) at the Court Hearing to support or oppose the sanctioning of the Scheme.

The Acquisition is subject to a number of conditions (summarised in paragraph 3 below and set out in full in Part V (Conditions to and Further Terms of the Acquisition and the Scheme) of this document). The Acquisition can only become effective if the conditions to the Acquisition have been satisfied or waived on or before the Effective Date in accordance with their respective terms. The Scheme will become effective upon the delivery to the Registrar of Companies of an office copy of the Court Order together with the minute required by Section 75 of the Act and registration of such Court Order by the Registrar of Companies, which, subject to the sanction of the Scheme by the High Court, is expected to occur during September 2008.

3.	THE CONDITIONS

The Acquisition is conditional, amongst other things, on the Scheme becoming effective. The conditions to the Acquisition and the Scheme are set out in full in Part V (Conditions to and Further Terms of the Acquisition and the Scheme) of this document. The implementation of the Scheme is conditional upon, amongst other things:

—	the expiration of the waiting period under the HSR Act;

—

the approval by a majority (more than 50 per cent.) in number of the Scheme Shareholders representing three-fourths (75 per cent.) or more in value of the Scheme Shares held by such holders present and voting either in person or by proxy, at the Court Meeting (or at any adjournment of such meeting);

—

such resolution(s) as are required to approve or implement the Scheme and set forth in the notice convening the EGM being duly passed by the requisite majority at the EGM (or at any adjournment of such meeting);

—

the sanction of the Scheme and confirmation of the reduction of capital involved therein by the High Court and the delivery of an office copy of the Court Order and the minute required by Section 75 of the Act to the Registrar of Companies and the registration of such Court Order and minute by the Registrar of Companies; and

—

the conditions which are not otherwise identified above and which are set out in full in Part V (Conditions to and Further Terms of the Acquisition and the Scheme) of this document being satisfied or waived on or before the sanction of the Scheme by the High Court pursuant to Section 201 of the Act.

Unless the Scheme becomes effective by no later than 15 December 2008 or such later date, if any, as IONA and SPK Acquisitions may, with (if required) the consent of the Panel, agree and (if required) the High Court may allow, the Scheme will not become effective, and the Acquisition will not proceed and the cash Consideration of $4.05 per IONA Share will not become payable.

4.	CONSENTS AND MEETINGS

The Scheme is subject to the approval by Scheme Shareholders at the Court Meeting as more fully described in paragraph 4.1 of this Part III (Explanatory Statement) and its implementation will also require various approvals of IONA Shareholders at the separate EGM, as more fully described in

paragraph 4.2 of this Part III (Explanatory Statement), both of which will be held at              on              2008. The Court Meeting will start at              p.m. (Irish Standard Time) and the EGM will start at              p.m. (Irish Standard Time) (or, if later, as soon thereafter as the Court Meeting is concluded or adjourned) on that date. The Court Meeting is being held at the direction of the High Court to seek the approval of the Scheme by Scheme Shareholders. The EGM is being convened to enable the directors of IONA to implement the Scheme and to amend the IONA Articles, as described below.

Notices of both the Court Meeting and the EGM are set out in Part X (Notice of Court Meeting in the High Court) and Part XI (Notice of Extraordinary General Meeting of IONA Technologies PLC), respectively, of this document. Entitlement to attend and vote at each Meeting and the number of votes which may be cast at each Meeting will be determined by reference to the register of members of IONA at the Voting Record Time.

As of the Latest Practicable Date, 36,558,153 IONA Shares were issued and outstanding and there were 583 registered Members whose names were registered in the Register of Members of the Company.

4.1	Court Meeting

The Court Meeting has been convened for              p.m. (Irish Standard Time) on              2008 to enable Scheme Shareholders to consider and, if thought fit, approve the Scheme. At the Court Meeting, voting will be by poll and not a show of hands and each holder of Scheme Shares who is present in person or by proxy will be entitled to one vote for each Scheme Share held for the purposes of sub-paragraph (b) below. In order to conduct business at the Court Meeting a quorum must be present. IONA’s Articles of Association provide that the presence, either in person or by proxy, of three persons entitled to vote at such meeting, each being a holder of IONA Shares, a proxy for a holder of IONA Shares or a duly authorised representative of a corporate holder of IONA Shares, constitutes a quorum for the transaction of business at the Court Meeting. The approval required at the Court Meeting is that those voting to approve the Scheme must:

(a)	represent a simple majority (more than 50 per cent.) in number of those Scheme Shareholders present and voting in person or by proxy; and

(b)	also represent three-fourths (75 per cent.) in value of the Scheme Shares held by those Scheme Shareholders present and voting in person or by proxy.

It is important that as many votes as possible are cast at the Court Meeting so that the resolution approving the Scheme can be passed and that the High Court may be satisfied that there is a fair representation of Scheme Shareholder opinion when it is considering whether to sanction the Scheme. If you are the registered holder of any IONA ADRs, you are strongly urged to complete and return your ADR Voting Instruction Card as soon as possible. If you are the registered holder of any Scheme Shares, you are strongly urged to complete and return your PINK Form of Proxy for the Court Meeting as soon as possible.

4.2	Extraordinary General Meeting

In addition, the EGM has been convened for              p.m. (Irish Standard Time) on              2008 (or, if later, as soon thereafter as the Court Meeting is concluded or adjourned). A quorum must be present in order to conduct any business at the EGM. IONA’s Articles of Association provide that the presence at the EGM, either in person or by proxy, of three persons entitled to vote at such meeting, each being a holder of IONA Shares, a proxy for a holder of IONA Shares, or a duly authorised representative of a corporate holder of IONA Shares, constitutes a quorum for the transaction of business. At the EGM, the IONA Shareholders will consider and, if thought fit, pass the following resolutions (which in the case of special resolutions requires a vote in favour of not less than three-fourths (75 per cent.) of the votes cast and in the case of ordinary resolutions requires a majority (more than 50 per cent.) of the votes cast):

Resolution 1—Ordinary Resolution

To approve the Scheme and to authorise the directors of IONA to take such action as they consider necessary or appropriate to carry the Scheme into effect.

Resolution 2—Special Resolution

To approve the cancellation of the Cancellation Shares.

Resolution 3—Ordinary Resolution

To authorise the directors of IONA to issue relevant securities pursuant to Section 20 of the Companies (Amendment) Act 1983 and to apply the reserve in the books arising upon the cancellation described above in paying up in full at par New IONA Shares.

Resolution 4—Special Resolution

To amend the IONA Articles to ensure that any IONA Shares issued under the IONA Share Option Schemes or otherwise between the Voting Record Time and 10.00 p.m. (Irish Standard Time) on the last day before the date on which the Court Order is made will be subject to the Scheme. It is also proposed to amend the IONA Articles so that any IONA Shares issued to any person (other than to SPK Acquisitions) after 10.00 p.m. (Irish Standard Time) on the day before the date on which the Court Order is made will become transferable to SPK Acquisitions on the same terms as under the Scheme (i.e. the person will receive $4.05 in cash for each IONA Share issued to them and acquired by SPK Acquisitions).

These amendments are designed to avoid any person (other than members of SPK Acquisitions) being left with IONA Shares after dealings in IONA Shares have ceased on the Irish Stock Exchange (which will occur at the close of business on the Business Day before the Effective Time). Resolution 4, set out in the notice of EGM in Part XI (Notice of Extraordinary General Meeting of IONA Technologies PLC) end of this document, seeks the approval of IONA Shareholders for such amendments.

Resolution 5—Ordinary Resolution

To approve a proposal to adjourn the EGM, if necessary, to solicit additional proxies in favour of approval of the resolutions to be considered at the EGM. IONA is submitting a proposal for consideration at the EGM to authorise the Chairman of the EGM to approve one or more adjournments of the EGM if there are not sufficient votes to approve the resolutions to be considered at the EGM at the time of the EGM. Even though a quorum may be present at the EGM, it is possible that IONA may not have received sufficient votes to approve the resolutions to be considered at the EGM by the time of the EGM. In that event, IONA would determine to adjourn the EGM in order to solicit additional proxies. The adjournment proposal relates only to an adjournment of the EGM for purposes of soliciting additional proxies to obtain the requisite IONA Shareholder approval to approve the resolutions to be considered at the EGM. Any other adjournment of the EGM (e.g., an adjournment required because of the absence of a quorum) would be voted upon pursuant to the discretionary authority granted by the proxy. To approve the adjournment proposal, a majority of the outstanding IONA Shares present or represented at the EGM and entitled to vote, which includes abstentions, must vote in favour of the proposal.

4.3	Court Hearing

The Court Hearing is expected to take place on or about              2008. Each IONA Shareholder is entitled to be represented by counsel or a solicitor (at their own expense) at the Court Hearing to support or oppose the sanctioning of the Scheme.

4.4	Form of ADR Voting Instruction Card and Forms of Proxy

IONA ADR holders are strongly urged to complete and return their ADR Voting Instruction Card, as soon as possible and, in any event, no later than              2008. If the Depositary does not receive your ADR Voting Instruction Card by such date, the Depositary will not vote your IONA ADRs.

Scheme Shareholders and IONA Shareholders have been sent a PINK Form of Proxy for the Court Meeting and a BLUE Form of Proxy for the EGM. Scheme Shareholders and IONA Shareholders are strongly urged to complete and return their Forms of Proxy, as soon as possible and, in any event, no later than             p.m. (Irish Standard Time) on              2008 in the case of the PINK Form of Proxy for the Court Meeting and             p.m. (Irish Standard Time) on              2008 in the case of the BLUE Form of Proxy for the EGM.

4.5	Abstentions and Broker Non-Votes

Your broker will be permitted to vote your IONA ADRs or IONA Shares only if you instruct your broker how to vote. If you have previously provided your broker with absolute discretion to vote at all times on IONA Shareholder votes, then your broker will be able to vote your IONA ADRs or IONA Shares, unless you instruct your broker otherwise. Otherwise, you should follow the procedures provided by your broker regarding the voting of your IONA ADRs or IONA Shares. If your broker does not have absolute discretion and you do not provide instructions to your broker to vote in favour of the Scheme, your IONA ADRs or IONA Shares will not be voted, which will increase the likelihood of the Scheme being defeated and the Acquisition not proceeding.

5.	STRUCTURE OF THE SCHEME

It is proposed that, under the Scheme, the Cancellation Shares will be cancelled pursuant to Sections 72 and 74 of the Act. Any further IONA Shares issued before 10.00 p.m. (Irish Standard Time) on the day before the Hearing Date will be transferred to SPK Acquisitions under the terms of the Scheme. New IONA Shares will be issued by IONA to SPK Acquisitions (and/or its nominee(s)) by the capitalisation of the reserve arising from the cancellation of the Cancellation Shares. As a result of these arrangements, IONA will become, indirectly, a wholly-owned subsidiary of Progress.

IONA Shareholders who are subject to the Scheme will receive the Consideration. IONA Shares issued after 10.00 p.m. (Irish Standard Time) on the day before the Hearing Date will not be subject to the Scheme. Accordingly, it is proposed that the IONA Articles be amended so that IONA Shares issued after 10.00 p.m. (Irish Standard Time) on the day before the Hearing Date (other than to a member of the SPK Acquisitions Group) will be automatically transferred to SPK Acquisitions on the same terms as under the Scheme.

It is expected that the Scheme will become effective and that the Acquisition will be completed during September 2008. The Scheme can only become effective if all the conditions to which the Scheme is subject have been satisfied or waived by no later than 15 December 2008 or such later date, if any, as IONA and SPK Acquisitions may, with (if required) the consent of the Panel, agree and, (if required) the

High Court may allow. The Scheme will become effective upon an official copy of the Court Order together with the minute approved by the High Court in respect of the capital reduction being registered by the Registrar of Companies and the issue of a certificate of registration of the Court Order. Once the Scheme becomes effective, its terms will be binding on all IONA Shareholders, irrespective of whether they attended the Court Meeting and irrespective of the manner in which they voted.

6.	OPINION OF FINANCIAL ADVISOR TO IONA

The Company engaged Lehman Brothers to act as its financial advisor with respect to pursuing strategic alternatives for the Company, including a possible sale of the Company. On 24 June 2008, Lehman Brothers rendered its oral opinion (which was subsequently confirmed in writing) to the Board of IONA that, as of such date and based upon and subject to the qualifications, limitations and assumptions stated in its opinion, from a financial point of view, the $4.05 per IONA Share cash consideration to be offered to the IONA Shareholders in the Acquisition was fair to such IONA Shareholders.

The full text of Lehman Brothers’ written opinion, dated as of 24 June 2008, is attached as Annex F to this document. Lehman Brothers’ written opinion sets forth, among other things, the assumptions made, procedures followed, factors considered and limitations of the review undertaken by Lehman Brothers in rendering its opinion. You are encouraged to read the opinion carefully and in its entirety.

Lehman Brothers’ opinion, the issuance of which was approved by Lehman Brothers’ Fairness Opinion Committee, is addressed to the Board of IONA, addresses only the fairness, from a financial point of view, of the Consideration to be offered to the IONA Shareholders in the Acquisition and does not constitute a recommendation to any IONA ADR holder or IONA Shareholder as to how such person should vote with respect to the Scheme or any other matter. The terms of the Acquisition were determined through arm’s-length negotiations between the Company and Progress and were unanimously approved by the Board of IONA. Lehman Brothers did not recommend any specific form of consideration to the Company or that any specific form of consideration constituted the only appropriate consideration for the Acquisition. Lehman Brothers was not requested to opine as to, and its opinion does not in any manner address, the Company’s underlying business decision to proceed with or effect the Acquisition. In addition, Lehman Brothers expressed no opinion on, and its opinion does not in any manner address the fairness of the amount or the nature of any compensation to any officers, directors or employees of any parties to the Acquisition, or any class of such persons, relative to the Consideration to be offered to the IONA Shareholders in the Acquisition. No limitations were imposed by the Board of IONA upon Lehman Brothers with respect to the investigations made or procedures followed by it in rendering its opinion.

In arriving at its opinion, Lehman Brothers, among other things:

—

reviewed and analyzed the Implementation Agreement, the Expenses Reimbursement Agreement, the Limited Guaranty, a draft, dated 24 June 2008, of the Rule 2.5 Announcement and the specific terms of the Acquisition;

—

reviewed and analyzed publicly available information concerning the Company that Lehman Brothers believed to be relevant to its analysis, including the Company’s Annual Report on Form 10-K for the fiscal year ended 31 December 2007 and the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended 31 March 2008;

—

reviewed and analyzed financial and operating information with respect to the business, operations and prospects of the Company furnished to Lehman Brothers by the Company, including financial projections of the Company prepared by management of the Company (the “Management Plan”);

—

reviewed and analyzed a trading history of the IONA Shares from 22 June 2007 to 23 June 2008 and a comparison of that trading history with those of other companies that Lehman Brothers deemed relevant;

—	reviewed and analyzed a comparison of the historical financial results and present financial condition of the Company with those of other companies that Lehman Brothers deemed relevant;

—	reviewed and analyzed a comparison of the financial terms of the Acquisition with the financial terms of certain other transactions that Lehman Brothers deemed relevant;

—	reviewed and analyzed the results of Lehman Brothers’ efforts to solicit indications of interest and definitive proposals from third parties with respect to a sale of the Company;

—	reviewed and analyzed published estimates of independent research analysts with respect to the future financial performance and price targets of the Company;

—

had discussions with the management of the Company concerning its business, operations, assets, liabilities, financial condition and prospects (including the risks and uncertainties of achieving the Management Plan); and

—	undertook such other studies, analyses and investigations as Lehman Brothers deemed appropriate.

In arriving at its opinion, Lehman Brothers assumed and relied upon the accuracy and completeness of the financial and other information used by Lehman Brothers without any independent verification of such information and have further relied upon the assurances of management of the Company that they were not aware of any facts or circumstances that would make such information inaccurate or misleading. With respect to the Management Plan, upon advice of the Company, Lehman Brothers assumed the Management Plan was reasonably prepared on a basis reflecting the best then currently available estimates and judgments of the management of the Company. However, for the purposes of Lehman Brothers’ analysis and its opinion and with the consent of the Board of IONA, Lehman Brothers relied on (i) published estimates of independent research analysts for the Company, which reflect more conservative assumptions and estimates than the Management Plan, and (ii) extensions to such published estimates based upon assumptions discussed with the management of the Company.

The Board of IONA agreed with the appropriateness of the use of, and Lehman Brothers’ reliance upon, such published estimates and extensions of such estimates in performing its analysis. In arriving at its opinion, Lehman Brothers assumed no responsibility for and expressed no view as to any such projections or estimates or the assumptions on which they were based. Lehman Brothers assumed that the final Rule 2.5 Announcement would be in the form of the draft of the announcement, dated 24 June 2008, reviewed by Lehman Brothers in all material respects. Lehman Brothers further assumed, upon the advice of the Company and its legal advisors, that all material governmental, regulatory or other consents or approvals necessary for the consummation of the Scheme will be obtained within the constraints contemplated by the draft Rule 2.5 Announcement reviewed by Lehman Brothers and the Implementation Agreement. In arriving at its opinion, Lehman Brothers did not conduct a physical inspection of the properties and facilities of the Company and did not make or obtain any evaluations or appraisals of the assets or liabilities of the Company. Lehman Brothers’ opinion was necessarily based upon market, economic and other conditions as they existed on, and could be evaluated as of 24 June 2008. Lehman Brothers assumed no responsibility for updating or revising its opinion based on events or circumstances that may have occurred after 24 June 2008.

In connection with rendering its opinion, Lehman Brothers performed certain financial, comparative and other analyses as summarized below. In arriving at its opinion, Lehman Brothers did not ascribe a specific range of values to the IONA Shares but rather made its determination as to fairness, from a financial point of view, to the IONA Shareholders of the Consideration to be offered to such IONA Shareholders in the Acquisition on the basis of various financial and comparative analyses. The preparation of a fairness opinion is a complex process and involves various determinations as to the most appropriate and relevant methods of financial and comparative analyses and the application of those methods to the particular circumstances. Therefore, a fairness opinion is not readily susceptible to summary description.

In arriving at its opinion, Lehman Brothers did not attribute any particular weight to any single analysis or factor considered by it but rather made qualitative judgments as to the significance and relevance of each analysis and factor relative to all other analyses and factors performed and considered by it and in the context of the circumstances of the particular transaction. Accordingly, Lehman Brothers believes that its analyses must be considered as a whole, as considering any portion of such analyses and factors, without considering all analyses and factors as a whole, could create a misleading or incomplete view of the process underlying its opinion.

7.	BOARD, MANAGEMENT AND EMPLOYEES

7.1	Generally

The Board of SPK Acquisitions has confirmed that, where employees of the IONA Group have existing employment rights, including pension rights, under applicable laws, those rights will be fully safeguarded following the Scheme becoming effective. IONA and Progress are in the process of forming an integration team to assist in developing and implementing an integration framework to ensure a successful acquisition of IONA by Progress. This integration planning is expected to continue past the Effective Time. When completed, this integration planning will allow IONA and Progress to better determine the staffing needs for the combined business going forward. Upon the Scheme becoming effective, the IONA Directors intend to resign from the Board of IONA.

7.2	Employee Matters

Pursuant to the Implementation Agreement, SPK Acquisitions and Progress have the right, in their sole discretion, to maintain any, all or none of IONA’s employee benefit plans. IONA’s employees will receive full credit for service with IONA for purposes of eligibility, vesting and other appropriate benefits, including applicability of minimum waiting periods for participation, but excluding benefit accrual under SPK Acquisitions’ or Progress’ defined benefit pension plan, with respect to any employee benefit plans or arrangements maintained by SPK Acquisitions or Progress. SPK Acquisitions and Progress have also agreed to waive all pre-existing conditions, limitations or eligibility waiting periods or required physical examinations under any health or similar plan of SPK Acquisitions or Progress for IONA’s employees, to the extent that IONA’s employees had satisfied any similar limitations or requirements under the corresponding plan in which IONA’s employees participated immediately prior to the Effective Date of the Scheme. In addition, SPK Acquisitions and Progress will use reasonable endeavours to cause any deductibles paid by IONA’s employees under IONA’s health plans in the plan year in which the Effective Date of the Scheme to be credited towards the deductibles under the health plans of SPK Acquisitions or Progress.

7.3	Indemnification and Insurance

Pursuant to the Implementation Agreement, SPK Acquisitions and Progress have agreed to certain indemnification rights in favour of each of the former and present directors and officers of IONA, as described in Paragraph 8.6 of Part I (Letter of Recommendation from the Board of IONA) of this document.

8.	IONA SHARE OPTION SCHEMES

SPK Acquisitions will make appropriate proposals to IONA Optionholders to implement the requirements of the Implementation Agreement. The Implementation Agreement provides that (i) IONA Optionholders will be given an opportunity to elect to exercise their IONA Options immediately upon the making of the Court Order, on the condition that the IONA Shares issued upon such exercise are then transferred to SPK Acquisitions under the Scheme, (ii) IONA Optionholders (other than IONA Non-Executive Directors and executive officers of IONA for United States federal securities law purposes) who so elect may exercise their IONA Options with a cashless exercise facility under which they may direct that the exercise price of their IONA Options be paid to IONA out of the proceeds of the sale to SPK Acquisitions under the Scheme of the IONA Shares issued to them upon exercise of their IONA Options, and (iii) all IONA Options that remain outstanding on the Effective Date shall be cancelled with effect from midnight (Irish Standard Time) on the Effective Date in consideration for a cash payment per IONA Share subject to such IONA Option to the IONA Optionholder equal to the excess, if any, of the Consideration per IONA Share over the exercise price applicable to such IONA Option (net of applicable withholding taxes).

9.	THE IONA EXECUTIVE OFFICERS AND NON-EXECUTIVE DIRECTORS AND THE EFFECT OF THE SCHEME ON THEIR INTERESTS

9.1	Interests Held by Executive Officers and Non-Executive Directors

The effect of the Scheme on the interests of IONA’s executive officers and of the IONA Non-Executive Directors does not differ from its effect on the like interests of other persons, except as disclosed in this paragraph 9 of this Part III (Explanatory Statement).

The names of IONA’s current executive officers and the IONA Non-Executive Directors are listed below. The address of each person listed in the table below is c/o IONA Technologies PLC, The IONA Building, Shelbourne Road, Ballsbridge, Dublin 4, Ireland.

Name	Title
Kevin C. Melia	Chairman of the Board
Christopher J. Horn	Vice Chairman of the Board
Seán Baker	Non-Executive Director
Ivor Kenny	Non-Executive Director
James D. Maikranz	Non-Executive Director
Bruce J. Ryan	Non-Executive Director
Francesco Violante	Non-Executive Director
Peter M. Zotto	Chief Executive Officer and Director
Lawrence E. Alston, Jr.	Vice President and General Manager, Open Source
Christopher M. Mirabile	Chief Financial Officer, General Counsel and Secretary
Scott R. Devens	Vice President of Worldwide Sales
Eric A. Newcomer	Chief Technology Officer

The interests of IONA’s executive officers and IONA Non-Executive Directors in the share capital of IONA and in the IONA Share Option Schemes are set out in paragraphs 5 and 6 of Part VIII (Additional Information) of this document. All securities of IONA purchased or sold within the last two years, the dates on which they were purchased or sold and the amount purchased or sold on each date are set out in paragraph 6 of Part VIII (Additional Information) of this document.

IONA Options held by IONA’s executive officers and IONA Non-Executive Directors under the IONA Share Option Schemes will be treated in a similar manner to all other IONA Optionholders (including the vesting of all unvested options in connection with the Scheme), as set out in paragraph 8 of this Part III (Explanatory Statement). IONA Non-Executive Directors and executive officers of IONA for United States securities law purposes may not elect to exercise their IONA Options with a cashless exercise facility.

IONA’s executive officers holding unexercised IONA Options as of the Effective Date will receive cash payments upon the consummation of the Scheme in the approximate amounts (before withholding for applicable taxes) indicated in the following table:

Name	Title	Number of IONA Options	IONA Option Exercise Price	Approximate IONA Option Settlement Amount
Peter M. Zotto	Chief Executive Officer and Director	820,000	$3.00 -$5.33	$416,550
Lawrence E. Alston, Jr.	Vice President and General Manager, Open Source	290,625	$2.85 -$5.33	$56,906
Scott R. Devens	Vice President of Worldwide Sales	365,950	$1.99 -$7.33	$318,807
Christopher M. Mirabile	Chief Financial Officer, General Counsel and Secretary	322,101	$1.99 -$7.33	$187,428
Eric A. Newcomer	Chief Technology Officer	254,132	$1.99 -$7.33	$227,061

Total				$1,206,752

The IONA Non-Executive Directors holding unexercised IONA Options will receive cash payments upon the consummation of the Scheme in the approximate amounts (before withholding for applicable taxes) indicated in the following table:

Name	Title	Number of IONA Options	IONA Option Exercise Price	Approximate IONA Option Settlement Amount
Kevin C. Melia	Chairman of the Board	247,250	$2.25 - $74.50	$84,990
Christopher J. Horn	Vice Chairman of the Board	27,200	$3.25 - $18.75	$4,470
Seán Baker	Non-Executive Director	77,700	$1.99 - $7.33	$116,952
James D. Maikranz	Non-Executive Director	66,000	$2.25 - $33.80	$28,830
Bruce J. Ryan	Non-Executive Director	33,000	$3.36 - $4.16	$2,070
Ivor Kenny	Non-Executive Director	101,334	$2.25 - $74.50	$38,190
Francesco Violante	Non-Executive Director	84,000	$2.25 - $43.15	$38,190

Total				$313,692

9.2	Change in Control Arrangements with Executive Officers and Non-Executive Directors of IONA

9.2.1	Executive Officers

Since 2003, IONA has had change in control agreements, which have been previously publicly disclosed, with all of its executive officers, under which, if a change in control of IONA (as defined in the applicable agreements) occurs, and the successor entity does not, as of the effective date of such change in control, (a) adopt and assume the IONA Share Option Schemes that are in effect immediately prior to such change in control or (b) substitute, on an equitable basis, such successor’s securities, having terms and conditions no less favourable to the executive officer than the terms and conditions of the then outstanding securities under the IONA Share Option Schemes, for the then outstanding IONA Shares, IONA Options, awards and purchase rights under the IONA Share Option Schemes, then all IONA Shares, unvested IONA Options, awards and purchase rights granted to each executive officer under any of the IONA Share Option Schemes prior to such change in control shall immediately become fully vested and exercisable as of the effective date of the change in control.

Furthermore, IONA’s change in control agreements provide the following benefits if (i) there is a change in control of IONA (which the Scheme, if it becomes effective, would constitute) and (ii) the executive officer’s employment is (A) involuntarily terminated by IONA (or any successor) without cause (as defined in the applicable agreements) within two years following a change in control or during the three month period immediately preceding the change in control or (B) voluntarily terminated by the executive officer for good reason (as defined in the applicable agreements) within two years following a change in control:

—

a lump sum severance payment equal to two times the sum of the executive’s base salary (using the highest base salary between the date immediately prior to the effective date of the change in control event and the termination date) and target annual bonus (using the highest target bonus amount that the executive was eligible to receive, assuming maximum performance, with respect to any one calendar year in the period beginning in the calendar year prior to the year in which the change in control occurs and ending in the calendar year in which the executive’s employment is terminated);

—	the continuation of health insurance benefits for the executive and his dependents for up to two years following such termination, subject to certain limitations; and

—

all of the executive’s equity awards, assuming maximum performance, shall immediately vest and remain exercisable, generally, for three months after the date of termination or until their expiration, whichever is earlier.

If the total payment to an executive officer would constitute an “excess parachute payment” within the meaning of Section 280G(b) of the Internal Revenue Code, and the executive officer would retain more of the total payment (after the payment of applicable tax liabilities imposed on the total payments) in the event that an upper limit amount is imposed, then the amount of the total payment will be reduced until the aggregate “present value” (as that term is defined in Section 280G(d)(4) of the Internal Revenue Code using the applicable federal rate in effect on the date of the executive officer’s change in control agreement) of the total payment is such that no part of the total payment would constitute an “excess parachute payment” within the meaning of Section 280G(b) of the Internal Revenue Code.

The table below shows the approximate cash severance and value of health insurance benefits that each executive officer of IONA would be entitled to, assuming the Acquisition is completed on 30 September 2008 and the executive officer’s employment is terminated as set out above:

Executive Officer	Title	Approximate Severance Amount(1)
Peter M. Zotto	Chief Executive Officer and Director	$1,424,000
Lawrence E. Alston, Jr.	Vice President and General Manager, Open Source	782,588
Scott R. Devens	Vice President of Worldwide Sales	918,588
Christopher M. Mirabile	Chief Financial Officer, General Counsel and Secretary	968,588
Eric A. Newcomer	Chief Technology Officer	632,624

Total		$4,726,388

(1)	The above cash severance amounts were calculated using the compensation information available as of 30 June 2008, which included 2008 base salary and 2008 target bonus amounts. These amounts do not reflect the reduction attributable to certain of the executive officers as a result of the “280G cut-back” described above.

9.2.2	Non-Executive Directors

Under IONA’s Non-Executive Directors Change in Control Plan, in the event of a change in control (as defined in the plan) of IONA (which the Scheme, if it becomes effective, would constitute), each IONA Non-Executive Director will receive the following (such amounts are subject to reduction in the event that they constitute an “excess parachute payment” within the meaning of Section 280G(b) of the Internal Revenue Code):

—

a lump sum payment equal to two times the maximum aggregate fees that such IONA Non-Executive Director is eligible to receive with respect to services rendered in his capacity as a member of the Board of IONA or any committee thereof either in the calendar year in which the change in control occurs or the calendar year prior thereto, whichever aggregate amount is higher; and

—	all of his equity awards, shall immediately become fully vested and exercisable on the date of the change in control.

If the total payment to a Non-Executive Director would constitute an “excess parachute payment” within the meaning of Section 280G(b) of the Internal Revenue Code, and the Non-Executive Director would retain more of the total payment (after the payment of applicable tax liabilities imposed on the total payments) in the event that an upper limit amount is imposed, then the amount of the total payment will be reduced until the aggregate “present value” (as that term is defined in Section 280G(d)(4) of the Internal Revenue Code using the applicable federal rate in effect on the date of the Non-Executive Director’s change in control agreement) of the total payment is such that no part of the total payment would constitute an “excess parachute payment” within the meaning of Section 280G(b) of the Internal Revenue Code.

The table below shows the approximate cash severance that each IONA Non-Executive Director would be entitled to, assuming the Acquisition is completed on 30 September 2008:

Non-Executive Director	Title	Approximate Severance Amount(1)
Kevin C. Melia	Chairman	$348,000
Seán Baker	Non-Executive Director	120,000
Christopher J. Horn	Non-Executive Director	180,000
Ivor Kenny	Non-Executive Director	132,000
James D. Maikranz	Non-Executive Director	180,000
Bruce J. Ryan	Non-Executive Director	156,000
Francesco Violante	Non-Executive Director	110,000

Total		$1,226,000

(1)	Represents a lump sum payment equal to two times the maximum aggregate fees a Non-Executive Director is eligible to receive with respect to services rendered in his capacity as an IONA Director or member of any committee thereof in the calendar year in which the change in control occurs.

9.3	Indemnification and Insurance with Executive Officers and Non-Executive Directors

Under IONA’s Articles of Association, IONA has included a provision that limits or eliminates the personal liability of the IONA Directors and officers. IONA maintains liability insurance which insures the IONA Directors and officers against certain losses and insures IONA with respect to its obligations to indemnify the IONA Directors and officers.

Under the terms of the Implementation Agreement, IONA’s executive officers and IONA Non-Executive Directors will be entitled to indemnification in specified circumstances. For more information related to indemnification and insurance, see paragraph 8.6 of Part I (Letter of Recommendation from the Board of IONA) of this document.

9.4	Certain Relationships and Related Transactions

In 2007, IONA was not a party to any transaction or series of similar transactions in which the amount involved exceeded $120,000 in which any director, executive officer, holder of 5 per cent. or more of any class of IONA capital stock, or any member of their immediate family had a direct or indirect material interest other than compensation agreements and other arrangements which are described in the section titled “Compensation Discussion & Analysis” in IONA’s proxy statement filed with the Securities and Exchange Commission on 29 April 2008, and payments made to K Capital Source Limited (“K Capital”) described below.

The Company engaged K Capital to provide capital market communication and advisory services in 2007 and paid K Capital $180,000 for such services. A son of Dr. Ivor Kenny, a member of the Board of IONA, was a principal of K Capital during part of 2007. Prior to 31 December 2007, Financial Dynamics Ireland Limited acquired K Capital. As a result, from and after 31 December 2007, Dr. Kenny’s son no longer has an equity interest in K Capital.

10.	TAXATION

Your attention is drawn to paragraphs 10 and 11 of Part VIII (Additional Information) of this document, headed “Irish Taxation” and “US Federal Income Tax Consequences,” respectively. If you are in any doubt as to your own tax position, or if you require more detailed information or if you are subject to taxation in any jurisdiction other than Ireland or the United States, you should consult an independent financial advisor immediately.

11.	SETTLEMENT, LISTING AND DEALINGS

If the Scheme is approved by the High Court, a request will be made to cancel the quotation of IONA ADRs on Nasdaq and to cancel the listing of the IONA Shares on the Official List and to cancel trading of the IONA Shares on the market of the Irish Stock Exchange. The last day of dealings in IONA ADRs on Nasdaq and IONA Shares on the Irish Stock Exchange will be the last Business Day before the Effective Time, and is expected to be on or about              September 2008.

No transfers of IONA Shares (other than transfers to any member or members of SPK Acquisitions Group) will be registered after the Scheme Record Time. At the Effective Time, share certificates in respect of IONA Shares will cease to be of value and should, if so requested by IONA or its agents, be sent to IONA for cancellation.

Subject to the Acquisition becoming effective, settlement of the Consideration to which any IONA Shareholder is entitled under the Acquisition will be effected within 14 days of the Effective Date in the following manner:

11.1	Consideration—IONA Shares in uncertificated form (“CREST”)

Where, at the Scheme Record Time, a Scheme Shareholder holds Scheme Shares in uncertificated form, the Consideration to which such Scheme Shareholder is entitled will, except in limited circumstances, be paid in US dollars by means of CREST by SPK Acquisitions procuring the creation of an assured payment obligation in favour of the relevant Scheme Shareholder’s payment bank in respect of the Consideration due, in accordance with the CREST assured payment arrangements. SPK Acquisitions reserves the right to settle all or any part of the Consideration referred to in this paragraph 11.1 for all or any accepting Scheme Shareholder(s) in the manner referred to in paragraph 11.2 below, if, for any reason, it wishes to do so.

11.2	Consideration—IONA Shares in certificated form

Where, at the Scheme Record Time, a Scheme Shareholder holds Scheme Shares in certificated form, settlement of any Consideration due will be despatched by ordinary prepaid post (or by such other manner as the Panel may approve). Such cash payments will be made in US dollars by cheque drawn on a branch of a State of New York clearing bank.

11.3	General

Except with the consent of the Panel, settlement of the Consideration to which any Scheme Shareholder is entitled under the Acquisition will be implemented in full in accordance with the terms of the Acquisition without regard to any lien, right of set-off, counterclaim or other analogous right.

IONA ADR holders and IONA Shareholders at the Scheme Record Time will receive their relevant proportion of the Consideration in US dollars. All payments will be rounded down to the nearest whole US cent and will be reduced by the amount of any applicable withholding taxes and ADR cancellation fees. The despatch of cheques to Certificated Holders entitled thereto and the payment through CREST to Uncertificated Holders entitled thereto shall take place promptly after the Effective Date.

SPK Acquisitions has confirmed that, except as provided for in the Scheme or otherwise with the consent of the Panel, any payment to which an IONA Shareholder is entitled to receive from SPK

Acquisitions will be implemented in full without regard to any lien, right of set-off, counter claim or other analogous right to which SPK Acquisitions may be, or claim to be, entitled against such IONA Shareholder.

All documents and remittances sent to IONA ADR holders or IONA Shareholders (or in accordance with their directions) will be despatched at their own risk.

IONA ADR holders should read paragraph 13 of this Part III (Explanatory Statement), which contains further important information which is relevant to them.

11.4	Certain Effects of the Scheme

If the Scheme becomes effective, IONA will, indirectly, become a wholly owned subsidiary of Progress and IONA Shareholders will not have an opportunity to continue their equity interest in IONA as an ongoing corporation and, therefore, will not have the opportunity to share in its future earnings, dividends or growth, if any.

12.	OVERSEAS SHAREHOLDERS

As regards Overseas Shareholders, the Acquisition may be affected by the laws of the relevant jurisdictions. Such Overseas Shareholders should inform themselves about and observe any applicable legal requirements. It is the responsibility of Overseas Shareholders to satisfy themselves as to the full observance of the laws of the relevant jurisdiction in connection therewith, including the obtaining of any governmental, exchange control or other consents which may be required, or the compliance with other necessary formalities which are required to be observed and the payment of any issue, transfer or other taxes due in such jurisdiction.

This document has been prepared for the purposes of complying with the laws of Ireland and the United States and the Takeover Rules and the rules of the Securities Exchange Commission, respectively (to the extent applicable), and the information disclosed may be different from that which would have been disclosed if this document had been prepared in accordance with the laws of the jurisdictions outside Ireland and the United States.

Overseas Shareholders are encouraged to consult their local tax advisor.

13.	TREATMENT OF IONA ADRs

Each IONA ADR evidences one IONA ADS, which represents one IONA Share. Deutsche Bank Trust Company, as Depositary, holds the IONA Shares underlying the IONA ADSs. Accordingly, the Depositary, as an IONA Shareholder, will, be entitled to $4.05 for every IONA Share held by it at the Scheme Record Time.

As soon as practicable after the Effective Date, the Depositary will arrange that there will be distributed directly to IONA ADR holders the Consideration that they are entitled to in the proportion of $4.05 for every one IONA ADR held by IONA ADR holders at the Scheme Record Time. IONA ADR holders will receive their relevant proportion of the Consideration (less any withholding taxes or ADR cancellation fees) in US dollars. All payments will be rounded down to the nearest whole US cent. IONA ADR holders, who hold their IONA ADRs in certificated form, will need to surrender their certificates to the Depositary prior to receiving their proportion of the Consideration. If you are required to return your IONA ADR certificates, you will be notified. Cheques will be despatched to IONA ADR holders promptly after the Effective Date.

All cheques shall be sent to IONA ADR holders at their own risk and will be sent by post either to the holder’s address as set out on the register of IONA ADR holders at the Scheme Record Time or to such other address of the holder as is notified as a change in writing by IONA ADR holders to the Depositary prior to the Effective Date and in the case of joint holders, to the holder whose name stands first in such register in respect of the joint holdings concerned. All cheques shall be sent to IONA Shareholders at their own risk and will be sent by post either to the IONA Shareholder’s address as set out on IONA’s Register of Members at the Scheme Record Time or to such other address of the IONA Shareholder as is notified as a change in writing by IONA Shareholders to the Registrar prior to the Effective Date and in the case of joint holders, to the holder whose name stands first in such register in respect of the joint holding concerned.

It should be noted that holders of IONA ADRs will not be entitled to attend the Meetings or to be represented at the Court Hearing. The Depositary will vote in accordance with the instructions it receives from IONA ADR holders. Details of how IONA ADR holders can instruct the Depositary to vote are contained in the enclosed ADR Voting Instruction Card. It is important that, for the Court Meeting in particular, as many votes as possible are cast so that the High Court may be satisfied that there is a fair representation of IONA Shareholder opinion. You are, therefore, strongly urged to sign and return the ADR Voting Instruction Card to the Depositary as soon as possible to ensure that the Depositary represents your IONA ADRs at the Meetings.

Holders of IONA ADRs who wish to attend the Court Meeting and/or the EGM or to be present at the Court Hearing should take steps to present their IONA ADRs to the Depositary, for cancellation and delivery of IONA Shares so as to become holders of record of IONA Shares prior to the relevant Voting Record Time for the Court Meeting or the EGM or prior to the Court Hearing, as the case may be. The date for the Court Meeting and the EGM is              2008. If IONA ADR holders wish to attend the Court Meeting and/or the EGM, they must present their IONA ADRs to the Depositary for cancellation as early as possible, although regardless of the time of such presentation, no guarantee can be given by the Depositary that it will be able to procure that the relevant IONA ADR holders becomes a holder of record of IONA Shares in time for the relevant Meetings. The expected date of the Court Hearing is              2008.

14.	ACTION TO BE TAKEN

Your attention is drawn to the summary of the action to be taken on page 26 of this document.

15.	FURTHER INFORMATION

Your attention is drawn to the conditions and further terms of the Acquisition set out in the remaining parts of this document, all of which form part of this document.

Yours faithfully,

Drago Rajkovic

Managing Director

for and on behalf of

Lehman Brothers

PART IV – THE SCHEME OF ARRANGEMENT

2008 No. [            ] Cos

2008 No. [            ] Com

THE HIGH COURT

IN THE MATTER OF IONA TECHNOLOGIES PLC

AND IN THE MATTER OF THE COMPANIES ACTS 1963 TO 2006

SCHEME OF ARRANGEMENT

(UNDER SECTION 201 OF THE COMPANIES ACT 1963)

BETWEEN

IONA TECHNOLOGIES PLC

AND

THE HOLDERS OF THE SCHEME SHARES

(AS HEREINAFTER DEFINED)

PRELIMINARY

(A)	In this Scheme, unless inconsistent with the subject or context, the following expressions bear the following meanings:

the “Act”, the Companies Act 1963 of Ireland, as amended;

“associate”, shall have the meaning ascribed to that term in Rule 2.2 of Part A of the Takeover Rules;

“Business Day”, any day other than a Saturday or a Sunday, on which commercial banks are not required or authorised to close in New York City, and on which clearing banks are open for business in Dublin;

“Cancellation Record Time”, 10.00 p.m. (Irish Standard Time) on the day before the High Court hearing to sanction the Scheme;

“Cancellation Shares”,

(i)	the IONA Shares in issue at the date of the Circular;

(ii)	any IONA Shares issued after the date of the Circular and before the Voting Record Time; and

(iii)	any IONA Shares issued at or after the Voting Record Time and before the Cancellation Record Time on terms that the Holder thereof shall be bound by the Scheme, or in respect of which the original or any subsequent Holder thereof agrees in writing to be bound by the Scheme;

but excluding the Transfer Shares, the Designated Shares, and the Progress-held Shares;

“certificated” or “in certificated form”, where a share or other security is not in uncertificated form (that is, not in CREST);

“Circular”, the document dated              2008 sent by the Company to IONA Shareholders (and for information only, to IONA Optionholders) of which this Scheme forms part;

“Company” or “IONA”, IONA Technologies PLC incorporated in Ireland with registered number 171387;

“Consideration”, the consideration of $4.05 per IONA Share payable in cash to IONA Shareholders for each Cancellation Share cancelled or Transfer Share transferred pursuant to the Scheme;

“Court Meeting”, the meeting or meetings of the Scheme Shareholders (and any adjournment thereof) convened by order of the High Court pursuant to Section 201 of the Act to consider and, if thought fit, approve the Scheme (with or without amendment);

“Court Order”, the order or orders of the High Court sanctioning the Scheme under Section 201 of the Act and confirming the reduction of share capital which forms part of it under Sections 72 and 74 of the Act;

“CREST”, a relevant system (as defined in the CREST Regulations) in respect of which CRESTCo is the Operator (as defined in the CREST Regulations);

“CRESTCo”, CRESTCo Limited;

“CREST Regulations”, the Companies Act 1990 (Uncertificated Securities) Regulations 1996 (S.I. No 68 of 1996) and the Companies Act 1990 (Uncertificated Securities) (Amendment) Regulations 2005 (S.I. No 63 of 2005), as from time to time amended;

“Designated Shares”, means the six IONA Shares to be held by nominees appointed by SPK Acquisitions on behalf of SPK Acquisitions, in each case from a date prior to the date on which the Court Meetings are held;

“Effective Date”, the date on which this Scheme becomes effective in accordance with its terms;

“Extraordinary General Meeting” or “EGM”, the extraordinary general meeting of the IONA Shareholders to be convened in connection with the Scheme, expected to be held as soon as the preceding Court Meeting shall have been concluded or adjourned (and any adjournment thereof);

“Forms of Proxy”, the PINK Form of Proxy for the Court Meeting, and the BLUE Form of Proxy for the EGM, as the context may require;

“High Court”, the High Court of Ireland;

“Holder”, in relation to any IONA Share, the Member whose name is entered in the Register of Members as the holder of the share and “Joint Holders” shall mean the Members whose names are entered in the Register of Members as the joint holders of the share, and includes any person(s) entitled by transmission;

“IONA Options”, options to subscribe for IONA Shares under the IONA Share Option Schemes;

“IONA Optionholders”, the holders of IONA Options;

“IONA Share Option Schemes”, IONA Technologies PLC 2006 Share Incentive Plan, as amended, Netfish Technologies, Inc. 1999 Stock Option Plan, as amended, IONA Technologies PLC 1997 Director Share Option Scheme, as amended, IONA Technologies PLC 1997 Share Option Scheme, as amended and Genesis Development Corporation 1997 Stock Option Plan, as amended;

“IONA Shareholders” or “Shareholders”, holders of IONA Shares;

“IONA Share” or “IONA Shares”, ordinary shares of €0.0025 each in the share capital of IONA;

“Irish Standard Time”, Irish standard time, as set out in the Standard Time (Amendment) Act 1971 and the Summer Time Act 1925;

“Members”, members of the Company on its Register of Members at any relevant date;

“New IONA Shares”, the ordinary shares of €0.0025 each in the capital of IONA to be issued credited as fully paid up to SPK Acquisitions and/or its nominees pursuant to the Scheme;

“Progress”, Progress Software Corporation;

“Progress-held Shares”, IONA Shares held by or on behalf of Progress or any subsidiary undertaking of Progress or beneficially held by any associate of Progress;

“Reduction of Capital”, the reduction of the share capital of IONA by the cancellation of the Cancellation Shares to be effected as part of the Scheme as referred to in Clause 1.1 of this Scheme;

“Register of Members”, the register of members maintained by the Company pursuant to the Act;

“Registrar”, the Registrar of Companies in Dublin, Ireland;

“Restricted Jurisdiction”, any jurisdiction in relation to which the Company or SPK Acquisitions (as the case may be) is advised that the release, publication or distribution of the Circular or the related Forms of Proxy, would or might infringe the laws of that jurisdiction or would or might require compliance with any governmental or other consent or any registration, filing or other formality that the Company or SPK Acquisitions (as the case may be) is unable to comply with or regards as unduly onerous to comply with;

“Restricted Overseas Shareholder”, a Shareholder (including an individual, partnership, unincorporated syndicate, limited liability company, unincorporated organisation, trust, trustee, executor, administrator or other legal representative) in, or resident in, or any Shareholder whom SPK Acquisitions believes to be in, or resident in, a Restricted Jurisdiction;

“Scheme” or “Scheme of Arrangement”, the proposed scheme of arrangement under Section 201 of the Act and the capital reduction under Sections 72 and 74 of the Act with or subject to any modifications, additions or conditions approved or imposed by the High Court and agreed by SPK Acquisitions and IONA;

“Scheme Record Time”, 10.00 p.m. (Irish Standard Time) on the last Business Day before the Effective Date;

“Scheme Shares”, the Cancellation Shares and the Transfer Shares;

“Scheme Shareholder”, a Holder of Scheme Shares;

“SPK Acquisitions”, SPK Acquisitions Limited, a private limited company incorporated in Ireland with registered number 453119;

“Transfer Shares”, IONA Shares issued at or after the Cancellation Record Time and at or before the Scheme Record Time excluding, for the avoidance of doubt, the Designated Shares and any Progress-held Shares;

“uncertificated” or “in uncertificated form”, recorded on the relevant register of the share or security concerned as being held in uncertificated form in CREST and title to which may be transferred by means of CREST;

“US” or “United States”, the United States of America, its territories and possessions, any state of the United States of America and the District of Columbia and any other territory subject to its jurisdiction;

“$”, United States dollars;

“Voting Record Time”, 6.00 p.m. (Irish Standard Time) on the day which is two days before the date of the Court Meeting or, if the Court Meeting is adjourned, 48 hours before the time set for any such adjourned meeting;

and references to Clauses are to Clauses of this Scheme.

(B)	The authorised share capital of the Company at the date of this Scheme is €628,125 divided into 150,000,000 IONA Shares and 101,250,000 redeemable preference shares of €0.0025 each. As at the date hereof, 36,558,153 IONA Shares in the share capital of IONA (excluding treasury shares) have been issued and are credited as fully paid and the remainder are unissued.

(C)	As at the close of business on 2008, Progress Software Corporation, a Delaware corporation which is a wholly-owned subsidiary of Progress, owned 362,000 IONA Shares and SPK Acquisitions did not own any IONA Shares.

(D)	SPK Acquisitions has agreed to appear by counsel on the hearing of the petition to sanction this Scheme and to submit thereto. SPK Acquisitions undertakes to the High Court to be bound by and to execute and do and procure to be executed and done all such documents, acts and things as may be necessary or desirable to be executed or done by it for the purpose of giving effect to this Scheme.

THE SCHEME

1.	Cancellation of the Cancellation Shares

1.1	Pursuant to sections 72 and 201 of the Act and Article 47 of the Articles of Association of the Company, the issued share capital of the Company shall be reduced by cancelling and extinguishing all of the Cancellation Shares without thereby reducing the authorised share capital of the Company.

1.2	Forthwith and contingently upon the Reduction of Capital referred to in Clause 1.1 taking effect:

1.2.1	the issued share capital of IONA shall be increased to its former amount by the allotment of such number of New IONA Shares in the capital of IONA as shall be equal to the number of Cancellation Shares, with each such New IONA Share having the same rights as the Cancellation Shares so cancelled; and

1.2.2	the reserve arising in the books of account of IONA as a result of the said Reduction of Capital shall be capitalised and applied in paying up in full at par the New IONA Shares allotted pursuant to Clause 1.2.1, which shall be allotted and issued credited as fully paid to SPK Acquisitions and/or its nominee(s) (to hold on bare trust for SPK Acquisitions).

1.3	Such New IONA Shares shall be allotted and issued to SPK Acquisitions and/or its nominee(s) (to hold on bare trust for SPK Acquisitions) credited as fully paid and free from all liens, charges, encumbrances, rights of pre-emption and any other third party rights of any nature whatsoever.

2.	Consideration for the Cancellation Shares, the Transfer Shares and the allotment of the New IONA Shares

2.1	In consideration for the cancellation of the Cancellation Shares pursuant to Clause 1.1, the transfer of the Transfer Shares pursuant to Clause 3 and the allotment and issue of the New IONA Shares as provided in Clause 1.2, SPK Acquisitions shall pay the Consideration to each Holder appearing in the Register of Members at the Scheme Record Time as the Holder of Scheme Shares in accordance with the provisions of Clause 4 below.

2.2	Neither SPK Acquisitions nor the Company shall be liable to any Scheme Shareholder for any cash payment, dividends or distributions with respect to Scheme Shares delivered to a public official in compliance with any abandoned property, escheat or law permitting attachment of money or property or similar law.

3.	Acquisition of Transfer Shares

Contingently upon and immediately following the cancellation of the Cancellation Shares becoming effective in accordance with the terms of this Scheme, the allotment of the New IONA Shares referred to in Clause 1.2.1 of this Scheme and the registration of such New IONA Shares in the name of SPK Acquisitions and/or its nominee(s) (to hold on bare trust for SPK Acquisitions), SPK Acquisitions shall shall automatically, and without any further action required, acquire the Transfer Shares (including the legal and beneficial interest therein) of each Holder appearing in the Register of Members at the Scheme Record Time as the Holder of Transfer Shares fully paid, free from all liens, equities, charges, encumbrances and other interests and together with all and any rights at the date of this Scheme or thereafter attached thereto including voting rights and the right to receive and retain in full all dividends and other distributions declared, paid or made thereon, on the Effective Date.

4.	Settlement of Consideration

4.1	Not later than 14 days after the Effective Date, SPK Acquisitions shall

4.1.1	in the case of Scheme Shares which at the Scheme Record Time are in certificated form, deliver or procure the delivery to the persons entitled thereto, or as they may direct, cheques for the Consideration payable to them in accordance with Clause 2.1 of this Scheme or payment otherwise in accordance with any dividend mandate in place pursuant to Clause 4.4 of this Scheme; or

4.1.2	in the case of Scheme Shares which at the Scheme Record Time are in uncertificated form, ensure that an assured payment obligation in respect of the Consideration payable to the persons entitled thereto is created in accordance with the CREST assured payment arrangements, provided that SPK Acquisitions reserves the right to make payment of the said sums by cheque or in accordance with a any dividend mandate in place as aforesaid if, for any reason, it wishes to do so.

All payments shall be made in US dollars ($).

4.2

All deliveries of cheques required to be made pursuant to this Scheme shall be effected by sending the same through the post in prepaid envelopes addressed to the persons entitled thereto at their respective registered addresses as appearing in the Register of Members at the Scheme Record Time (or, in the case of Joint Holders, at the registered address as appearing in the said register at such time of that one of the Joint Holders whose name then stands first in the said register in respect of such joint holding) or in accordance with any special instructions regarding communications, and neither the Company nor SPK

Acquisitions shall be responsible for any loss or delay in the transmission of any cheques, sent in accordance with this Clause, which shall be sent at the risk of the persons entitled thereto.

4.3	All cheques shall be made payable to the Holder or, in the case of Joint Holders, to the first named Holder of the Scheme Shares concerned and the encashment of any such cheque shall be a complete discharge to the Company and SPK Acquisitions for the moneys represented thereby.

4.4	Each mandate in force on the Effective Date relating to the payment of dividends or other distributions on any Scheme Shares and other instructions given to the Company by holders of Scheme Shares shall, unless notice of revocation of such instructions is received by Computershare Investor Services (Ireland) Limited prior to the Scheme Record Time, be deemed to be an effective mandate or instruction to SPK Acquisitions to pay and despatch the consideration payable under Clause 2 in accordance with such mandate.

5.	Overseas Shareholders

5.1	The provisions of Clauses 2, 3 and 4 shall be subject to any prohibition or condition imposed by law.

5.2	Notwithstanding the provisions of Clause 5.1, SPK Acquisitions retains the right to permit the release, publication or distribution of the Circular or the Forms of Proxy to any Restricted Overseas Shareholder who satisfies SPK Acquisitions (in its sole discretion) that doing so will not infringe the laws of the relevant Restricted Jurisdiction or require compliance with any governmental or other consent or any registration, filing or other formality that SPK Acquisitions is unable to comply with or regards as unduly onerous to comply with.

6.	Certificates and CREST entitlements for Scheme Shares

With effect from the Effective Date:

6.1	all certificates representing Scheme Shares shall cease to have effect as documents of title to the shares comprised therein and every Holder thereof shall be bound at the request of the Company to deliver up such certificate(s) to the Company or as it may direct; and

6.2	except for the assured payment obligations required to be made under Clause 4.1.2, CRESTCo shall be instructed to disable the entitlements to Scheme Shares of Scheme Shareholders in uncertificated form.

7.	The Effective Date

7.1	This Scheme shall become effective as soon as an office copy of the Court Order and a copy of the minute required by Section 75 of the Act shall have been duly delivered by the Company to the Registrar of Companies for registration and registered by him, all of which deliveries shall be subject to Clause 7.3.

7.2	Unless this Scheme shall have become effective on or before 15 December 2008, or such later date, if any, as the Company and SPK Acquisitions may agree and (if required) the High Court may allow, it shall not proceed and all undertakings given to the Court in respect of the Scheme shall be deemed to have lapsed with immediate effect.

7.3	The Company and SPK Acquisitions have agreed that in certain circumstances the necessary actions to seek sanction of this Scheme may not be taken.

8.	Modification

The Company and SPK Acquisitions may jointly consent on behalf of all persons concerned to any modification of or addition to this Scheme or any condition that the High Court may approve or impose.

9.	Costs

The Company is authorised and permitted to pay all the costs and expenses relating to the negotiation, preparation, approval and implementation of this Scheme.

10.	Governing Law

The Scheme shall be governed by, and construed in accordance with the laws of Ireland and IONA and the Scheme Shareholders hereby agree that the High Court shall have exclusive jurisdiction to hear and determine any suit, action or proceeding or to settle any dispute which may arise in relation thereto.

Dated:                      2008

PART V – CONDITIONS TO AND FURTHER TERMS OF

THE ACQUISITION AND THE SCHEME

The Acquisition and the Scheme comply with the Takeover Rules and, where relevant, the Securities Act, the Exchange Act, the respective rules and regulations of Nasdaq, the Securities and Exchange Commission and the Irish Stock Exchange and are subject to the terms and conditions set out in the Rule 2.5 Announcement and in this document. The Acquisition and the Scheme are governed by laws of Ireland and subject to the exclusive jurisdiction of the courts of Ireland, which exclusivity shall not limit the right to seek provisional or protective relief in the courts of another state during or after any substantive proceedings have been instituted in Ireland, nor shall it limit the right to bring enforcement proceedings in another state on foot of an Irish judgment.

1.	The Acquisition will be conditional upon the Scheme becoming effective and unconditional by not later than 15 December 2008 (or such later date as SPK Acquisitions and IONA may, with (if required) the consent of the Panel, agree and (if required) the High Court may allow). The Scheme will be conditional upon:

(i)	the approval of the Scheme by a majority in number of the IONA Shareholders representing three-fourths (75 per cent.) or more in value of the IONA Shares held by such holders, present and voting either in person or by proxy, at the Court Meeting (or at any adjournment of such meeting);

(ii)	such resolution(s) required to approve or implement the Scheme and set out in the notice convening the Extraordinary General Meeting being duly passed by the requisite majority at the Extraordinary General Meeting (or at any adjournment of such meeting);

(iii)	the sanction by the High Court (with or without modification) of the Scheme pursuant to Section 201 of the Act and the confirmation of the reduction of capital involved therein by the High Court; and

(iv)	office copies of the Court Order and the minute required by Section 75 of the Act in respect of the reduction (referred to in paragraph 1(iii)), being delivered for registration to the Registrar of Companies and registration of the Court Order and minute confirming the reduction of capital involved in the Scheme by the Registrar of Companies.

2.	IONA and SPK Acquisitions have agreed that, subject to paragraph 3 of this Part V (Conditions to and Further Terms of the Acquisition and the Scheme), the Acquisition will also be conditional upon the following matters having been satisfied or waived on or before the sanction of the Scheme by the High Court pursuant to Section 201 of the Act:

(a)	all filings having been made and all or any applicable waiting periods (including any extensions thereof) under the HSR Act shall have terminated, lapsed or expired, as appropriate, in each case in connection with the Acquisition;

(b)	no Irish, United States or foreign, federal, state or local governmental commission, board, body, bureau, or other regulatory authority or agency, including courts and other judicial bodies, any competition, anti-trust or supervisory body or other governmental, trade or regulatory agency or body, securities exchange or any self-regulatory body or authority, including any instrumentality or entity designed to act for or on behalf of any of the foregoing, in each case, in any jurisdiction (each a “Governmental Authority”) having instituted or implemented any action, proceeding, investigation, enquiry, reference or suit or having made, enforced, enacted, issued or deemed applicable to the Acquisition any statute, regulation or order or having withheld any consent which would or would reasonably be expected to:

(i)	make the Acquisition or its implementation, or the acquisition or proposed acquisition by SPK Acquisitions of any shares in, or control of, IONA, or any of the assets of IONA,

void, illegal or unenforceable under the laws of any jurisdiction or otherwise, directly or indirectly, restrain, revoke, prohibit, restrict or materially delay the same or impose additional or different conditions or obligations with respect thereto;

(ii)	result in a material delay in the ability of SPK Acquisitions, or render SPK Acquisitions unable, to acquire some or all of the IONA Shares or result in or effect any divestiture of, or requirement to hold separate (including by establishing a trust or otherwise), or agree to restrict its ownership or operation of, any business or assets of IONA or Progress, or to enter into any settlement or consent decree, or agree to any undertaking, with respect to any business or assets of IONA or Progress;

(iii)	impose any limitation on or result in a material delay in the ability of SPK Acquisitions to acquire, or to hold or to exercise effectively, directly or indirectly, all or any rights of ownership of shares, IONA Shares, (or the equivalent) in, or to exercise voting or management control over, IONA or any subsidiary or subsidiary undertaking of IONA or on the ability of any member of the Wider IONA Group to hold or exercise effectively, directly or indirectly, rights of ownership of shares (or the equivalent) in, or to exercise rights of voting or management control over, any member of the Wider IONA Group;

(iv)	require any member of the SPK Acquisitions Group or any member of the Wider IONA Group to acquire or offer to acquire any shares or other securities (or the equivalent) in, or any interest in any asset owned by, any member of the Wider IONA Group owned by any third party;

(v)	except where the consequences thereof would not be material (in value terms or otherwise) in the context of the Wider IONA Group taken as a whole, impose any limitation on the ability of any member of the IONA Group to integrate or co-ordinate its business, or any part of it, with the businesses of any member of the Wider IONA Group;

(vi)	result in any member of the Wider IONA Group ceasing to be able to carry on business in any jurisdiction in which it currently does;

(vii)	except where the consequences thereof would not be material (in value terms or otherwise) in the context of the Wider IONA Group taken as a whole, cause any member of the Wider IONA Group to cease to be entitled to any authorization, order, recognition, grant, consent, clearance, confirmation, licence, permission or approval used by it in the carrying on of its business in any jurisdiction; or

(viii)	except where the consequences thereof would not be material (in value terms or otherwise) in the context of the Wider IONA Group taken as a whole, otherwise adversely affect the business, profits, assets, liabilities, financial or commercial position of any member of the Wider IONA Group;

for the purposes of this Part V (Conditions to and Further Terms of the Acquisition and the Scheme), the effects referred to in the foregoing paragraphs (i) through (viii) are referred to as a “Restraint.”

(c)

having obtained (i) other than under the HSR Act, the sole conditions in respect of which are set out in (a) and (b) above, from any Governmental Authority any Clearances required to be obtained or made by the Wider IONA Group or SPK Acquisitions in connection with the Acquisition (except, in each case, for any Clearance or additional instrument that does not impose a Restraint on IONA or SPK Acquisitions), and (ii) any third party Clearances required to be obtained to consummate the Acquisition (except where the consequence thereof would not be material (in value terms or otherwise) in the context of the Wider IONA Group taken as a whole), it being understood that neither IONA nor SPK Acquisitions shall be required to make any material payments, other than filing or other fees payable to a Governmental Authority for seeking the relevant Clearance, all such Clearances remaining in full force and effect, there being no notified intention to revoke or vary or not to renew the same at the time at which the Acquisition becomes otherwise unconditional;

(d)	(other than under the HSR Act) all applicable waiting periods and any other time periods during which any Governmental Authority could, in respect of the Acquisition or the acquisition or proposed acquisition of any shares or other securities (or the equivalent) in, or control of, IONA or any member of the Wider IONA Group by SPK Acquisitions, institute or implement any legal action, proceeding or suit under the laws of any jurisdiction which would be reasonably expected to have a material adverse effect (in value terms or otherwise) in the context of the Wider IONA Group taken as a whole), having expired, lapsed or been terminated;

(e)	except as disclosed, to the knowledge and belief of the directors of IONA (which knowledge shall be tested as of the time at which this condition is measured), none of the (i) products (excluding products supplied to any member of the Wider IONA Group by a third party) previously or currently sold by any member of the Wider IONA Group or (ii) business or activities previously or currently conducted by any member of the Wider IONA Group infringes or constitutes a misappropriation of, any Intellectual Property of any third party, in each case that is material (in value terms or otherwise) in the context of the Wider IONA Group taken as a whole, and no member of the Wider IONA Group has received in writing any complaint, claim or notice alleging any infringement or misappropriation by any member of the Wider IONA Group of any Intellectual Property of any third party;

(f)	except as disclosed, there being no provision of any arrangement, agreement, licence, permit, franchise, facility, lease or other instrument to which any member of the Wider IONA Group is a party or by or to which any such member or any of its respective assets may be bound, entitled or be subject and which, in consequence of the Acquisition or the acquisition or proposed acquisition by SPK Acquisitions of any shares or other securities (or the equivalent) in or control of IONA or any member of the IONA Group or because of a change in control or management of IONA or otherwise, would or would be reasonably expected to result (except where, in any of the following cases, the consequences thereof would not be material (in value terms or otherwise) in the context of the Wider IONA Group taken as whole) in:

(i)	any monies borrowed by, or any indebtedness or liability (actual or contingent) of, or any grant available to any member of the Wider IONA Group becoming, or becoming capable of being declared, repayable immediately or prior to their or its stated maturity;

(ii)	the creation or enforcement of any mortgage, charge or other security interest wherever existing or having arisen over the whole or any part of the business, property or assets of any member of the Wider IONA Group or any such mortgage, charge or other security interest becoming enforceable;

(iii)	any such arrangement, agreement, licence, permit, franchise, facility, lease or other instrument or the rights, liabilities, obligations or interests of any member of the Wider IONA Group thereunder, or the business of any such members with, any person, firm or body (or any arrangement or arrangements relating to any such interest or business) being terminated or adversely modified or any adverse action being taken or any obligation or liability arising thereunder;

(iv)	any assets or interests of, or any asset the use of which is enjoyed by, any member of the Wider IONA Group being or falling to be disposed of or charged, or ceasing to be available to any member of the Wider IONA Group or any right arising under which any such asset or interest would be required to be disposed of or charged or would cease to be available to any member of the Wider IONA Group otherwise than in the ordinary course of business;

(v)	any member of the Wider IONA Group ceasing to be able to carry on business, being prohibited from carrying on business or being subject to a restriction imposing a non-compete, exclusivity or similar restrictive covenant on the Wider IONA Group, in each case, in any jurisdiction;

(vi)	the value of, or financial or commercial position of any member of the Wider IONA Group being prejudiced or adversely affected; or

(vii)	the creation of any liability or liabilities (actual or contingent) by any member of the Wider IONA Group;

unless, if any such provision exists, such provision shall have been waived, modified or amended on terms satisfactory to SPK Acquisitions;

(g)	save as disclosed and/or save as publicly disclosed by IONA by the delivery of filings to the Securities and Exchange Commission or by the delivery of an announcement to Nasdaq and/or the Irish Stock Exchange at any time up to 25 June 2008 (being the date of the Rule 2.5 Announcement), the Wider IONA Group conducting its business in the ordinary course consistent with past practice in all material respects and in compliance in all material respects with all applicable laws and regulations and using reasonable endeavours to preserve substantially intact its business organisation and goodwill and keeping available the services of its executive officers and key employees and preserving the relationships with those Persons having business dealings with the Wider IONA Group, and no member of the Wider IONA Group agreeing to take any of the following actions (except as expressly required by the Implementation Agreement or by the Scheme, or to the extent SPK Acquisitions shall consent in writing or to an extent which would not be material (in value terms or otherwise) in the context of the Wider IONA Group taken as a whole:

(i)	amend its memorandum and articles of association or its equivalent organisational documents;

(ii)	(A) except pursuant to the exercise of the IONA Options granted prior to the date of the Implementation Agreement and listed in the Option Report (as defined in the Implementation Agreement) and the exercise of options granted under the IONA Share Purchase Plan prior to the date of the Implementation Agreement, issue or agree to issue any shares, or any rights or securities convertible or exchangeable into, or grant the right to call for the issue of, any shares, effect any share split, share combination, reverse share split, share dividend, recapitalisation, alter the rights attaching to any shares, or effect any reduction, repayment or cancellation of share capital or share premium or capitalise any reserves or redeem or buy-back any shares or other similar transaction, and (B) grant, confer or award any option, right, warrant, deferred stock unit, conversion right or other right not existing on the date of the Implementation Agreement to acquire any of its shares (whether or not pursuant to the IONA Share Option Schemes or the IONA Share Purchase Plan);

(iii)	except to the extent permitted by Section 4.2 of the Implementation Agreement and except to the extent required under existing plans, agreements or arrangements specified in Section 4.1(c) of the Implementation Agreement (A) increase any compensation or enter into or amend any employment or severance agreement except as permitted by Section 4.1(c)(iv) or Section 4.1(c)(v) of the Implementation Agreement, (B) grant any bonuses, (C) adopt any new employee benefit plan (including any stock option, stock benefit or stock purchase plan) or pension scheme or amend any existing employee benefit plan or pension scheme (including, without prejudice to the generality of the foregoing, changing the entitlements to benefits under a pension scheme, or the benefits that accrue under a pension scheme, or the amounts payable thereunder, or the basis of calculation of such amounts, or the basis on which any pension scheme is funded), except for changes which are less favourable to participants in such plans or are required to implement the Scheme, (D) commence or terminate the employment of any employee or proposed employee whose annual remuneration exceeds $100,000, (E) increase the base salary of any executive officer or member of the IONA Senior Management Team, (F) increase the base salary of any employee (other than an executive officer or a member of the IONA Senior Management Team) by more than five per cent. of such individual’s base salary and provided that such increase is made in the ordinary course of employee reviews and compensation adjustments as heretofore conducted, or (G) enter into or amend or otherwise modify any agreement or arrangement with Persons that are Affiliates or are officers or directors of IONA;

(iv)	(A) declare, set aside or pay any dividend or make any other distribution or payment (whether in cash, stock or other property) with respect to any IONA Shares or allow any of IONA’s subsidiaries to pay or make any such dividend, distribution or payment (other than dividends or distributions from a wholly owned IONA Subsidiary to another IONA Subsidiary or to IONA), or (B) directly or indirectly redeem, purchase or otherwise acquire any of IONA’s Shares or any equity interest of any of IONA Subsidiaries, other than in connection with (1) the acquisition of IONA Shares from holders of IONA Share Options in full or partial payment of the exercise price payable by such holders upon exercise of IONA Options outstanding as of the date of the Implementation Agreement, and (2) tax withholdings upon the exercise of IONA Options;

(v)	merge with, enter into a consolidation with, enter into a scheme of arrangement with or acquire an interest of 10 per cent. or more in any Person or acquire a substantial portion of the assets or business of any Person or any division or line of business thereof, or otherwise acquire any assets other than in the ordinary course of business consistent with past practice, or enter into any agreement or arrangement for any of the above;

(vi)	other than in the ordinary course of business consistent with past practice, sell, lease, license, pledge, transfer, or otherwise dispose of or encumber any properties or assets of IONA or of any of its subsidiaries (including any accounts, leases, contracts or intellectual property or any assets or the stock of any of its subsidiaries);

(vii)	(A) enter into any material joint venture or profit sharing agreement, (B) license any material intellectual property rights from any third party which obligates the IONA Group to make payments in excess of $50,000 during its fiscal year or that cannot be terminated at will by the IONA Group within three years of the date of the Implementation Agreement without payment or penalty, or (C) enter into any agreement the effect of which would be to impose non-compete, exclusivity or similar restrictive covenants on IONA or any of its subsidiaries or which would, following the Effective Date of the Scheme, bind SPK Acquisitions or any of its subsidiaries (other than IONA and its subsidiaries);

(viii)	(A) create, incur or suffer to exist any indebtedness for borrowed money except other than (1) such indebtedness which existed as of 31 March 2008 as reflected on the balance sheet included in IONA’s Quarterly Report on Form 10-Q for the quarterly period ended 31 March 2008 filed with the Securities and Exchange Commission, or (2) any indebtedness owed to IONA by any of its direct or indirect wholly owned subsidiaries, (B) guarantee indebtedness of another Person, or (C) issue, sell or amend any debt securities or warrants or other rights to acquire any debt securities of IONA or any of its subsidiaries, or guarantee any debt securities of another Person;

(ix)	make any change to its methods, principles or practices of accounting currently in effect, except (A) as required by generally accepted accounting principles, (B) as required by a Governmental Authority or quasi-Governmental Authority (including the Financial Accounting Standards Board or any similar organisation), or (C) as required by a change in applicable law;

(x)	make or change any tax election, settle or compromise any tax claim or amend any tax return;

(xi)	open or expand any facility or office;

(xii)	settle or compromise any litigation or other disputes (whether or not commenced prior to the date of the Implementation Agreement) other than settlements or compromises for litigation or other disputes where the settlement imposes no material (in this context, material shall mean material to either IONA or SPK Acquisitions) obligation other than the payment of cash and the amount paid in settlement or compromise does not exceed $250,000 in the aggregate for all such settlements or compromises, excluding any amounts that may be paid under existing insurance policies;

(xiii)	authorise, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation or dissolution of IONA or any of its subsidiaries;

(xiv)	other than in accordance with the capital expenditure budget specified in Section 4.1(n) of the Implementation Agreement, incur any capital expenditure in excess of $100,000 individually or $200,000 in the aggregate;

(xv)	other than in the ordinary course of business, modify, amend or terminate any material contract or agreement to which IONA or any of its subsidiaries is a party, or knowingly waive, release or assign any material rights or claims (including any write-off or other compromise of any accounts receivable of IONA or any of its subsidiaries); or

(xvi)	authorise any of, or commit or agree, in writing or otherwise, to take any of the foregoing actions, or otherwise agree to take any action inconsistent with any of the foregoing paragraphs (g)(i) to (xv);

(h)	save as disclosed and/or save as publicly disclosed by IONA by the delivery of filings to the Securities and Exchange Commission or by the delivery of an announcement to Nasdaq and/or the Irish Stock Exchange at any time up to 25 June 2008 (being the date of the Rule 2.5 Announcement):

(i)	there not having arisen any adverse change or adverse deterioration in the business, assets, financial or commercial position or profits of IONA or any member of the Wider IONA Group (save to an extent which would not have a material adverse effect (in value terms or otherwise) in the context of the Wider IONA Group taken as a whole);

(ii)	no litigation, arbitration proceedings, prosecution or other legal proceedings to which any member of the Wider IONA Group is or would reasonably be expected to become a party (whether as plaintiff or defendant or otherwise) and no investigation by any Governmental Authority against or in respect of any member of the Wider IONA Group having been instituted or remaining outstanding by, against or in respect of any member of the IONA Group (save where the consequences of such litigation, arbitration proceedings, prosecution or other legal proceedings or investigation are not or would not have a material adverse effect (in value terms or otherwise) in the context of the Wider IONA Group taken as a whole) and no litigation, arbitration proceedings, prosecution or other legal proceedings to which any member of the Wider IONA Group or the Wider SPK Acquisitions Group is a party having been instituted by a third party (other than a Governmental Authority) which makes the Acquisition or its implementation, or the acquisition or proposed acquisition by SPK Acquisitions of any shares in, or any of the material assets (which for this purpose means any Intellectual Property, or any assets that are material, in value terms or otherwise, in the context of the Wider IONA Group taken as a whole) of, IONA or control of, IONA, void, illegal or unenforceable under the laws of any jurisdiction or otherwise, directly or indirectly, restrains, revokes, prohibits, restricts or materially delays the same or imposes additional or different conditions or obligations with respect thereto; and

(iii)	no contingent or other liability existing or having arisen which would reasonably be expected to affect adversely any member of the Wider IONA Group (save where such liability is not or would not be material (in value terms or otherwise) in the context of the Wider IONA Group taken as a whole);

(i)	save as disclosed and/or save as publicly disclosed by IONA by the delivery of filings to the Securities and Exchange Commission or by the delivery of an announcement to Nasdaq and/or the Irish Stock Exchange at any time up to 25 June 2008 (being the date of the Rule 2.5 Announcement) SPK Acquisitions not having discovered:

(i)	that any financial, business or other information concerning the Wider IONA Group which has been disclosed is materially misleading, contains a material misrepresentation of fact or omits to state a fact necessary to make the material information contained therein not misleading, (save where the consequences of which would not be material (in value terms or otherwise) in the context of the Wider IONA Group taken as a whole); or

(ii)	that any member of the Wider IONA Group is subject to any liability (actual or contingent) which is not disclosed in filings made to the Securities and Exchange Commission and which is material in the context of the Wider IONA Group taken as a whole;

(j)	save as disclosed, no member of the IONA Group being in default under the terms or conditions of any facility or agreement or arrangement for the provision of loans, credit or drawdown facilities, or of any security, surety or guarantee in respect of any facility or agreement or arrangement for the provision of loans, credit or drawdown facilities to any member of the IONA Group (save where such default is not or would not be material (in value terms or otherwise) in the context of the IONA Group taken as a whole);

(k)	for the purposes of the conditions set out above:

(i)

“disclosed” means fairly disclosed in writing by or on behalf of IONA to SPK Acquisitions Group or its Representatives at any time up to the date hereof, including, for the avoidance of doubt, documentation that SPK Acquisitions was notified in writing by 12:45 a.m. (United States Eastern Time) on 25 June 2008 was contained in the data room created by IONA in connection with the proposed sale of IONA (as described in paragraph 4 in Part I (Letter of Recommendation from the Board of IONA) of this document);

(ii)	“Intellectual Property” means (A) patents, trademarks, service marks, trade names, domain names, copyrights and designs, (B) applications for and registrations of such patents, trademarks, service marks, trade names, domain names, copyrights and designs, and (C) rights under applicable trade secret laws as are applicable to processes, formulae, methods, schematics, technology, know-how, computer software programs and applications, and other tangible or intangible proprietary or confidential information and materials;

(iii)	“IONA Group” means IONA and its subsidiaries and subsidiary undertakings;

(iv)	“parent undertaking”, “subsidiary undertaking”, “associated undertaking” and “undertaking” have the meanings given by the European Communities (Companies: Group Accounts) Regulations, 1992;

(v)	“SPK Acquisitions Group” means SPK Acquisitions, Progress and its parent undertaking and its subsidiaries and subsidiary undertakings and any other subsidiary or subsidiary undertaking of its parent undertaking;

(vi)	“substantial interest” means an interest in 20 per cent. or more of the voting equity capital of an undertaking;

(vii)	“Wider IONA Group” means the IONA Group, its associated undertakings and any entities in which any member of the IONA Group holds a substantial interest; and

(viii)	“Wider SPK Acquisitions Group” means the SPK Acquisitions Group, its associated undertakings and any entities in which any member of the SPK Acquisitions Group holds a substantial interest.

3.	Subject to the requirements of the Panel, SPK Acquisitions reserves the right (but shall be under no obligation) to waive, in whole or in part, all or any of the conditions except for 1(i), (ii), (iii), (iv), and 2(a).

4.	The Acquisition will lapse unless all of the conditions set out above have been fulfilled or (if capable of waiver) waived or, where appropriate, have been determined by SPK Acquisitions in its discretion to be or to remain satisfied on the Effective Date.

5.	If SPK Acquisitions is required to make an offer for IONA Shares under the provisions of Rule 9 of the Takeover Rules, SPK Acquisitions may make such alterations to any of the above conditions as are necessary to comply with the provisions of that rule.

6.	SPK Acquisitions reserves the right to effect the Acquisition by way of a takeover offer. In such event, such offer will be implemented on the same terms (subject to appropriate amendments, including (without limitation) an acceptance condition set at 90 per cent. of the nominal value and voting rights of the IONA Shares to which such an offer relates and which are not already in the beneficial ownership of SPK Acquisitions within the meaning of the Takeover Regulations (but capable of waiver on a basis consistent with Rule 10 of the Takeover Rules)), so far as applicable, as those which would apply to the Scheme.

PART VI – INFORMATION ON SPK ACQUISITIONS AND PROGRESS

SECTION A: INFORMATION ON SPK ACQUISITIONS

1.	INCORPORATION AND REGISTERED OFFICE

SPK Acquisitions was incorporated on 11 February 2008 as a private limited company under Irish law. The registered office of SPK Acquisitions is Arthur Cox Building, Earlsfort Terrace, Dublin 2 and its registered number is 453119. SPK Acquisitions is wholly owned and controlled by Progress.

SPK Acquisitions has no employees.

SPK Acquisitions is being advised by Goodbody Corporate Finance.

2.	DIRECTORS

As of the date of this document, the directors of SPK Acquisitions are:

Norman R. Robertson (USA)              Peter M. Moloney (USA)

3.	FINANCING OF THE ACQUISITION

The Acquisition will be funded by loan facilities made available to SPK Acquisitions by Progress. The payment of interest on, and the repayment of, the loan facilities will not depend on the business of the IONA Group.

Full payment of the Consideration in respect of IONA Shares not owned by subsidiaries or nominees of Progress would involve a maximum cash payment of approximately $160.2 million. Goodbody Corporate Finance, financial adviser to SPK Acquisitions and Progress, is satisfied that the necessary financial resources are available to SPK Acquisitions to satisfy in full the Consideration payable to IONA Shareholders under the terms of the Acquisition.

4.	FINANCIAL INFORMATION AND ACTIVITIES

SPK Acquisitions has not traded at any time since it was incorporated, nor has it entered into any obligations other than in connection with the Acquisition and the financing thereof. At the close of business on the Latest Practicable Date, SPK Acquisitions had an economic interest, through contracts for difference, in 1,442,873 IONA Shares in total, representing approximately 3.95 per cent. of the issued share capital of IONA. The agreements provide that they settle in cash. These agreements do not give SPK Acquisitions direct or indirect voting, investment or dispositive control over any IONA Shares. The financial and trading prospects of SPK Acquisitions, if the Scheme becomes effective, will depend on the strength of IONA’s business and the sector in general.

5.	INTERESTS IN THE SHARE CAPITAL OF SPK ACQUISITIONS AND, FOLLOWING THE EFFECTIVE DATE, IONA

As at close of business on the Latest Practicable Date, the following persons, as shareholders of Progress, will have an indirect interest in 5 per cent. or more of the relevant securities of SPK Acquisitions:

Name	Address
FMR LLC	82 Devonshire Street Boston, Massachusetts 02109 USA
Cardinal Capital Management LLC	One Greenwich Office Park Greenwich, Connecticut 06831 USA
Private Capital Management, L.P.	8889 Pelican Bay Boulevard, Suite 500 Naples, Florida 34108 USA
T. Rowe Price Associates, Inc.	100 E. Pratt Street Baltimore, Maryland 21202 USA
Barclays Global Investors, NA.	45 Fremont Street San Francisco, California 94105 USA

Following the Effective Date, and assuming that there have been no changes in the shareholders of Progress since close of business on the Latest Practicable Date, the persons listed above, as shareholders of Progress, will have an indirect interest in 5 per cent. or more of the relevant securities of IONA.

SECTION B: INFORMATION ON PROGRESS

1.	INCORPORATION AND REGISTERED OFFICE

Progress was incorporated on 31 December 1981 as a Massachusetts corporation. The registered office of Progress is 14 Oak Park, Bedford, Massachusetts 01730 USA.

Progress provides application infrastructure software for the development, deployment, integration and management of business applications. Progress has over 1,600 employees in over 90 countries.

In its audited financial results for the year ended 30 November 2007, the Progress Group reported revenue of $493.5 million (30 November 2006: $447.1 million) and gross profit of $406.7 million (30 November 2006: $370.3 million). As at 30 November 2007, the Progress Group had consolidated net assets of $761.8 million).

Progress is being advised by Goodbody Corporate Finance.

2.	CURRENT TRADING

On 19 June 2008, Progress announced results for its second quarter ended 31 May 2008. Revenue for the quarter was $128 million, up 7 per cent. (up 1 per cent. at constant currency) from $120 million in the second quarter of fiscal 2007. Software license revenue increased 1 per cent. (down 4 per cent. at constant currency) to $45.0 million from $44.6 million in the same quarter last year.

On a generally accepted accounting principles basis, operating income increased 83 per cent. to $20.6 million from $11.3 million in the second quarter of fiscal 2007. Net income increased 72 per cent. to $14.5 million from $8.4 million in the same quarter last year. Diluted earnings per share increased 74 per cent. to 33 cents from 19 cents in the second quarter of fiscal 2007.

On a non-GAAP basis, operating income increased 15 per cent. to $29.1 million from $25.3 million in the same quarter last year. Non-GAAP net income increased 15 per cent. to $20.4 million from $17.8 million in the same quarter last year and non-GAAP diluted earnings per share increased 15 per cent. to 47 cents per share from 41 cents in the second quarter of fiscal 2007.

The non-GAAP results in the second quarter of fiscal 2008 exclude after-tax charges of $2.9 million for stock-based compensation, $2.8 million for amortization of acquired intangibles and $0.2 million for professional services fees associated with the investigation and shareholder derivative lawsuits related to Progress’ historical stock option grant practices. The non-GAAP results in the second quarter of fiscal 2007 exclude after-tax charges of $6.0 million for stock-based compensation, $2.9 million for amortization of acquired intangibles and $0.5 million for professional services fees associated with the investigation and shareholder derivative lawsuits related to the Progress’ historical stock option grant practices. The GAAP and non-GAAP results in the second quarter of fiscal 2007 include an after-tax charge of $1.6 million (4 cents per share) resulting from a write-down associated with a portion of the implementation of a new enterprise resource planning system.

Progress’ cash and short-term investments at the end of the second quarter totalled $259 million. In addition, Progress had approximately $68 million in investments related to municipal and student loan auction rate securities that were classified as non-current on the balance sheet because these securities failed to clear at auction and Progress is currently unable to sell these securities in the market. The failed auctions have resulted in higher interest rates being earned on these securities, but the investments currently lack short-term liquidity.

3.	DIRECTORS

As at the date of this document, the directors of Progress are:

Joseph W. Alsop (USA)	David A. Krall (USA)
Barry N. Bycoff (USA)	Michael L. Mark (USA)
Roger J. Heinen, Jr. (USA)	Ram Gupta (USA)
Charles F. Kane (USA)

PART VII—FINANCIAL INFORMATION RELATING TO IONA

The financial information included in this Part VII (Financial Information Relating to IONA) reproduces the audited financial statements and accounting policies of IONA for the financial years ended 31 December 2007, 2006 and 2005, and the unaudited financial statements for the quarterly period to 31 March 2008 prepared under US GAAP.

The financial information as at 31 December 2007 has been extracted without material adjustment from IONA’s Annual Report on Form 10-K for the fiscal year ended 31 December 2007, the financial information as at 31 December 2006 has been extracted without material adjustment from IONA’s Annual Report on Form 20-F for the fiscal year ended 31 December 2006, the financial information as at 31 December 2005 has been extracted without material adjustment from IONA’s Annual Report on Form 20-F for the fiscal year ended December 31, 2005 and the financial information as at 31 March 2008 has been extracted without material adjustment from IONA’s Quarterly Report on Form 10-Q for the quarterly period to 31 March 2008.

IONA’s auditors, Ernst & Young LLP, have reported without qualification in respect of the financial statements prepared in accordance with US GAAP for the years ended 31 December 2007, 2006 and 2005. The financial information contained in this Part VII (Financial Information Relating to IONA) does not constitute statutory accounts with the meaning of Section 4 of the Companies (Amendment) Act 1986 of Ireland.

To view the full documents from which the financial statements have been reproduced in this Part VII (Financial Information Relating to IONA) please refer to IONA’s Annual Report on Form 10-K for the fiscal year ended 31 December 2007, IONA’s Annual Report on Form 20-F for the fiscal year ended 31 December 2006, IONA’s Annual Report on Form 20-F for the fiscal year ended 31 December 2005 and IONA’s Quarterly Report on Form 10-Q for the quarterly period to 31 March 2008.

US GAAP FINANCIAL STATEMENTS FOR FISCAL YEAR ENDED DECEMBER 31, 2005 AS INCORPRATED IN THE ANNUAL REPORT FILED ON FORM 20-F

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of IONA Technologies PLC

We have audited the accompanying consolidated balance sheets of IONA Technologies PLC (the “Company”) as of December 31, 2005 and 2004, and the related consolidated statements of operations, changes in shareholders’ equity and cash flows for each of the three years in the period ended December 31, 2005. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of the Company as of December 31, 2005 and 2004, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

/S/ ERNST & YOUNG

Dublin, Ireland

April 18, 2006

IONA TECHNOLOGIES PLC

CONSOLIDATED BALANCE SHEETS

(U.S. dollars in thousands, except share and per share data)

	December 31,
	2005	2004
ASSETS
Current assets:
Cash and cash equivalents	$27,936	$33,250
Restricted cash (Note 5)	495	3,495
Marketable securities (Note 2)	23,685	23,170
Accounts receivable, net of allowance for doubtful accounts of $740 at December 31, 2005 and $1,073 at December 31, 2004	17,949	12,912
Prepaid expenses	2,033	1,603
Other assets	921	1,104

Total current assets	73,019	75,534
Property and equipment, net (Note 11)	3,893	4,851
Other non-current assets, net (Note 9)	191	441

Total assets	$77,103	$80,826

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$2,406	$2,602
Accrued payroll and related expenses	5,385	5,534
Other accrued liabilities (Note 6)	10,226	14,134
Deferred revenue	22,708	21,179

Total current liabilities	40,725	43,449

Other non-current liabilities (Note 4)	1,137	2,415

Redeemable preference shares, €0.0025 par value, 101,250,000 shares authorized; None issued and outstanding (Note 12)	—	—
Shareholders’ equity:
Ordinary shares, €0.0025 par value; 150,000,000 shares authorized; 35,360,538 and 34,803,601 shares issued and outstanding at December 31, 2005 and 2004, respectively (Note 12)	98	96
Additional paid-in capital	495,957	494,837
Accumulated deficit	(460,814)	(459,971)

Total shareholders’ equity	35,241	34,962

Total liabilities and shareholders’ equity	$77,103	$80,826

The accompanying notes are an integral part of these consolidated financial statements.

Certain amounts reported in the prior year have been reclassified to conform with the presentation in 2005

(see Note 1).

IONA TECHNOLOGIES PLC

CONSOLIDATED STATEMENTS OF OPERATIONS

(U.S. dollars in thousands, except share and per share data)

	Year Ended December 31,
	2005	2004	2003
Revenue:
Product revenue	$33,630	$30,735	$35,737
Service revenue	33,176	37,284	38,453

Total revenue (Note 17)	66,806	68,019	74,190

Cost of Revenue:
Cost of product revenue	497	231	527
Cost of service revenue	11,684	11,790	14,275

Total cost of revenue	12,181	12,021	14,802

Gross profit	54,625	55,998	59,388

Operating expenses:
Research and development	15,848	17,204	27,134
Sales and marketing	30,672	29,526	41,500
General and administrative	8,908	8,545	10,270
Amortization of other non-current assets	233	578	796
Restructuring (Note 4)	(189)	—	20,525
Adjustment of acquisition liabilities	—	(600)	—
Impairment of other non-current assets and property and equipment	—	—	3,271

Total operating expenses	55,472	55,253	103,496

(Loss) income from operations	(847)	745	(44,108)
Interest income, net	825	286	483
Net exchange gain (loss)	99	(273)	337

Income (loss) before provision for income taxes (Note 16)	77	758	(43,288)
Provision for income taxes (Note 16)	920	566	948

Net (loss) income	$(843)	$192	$(44,236)

Basic net (loss) income per ordinary share and per ADS	$(0.02)	$0.01	$(1.33)

Shares used in computing basic net (loss) income per ordinary share and per ADS	35,139	34,570	33,335

Diluted net (loss) income per ordinary share and per ADS	$(0.02)	$0.01	$(1.33)

Shares used in computing diluted net (loss) income per ordinary share and per ADS	35,139	36,333	33,335

The accompanying notes are an integral part of these consolidated financial statements.

IONA TECHNOLOGIES PLC

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

(U.S. dollars in thousands, except share data)

	Number of Shares	Share Capital	Additional Paid-in Capital	Accumulated Earnings (Deficit)	Deferred Stock- Based Compensation	Total Shareholders’ Equity
Balance at December 31, 2002	32,834,968	$91	$491,165	$(415,927)	$(424)	$74,905
Amortization of deferred stock-based compensation(a)	—	—	—	—	199	199
Employee share purchase plan	325,819	1	576	—	—	577
Reversal of deferred stock-based compensation on expiry or forfeiture of options	—	—	(146)	—	146	—
Issuance of ordinary shares on exercise of options(a)	844,920	2	1,665	—	—	1,667
Net loss	—	—	—	(44,236)	—	(44,236)

Balance at December 31, 2003	34,005,707	94	493,260	(460,163)	(79)	33,112
Amortization of deferred stock-based compensation(a)	—	—	—	—	38	38
Employee share purchase plan	178,255	1	393	—	—	394
Reversal of deferred stock-based compensation on expiry or forfeiture of options	—	—	(41)	—	41	—
Issuance of ordinary shares on exercise of options(a)	619,639	1	1,225	—	—	1,226
Net income	—	—	—	192	—	192

Balance at December 31, 2004	34,803,601	96	494,837	(459,971)	—	34,962
Employee share purchase plan	173,473	1	425	—	—	426
Issuance of ordinary shares on exercise of options(a)	383,464	1	695	—	—	696
Net loss	—	—	—	(843)	—	(843)

Balance at December 31, 2005	35,360,538	$98	$495,957	$(460,814)	$—	$35,241

(a)	See Note 13 to these statements.

The accompanying notes are an integral part of these consolidated financial statements.

IONA TECHNOLOGIES PLC

CONSOLIDATED STATEMENTS OF CASH FLOWS

(U.S. dollars in thousands)

	Year Ended December 31,
	2005	2004	2003
CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss) income	$(843)	$192	$(44,236)
Adjustments to reconcile net (loss) income to net cash (used in) provided by operating activities:
Depreciation and amortization	2,356	3,060	5,462
Stock-based compensation	—	38	199
(Profit) loss on marketable securities	(199)	138	15
Loss on disposal of property and equipment	4	50	—
Impairment of other non-current assets and property and equipment	—	—	3,271
Changes in operating assets and liabilities:
Restricted cash deposits	3,000	250	(2,522)
Purchase of marketable securities	(33,291)	(27,721)	(101,668)
Sale of marketable securities	32,975	25,800	84,357
Accounts receivable	(5,037)	10,343	6,478
Prepaid expenses	(430)	936	1,517
Other assets	200	(617)	1,083
Accounts payable	(196)	119	36
Accrued payroll and related expenses	(149)	(1,726)	3,122
Other liabilities	(5,186)	(6,724)	(878)
Deferred revenue	1,529	(2,731)	(2,053)

Net cash (used in) provided by operating activities	$(5,267)	$1,407	$(45,817)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	$(1,169)	$(1,122)	$(1,248)
Purchase of other non-current assets	—	(176)	(110)
Proceeds from disposal of property and equipment	—	4	112

Net cash used in investing activities	$(1,169)	$(1,294)	$(1,246)

CASH FLOWS FROM FINANCING ACTIVITIES:
Issuance of shares, net of issuance costs	$1,122	$1,620	$2,244

Net cash provided by financing activities	$1,122	$1,620	$2,244

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	$(5,314)	$1,733	$(44,819)
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	33,250	31,517	76,336

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$27,936	$33,250	$31,517

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Income taxes paid	$263	$609	$874

The accompanying notes are an integral part of these consolidated financial statements.

Certain amounts reported in prior fiscal years have been reclassified to conform with the presentation in 2005 (see Note 1).

IONA TECHNOLOGIES PLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Organization and Summary of Significant Accounting Policies

Organization

IONA Technologies PLC (“IONA”) is organized as a public limited company under the laws of Ireland. IONA Technologies PLC and its subsidiaries, all of which are wholly-owned (the “Company”), provide enterprise integration software. The Company also provides professional services, consisting of customer consulting and training and, to a limited extent, product configuration and enhancement, as well as customer technical support. The Company’s major customers, based on revenue earned, are corporate information technology departments of U.S. businesses. The Company also earns significant revenue from similar customers in European countries and the rest of the world.

Basis of Presentation and Principles of Consolidation

The accompanying Consolidated Financial Statements are prepared in accordance with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the amounts reported in the financial statements and the accompanying footnotes. Actual results could differ from those estimates.

The accompanying Consolidated Financial Statements include IONA and its wholly-owned subsidiaries in the United States, British West Indies, Europe, Australia, Japan, China, Canada, Singapore and Korea after eliminating all material intercompany accounts and transactions.

Companies Acts, 1963 to 2005

The financial information relating to IONA included in this document does not comprise full group accounts as referred to in Regulation 40 of the European Communities (Companies: Group Accounts) Regulations 1992, copies of which are required by that Act to be annexed to a Company’s annual return. The auditors have made reports without qualification and without reference to an emphasis of matter under Section 193 of the Companies Act, 1990 in respect of the Consolidated Financial Statements for the years ended December 31, 2004 and 2003. Copies of the Consolidated Financial Statements for each of the years ended December 31, 2004 and 2003 have been so annexed to the relevant annual returns, and a copy of the Consolidated Financial Statements for the year ended December 31, 2005 together with the report of the auditors thereon will in due course be annexed to the relevant annual return, which will be filed after the annual general meeting of IONA in 2006.

Foreign Currency Translation

The U.S. dollar is the functional currency for the Company. In accordance with Statement of Financial Accounting Standards No. 52, “Foreign Currency Translation” (“SFAS 52”), assets and liabilities denominated in foreign currencies are translated at year end exchange rates while revenue and expenses are translated at rates approximating those ruling at the dates of the related transactions. Resulting gains and losses are included in net (loss) income for the year.

Revenue Recognition

The Company’s revenue is derived from product license fees and charges for services. The Company follows the revenue recognition criteria of Statement of Position 97-2, “Software Revenue Recognition,” as amended by SOP 98-4 and SOP 98-9 issued by the Accounting Standards Executive Committee of the American Institute of

Certified Public Accountants and related interpretations (collectively, “SOP 97-2”). Under the terms of SOP 97-2 where an arrangement to deliver software does not require significant production, modification or customization, the Company recognizes software revenue when all of the following criteria are met:

—	persuasive evidence of an arrangement exists;

—	delivery has occurred;

—	fee is fixed or determinable; and

—	collectibility is probable.

For arrangements with multiple elements, the Company allocates revenue to each element of a transaction based upon its fair value as determined by vendor specific objective evidence. Vendor specific objective evidence of fair value for each element of an arrangement is based upon the normal pricing and discounting practices for each element when sold separately, including the renewal rate for support services. If the Company cannot objectively determine the fair value of any undelivered element included in the multiple element arrangement, the Company defers revenue until all elements are delivered, services have been performed, or until fair value can be objectively determined. When the fair value of a delivered element cannot be established, the Company uses the residual method to record license revenue, provided the fair value of all undelivered elements is determinable. Under the residual method, the fair value of the undelivered elements is deferred and the remaining portion of the arrangement fee is allocated to the delivered elements and is recognized as revenue.

The Company assesses whether fees are fixed or determinable at the time of sale and recognizes revenue if all other revenue recognition requirements are met. The Company’s standard payment terms are net 30. Payment terms, however, may vary based on the country in which the agreement is executed. Payments that extend beyond 30 days from the contract date but that are due within twelve months are generally deemed to be fixed or determinable based on the Company’s successful collection history on such arrangements, and thereby satisfy the required criteria for revenue recognition.

Revenue for consulting services is generally recognized as the services are performed. Revenue from royalty arrangements in excess of guaranteed amounts are recognized upon notification of such royalties payable by the customer.

Allowances for Doubtful Accounts

The Company makes judgments on its ability to collect outstanding receivables and provide allowances for the portion of receivables when collection becomes doubtful. Provisions are made based upon a specific review of all significant outstanding receivables. In determining the provision, the Company analyzes the historical collection experience and current economic trends. The following is a summary of the allowance for doubtful accounts for the periods indicated (in thousands):

	Balance at Beginning of Period	Additions (Reversals)	Deductions(1)	Balance at End of Period
Year ended December 31, 2005 Allowance for doubtful accounts	$1,073	$(333)	—	$740
Year ended December 31, 2004 Allowance for doubtful accounts	$1,093	$188	$208	$1,073
Year ended December 31, 2003 Allowance for doubtful accounts	$1,132	$857	$896	$1,093

(1)	Actual write-offs of uncollectible accounts receivable.

Cost of Revenue

Cost of revenue includes the costs of products and services. Cost of product revenue consists primarily of product media and duplication, manuals, packaging materials, shipping and handling expenses, third-party royalties and, to a lesser extent, the salaries and benefits of certain personnel and related operating costs of computer equipment. Cost of service revenue consists primarily of personnel costs for consultancy, training, customer support, product customization and enhancement, and related operating costs of computer equipment and non-billable travel expenses.

Cash Equivalents

The Company considers all highly liquid investments with insignificant interest rate risk and purchased with a maturity of three months or less to be cash equivalents.

Marketable Securities

Marketable securities consist of corporate bonds and U.S. government agency fixed income securities. Marketable securities are stated at market value, and by policy, the Company invests primarily in high grade marketable securities to reduce risk of loss. All marketable securities are defined as trading securities under the provisions of Statement of Financial Accounting Standards No. 115, “Accounting for Certain Investments in Debt and Equity Securities” (“SFAS 115”), and unrealized holding gains and losses are reflected in the Consolidated Statements of Operations.

Research and Development

Research and development expenditures are generally charged to operations as incurred. Statement of Financial Accounting Standards No. 86, “Accounting for the Costs of Computer Software to be Sold, Leased or Otherwise Marketed” (“SFAS 86”), requires capitalization of certain software development costs subsequent to the establishment of technological feasibility. Based on the Company’s product development process, technological feasibility is established upon completion of a working model. Development costs incurred by the Company between completion of the working model and the point at which the product is ready for general release have been insignificant.

Goodwill

Goodwill represents the excess of the purchase price over the fair value of the net assets acquired in various business acquisitions as described in Note 3 and Note 10, and until January 1, 2002 was amortized on a straight line-basis over four years. Under Statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets” (“SFAS 142”), goodwill acquired in a business combination on or after July 1, 2001 is not amortized. SFAS 142 requires goodwill to be tested at least annually for impairment or between annual tests in certain circumstances and written down when impaired. In October 2002, the Company completed its annual impairment test and assessment of the carrying value of goodwill as required by SFAS 142. As a result of unfavorable market conditions and a decline in IONA’s market capitalization, this assessment resulted in a non-cash impairment charge equivalent to the carrying value of goodwill at October 1, 2002.

In October 2004, the Company received $600,000 from its insurers in connection with the favorable resolution of an acquisition contingency, relating to litigation costs, which resulted in the recognition of $600,000 of income.

Other Non-Current Assets

Other non-current assets represent costs of technology purchased or acquired from acquisitions, which have reached technological feasibility. The costs of technology have been capitalized and will be written off over their useful economic life estimated between three and four years in accordance with SFAS 86.

In accordance with Statement of Financial Accounting Standards No. 144, “Accounting for Impairment of Long-Lived Assets”, the Company is required to test their other non-current assets for impairment whenever events or circumstances indicate that the value of the assets may be impaired. Factors the Company considers important, which could trigger impairment include:

—	significant underperformance relative to expected historical or projected future operating results;

—	significant changes in the manner of the Company’s use of the acquired assets or the strategy for our overall business;

—	significant negative industry or economic trends;

—	significant decline in IONA’s stock price for a sustained period; and

—	significant decline in IONA’s market capitalization relative to net book value.

Where events and circumstances are present which indicate that the carrying value may not be recoverable, the Company recognizes an impairment loss. In October 2003, the Company identified indicators of impairment and its assessment resulted in a non-cash impairment charge of $80,000 representing the amount by which the carrying value exceeded the fair value of purchased technologies.

Amortization expense for other non-current assets which are amortizable in accordance with SFAS 142, was $233,000, $578,000, and $796,000 in 2005, 2004 and 2003, respectively.

Property and Equipment

Property and equipment is stated at cost. Depreciation of leasehold improvements is computed using the shorter of the lease term or estimated useful life. Depreciation is computed using the straight-line method over the estimated useful lives of the assets as follows:

Computer equipment	3 years
Office equipment	5 years
Leasehold improvements	4 to 15 years
Furniture and fixtures	3 to 10 years

Depreciation expense was $2,123,000, $2,482,000 and $4,666,000 in 2005, 2004 and 2003, respectively.

During the year ended December 31, 2003, the Company recorded a $3,191,000 charge for the impairment of property and equipment and related costs for property and equipment no longer in use, as a result of the restructuring activities in 2003.

Software Development Costs

The Company capitalizes certain software development costs associated with the development of its website and other internal financial software. These costs incurred are accounted for in accordance with Statement of Position 98-1, “Accounting for the Costs of Computer Software Developed or Obtained for Internal Use” (“SOP 98-1”). In accordance with SOP 98-1, internal and external costs incurred to develop internal-use computer software during the application development stage are capitalized. Application development stage costs generally include software configuration, coding, installation and testing. Costs incurred for maintenance, testing minor upgrades and enhancements are expensed as incurred. Capitalized internal-use software development costs are included in property and equipment, and are amortized on a straight-line basis over the estimated useful lives of the related software, typically 3 years.

The Company capitalized approximately $401,000, $13,000, and $189,000 of software development costs during 2005, 2004 and 2003 respectively. Amortization associated with capitalized software development costs totaled approximately $417,000, $353,000, and $544,000 during 2005, 2004 and 2003, respectively. At December 31, 2005, the Company has approximately $778,000 of unamortized software development costs.

Concentration of Credit Risk

The Company sells its products to companies in various industries throughout the world and maintains reserves for potential credit losses. To date such losses have been within management’s expectations. The Company had an allowance for doubtful accounts of approximately $740,000 and $1,073,000 at December 31, 2005 and 2004, respectively. The Company generally requires no collateral from its customers. No customer accounted for more than ten percent of our total revenue in 2005, 2004 or 2003.

The Company invests its excess cash in low-risk, short-term deposit accounts with high credit-quality banks in the United States, China, Japan, British West Indies and Ireland. At December 31, 2005, $23,685,000 was invested in marketable securities held for trading purposes, comprised of $3,475,000 in corporate bonds and $20,210,000 in U.S. government agency securities, under the management of two financial institutions. The Company performs periodic evaluations of the relative credit standing of all of the financial institutions with which it deals and considers the related credit risk to be minimal.

Compensated Absences

Prior to 2005, the Company did not accrue for the liability associated with employees’ absences from employment because of illness, holiday, vacation or other reasons as the amount of compensation was not reasonably estimable. In the fourth quarter of 2005, the Company was able to implement a process to estimate its obligation for accrued vacation and consequently recorded a first time non-cash charge of $1,104,000.

Accounting for Income Taxes

The Company uses the asset and liability method in accounting for income taxes in accordance with Statement of Financial Accounting Standards No. 109 “Accounting for Income Taxes” (“SFAS 109”). Under this method, deferred tax assets and liabilities are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws which will be in effect when the differences are expected to reverse.

Stock-Based Compensation

At December 31, 2005, the Company has five stock-based employee compensation plans, which are more fully described in Notes 13 and 14.

The Company has elected to follow Accounting Principles Board Opinion No. 25 “Accounting for Stock Issued to Employees” and related interpretations (collectively, “APB 25”) in accounting for its employee stock options. Accordingly, compensation cost for stock options is measured as the excess, if any, of the fair market value of IONA’s shares at the date of the grant over the amount an employee must pay to acquire the shares. This cost is deferred and charged to expense ratably over the vesting period (generally four years).

Pro forma information regarding net (loss) income and net (loss) income per share is required by Statement of Financial Accounting Standards No. 123, “Accounting for Stock-Based Compensation” (“SFAS 123”) and has been determined as if the Company had accounted for its stock options under the fair value method of SFAS 123. The fair value for these options was estimated at the date of grant using a Black-Scholes option pricing model with the following weighted-average assumptions:

	2005	2004	2003
Risk-free interest rate	4.39%	4.00%	4.25%
Expected dividend yield	—	—	—
Expected volatility	0.770	0.951	1.086
Expected life (years)	3.89	3.77	5

The fair value for rights to purchase awards under the 1999 Employee Share Purchase Plan was estimated at the date of grant using the following weighted-average assumptions:

	2005	2004	2003
Risk-free interest rate	2%	2%	2%
Expected dividend yield	—	—	—
Expected volatility	0.780	0.938	1.093
Expected life	6 months	6 months	6 months

The following table illustrates the effect on net (loss) income and net (loss) income per share if the Company had applied the fair value recognition provisions of SFAS 123 to stock-based employee compensation:

	Year Ended December 31,
	2005	2004	2003
	(U.S. dollars in thousands, except per share data)
Net (loss) income, as reported	$(843)	$192	$(44,236)
Add: Stock-based compensation expense included in reported net (loss) income, net of related tax effects	—	38	199
Deduct: Total stock-based employee compensation expense determined under fair value based method for all awards, net of related tax effects	(11,516)	(21,299)	(33,645)

Pro forma net loss	$(12,359)	$(21,069)	$(77,682)

Net (loss) income per share:
Basic-as reported	$(0.02)	$0.01	$(1.33)
Basic-pro forma	$(0.35)	$(0.61)	$(2.33)
Diluted-as reported	$(0.02)	$0.01	$(1.33)
Diluted-pro forma	$(0.35)	$(0.61)	$(2.33)

On May 8, 2001, a wholly-owned subsidiary of IONA merged with and into Netfish Technologies, Inc. (“Netfish”), for total consideration of 5,036,318 newly-issued ordinary shares and replacement options, and $30,885,000 of closing costs incurred in connection with the merger. The portion of the total intrinsic value, measured at the consummation date, of replacement unvested options granted by IONA in exchange for outstanding unvested options held by Netfish employees, that the future vesting period bears to the total vesting period ($10,380,000) was, in accordance with the requirements of FASB Interpretation No. 44 “Accounting for Certain Transactions Involving Stock Compensation”, accounted for as deferred stock-based compensation and is charged to expense as stock compensation ratably over the remaining vesting period of each tranche of unvested options. During the years ended December 31, 2004 and 2003, the Company reversed $41,000 and $146,000, respectively, of deferred stock-based compensation related to the unvested replacement options of terminated Netfish employees and unvested replacement options accepted for exchange under the Exchange Offer, as described in Note 13. Stock compensation expense recognized for vested options of Netfish Employees was nil, $38,000, and $199,000 for the years ended December 31, 2005, 2004 and 2003, respectively.

Stock compensation expense of $38,000 and $199,000 for the periods ended December 31, 2004 and 2003, respectively, can be attributed to the research and development line item in the Consolidated Statement of Operations.

Defined Contribution Plans

The Company sponsors and contributes to defined contribution plans for certain employees and directors. Contribution amounts by the Company are determined by management and allocated to employees on a pro rata basis based on employees’ contributions. The Company contributed approximately $1,057,000, $1,066,000 and $1,433,000 to the plan in the years ended December 31, 2005, 2004 and 2003, respectively. The decrease in the Company’s contributions from 2003 to 2004 is due to a reduction in workforce as a result of restructuring plans in 2004 and 2003.

Advertising and Promotion Expense

All costs associated with advertising and promoting products are expensed as incurred. Advertising and promotion expense was $2,167,000, $2,092,000 and $2,013,000 for the years ended December 31, 2005, 2004 and 2003, respectively.

Reclassifications

Certain amounts from prior periods have been reclassified to conform to the current period presentation. In 2005, the Company concluded that it was appropriate to classify commercial paper as cash equivalents. Previously, such funds had been classified as marketable securities. We made reclassifications amounting to $8.2 million, $11.6 million and $54.0 million in 2004, 2003 and 2002, respectively, to reflect this reclassification by reducing marketable securities and increasing cash and cash equivalents. These reclassifications had no impact on our working capital or consolidated statements of operations.

Recent Accounting Pronouncements

In May 2005 the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 154 “Accounting Changes and Error Corrections” (“SFAS 154”). This statement replaces Accounting Principles Board Opinion No. 20, “Accounting Changes” (“APB 20”) and Statement of Financial Accounting Standards No. 3, “Reporting of Accounting Changes in Interim Financial Statements” and changes the requirements for the accounting for and reporting of a change in accounting principle. Previously, most voluntary changes in accounting principles required recognition via a cumulative effect adjustment within net income of the period of the change. SFAS 154 requires retrospective application to prior periods’ financial statements, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. SFAS 154 is effective for accounting changes made in fiscal years beginning after December 15, 2005; however, SFAS 154 does not change the transition provisions of any existing accounting pronouncements.

In December 2004, and as amended in April 2005, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 123R “Share-Based Payment” (“SFAS 123R”), which replaces SFAS 123 and supersedes APB 25. SFAS 123R requires all share-based payments to employees, including grants of employee stock options, to be recognized in the financial statements based on their fair values. The pro forma disclosures previously permitted under SFAS 123 no longer will be an alternative to financial statement recognition. SFAS 123R is effective for fiscal years beginning after June 15, 2005. Early application of SFAS 123R is encouraged, but not required. The Company adopted SFAS 123R on January 1, 2006.

Public companies are required to adopt the new standard using a modified prospective method and may elect to restate prior periods using the modified retrospective method. Under the modified prospective method, companies are required to record compensation cost for new and modified awards over the related vesting period of such awards prospectively and record compensation cost prospectively for the unvested portion, at the date of adoption, of previously issued and outstanding awards over the remaining vesting period of such awards. No change to prior periods presented is permitted under the modified prospective method. Under the modified retrospective method, companies record compensation costs for prior periods retroactively through restatement of such periods using the exact pro forma amounts disclosed in the companies’ footnotes. Also, in the period of adoption and after, companies record compensation cost based on the modified prospective method. The Company adopted SFAS 123R using the modified prospective method.

The Company has not completed its evaluation of the effects of adopting SFAS 123R. However, the Company anticipates it will recognize an aggregate of $9.9 million as compensation expense in years 2006 to 2009. This assumes there are no adjustments to compensation expense due to actual cancellations, modifications or new awards granted.

2. Marketable Securities

Marketable securities are considered to be trading securities per SFAS 115 and are carried on the balance sheet at their market value. As previously discussed, approximately $8.2 million was reclassified from marketable securities to cash equivalents as of December 31, 2004 to conform to the current period presentation.

	As of December 31, 2005
	Cost	Unrealized loss	Market Value
	(U.S. dollars in thousands)
Corporate bonds	$3,484	$(9)	$3,475
U.S. government agency securities	20,240	(30)	20,210

Total marketable securities	$23,724	$(39)	$23,685

	As of December 31, 2004
	Cost	Unrealized loss	Market Value
	(U.S. dollars in thousands)
Corporate bonds	$3,923	$(11)	$3,912
U.S. government agency securities	19,386	(128)	19,258

Total marketable securities	$23,309	$(139)	$23,170

The change in unrealized (loss) gain included in net (loss) income is as follows:

	2005	2004	2003
	(U.S. dollars in thousands)
Unrealized (loss) gain at beginning of year	$(139)	$(42)	$62
Included in net (loss) income for the year	100	(97)	(104)

Unrealized loss at end of year	$(39)	$(139)	$(42)

As of December 31, 2005, the Company held certain U.S. government agency securities that had been in a continuous unrealized loss position for more than 12 months. Such unrealized losses were the result of rising market interest rates.

3. Acquisition of Netfish Technologies, Inc.

In May 2001, a wholly-owned subsidiary of IONA merged with and into Netfish, for a total consideration of 5,036,318 newly-issued ordinary shares and replacement options, and $30,885,000 of closing costs incurred in connection with the merger. Of the 4,221,216 newly-issued ordinary shares, 504,598 were held back by the Company in 2001 as a source of indemnification payments that may become due to the Company. If the Company no claims for indemnification, 75% of the 504,598 ordinary shares, or 378,448 shares, would have been distributed to the former holders of Netfish shares in May 2002 and 25% of the 504,598 ordinary shares, or 126,150 shares, would be distributed in May 2003. In May 2002, the Company held back 142,045 ordinary shares to cover indemnification claims made by the Company. In May 2003, an additional 126,150 ordinary shares were held back to cover the indemnification claims that the Company previously made. If pending indemnification claims are resolved in a manner unfavorable to the Company, up to 268,195 ordinary shares held back by the Company could be distributed to the former holders of Netfish shares.

4. Restructuring

During 2004, 2003 and prior periods, the Company’s management and board of directors approved restructuring plans, which included consolidation of excess facilities, a reduction in workforce, and other related costs. Total restructuring costs of nil and $20,525,000 were recorded related to these initiatives in 2004 and 2003, respectively. The restructuring charges in prior years were accounted for in accordance with EITF 94-3, “Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity.” The restructuring charge recorded in 2004 and 2003 were accounted for in accordance with SFAS No. 146, “Accounting for Costs Associated with Exit or Disposal Activities.”

During 2004, the Company recorded a charge of $560,000 for severance and benefit costs related to cost reduction actions for eight sales employees. Also during 2004, the Company released $560,000 of restructuring accruals related to severance and benefit costs from previous restructurings, based on the final payments for such severance and benefits.

During 2005, the Company released $189,000 of restructuring accruals of which $97,000 related to severance and benefit costs from previous restructurings, based on the final payments for such severance and benefits and $92,000 related to facilities costs for our Dublin and Reading, UK offices.

Cash outlays associated with the restructuring plans initiated in 2004, 2003 and previous periods totaled approximately $5,791,000 during 2005, including approximately $264,000 in severance and related benefits paid to employees worldwide and $5,527,000 in facility closure costs.

Amounts of restructuring costs remaining accrued at December 31, 2005 of $1,952,000 relate to remaining separation and facility closure and consolidation costs. The Company expects cash outlays of $815,000 will be made in the next twelve months, with the remaining cash outlays of $1,137,000 to be made through the end of 2013.

Although we do not anticipate additional significant changes to our restructuring accruals, the actual costs may differ from those recorded in the event that the subleasing assumptions require adjustment due to changes in economic conditions surrounding the real estate market or we terminate our lease obligations prior to the scheduled termination dates.

The Company was required to make certain estimates and assumptions in assessing the amount accrued for excess facilities arising from these restructurings. The charge was calculated by taking into consideration (1) the committed annual rental charge associated with the vacant square footage, (2) an assessment of the sublet rents that could be achieved based on current market conditions, vacancy rates and future outlook, (3) an assessment of the period of time the facility would remain vacant before being sub-let, (4) an assessment of the percentage increases in the primary lease rent at each review, and (5) the application of a discount rate of 4% over the remaining period of the lease or break clause. The following sets forth our accrued restructuring costs as of December 31, 2005:

	Excess Facilities	Severance	Total
	(U.S. dollars in thousands)
2001 charges	$2,023	$3,682	$5,705
Cash outlays in 2001	(657)	(3,682)	(4,339)

Balance at December 31, 2001	1,366	—	1,366

2002 charges	8,512	12,251	20,763
Cash outlays in 2002	(2,653)	(9,280)	(11,933)

Balance at December 31, 2002	7,225	2,971	10,196

2003 charges	9,491	11,034	20,525
Cash outlays in 2003	(5,676)	(11,141)	(16,817)

Balance at December 31, 2003	11,040	2,864	13,904

2004 charges	—	560	560
Cash outlays in 2004	(3,469)	(2,503)	(5,972)
2004 adjustments in estimates	—	(560)	(560)

Balance at December 31, 2004	7,571	361	7,932

Cash outlays in 2005	(5,527)	(264)	(5,791)
2005 adjustments in estimates	(92)	(97)	(189)

Balance at December 31, 2005	$1,952	$—	$1,952

5. Restricted Cash

At December 31, 2005, the Company has approximately $495,000 in restricted cash deposits with Citizens Bank which includes annual renewable letter of credit facilities for certain leased facilities. Should the Company not renew these letter of credit facilities or default on its rental obligations, $495,000 will be payable to the lessors. During 2005, restrictions associated with $3,000,000 payable upon demand for use toward satisfaction of amounts owed to a previous landlord were released. At December 31, 2004, the Company had approximately $3,495,000 in restricted cash deposits with Citizens Bank which included $495,000 of annual renewable letter of credit facilities for certain leased facilities and the aforementioned $3,000,000 payable to a previous landlord.

6. Other Accrued Liabilities

Other accrued liabilities consist of the following:

	As of December 31,
	2005	2004
	(U.S. dollars in thousands)
Income and other taxes payable	$4,497	$3,997
Restructuring (Note 4)	815	5,517
Legal costs	783	783
Other	4,131	3,837

Total other accrued liabilities	$10,226	$14,134

7. Fair Value of Financial Instruments

The carrying amount of cash and cash equivalents, accounts receivable, accounts payable and accrued liabilities approximates fair value due to the short-term maturities of these investments. The fair value of trading securities are based on quoted market prices at year end.

The estimated fair value of the Company’s financial instruments are as follows:

	As of December 31,
	2005		2004
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
	(U.S. dollars in thousands)
Non Derivatives
Current assets:
Cash and cash equivalents	$27,936	$27,936	$33,250	$33,250
Restricted cash	495	495	3,495	3,495
Marketable securities—trading	23,685	23,685	23,170	23,170
Accounts receivable	17,949	17,949	12,912	12,912

Current liabilities:
Accounts payable	2,406	2,406	2,602	2,602
Other accrued liabilities	10,226	10,226	14,134	14,134

The carrying amounts in the table are included in the consolidated balance sheets under the indicated captions. As previously discussed, approximately $8.2 million was reclassified from marketable securities to cash equivalents as of December 31, 2004 to conform to the current period presentation.

8. Operating Lease Commitments

The Company leases office space under non-cancelable operating leases with various expiration dates through 2013 and certain leases have renewal options with rentals based upon changes in the fair market value of the property. Rent expense under all operating leases was approximately $4,237,000, $7,122,000, and $9,374,000 in 2005, 2004 and 2003, respectively. The decrease in rent expense in both 2005 and 2004 compared to the previous year is related to our restructuring activities. Rental income under all operating subleases was approximately $2,589,000, $1,542,000, and $908,000 in 2005, 2004 and 2003, respectively. Future minimum lease payments under all operating leases as of December 31, 2005 are as follows (U.S. dollars in thousands):

Year ending December 31,	Future Lease Payments	Future Rental Income
2006	$5,072	$2,369
2007	3,980	1,908
2008	3,863	835
2009	3,641	310
2010	3,519	280
Thereafter	7,332	701

Total	$27,407	$6,403

As of December 31, 2005, approximately $1,952,000 of the $27,407,000 contractual operating lease obligations has been accrued as a result of our restructuring plans in 2003, 2002, and 2001.

9. Other Non-Current Assets

Other non-current assets consist of the following:

	As of December 31,
	2005	2004
	(U.S. dollars in thousands)
Amortizable intangible assets
Purchased technology	$3,429	$3,429
Accumulated amortization	(3,355)	(3,122)

Total amortizable intangible assets	74	307

Security deposits and other non-current assets	117	134

Total other non-current assets, net	$191	$441

10. Goodwill, Indefinite Lived Intangible, and Other Non-Current Assets

Identifiable intangible assets comprise goodwill, which is not amortizable, and certain intangible other non-current assets, which are amortizable.

In October 2004, the Company received $600,000 from its insurers in connection with the favorable resolution of an acquisition contingency, relating to litigation, which resulted in the recognition of $600,000 of income.

Other non-current asset amortization for the years ended December 31, 2005, 2004 and 2003 was $233,000, $578,000 and $796,000, respectively. Other non-current asset amortization is estimated to be approximately $49,000 in 2006 and $25,000 in 2007.

Intangible assets are analyzed as follows:

	As of December 31,
	2005	2004
	(U.S. dollars in thousands)
Purchased Technology	$3,429	$3,429
Accumulated Amortization	(3,355)	(3,122)

Net	$74	$307

In October 2003, in accordance with SFAS 142, the Company completed its assessment of the carrying value of purchased technologies and completed the relevant impairment tests as required by SFAS 144. Due to unfavorable market conditions and changes in the Company’s product strategy, it was determined that the carrying values of purchased technologies exceeded their fair value resulting in the Company recording a non-cash impairment charge of $80,000 in 2003.

11. Property and Equipment

Property and equipment consists of the following:

	As of December 31,
	2005	2004
	(U.S. dollars in thousands)
Computer equipment	$14,165	$13,762
Leasehold improvements	6,199	6,193
Office equipment	745	653
Furniture and fixtures	1,110	1,104

Total property and equipment	$22,219	$21,712
Accumulated depreciation	(18,326)	(16,861)

Total property and equipment, net	$3,893	$4,851

During 2005, the Company reduced its cost and accumulated depreciation by $658,000 related to asset retirements.

12. Redeemable Preference Shares and Shareholders’ Equity

IONA’s authorized share capital is divided into redeemable preference shares (“preference shares”) of €0.0025 par value per share and ordinary shares of €0.0025 par value per share.

The preference shares confer on the holders thereof the right to receive notice of and to attend all general meetings of IONA but not the right to vote on any resolution proposed therefore. They confer on the holders thereof the right to be paid out of the profits available for distribution, in priority to any payment of dividend on any other class of shares in IONA, a fixed cumulative preference dividend at a rate of 6% per annum on the amount paid up on the preference shares. Upon winding up of IONA, the preference shares confer upon the holders thereof the right to repayment of the capital paid thereon, together with payment of all arrears of preferential dividend, whether declared or not, to the date of redemption of the preference shares in priority to payment of any dividend or repayment of capital to the holders of the ordinary shares in the capital of IONA. Such preference shares do not, however, confer upon the holders thereof any further rights to participate in the assets of IONA.

Dividends may only be declared and paid out of profits available for distribution determined in accordance with generally accepted accounting principles in Ireland and applicable Irish Company Law. Any dividends on the ordinary shares, if and when declared, will be declared and paid in U.S. dollars. The amount of retained earnings available for distribution as dividends at December 31, 2005, 2004 and 2003, at the exchange rates in effect on those dates, was nil.

13. Share Option Schemes

The Company has elected to follow Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees” (“APB 25”) and related interpretations in accounting for its stock options. Under APB 25, the Company recognized compensation expense of nil, $38,000 and $199,000 during 2005, 2004 and 2003, respectively, for those instances in which the exercise prices of IONA’s stock options were less than the estimated market price of the underlying shares on the date of grant and for the stock compensation arising on the Netfish acquisition (Note 3).

IONA’s Executive Share Option Scheme has authorized the grant of options to purchase up to an aggregate of 1,125,500 ordinary shares to personnel. All options granted have seven year terms and generally vest in equal installments on each of the first, second, third and fourth anniversaries of the date of grant. As of December 31, 2005, an aggregate of 5,145 ordinary shares remain issuable upon the exercise of options outstanding under the Executive Share Option Scheme.

During 1997, IONA’s Board of Directors and shareholders approved the 1997 Share Option Scheme which provides for the grant of share options to employees, consultants, directors and officers of IONA. The 1997 Share Option Scheme initially provided for the issuance of up to 2,250,000 of IONA’s ordinary shares. In 1998, IONA’s Board of Directors and shareholders approved an amendment to the 1997 Share Option Scheme, providing for an increase in the number of ordinary shares that may be issued under the 1997 Share Option Scheme to an aggregate of 4,750,000. In 2000, IONA’s Board of Directors and shareholders approved an amendment to the 1997 Share Option Scheme, providing for an increase in the number of ordinary shares that may be issued under the 1997 Share Option Scheme to an aggregate of 8,900,000.

In 2001, IONA’s Board of Directors and shareholders approved an amendment to the 1997 Share Option Scheme, providing for an increase in the number of shares that may be issued under the 1997 Share Option Scheme to an aggregate of 12,900,000. Options granted under the 1997 Share Option Scheme expire ten years from the date of grant or five years from the date of grant in the case of an incentive stock option granted to an employee holding more than 10% of the total combined voting power of IONA. As of December 31, 2005, an aggregate of 9,433,044 ordinary shares remain issuable upon the exercise of options outstanding and options available for grant under the 1997 Share Option Scheme.

During 1997, IONA’s Board of Directors and shareholders also approved the 1997 Director Share Option Scheme which provides for the grant of options to purchase a maximum of 250,000 ordinary shares of IONA to non-employee directors of IONA. In July 2002, the Board of Directors and shareholders approved an amendment to the 1997 Director Share Option Scheme to increase the number of ordinary shares issuable under that scheme from 250,000 to 500,000 shares. As of December 31, 2005, an aggregate of 446,000 ordinary shares remain issuable upon the exercise of options outstanding and options available for grant under the 1997 Director Share Option Scheme.

In the fourth quarter of 2002, the Company made an offer to its employees, including executive officers other than the Chief Executive Officer and Chief Operating Officer, to exchange their outstanding options to purchase IONA’s ordinary shares that had an exercise price of more than $3.00 per share. Eligible options included options granted under the 1997 Share Option Scheme, the Genesis Development Corporation 1997 Stock Option Plan, the Object-Oriented Concepts, Inc. Stock Option Plan and the Netfish Technologies, Inc. 1999 Stock Option Plan. In exchange for eligible options, employees received a commitment for new stock options to be granted under the 1997 Share Option Scheme on or after May 15, 2003. Only those participants in the option exchange who were employees of the Company on the date the new options were granted were eligible to receive the new grant. Participating executive officers were required to forfeit, without exchange, all options granted on or after April 16, 2002. A total of 4,815,444 options were accepted for exchange under the offer and accordingly were canceled in November 2002. An additional 869,150 options were canceled without exchange. The Company granted new options to purchase approximately 3,191,884 shares on May 15, 2003. The new options granted under the offer have an exercise price of $1.99, which represented the fair market value of IONA’s ordinary shares, as determined by the last reported sale price of IONA’s ordinary shares on the NASDAQ National Market on May 14, 2003.

A summary of IONA’s stock option activity, and related information for the years ended December 31, 2005, 2004 and 2003 follows:

	As of Year Ended December 31,
	2005		2004		2003
	Number of Options	Weighted- Average Exercise Price	Number of Options	Weighted- Average Exercise Price	Number of Options	Weighted- Average Exercise Price
Outstanding-beginning of period	5,605,339	$4.93	4,103,777	$3.87	820,994	$14.57
Granted	2,469,850	4.05	3,075,250	5.54	5,817,534	2.19
Forfeitures	(1,070,080)	4.67	(954,049)	4.22	(1,689,831)	4.21
Exercised	(383,464)	2.06	(619,639)	2.09	(844,920)	1.98

Outstanding-end of period	6,621,645	$4.81	5,605,339	$4.93	4,103,777	$3.87

Exercisable at end of period	2,715,672	$5.74	1,836,493	$6.41	1,171,027	$7.55

	As of Year Ended December 31,
	2005		2004		2003
	Fair Value	Weighted- Average Exercise Price	Fair Value	Weighted- Average Exercise Price	Fair Value	Weighted- Average Exercise Price
Weighted-average fair value of options granted during the year for options whose exercise price equals the market price of the ordinary shares on the date of grant	$2.43	$4.05	$3.75	$5.54	$1.92	$2.19

Exercise prices for options outstanding as of December 31, 2005 ranged from $0.32 to $74.50 per share. An analysis of options outstanding at December 31, 2005 is as follows.

	Options Outstanding			Options Exercisable
Exercise Price	Number of Shares	Weighted Average Remaining Contractual Life (in years)	Weighted- Average Exercise Price	Number of Shares	Weighted- Average Exercise Price
Less than $5.00 per share	4,228,625	8.4	$2.86	1,830,369	$2.61
Greater than $5.00 per share and less than $15.00 per share	2,264,715	8.3	6.49	756,998	7.61
Greater than $15.00 per share	128,305	5.3	39.33	128,305	39.33

Total	6,621,645	8.3	$4.81	2,715,672	$5.74

14. 1999 Employee Share Purchase Plan

In August 1999, the Company established a qualified Employee Share Purchase Plan, the terms of which allow for qualified employees (as defined) to participate in the purchase of designated shares of IONA’s ordinary shares at a price equal to the lower of 85% of the closing price at the beginning or end of each semi-annual stock purchase period. As of December 31, 2005, 2004 and 2003, 1,174,949, 1,001,476 and 823,221 shares have been issued under the plan, respectively.

15. Net (Loss) Income Per Ordinary Share And ADS

The following sets forth the computation of basic and diluted net (loss) income per ordinary share and ADS:

	Year Ended December 31,
	2005	2004	2003
	(In thousands, except per share data)
Numerator:
Numerator for basic and diluted net (loss) income per ordinary share and ADS—(loss) income available to ordinary shareholders	$(843)	$192	$(44,236)

Denominator:
Denominator for basic net (loss) income per ordinary and ADS share—weighted-average ordinary shares and ADS	35,139	34,570	33,335
Effect of employee stock options	—	1,763	—

Denominator for diluted net (loss) income per ordinary share and ADS	35,139	36,333	33,335

Basic net (loss) income per ordinary share and ADS	$(0.02)	$0.01	$(1.33)

Diluted net (loss) income per ordinary share and ADS	$(0.02)	$0.01	$(1.33)

In 2005 and 2003, all outstanding stock options granted have been excluded from the calculation of the diluted net loss per share because all such securities were anti-dilutive. The total number of shares related to the outstanding options excluded from the calculations of diluted net loss per share were approximately 860,000 and 700,000 for the years ended December 31, 2005 and 2003, respectively.

16. Income Taxes

Income (loss) before provision for income taxes consists of the following:

	Year Ended December 31,
	2005	2004	2003
	(U.S. dollars in thousands)
Ireland*	$(2,717)	$(1,118)	$(43,355)
Rest of World	2,794	1,876	67

Total	$77	$758	$(43,288)

*	Domestic

The provision for income taxes consists of the following:

	Year Ended December 31,
	2005	2004	2003
	(U.S. dollars in thousands)
Current:
Ireland	$448	$92	$392
Rest of World	472	474	556

Total current	920	566	948
Deferred:
Ireland	—	—	—
Rest of World	—	—	—

Total deferred	—	—	—

Total provision for income taxes	$920	$566	$948

The provision for income taxes differs from the amount computed by applying the statutory income tax rate to income (loss) before taxes. The sources and tax effects of the differences are as follows:

	Year Ended December 31,
	2005	2004	2003
	(U.S. dollars in thousands)
Income taxes computed at the Irish statutory income tax rate of 12.5%	$10	$95	$(5,411)
Income (loss) from Irish manufacturing operations at lower rates	123	25	1,047
Operating losses not utilized	490	192	4,952
Operating losses utilized	(1,548)	(372)	—
Income (loss) subject to different rates of tax	1,736	405	(142)
Income not subject to tax	(106)	(37)	(59)
Non-deductible expenses	101	324	524
Other items	114	(66)	37

Total provision for income taxes	$920	$566	$948

The effect on basic and diluted net (loss) income per ordinary share and per ADS of the Irish manufacturing operations being taxed at a lower rate than the Irish Statutory income tax rate was nil for the years ended December 31, 2005 and 2004, and an increase in net loss per share of $0.03 and $0.03, respectively, for the year ended December 31, 2003.

	Year Ended December 31,
	2005	2004	2003
	(U.S. dollars in thousands)
Deferred tax assets:
Principally net operating loss carryforwards	$62,040	$55,629	$53,620

Total deferred tax assets	62,040	55,629	53,620
Valuation allowance	(62,040)	(55,629)	(53,620)

Net deferred tax assets	$—	$—	$—

The valuation allowance increased $6,411,000 in 2005 and $2,009,000 in 2004.

At December 31, 2005 the Company has a net operating loss carryforward of approximately $118,903,000, including approximately $65,000,000 pre-acquisition losses from the Netfish acquisition, for U.S. federal tax purposes which will expire in the tax years 2011 through 2024 if not previously utilized. Similar amounts are available for state purposes with expiration generally through 2010. Utilization of the net operating loss carryforward may be subject to an annual limitation due to the change in ownership rules provided by the Internal Revenue Code of 1986. This limitation and other restrictions provided by the Internal Revenue Code of 1986 may reduce the net operating loss carryforward such that it would not be available to offset future taxable income of the U.S. subsidiaries.

At December 31, 2005 approximately $31,000,000 of the net operating loss carryforwards in the United States result from disqualifying dispositions. The tax value of the disqualifying dispositions has not been recognized in the tax reconciliation note as the utilization of the net operating loss carryforwards will result in an increase in Additional Paid-In Capital and not a reduction in Provision for Income Taxes. At December 31, 2005, $12,560,000 of the valuation allowance related to disqualifying dispositions.

At December 31, 2005 the Company also had net operating loss carryforwards totaling approximately $124,500,000 for Irish income tax purposes which carry forward indefinitely.

At December 31, 2005 the Company also had net operating loss carryforwards totaling approximately $2,900,000 for Australian income tax purposes which carry forward indefinitely. However, as of December 31, 2005, the Company no longer had active operations in Australia.

The utilization of these net operating loss carryforwards is limited to the future profitable operation of the Company in the related tax jurisdictions in which such carryforwards arose. Valuation allowances of 100% have been provided against the net operating loss carryforwards because of the history of operating losses in the related tax jurisdictions.

Significant judgment is required in determining the Company’s worldwide income tax expense provision. In the ordinary course of a global business, there are many transactions and calculations where the ultimate tax outcome is uncertain. Some of these uncertainties arise as a consequence of income sharing and cost reimbursement arrangements among related entities, the process of identifying items of income and expense that qualify for preferential tax treatment and segregation of foreign and domestic income and expense to avoid double taxation. The Company has reserves for taxes that may become payable in future periods as a result of tax audits. It is the Company’s policy to establish reserves for taxes that may become payable in future years as a result of examination by tax authorities. The tax reserves are analyzed at each balance sheet date and adjustments are made as events occur to warrant adjustment to the reserves. At any given time the Company may be undergoing tax audits in several jurisdictions and covering multiple years. The tax reserve is the Company’s best estimate of the potential liability for tax contingencies. Inherent uncertainties exist in estimates of tax contingencies due to changes in tax law, both legislated and concluded through the various jurisdictions’ court systems. It is the opinion of the Company’s management that the possibility is remote that costs in excess of those accrued will have a material adverse impact on the Company’s consolidated financial statements. The Company expects the completion of certain of these tax audits in the near term. However, based on the currently available information, The Company is not able, at this time, to determine if it is reasonably possible that the final outcome of tax examinations will result in a materially different outcome than assumed in its tax reserves.

17. Industry and Geographic Information

Statement of Financial Accounting Standards No. 131, “Disclosures about Segments of an Enterprise and Related Information” (“SFAS 131”), established standards for reporting information about operating segments. Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. The Company has one reportable segment: enterprise infrastructure software. The Company also provides professional services, consisting of consulting and training, customer support of all its products, and, to a limited extent, product customization and enhancements.

The accounting policies of the reportable segment are the same as those described in the summary of significant accounting policies.

Although the Company operates as a single, integrated business, certain product groups accounted for a significant portion of the Company’s revenue. For the years ended December 31, 2005, 2004 and 2003 our Artix family of products accounted for 14%, 6% and 2% of revenue, respectively. For the years ended December 31, 2005, 2004 and 2003 our CORBA family of products accounted for 86%, 94% and 98% of revenue, respectively.

The following is a summary of enterprise-wide geographic areas information:

Revenue by Geographic Region:

	Year Ended December 31,
	2005	2004	2003
	(U.S. dollars in thousands)
Americas	$32,196	$34,860	$38,338
European Countries	26,857	22,804	24,657
Rest of World	7,753	10,355	11,195

Consolidated total	$66,806	$68,019	$74,190

Revenue are attributed to countries based on the location of customers.

Long Lived Assets:

	As of December 31,
	2005	2004	2003
	(U.S. dollars in thousands)
Country of Domicile
Ireland	$2,469	$3,498	$4,647
Foreign Countries
Americas	1,228	1,352	2,152
Rest of World	387	442	406

Consolidated total	$4,084	$5,292	$7,205

18. Related Party Transactions

In August 2003, the Company entered into a consulting agreement with a company called Claright, founded by Mr. Peter M. Zotto, the Company’s Chief Executive Officer. Under this agreement, Mr. Zotto, prior to his becoming an employee of the Company, was hired through Claright to provide marketing and related consulting services to the Company. The consulting arrangement was terminated in October 2003, prior to Mr. Zotto being hired as the Company’s Chief Operating Officer. The Company paid Claright fees of approximately $101,750 for such services.

Since July 2003, the Company has engaged K Capital Source Limited, or K Capital, to provide capital market communication and advisory services. Mark Kenny, a principal of K Capital, is the son of one of IONA’s directors, Dr. Ivor Kenny. Under its agreement with K Capital, the Company currently pays $45,000 per fiscal quarter for such services. No amounts relating to services rendered were outstanding as of December 31, 2005. The Company paid K Capital fees of approximately $175,000, $190,000 and $80,000 for such services in 2005, 2004 and 2003, respectively.

The Company provides product-related consulting services and support services to eircom PLC, or eircom, both for software that eircom licenses from the Company and from third parties. Kevin Melia, the Chairman of IONA’s Board of Directors, and John Conroy, one of IONA’s Directors, are members of the board of directors of eircom. During the second quarter of 2005, the Company provided consulting services to eircom pursuant to a consulting agreement. Under the terms of the consulting agreement, eircom paid the Company approximately €15,000 for consulting services. During the third quarter of 2005, the Company agreed to a software maintenance and support arrangement with eircom. Under the terms of this one-year support services agreement, eircom paid the Company approximately €25,000.

The Company provides support services to Royal Bank of Scotland (the parent of Ulster Bank), or Royal Bank, for the software that Royal Bank licenses from the Company. During the third quarter of 2005, the Company renewed its software maintenance and support arrangement with the Royal Bank of Scotland. Under the terms of this one-year support services agreement, the Royal Bank of Scotland paid the Company approximately €236,000. At the time of the foregoing transaction, William Burgess, a member of IONA’s Board of Directors, was a member of the board of directors of Ulster Bank.

The Company provides software maintenance and support services to Fineos Corporation Limited, or Fineos, for the software that Fineos licenses from the Company. During the fourth quarter of 2005, the Company renewed its software maintenance and support arrangement with Fineos. Under the terms of this one-year support services agreement, Fineos paid the Company approximately €65,000. At the time of the foregoing transaction, William Burgess was a member of the board of directors of Fineos Corporation Limited.

The Company provided support services to Manugistics, Inc., or Manugistics, for the software that Manugistics licensed from the Company. Under the terms of this one-year support services agreement, Manugistics paid us approximately $255,000. Kevin Melia is a member of the board of directors of Manugistics.

19. Litigation

The Company is involved in various legal proceedings and disputes that arise in the normal course of business. Disputes can be expensive and disruptive to normal business operations. The Company believes that it has meritorious defenses to these matters. In 2003 the Company settled a lawsuit which arose in connection with the termination of a Netfish employee by Netfish prior to IONA’s acquisition of Netfish. Since settlement of the underlying lawsuit, the Company has also reached settlement with Netfish’s insurers over payment of the legal fees incurred by the Company. Netfish’s former Chief Executive Officer asserts that the Company is obligated to reimburse him for his legal expenses incurred in connection with this suit. The Company vigorously disputes and is in discussions with the former Netfish Chief Executive Officer over the matter.

US GAAP FINANCIAL STATEMENTS FOR FISCAL YEAR ENDED DECEMBER 31, 2006 AS INCORPRATED IN THE ANNUAL REPORT FILED ON FORM 20-F

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of IONA Technologies PLC

We have audited the accompanying consolidated balance sheets of IONA Technologies PLC (the “Company”) as of December 31, 2006 and 2005 and the related consolidated statements of operations, changes in shareholders’ equity and cash flows for each of the three years in the period ended December 31, 2006. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of IONA Technologies PLC as of December 31, 2006 and 2005, and the consolidated results of its operations and its consolidated cash flows for each of the three years in the period ended December 31, 2006, in conformity with U.S. generally accepted accounting principles.

/S/ ERNST & YOUNG

Dublin, Ireland

April 27, 2007

IONA TECHNOLOGIES PLC

CONSOLIDATED BALANCE SHEETS

(U.S. dollars in thousands, except share and per share data)

	December 31,
	2006	2005
ASSETS
Current assets:
Cash and cash equivalents	$37,569	$27,936
Restricted cash (Note 5)	295	495
Marketable securities (Note 2)	16,100	23,685
Accounts receivable, net of allowance for doubtful accounts of $653 at December 31, 2006 and $740 at December 31, 2005	26,484	17,949
Prepaid expenses	1,524	2,033
Other current assets	126	921

Total current assets	82,098	73,019
Property and equipment, net (Note 8)	2,859	3,893
Other assets, net	140	191

Total assets	$85,097	$77,103

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$957	$2,406
Accrued payroll and related expenses	7,109	5,385
Deferred revenue	20,351	21,618
Other accrued liabilities (Note 6)	10,912	10,226

Total current liabilities	39,329	39,635
Long-term deferred revenue	976	1,090
Other liabilities (Note 4)	995	1,137

Commitments and contingencies	—	—
Redeemable preference shares, €0.0025 par value, 101,250,000 shares authorized; None issued and outstanding (Note 9)	—	—
Shareholders’ equity:
Ordinary shares, €0.0025 par value; 150,000,000 shares authorized; 35,929,627 and 35,360,538 shares issued and outstanding at December 31, 2006 and 2005, respectively (Note 9)	99	98
Additional paid-in capital	501,992	495,957
Accumulated deficit	(458,294)	(460,814)
Accumulated other comprehensive income	—	—

Total shareholders’ equity	43,797	35,241

Total liabilities and shareholders’ equity	$85,097	$77,103

The accompanying notes are an integral part of these consolidated financial statements.

Certain amounts reported in the prior year have been reclassified to conform with the presentation in 2006.

IONA TECHNOLOGIES PLC

CONSOLIDATED STATEMENTS OF OPERATIONS

(U.S. dollars in thousands, except share and per share data)

	Year Ended December 31,
	2006	2005	2004
Revenue:
Product revenue	$42,056	$33,630	$30,735
Service revenue	35,782	33,176	37,284

Total revenue (Note 14)	77,838	66,806	68,019

Cost of Revenue:
Cost of product revenue	523	636	435
Cost of service revenue	13,220	11,684	11,790

Total cost of revenue	13,743	12,320	12,225

Gross profit	64,095	54,486	55,794

Operating expenses:
Research and development	15,946	15,848	17,204
Sales and marketing	33,221	30,293	29,263
General and administrative	12,375	9,287	8,808
Amortization of other assets	—	94	374
Restructuring (Note 4)	—	(189)	—
Adjustment of acquisition liabilities (Note 3)	—	—	(600)

Total operating expenses	61,542	55,333	55,049

Income (loss) from operations	2,553	(847)	745
Interest income, net	1,738	825	286
Net exchange (loss) gain	(559)	99	(273)

Income before provision for income taxes	3,732	77	758
Provision for income taxes (Note 13)	1,212	920	566

Net income (loss)	$2,520	$(843)	$192

Basic net income (loss) per ordinary share and per ADS	$0.07	$(0.02)	$0.01

Shares used in computing basic net income (loss) per ordinary share and per ADS	35,648	35,139	34,570

Diluted net income (loss) per ordinary share and per ADS	$0.07	$(0.02)	$0.01
Shares used in computing diluted net income (loss) per ordinary share and per ADS (Note 12)	36,269	35,139	36,333

The accompanying notes are an integral part of these consolidated financial statements.

Certain amounts reported in the prior year have been reclassified to conform with the presentation in 2006.

IONA TECHNOLOGIES PLC

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

(U.S. dollars in thousands, except share data)

	Number of Shares	Share Capital	Additional Paid-in Capital	Accumulated Deficit	Deferred Share-Based Compensation	Other Comprehensive Income	Total Shareholders’ Equity
Balance at December 31, 2003	34,005,707	$94	$493,260	$(460,163)	$(79)	$—	$33,112
Amortization of deferred share-based compensation	—	—	—	—	38	—	38
Employee share purchase plan (Note 11)	178,255	1	393	—	—	—	394
Reversal of deferred share-based compensation on expiry or forfeiture of options	—	—	(41)	—	41	—	—
Issuance of ordinary shares on exercise of options (Note 10)	619,639	1	1,225	—	—	—	1,226
Net income	—	—	—	192	—	—	192

Balance at December 31, 2004	34,803,601	96	494,837	(459,971)	—	—	34,962
Employee share purchase plan (Note 11)	173,473	1	425	—	—	—	426
Issuance of ordinary shares on exercise of options (Note 10)	383,464	1	695	—	—	—	696
Net loss	—	—	—	(843)	—	—	(843)

Balance at December 31, 2005	35,360,538	98	495,957	(460,814)	—	—	35,241
Employee share purchase plan (Note 11)	172,729	—	473	—	—	—	473
Issuance of ordinary shares on exercise of options (Note 10)	396,360	1	945	—	—	—	946
Share-based compensation (Note 10)	—	—	4,617	—	—	—	4,617
Other comprehensive income	—	—	—	—	—	—	—
Net income	—	—	—	2,520	—	—	2,520

Balance at December 31, 2006	35,929,627	$99	$501,992	$(458,294)	$—	$—	$43,797

The accompanying notes are an integral part of these consolidated financial statements.

IONA TECHNOLOGIES PLC

CONSOLIDATED STATEMENTS OF CASH FLOWS

(U.S. dollars in thousands)

	Year Ended December 31,
	2006	2005	2004
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$2,520	$(843)	$192
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	2,007	2,356	3,060
Share-based compensation	4,617	—	38
Provision for doubtful accounts	88	(333)	188
(Profit) loss on marketable securities	(233)	(199)	138
Loss on disposal of property and equipment	1	4	50
Changes in operating assets and liabilities:
Restricted cash deposits	200	3,000	250
Purchase of marketable securities	(8,927)	(33,291)	(27,721)
Sale of marketable securities	8,700	32,975	25,800
Accounts receivable	(8,623)	(4,704)	10,155
Prepaid expenses	509	(430)	936
Other assets	671	200	(617)
Accounts payable	(1,449)	(196)	119
Accrued payroll and related expenses	1,724	(149)	(1,726)
Other liabilities	544	(5,186)	(6,724)
Deferred revenue	(1,381)	1,529	(2,731)

Net cash provided by (used in) operating activities	$968	$(5,267)	$1,407

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	$(799)	$(1,169)	$(1,122)
Purchase of other assets	—	—	(176)
Proceeds from disposal of property and equipment	—	—	4
Purchase of marketable securities	(58,163)	—	—
Sale of marketable securities	66,208	—	—

Net cash used in investing activities	$7,246	$(1,169)	$(1,294)

CASH FLOWS FROM FINANCING ACTIVITIES:
Issuance of shares, net of issuance costs	$1,419	$1,122	$1,620

Net cash provided by financing activities	$1,419	$1,122	$1,620

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	$9,633	$(5,314)	$1,733
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	27,936	33,250	31,517

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$37,569	$27,936	$33,250

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Income taxes paid	$1,312	$263	$609

The accompanying notes are an integral part of these consolidated financial statements.

Certain amounts reported in the prior year have been reclassified to conform with the presentation in 2006.

IONA TECHNOLOGIES PLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Organization and Summary of Significant Accounting Policies

Organization

IONA Technologies PLC (IONA) is organized as a public limited company under the laws of Ireland. IONA Technologies PLC and its subsidiaries, all of which are wholly-owned (the Company), provide infrastructure software. The Company also provides professional services, consisting of customer consulting and training and, to a limited extent, product configuration and enhancement, as well as customer technical support. The Company’s major customers, based on revenue earned, are corporate information technology departments of U.S. businesses. The Company also earns significant revenue from similar customers in European countries and the rest of the world.

Basis of Presentation and Principles of Consolidation

The accompanying Consolidated Financial Statements are prepared in accordance with United States generally accepted accounting principles (U.S. GAAP). The preparation of financial statements requires management to make estimates and assumptions that affect the amounts reported in the financial statements and the accompanying footnotes. Actual results could differ from those estimates.

The accompanying Consolidated Financial Statements include IONA and its wholly-owned subsidiaries in the United States, British West Indies, Europe, Australia, Japan, China, Canada, Singapore and Korea after eliminating all material intercompany accounts and transactions.

Companies Acts, 1963 to 2006

The financial information relating to IONA included in this document does not comprise full group accounts as referred to in Regulation 40 of the European Communities (Companies: Group Accounts) Regulations 1992, copies of which are required by that Act to be annexed to a Company’s annual return. The auditors have made reports without qualification and without reference to an emphasis of matter under Section 193 of the Companies Act, 1990 in respect of the Consolidated Financial Statements for the years ended December 31, 2005 and 2004. Copies of the Consolidated Financial Statements for each of the years ended December 31, 2005 and 2004 have been so annexed to the relevant annual returns, and a copy of the Consolidated Financial Statements for the year ended December 31, 2006 together with the report of the auditors thereon will in due course be annexed to the relevant annual return, which will be filed after the annual general meeting of IONA in 2007.

Foreign Currency Translation

The U.S. dollar is the functional currency for the Company. In accordance with Statement of Financial Accounting Standards (SFAS) No. 52, Foreign Currency Translation (SFAS 52), assets and liabilities denominated in foreign currencies are translated at year end exchange rates while revenue and expenses are translated at rates approximating those ruling at the dates of the related transactions. Resulting gains and losses are included in net income (loss) for the year.

Revenue Recognition

The Company’s revenue is derived from product license fees and charges for professional services. The Company follows the revenue recognition criteria of Statement of Position (SOP) 97-2, Software Revenue Recognition, as amended by SOP 98-4 and SOP 98-9 issued by the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants and related interpretations (collectively, SOP 97-2).

The Company does not enter into arrangements to deliver software requiring significant production, modification or customization to its software products.

Under the terms of SOP 97-2, the Company recognizes revenue when all of the following criteria are met:

—	persuasive evidence of an arrangement exists;

—	delivery has occurred;

—	fee is fixed or determinable; and

—	collectability is probable.

For arrangements with multiple elements, the Company allocates revenue to each element of a transaction based upon its fair value as determined by vendor specific objective evidence (VSOE). VSOE of fair value for each element of an arrangement is based upon the normal pricing and discounting practices for each element when sold separately, including the renewal rate for support services. The Company maintains management approved price lists for its product licenses, customer support and professional services. The Company infrequently offers discounts on its customer support or professional services, and if offered, such discounts are usually insignificant. If the Company cannot objectively determine the fair value of any undelivered element included in the multiple element arrangement, revenue is deferred until all elements are delivered, services have been performed, or until fair value can be objectively determined. When the fair value of a delivered element cannot be established, the Company uses the residual method to record revenue, provided the fair value of all undelivered elements is determinable. Under the residual method, the fair value of the undelivered elements is deferred and the remaining portion of the arrangement fee is allocated to the delivered elements and is recognized as revenue.

The Company believes that its normal pricing and discounting practices provide a basis for establishing VSOE of fair value for the undelivered elements based on the following facts:

—

Support contracts are regularly sold on a stand-alone basis to customers that choose to renew the support contract beyond the initial term. Support contract pricing is based on established list pricing. The renewal purchases at consistent pricing provide the basis for VSOE on the support contracts. Support revenue is recognized ratably over the contract term.

—

Consulting contracts are regularly sold on a stand-alone basis to customers requesting these services. Consulting contract pricing is at a daily flat rate and customers purchase an appropriate number of service days. The consulting services delivered on a stand-alone basis at consistent pricing provide the basis for VSOE on the consulting contracts. Consulting revenue is recognized as the services are performed.

The Company performs a quarterly analysis of all contracts to ensure that the actual allocation of fair value to undelivered elements is not significantly different from the established VSOE rates for the individual elements. The analysis is segmented by geographical region, level of support, and type of customer (i.e. end-user licensee or licensee with rights of distribution).

The Company assesses whether fees are fixed or determinable at the time of sale and recognizes revenue if all other revenue recognition requirements are met. The Company’s standard payment terms are generally net 30 days. Payment terms, however, may vary based on the country in which the agreement is executed. Payments that extend beyond 30 days from the contract date, but that are due within twelve months, are generally deemed to be fixed or determinable based on the Company’s successful collection history on such arrangements, and thereby satisfy the required criteria for revenue recognition.

The Company assesses whether collection is probable at the time of the transaction based on a number of factors, including the customer’s past transaction history and credit-worthiness. If the Company determines that the collection of the fee is not probable, the fee is deferred and revenue is recognized at the time collection becomes probable, which is generally upon the receipt of cash.

The Company delivers products by overnight courier F.O.B origin or electronically, and its software arrangements typically do not contain acceptance provisions. Accordingly, delivery is satisfied when the product leaves the Company’s premises, or if shipped electronically, when the customer has been provided with access codes to allow them to take immediate possession of the software.

Revenue from royalty arrangements in excess of guaranteed amounts is recognized upon notification of such royalties payable by the customer.

Allowances for Doubtful Accounts

The Company makes judgments on its ability to collect outstanding receivables and provide allowances for the portion of receivables when collection becomes doubtful. Provisions are made based upon a specific review of all significant outstanding receivables. In determining the provision, the Company analyzes the historical collection experience and current economic trends.

The following is a summary of the allowance for doubtful accounts for the periods indicated (in thousands):

	Balance at Beginning of Period	Additions (Reversals)	Deductions(1)	Balance at End of Period
Year ended December 31, 2006	$740	$88	$175	$653
Year ended December 31, 2005	$1,073	$(333)	—	$740
Year ended December 31, 2004	$1,093	$188	$208	$1,073

(1)	Actual write-offs of uncollectible accounts receivable.

Cost of Revenue

Cost of revenue includes the costs of products and services. Cost of product revenue consists primarily of product media and duplication, manuals, packaging materials, shipping and handling expenses, third-party royalties and, to a lesser extent, the salaries and benefits of certain personnel and related operating costs of computer equipment. Cost of service revenue consists primarily of personnel costs for consultancy, training, customer support, product configuration and implementation, and related operating costs of computer equipment and travel expenses.

Cash Equivalents

The Company considers all highly liquid investments with insignificant interest rate risk and purchased with a maturity of three months or less to be cash equivalents.

Financial Instruments

The carrying value of cash and cash equivalents, restricted cash, accounts receivable, accounts payable, and other accrued liabilities approximates fair value due to short-term maturities of these assets and liabilities. Fair values of short-term investments are based on quoted market prices at the date of measurement.

Marketable Securities

Marketable securities consist of corporate bonds and U.S. government agency fixed income securities. Marketable securities are stated at market value, and by policy, the Company invests primarily in high grade marketable securities to reduce risk of loss. On April 1, 2006, following a periodic review of its investment policy, management determined that it no longer intended to actively and frequently buy and sell these securities with the objective of generating profits on short-term differences in price and, accordingly, the Company’s investments in marketable securities were prospectively classified as available-for-sale under the provisions of SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities (SFAS 115), and unrealized holding gains and losses would be reflected in the Company’s accumulated other comprehensive income. Until April 1, 2006, these investments were classified as trading securities. The specific identification method is used to determine the cost basis of marketable securities disposed of.

Research and Development

Research and development expenditures are generally charged to operations as incurred. SFAS No. 86, Accounting for the Costs of Computer Software to be Sold, Leased or Otherwise Marketed (SFAS 86), requires capitalization of certain software development costs subsequent to the establishment of technological feasibility. Based on the Company’s product development process, technological feasibility is established upon completion of a working model. Development costs incurred by the Company between completion of the working model and the point at which the product is ready for general release have been insignificant.

Other Assets

Other assets represent costs of technology purchased or acquired from acquisitions, which have reached technological feasibility. The costs of technology have been capitalized and will be written off over their useful economic life estimated between three and four years in accordance with SFAS 86.

In accordance with SFAS No. 144, Accounting for Impairment of Long-Lived Assets, the Company is required to test its other assets for impairment whenever events or circumstances indicate that the value of the assets may be impaired. Factors the Company considers important, which could trigger impairment include:

—	significant underperformance relative to expected historical or projected future operating results;

—	significant changes in the manner of the Company’s use of the acquired assets or the strategy for its overall business;

—	significant negative industry or economic trends;

—	significant decline in IONA’s share price for a sustained period; and

—	significant decline in IONA’s market capitalization relative to net book value.

Property and Equipment

Property and equipment is stated at cost. Depreciation of leasehold improvements is computed using the shorter of the lease term or estimated useful life. Depreciation is computed using the straight-line method over the estimated useful lives of the assets as follows:

Computer equipment	3 years
Leasehold improvements	4 to 15 years
Office equipment	5 years
Furniture and fixtures	3 to 10 years

Depreciation expense was $1.8 million, $2.1 million and $2.5 million in 2006, 2005 and 2004, respectively.

Software Development Costs

The Company capitalizes certain software development costs associated with the development of its website and other internal financial software. These costs incurred are accounted for in accordance with Statement of Position 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use (SOP 98-1). In accordance with SOP 98-1, internal and external costs incurred to develop internal-use computer software during the application development stage are capitalized. Application development stage costs generally include software configuration, coding, installation and testing. Costs incurred for maintenance, testing minor upgrades and enhancements are expensed as incurred. Capitalized internal-use software development costs are included in property and equipment, and are amortized on a straight-line basis over the estimated useful lives of the related software, typically 3 years.

The Company capitalized approximately $0.2 million, $0.4 million and less than $0.1 million of software development costs during 2006, 2005 and 2004 respectively. Amortization associated with capitalized software development costs totaled approximately $0.5 million, $0.4 million, and $0.4 million during 2006, 2005 and 2004, respectively. At December 31, 2006, the Company has approximately $0.5 million of unamortized software development costs.

Concentration of Credit Risk

The Company sells its products to companies in various industries throughout the world and maintains reserves for potential credit losses. To date such losses have been within management’s expectations. The Company generally requires no collateral from its customers. Due in part to industry consolidation in some of the vertical markets the Company serves, sales to its two largest customers when aggregated represented approximately 28% of its net revenue for the year ended December 31, 2006. No customer accounted for more than 10% of the Company’s revenue in 2005 or 2004. Additionally, the same two customers accounted for approximately 45% of the Company’s gross accounts receivable balance as of December 31, 2006. No customer accounted for more than 10% of the Company’s gross accounts receivable balance as of December 31, 2005.

The Company invests its excess cash in low-risk, short-term deposit accounts with high credit-quality banks in the United States, China, Japan, British West Indies and Ireland. The Company performs periodic evaluations of the relative credit standing of all of the financial institutions with which it deals and considers the related credit risk to be minimal.

Compensated Absences

The Company accrues for the liability associated with employees’ absences from employment because of illness, holiday, vacation or other reasons in accordance with SFAS 43, Accounting for Compensated Absences. Prior to 2005, the Company did not accrue for this liability as the amount of compensation was not reasonably estimable. In the fourth quarter of 2005, the Company was able to implement a process to estimate its obligation for accrued vacation and consequently recorded a first time non-cash charge of $1.1 million.

Accounting for Income Taxes

The Company uses the asset and liability method in accounting for income taxes in accordance with SFAS No. 109, Accounting for Income Taxes (SFAS 109). Under this method, deferred tax assets and liabilities are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws which will be in effect when the differences are expected to reverse.

Share-Based Compensation

At December 31, 2006, the Company has five share-based employee compensation plans, which are more fully described in Note 10.

On January 1, 2006, the Company adopted the fair value recognition provisions of SFAS No. 123 (revised 2004), Share-Based Payment (SFAS 123R). Prior to January 1, 2006, the Company accounted for share-based payments under the recognition and measurement provisions of APB Opinion No. 25, Accounting for Stock Issued to Employees and related interpretations (collectively, APB 25). In accordance with APB 25, compensation cost for share options was measured as the excess, if any, of the fair market value of IONA’s shares at the date of the grant over the amount an employee must pay to acquire the shares. This cost was deferred and charged to expense ratably over the vesting period (generally four years).

The Company adopted SFAS 123R using the modified prospective transition method. Under that transition method, compensation cost recognized in year ended December 31, 2006, includes: a) compensation cost for all share-based payments granted prior to, but not yet vested as of January 1, 2006, based on the fair value on the date of grant estimated in accordance with the original provisions of SFAS No 123, Accounting for Share-based Compensation (SFAS 123) and b) compensation cost for all shared-based payments granted subsequent to January 1, 2006, based on the fair value on the date of grant estimated in accordance with the provisions of SFAS 123R. The results for the prior periods have not been restated.

The following table illustrates the effect on net (loss) income and net (loss) income per share if the Company had applied the fair value recognition provisions of SFAS 123 to share-based employee compensation (in thousands except per share amounts):

	Year Ended December 31,
	2005	2004
Net (loss) income, as reported	$(843)	$192
Add: Share-based compensation expense included in reported net (loss) income, net of related tax effects	—	38
Deduct: Total share-based employee compensation expense determined under fair value based method for all awards, net of related tax effects	(11,516)	(21,299)

Pro forma net loss	$(12,359)	$(21,069)

Net (loss) income per share:
Basic and diluted—as reported	$(0.02)	$0.01
Basic and diluted—pro forma	$(0.35)	$(0.61)

Defined Contribution Plans

The Company sponsors and contributes to defined contribution plans for certain employees and directors. Contribution amounts by the Company are determined by management and allocated to employees on a pro rata basis based on employees’ contributions. The Company contributed approximately $1.0 million, $1.1 million and $1.1 million to the plan in the years ended December 31, 2006, 2005 and 2004, respectively.

Advertising and Promotion Expense

All costs associated with advertising and promoting products are expensed as incurred. Advertising and promotion expense was $2.0 million, $2.2 million and $2.1 million for the years ended December 31, 2006, 2005 and 2004, respectively.

Comprehensive Income (Loss)

The Company accounts for comprehensive income (loss) in accordance with the provisions of SFAS No. 130, Reporting Comprehensive Income (SFAS 130). SFAS 130 establishes guidelines for the reporting and display of comprehensive income and its components in the financial statements. The components of comprehensive income (loss), net of tax, for the year ended December 31, 2006 are as follows (in thousands):

2006
Net income	$2,520
Other comprehensive income (loss):
Unrealized holding losses arising during period	—
Less: reclassification adjustment for gains realized in net income	—

Net unrealized losses on investments	—

Total comprehensive income	$2,520

Reclassifications

Certain amounts from prior periods have been reclassified to conform to the current period presentation. In 2005, the Company concluded that it was appropriate to classify commercial paper as cash equivalents. Previously, such funds had been classified as marketable securities. The Company made reclassifications amounting to $8.2 million and $11.6 million in 2004 and 2003, respectively, to reflect this reclassification by reducing marketable securities and increasing cash and cash equivalents. These reclassifications had no impact on the Company’s working capital or consolidated statements of operations. However it did result in a $3.4 million decrease in cash provided by operating activities in 2004.

Recent Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (FIN 48), which prescribes a recognition threshold and measurement process for recording in the financial statements uncertain tax positions taken or expected to be taken in a tax return. Additionally, FIN 48 provides guidance on derecognition, classification, accounting in interim periods and disclosure requirements for uncertain tax positions. The accounting provisions of FIN 48 will be effective for the Company beginning January 1, 2007. The Company has substantially completed its assessment of the impact of the adoption of FIN 48 and expects that the financial impact of the initial adoption, if any, will be immaterial to its financial position or results of operations.

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The provisions of SFAS 157 are effective as of January 1, 2008. The Company is currently evaluating the impact of adopting SFAS 157 but does not expect that the adoption of SFAS 157 will have any material impact on its consolidated financial statements.

In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities Including an amendment of FASB Statement No. 115 (SFAS 159). SFAS 159 permits a company to choose, at specified election dates, to measure at fair value certain eligible financial assets and liabilities that are not currently required to be measured at fair value. The specified election dates include, but are not limited to, the date when an entity first recognizes the item, when an entity enters into a firm commitment or when changes in the financial instrument causes it to no longer qualify for fair value accounting under a different accounting standard. An entity may elect the fair value option for eligible items that exist at the effective date. At that date, the difference between the carrying amounts and the fair values of eligible items for which the fair value option is elected should be recognized as a cumulative effect adjustment to the opening balance of retained earnings. The fair value option may be elected for each entire financial instrument, but need not be applied to all similar instruments. Once the fair value option has been elected, it is irrevocable. Unrealized gains and losses on items for which the fair value option has been elected will be reported in earnings. The accounting provisions of SFAS 159 will be effective for the Company beginning January 1, 2008. The Company is currently assessing the effect of adopting SFAS 159.

2. Marketable Securities

Marketable securities consist of corporate bonds and U.S. government agency fixed income securities. Marketable securities are stated at market value, and by policy, the Company invests primarily in high grade marketable securities to reduce risk of loss. As of December 31, 2006, marketable securities consist of auction rate securities with reset dates of up to March 2007 and maturity dates of up to March 2045. The weighted-average effective interest rates on the marketable securities was approximately 5.4%.

	As of December 31, 2006
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Market Value
	(U.S. dollars in thousands)
Corporate bonds	$—	—	—	$—
Auction rate securities	16,100	—	—	16,100

Total marketable securities	$16,100	$—	$—	$16,100

	As of December 31, 2005
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Market Value
	(U.S. dollars in thousands)
Corporate bonds	$3,484	—	(9)	$3,475
U.S. government agency securities	20,240	9	(39)	20,210

Total marketable securities	$23,724	$9	$(48)	$23,685

The change in unrealized loss included in net income (loss) is as follows:

	2006	2005	2004
	(U.S. dollars in thousands)
Unrealized loss at beginning of year	$(39)	$(139)	$(42)
Included in net income (loss) for the year	39	100	(97)

Unrealized loss at end of year	$—	$(39)	$(139)

3. Acquisition of Netfish Technologies, Inc.

In May 2001, a wholly-owned subsidiary of IONA merged with and into Netfish Technologies, Inc. (Netfish), for a total consideration of 5,036,318 newly-issued ordinary shares and replacement options, and $30.9 million of closing costs incurred in connection with the merger. Of the 4,221,216 newly-issued ordinary shares, 504,598 were held back by the Company in 2001 as a source of indemnification payments that may become due to the Company. If the Company made no claims for indemnification, 75% of the 504,598 ordinary shares, or 378,448 shares, would have been distributed to the former holders of Netfish shares in May 2002 and 25% of the 504,598 ordinary shares, or 126,150 shares, would have been distributed in May 2003. In May 2002, the Company held back 142,045 ordinary shares to cover indemnification claims made by the Company. In May 2003, an additional 126,150 ordinary shares were held back to cover the indemnification claims that the Company previously made. If pending indemnification claims are resolved in a manner unfavorable to the Company, up to 268,195 ordinary shares held back by the Company could be distributed to the former holders of Netfish shares.

In October 2004, the Company received $0.6 million from its insurers in connection with the favorable resolution of an acquisition contingency, relating to litigation costs, which resulted in the recognition of $0.6 million of income.

4. Restructuring

During prior periods, the Company’s management and Board of Directors approved restructuring plans, which included consolidation of excess facilities, a reduction in workforce, and other related costs.

During 2006, the Company recorded a $0.2 million charge related to a revision of lease estimates for previous restructurings. The Company also released $0.2 million of restructuring accruals related to the negotiation of a new sublease in the United Kingdom.

During 2005, the Company released $0.2 million of restructuring accruals of which $0.1 million related to severance and benefit costs from previous restructurings, based on the final payments for such severance and benefits and $0.1 million related to facilities costs for the Company’s Dublin and Reading, UK offices.

During 2004, the Company recorded a charge of $0.6 million for severance and benefit costs related to cost reduction actions for eight sales employees. Also during 2004, the Company released $0.6 million of restructuring accruals related to severance and benefit costs from previous restructurings, based on the final payments for such severance and benefits

The Company expects cash outlays of $0.3 million will be made in the next twelve months, with remaining cash outlays of $1.0 million to be made through the end of 2013.

Although the Company does not anticipate additional significant changes to its restructuring accruals, the actual costs may differ from those recorded in the event that the subleasing assumptions require adjustment due to changes in economic conditions surrounding the real estate market or the Company terminates its lease obligations prior to the scheduled termination dates.

The Company was required to make certain estimates and assumptions in assessing the amount accrued for excess facilities arising from these restructurings. The charge was calculated by taking into consideration (1) the committed annual rental charge associated with the vacant square footage, (2) an assessment of the sublet rents that could be achieved based on current market conditions, vacancy rates and future outlook, (3) an assessment of the period of time the facility would remain vacant before being sub-let, (4) an assessment of the percentage increases in the primary lease rent at each review, and (5) the application of a discount rate of 4% over the remaining period of the lease or break clause.

The following sets forth the Company’s accrued restructuring costs as of December 31, 2006:

	Excess Facilities	Severance	Total
	(U.S. dollars in thousands)
Balance at December 31, 2003	$11,040	$2,864	$13,904
2004 charges	—	560	560
Cash outlays in 2004	(3,469)	(2,503)	(5,972)

2004 adjustments in estimates	—	(560)	(560)

Balance at December 31, 2004	7,571	361	7,932
Cash outlays in 2005	(5,527)	(264)	(5,791)

2005 adjustments in estimates	(92)	(97)	(189)

Balance at December 31, 2005	1,952	—	1,952
2006 charges	207	—	207
Cash outlays in 2006	(645)	—	(645)

2006 adjustments in estimates	(207)	—	(207)

Balance at December 31, 2006	$1,307	$—	$1,307

5. Restricted Cash

At December 31, 2006, the Company has approximately $0.3 million in restricted cash deposits with Citizens Bank which includes annual renewable letter of credit facilities for certain leased facilities. Should the Company not renew these letter of credit facilities or default on its rental obligations, $0.3 million will be payable to the lessors. During 2006 and 2005, restrictions associated with $0.2 million and $3.0 million, respectively, payable upon demand for use toward satisfaction of amounts owed to a landlord were released.

6. Other Accrued Liabilities

Other accrued liabilities consist of the following:

	As of December 31,
	2006	2005
	(U.S. dollars in thousands)

Income and other taxes payable	$4,775	$4,497

Other	6,137	5,729

Total other accrued liabilities	$10,912	$10,226

7. Operating Lease Commitments

The Company leases office space under non-cancelable operating leases with various expiration dates through 2013 and certain leases have renewal options with rentals based upon changes in the fair market value of the property. Rent expense under all operating leases was approximately $4.6 million, $4.2 million and $7.1 million in 2006, 2005 and 2004, respectively. The decrease in rent expense in 2005 compared to the previous year is related to the Company’s restructuring activities. Rental income under all operating subleases was approximately $2.6 million in both 2006 and 2005 and $1.5 million in 2004. Future minimum lease payments under all operating leases as of December 31, 2006 are as follows (U.S. dollars in thousands):

Year Ending December 31,	Future Lease Payments	Future Rental Income
2007	$4,717	$2,167
2008	4,122	1,027
2009	3,751	377
2010	3,519	312
2011	3,152	312
Thereafter	4,179	467

Total	$23,440	$4,662

As of December 31, 2006, approximately $1.3 million of the $23.4 million contractual operating lease obligations has been accrued as a result of the Company’s restructuring plans in prior periods.

8. Property and Equipment, Net

Property and equipment consists of the following:

	As of December 31,
	2006	2005
	(U.S. dollars in thousands)
Computer equipment	$12,534	$14,300
Leasehold improvements	6,545	6,529
Office equipment	647	610
Furniture and fixtures	780	780

Total property and equipment	$20,506	$22,219
Accumulated depreciation	(17,647)	(18,326)

Total property and equipment, net	$2,859	$3,893

During 2006, the Company reduced its cost and accumulated depreciation by $2.5 million related to asset retirements.

9. Redeemable Preference Shares and Shareholders’ Equity

IONA’s authorized share capital is divided into redeemable preference shares (preference shares) of €0.0025 par value per share and ordinary shares of €0.0025 par value per share.

The preference shares confer on the holders thereof the right to receive notice of and to attend all general meetings of IONA but not the right to vote on any resolution proposed therefore. They confer on the holders thereof the right to be paid out of the profits available for distribution, in priority to any payment of dividend on any other class of shares in IONA, a fixed cumulative preference dividend at a rate of 6% per annum on the amount paid up on the preference shares. Upon winding up of IONA, the preference shares confer upon the holders thereof the right to repayment of the capital paid thereon, together with payment of all arrears of preferential dividend, whether declared or not, to the date of redemption of the preference shares in priority to payment of any dividend or repayment of capital to the holders of the ordinary shares in the capital of IONA. Such preference shares do not, however, confer upon the holders thereof any further rights to participate in the assets of IONA.

Dividends may only be declared and paid out of profits available for distribution determined in accordance with generally accepted accounting principles in Ireland and applicable Irish Company Law. Any dividends on the ordinary shares, if and when declared, will be declared and paid in U.S. dollars. The amount of retained earnings available for distribution as dividends at December 31, 2006, 2005 and 2004, at the exchange rates in effect on those dates, was nil.

10. Share-Based Compensation Plans

IONA has share-based compensation plans under which employees, consultants, directors and officers may be granted share options. Options are generally granted with exercise prices at not less than the fair market value on the grant date, generally vest over 4 years and expire 7 or 10 years after the grant date, or five years from the date of grant in the case of an incentive share option granted to an employee holding more than 10% of the total combined voting power of IONA. Additionally, the 2006 Share Incentive Plan provides for the grant of restricted share awards, phantom share units, share appreciation rights and other share-based awards, including the grant of shares based upon certain conditions such as performance-based conditions and the grant of securities convertible into ordinary shares. The 2006 Share Incentive Plan was approved by the Company’s shareholders on August 23, 2006, authorizing the issuance of 4,000,000 new shares that may be used for awards. In addition, shares underlying any award granted and outstanding under the Company’s 1997 Share Option Scheme as of the adoption date of the 2006 Share Incentive Plan that are forfeited, cancelled, held back upon exercise of an option or settlement of an award to cover the exercise price or tax withholding, reacquired by IONA prior to vesting, satisfied without the issuance of shares or otherwise terminated (other than by exercise), after the adoption date without the issuance of shares become available for future grants under the 2006 Share Incentive Plan.

The following sets forth information related to IONA’s five equity compensation plans as of December 31, 2006:

Plan	Authorized	Outstanding	Available for Future Grants
1997 Share Option Scheme	12,900,000	7,006,198	—
2006 Share Incentive Plan	4,000,000	68,250	4,075,858
1997 Director Share Option Scheme	500,000	432,000	—
Genesis Development Corporation 1997 Stock Option Plan	*	228	—
Netfish Technologies, Inc. 1999 Stock Option Plan	*	26,883	—

	17,400,000	7,533,559	4,075,858

*	In connection with acquisitions of Genesis, Inc. and Netfish all of the outstanding share options for these plans were converted into options to purchase IONA’s ordinary shares.

A summary of IONA’s share option activity, and related information for the years ended December 31, 2006, 2005 and 2004 follows:

	As of Year Ended December 31,
	2006		2005		2004
	Number of Options	Weighted Average Exercise Price	Number of Options	Weighted Average Exercise Price	Number of Options	Weighted Average Exercise Price
Outstanding—beginning of period	6,621,645	$4.81	5,605,339	$4.93	4,103,777	$3.87
Granted	1,814,550	4.15	2,469,850	4.05	3,075,250	5.54
Forfeitures	(506,276)	4.52	(1,070,080)	4.67	(954,049)	4.22
Exercised	(396,360)	2.36	(383,464)	2.06	(619,639)	2.09

Outstanding—end of period	7,533,559	$4.81	6,621,645	$4.81	5,605,339	$4.93

Exercisable at end of period	3,832,783	$5.42	2,715,672	$5.74	1,836,493	$6.41

The following table summarizes information concerning outstanding and exercisable options as of December 31, 2006 (shares and aggregate intrinsic values in thousands):

	Options Outstanding				Options Exercisable
Range of Exercise Prices	Number of Shares	Weighted Average Remaining Contractual Life (Years)	Weighted Average Exercise Price	Aggregate Intrinsic Value	Number of Shares	Weighted Average Remaining Contractual Life (Years)	Weighted Average Exercise Price	Aggregate Intrinsic Value
$1.99 – $3.50	3,242	7.3	$2.78	$7,020	2,128	6.9	$2.61	$4,906
$3.51 – $5.00	2,047	8.9	4.18	1,555	244	7.6	4.40	127
$5.01 – $6.50	1,173	7.8	5.33	—	571	7.6	5.35	—
$6.51 – $8.00	873	6.9	7.34	—	691	6.9	7.33	—
$8.00 – $74.50	199	3.6	30.31	—	199	3.6	30.31	—

Total	7,534	7.6	$4.81	$8,575	3,833	6.9	$5.42	$5,033

The aggregate intrinsic value in the preceding table represents the total pretax intrinsic value, based on IONA’s closing share price of $4.92 as of December 29, 2006, which would have been received by the option holders had all option holders exercised their options as of that date. The aggregate intrinsic value of options exercised for the years ended December 31, 2006, 2005 and 2004 were $0.8 million, $0.7 million and $2.6 million, respectively.

As discussed in Note 1—Share-Based Compensation, the Company adopted SFAS 123R on January 1, 2006. Prior to then, the Company applied the provisions of APB 25. As a result of adopting SFAS 123R, the Company’s net income for 2006 was $4.6 million lower than if the Company had continued to account for share-based compensation under APB 25 as it had in the comparable prior year periods. Diluted net income per share for 2006 was $0.12 lower than if the Company had continued to account for share-based compensation under APB 25. The Company has not recognized any tax benefit related to share-based compensation cost as a result of the full valuation allowance on its net deferred tax assets related to its net operating loss carry forwards.

The weighted average estimated grant date fair value of share options granted during 2006, 2005 and 2004 were $2.25, $2.43, and $3.75, respectively, using a Black-Scholes option-pricing model with the following weighted average assumptions:

	2006	2005	2004
Risk-free interest rate	5.04%	4.39%	4.00%
Expected dividend yield	—	—	—
Expected volatility	75.3%	77.0%	95.1%
Expected life (years)	3.26	3.89	3.77

The dividend yield of zero is based on the fact that IONA has never paid cash dividends and has no present intention to pay cash dividends. Expected volatility is based on historical volatility of IONA’s shares over the period commensurate with the expected life of the options. The expected term of options granted is derived from historical data on employee exercise and post-vesting employment termination behavior. The risk-free rate is based on the U.S. Treasury yield curve in effect at the time of grant. IONA uses the straight-line method for expense attribution.

IONA’s estimated option forfeiture rate in 2006, 2005 and 2004 based on its historical option forfeiture experience, is approximately 10%. IONA records additional expense if the actual option forfeitures are lower than estimated and records a recovery of prior expense if the actual option forfeitures are higher than estimated.

The weighted average estimated grant date fair value for rights to purchase awards under the 1999 Employee Share Purchase Plan were $1.28, $1.34, and $1.28, respectively, using the following weighted average assumptions:

	2006	2005	2004
Risk-free interest rate	4.8%	2.0%	2.0%
Expected dividend yield	—	—	—
Expected volatility	75.1%	78.0%	93.8%
Expected life	6 months	6 months	6 months

The unamortized fair value of share options as of December 31, 2006, was $7.9 million with a weighted average remaining recognition period of 1.3 years.

During the first quarter of 2006, the Company granted 300,000 options incorporating market conditions which may accelerate vesting. The Company calculated the requisite service period of approximately 3.5 years using a Monte-Carlo simulation to simulate a range of possible future share prices for IONA. The Company used assumptions consistent with those input in its Black-Scholes option-pricing model to calculate the fair value on the date of grant of these options using a lattice model. The remaining unrecognized compensation expense on options with market conditions vesting at December 31, 2006 was $0.4 million. The weighted average period over which the cost is expected to be recognized is approximately 1.2 years.

11. 1999 Employee Share Purchase Plan

In August 1999, the Company established a qualified Employee Share Purchase Plan, the terms of which allow for qualified employees (as defined therein) to participate in the purchase of designated shares of IONA’s ordinary shares at a price equal to the lower of 85% of the closing price at the beginning or end of each semi-annual share purchase period. As of December 31, 2006, 2005 and 2004, 1.3 million, 1.2 million and 1.0 million shares have been issued under the plan, respectively.

12. Net Income (Loss) Per Ordinary Share and ADS

The following sets forth the computation of basic and diluted net income (loss) per ordinary share and ADS:

	Year Ended December 31,
	2006	2005	2004
	(In thousands, except per share data)
Numerator:
Numerator for basic and diluted net income (loss) per ordinary share and ADS—income (loss) available to ordinary shareholders	$2,520	$(843)	$192

Denominator:
Denominator for basic net income (loss) per ordinary and ADS share—weighted average ordinary shares and ADS	35,648	35,139	34,570
Effect of employee share options	621	—	1,763

Denominator for diluted net income (loss) per ordinary share and ADS	36,269	35,139	36,333

Basic net income (loss) per ordinary share and ADS	$0.07	$(0.02)	$0.01

Diluted net income (loss) per ordinary share and ADS	$0.07	$(0.02)	$0.01

In 2006 the total number of shares related to the outstanding options excluded from the calculation of diluted net income per share was approximately 2.1 million. In 2005, all outstanding share options granted have been excluded from the calculation of the diluted net loss per share because all such securities were anti-dilutive. The total number of shares related to the outstanding options excluded from the calculation of diluted net income per share was approximately 1.9 million for the year ended December 31, 2004.

13. Income Taxes

Income (loss) before provision for income taxes consists of the following:

	Year Ended December 31,
	2006	2005	2004
	(U.S. dollars in thousands)
Ireland*	$238	$(2,717)	$(1,118)
Rest of World	3,494	2,794	1,876

Total	$3,732	$77	$758

*	Domestic

The provision for income taxes consists of the following:

	Year Ended December 31,
	2006	2005	2004
	(U.S. dollars in thousands)
Current:
Ireland	$520	$448	$92
Rest of World	692	472	474

Total current	1,212	920	566
Deferred:
Ireland	—	—	—
Rest of World	—	—	—

Total deferred	—	—	—

Total provision for income taxes	$1,212	$920	$566

The provision for income taxes differs from the amount computed by applying the statutory income tax rate to income (loss) before taxes. The sources and tax effects of the differences are as follows:

	Year Ended December 31,
	2006	2005	2004
	(U.S. dollars in thousands)
Income taxes computed at the Irish statutory income tax rate of 12.5%	$467	$10	$95
State tax, net of federal benefit	42	—	—
Income (loss) from Irish manufacturing operations at lower rates	(134)	123	25
Operating losses not utilized	—	490	192
Operating losses utilized	(1,273)	(1,548)	(372)
Income (loss) subject to different rates of tax	1,123	1,736	405
Income not subject to tax	(201)	(106)	(37)
Non-deductible expenses	770	101	324
Other items	418	114	(66)

Total provision for income taxes	$1,212	$920	$566

The effect on basic and diluted net income (loss) per ordinary share and per ADS of the Irish manufacturing operations being taxed at a lower rate than the Irish Statutory income tax rate was nil for the years ended December 31, 2006, 2005 and 2004.

	Year Ended December 31,
	2006	2005	2004
	(U.S. dollars in thousands)
Deferred tax assets:
Principally net operating loss carryforwards	$61,124	$62,040	$55,629

Total deferred tax assets	61,124	62,040	55,629
Valuation allowance	(61,124)	(62,040)	(55,629)

Net deferred tax assets	$—	$—	$—

The valuation allowance decreased $0.9 million in 2006 and increased $6.4 million in 2005.

At December 31, 2006, the Company has a net operating loss carryforward of approximately $116.0 million, including approximately $65.0 million pre-acquisition losses from the Netfish acquisition, for U.S. federal tax purposes which will expire in the tax years 2011 through 2025 if not previously utilized. Similar amounts are available for state purposes with expiration generally through 2011. Utilization of the net operating loss carryforward may be subject to an annual limitation due to the change in ownership rules provided by the Internal Revenue Code of 1986. This limitation and other restrictions provided by the Internal Revenue Code of 1986 may reduce the net operating loss carryforward such that it would not be available to offset future taxable income of the U.S. subsidiaries.

At December 31, 2006, approximately $32.5 million of the net operating loss carryforwards in the United States result from disqualifying dispositions. The tax value of the disqualifying dispositions has not been recognized in the tax reconciliation note as the utilization of the net operating loss carryforwards will result in an increase in Additional Paid-In Capital and not a reduction in Provision for Income Taxes. At December 31, 2006, $13.0 million of the valuation allowance related to disqualifying dispositions.

At December 31, 2006, the Company also had net operating loss carryforwards totaling approximately $121.9 million for Irish income tax purposes which carry forward indefinitely.

At December 31, 2006, the Company also had net operating loss carryforwards totaling approximately $2.9 million for Australian income tax purposes which carry forward indefinitely. However, as of December 31, 2006, the Company no longer had active operations in Australia.

The utilization of these net operating loss carryforwards is limited to the future profitable operation of the Company in the related tax jurisdictions in which such carryforwards arose. The applicable tax rates as of December 31, 2006 were a maximum of 35% for U.S. federal income tax purposes and 12.5% for Irish income tax purposes. Valuation allowances of 100% have been provided against the net operating loss carryforwards because of the history of operating losses in the related tax jurisdictions.

Significant judgment is required in determining the Company’s worldwide income tax expense provision. In the ordinary course of a global business, there are many transactions and calculations where the ultimate tax outcome is uncertain. Some of these uncertainties arise as a consequence of income sharing and cost reimbursement arrangements among related entities, the process of identifying items of income and expense that qualify for preferential tax treatment and segregation of foreign and domestic income and expense to avoid double taxation. The Company has reserves for taxes that may become payable in future periods as a result of tax audits. It is the Company’s policy to establish reserves for taxes that may become payable in future years as a result of examination by tax authorities. The tax reserves are analyzed at each balance sheet date and adjustments are made as events occur to warrant adjustment to the reserves. At any given time the Company may be undergoing tax audits in several jurisdictions and covering multiple years.

The tax reserve is the Company’s best estimate of the potential liability for tax contingencies. Inherent uncertainties exist in estimates of tax contingencies due to changes in tax law, both legislated and concluded through the various jurisdictions’ court systems. It is the opinion of the Company’s management that the possibility is remote that costs in excess of those accrued will have a material adverse impact on the Company’s consolidated financial statements. The Company expects the completion of certain of these tax audits in the near term. However, based on the currently available information, the Company is not able, at this time, to determine if it is reasonably possible that the final outcome of tax examinations will result in a materially different outcome than assumed in its tax reserves.

14. Industry and Geographic Information

The Company follows SFAS No. 131, Disclosures About Segments of an Enterprise and Related Information (SFAS 131). SFAS 131 establishes standards for reporting information about operating segments. Operating segments are defined in SFAS 131 as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. Based on the guidance in SFAS 131, the Company has one operating segment for financial reporting purposes: Enterprise Infrastructure Software.

Although the Company operates as a single, integrated business, certain product groups accounted for a significant portion of the Company’s revenue. For the years ended December 31, 2006, 2005 and 2004 the Company’s Artix family of products accounted for 26%, 14% and 6% of revenue, respectively. For the years ended December 31, 2006, 2005 and 2004 the Company’s CORBA family of products accounted for 74%, 86% and 94% of revenue, respectively.

The following is a summary of enterprise-wide geographic areas information:

Revenue by Geographic Region:

	Year Ended December 31,
	2006	2005	2004
	(U.S. dollars in thousands)
Americas	$42,680	$32,199	$34,860
Europe, Middle East and Africa	22,680	25,982	22,804
Asia-Pacific Rim	12,478	8,625	10,355

Consolidated total	$77,838	$66,806	$68,019

Revenue is attributed to countries based on the location of customers.

Long Lived Assets by Geographic Region:

	As of December 31,
	2006	2005	2004
	(U.S. dollars in thousands)
Country of Domicile
Ireland	$1,815	$2,469	$3,498
Foreign Countries
Americas	947	1,228	1,352
Asia-Pacific Rim	237	387	442

Consolidated total	$2,999	$4,084	$5,292

15. Related Party Transactions

Since July 2003, the Company has engaged K Capital Source Limited, or K Capital, to provide capital market communication and advisory services. Mark Kenny, a principal of K Capital, is the son of one of IONA’s directors, Dr. Ivor Kenny. Under the Company’s agreement with K Capital, the Company currently pays $45,000 per fiscal quarter for such services. No amounts relating to services rendered were outstanding as of December 31, 2006 or December 31, 2005. The Company paid K Capital fees of approximately $180,000, $175,000 and $190,000 for such services in 2006, 2005 and 2004, respectively.

The Company provides product-related consulting services and support services to eircom PLC, or eircom, both for software that eircom licenses from the Company and from third parties. Kevin Melia, the Chairman of IONA’s Board of Directors, resigned from the board of directors of eircom in August of 2006 and John Conroy, a former member of IONA’s Board of Directors, is a current member of the board of directors of eircom. During the third quarter of 2006, the Company renewed its software maintenance and support arrangement with eircom for an additional one-year term for $25,332. Also during the third quarter of 2006, pursuant to a consulting agreement, the Company provided consulting services to eircom for $38,538.

During the second quarter of 2005, pursuant to a consulting agreement, the Company provided consulting services to eircom for approximately $18,576. During the third quarter of 2005, the Company entered into a support services agreement with eircom to provide one year of software maintenance and support services for approximately $30,400. At the time of the foregoing transaction, Kevin Melia, the Chairman of IONA’s Board of Directors, and John Conroy, a former member of IONA’s Board of Directors, were members of the board of directors of eircom.

During the third quarter of 2005, the Company renewed its software maintenance and support arrangement with the Royal Bank of Scotland (the parent of Ulster Bank), or Royal Bank of Scotland, for an additional one-year term for approximately $292,186. At the time of the foregoing transaction, William Burgess, a former member of IONA’s Board of Directors, was a member of the board of directors of Ulster Bank.

During the fourth quarter of 2005, the Company renewed its software maintenance and support arrangement with Fineos Corporation Limited, or Fineos, for an additional one-year term for approximately $65,000. At the time of the foregoing transaction, William Burgess, a former member of IONA’s Board of Directors, was a member of the board of directors of Fineos.

During the first quarter of 2005, the Company renewed its software maintenance and support arrangement with Manugistics, Inc., or Manugistics, for an additional one-year term for approximately $255,000. At the time of the foregoing transaction, Kevin Melia, the Chairman of IONA’s Board of Directors, was a member of the board of directors of Manugistics.

16. Contingencies

The Company is involved in various legal proceedings and disputes that arise in the normal course of business. Disputes can be expensive and disruptive to normal business operations. The Company believes that it has meritorious defenses to these matters. In 2003 the Company settled a lawsuit which arose in connection with the termination of an employee by Netfish Technologies, Inc. (Netfish) prior to IONA’s acquisition of Netfish. Since settlement of the underlying lawsuit, the Company has also reached settlement with Netfish’s insurers over payment of the legal fees incurred by the Company. Netfish’s former Chief Executive Officer asserts that the Company is obligated to reimburse him for his legal expenses incurred in connection with this suit. The Company vigorously disputes such assertion and is in discussions with the former Netfish Chief Executive Officer over the matter.

17. Guarantees

The Company’s software license agreements generally include language indemnifying customers against liabilities if its software products infringe a third party’s intellectual property rights. To date, the Company has not incurred any significant or material costs as a result of such indemnifications and has not accrued any liabilities related to such obligations in its consolidated financial statements. The Company’s software license agreements also generally include a warranty that its software products will substantially operate as described in the applicable program documentation for a period of 180 days after delivery. The Company also warrants that services it performs will be provided in a professional and workman-like manner. To date, we have not incurred any material costs associated with these warranties.

In connection with certain facility leases, the Company has indemnified its lessors for claims arising from the facility or the lease. The Company indemnifies its directors and officers to the maximum extent permitted by law. The duration of the indemnities varies, and in many cases is indefinite. The Company has not recorded any liability for these indemnities in the accompanying consolidated balance sheets.

18. Quarterly Financial Information (Unaudited)

	Q1 2006	Q2 2006	Q3 2006	Q4 2006	Total
	(In thousands, except per share data)
Revenue	$17,004	$17,722	$20,325	$22,787	$77,838
Gross profit	$13,603	$14,336	$16,849	$19,307	$64,095
(Loss) income from operations	$(654)	$(346)	$762	$2,791	$2,553
Net (loss) income	$(621)	$(232)	$497	$2,876	$2,520
Basic net (loss) income per ordinary share and per ADS	$(0.02)	$(0.01)	$0.01	$0.08	$0.07
Shares used in computing basic net (loss) income per ordinary share and per ADS	35,434	35,563	35,725	35,870	35,648
Diluted net (loss) income per ordinary share and per ADS	$(0.02)	$(0.01)	$0.01	$0.08	$0.07
Shares used in computing diluted net (loss) income per ordinary share and per ADS	35,434	35,563	36,330	36,949	36,269

	March 31, 2006	June 30, 2006	September 30, 2006	December 31, 2006
	(In thousands)
Cash and cash equivalents	$29,130	$28,824	$28,803	$37,569
Marketable securities	$23,941	$25,658	$20,767	$16,100
Total assets	$72,372	$71,308	$73,321	$85,097
Total shareholders’ equity	$36,366	$37,604	$39,938	$43,797

Certain amounts in the prior periods have been reclassified to conform with the current period presentation.

19. Subsequent Events (Unaudited)

On March 6, 2007, IONA purchased substantially all of the assets of Century 24 Solutions Limited, or C24, a software development firm specializing in data management and transformation technology. The cash acquisition of C24 brings additional data services capabilities to the Artix family of distributed SOA infrastructure solutions.

Additionally, on April 10, 2007, IONA purchased substantially all of the assets of LogicBlaze, Inc., or LogicBlaze, a provider of open source solutions for SOA and business integration. The cash acquisition of LogicBlaze enables IONA to accelerate its strategy of delivering innovative, enterprise open source SOA solutions to its customers.

US GAAP FINANCIAL STATEMENTS FOR FISCAL YEAR ENDED DECEMBER 31, 2007 AS INCORPRATED IN THE ANNUAL REPORT FILED ON FORM 10-K

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

IONA Technologies PLC

We have audited the accompanying consolidated balance sheets of IONA Technologies PLC (the “Company”) as of December 31, 2007 and 2006 and the related consolidated statements of operations, changes in shareholders’ equity and cash flows for each of the three years in the period ended December 31, 2007. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of IONA Technologies PLC as of December 31, 2007 and 2006, and the consolidated results of its operations and its consolidated cash flows for each of the three years in the period ended December 31, 2007, in conformity with U.S. generally accepted accounting principles.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), IONA Technologies PLC’s internal control over financial reporting as of December 31, 2007, based on criteria established in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission and our report dated March 14, 2008, expressed an unqualified opinion thereon.

As discussed in Note 1 to the consolidated financial statements, on January 1, 2006, IONA Technologies PLC changed its method of accounting for share-based compensation in accordance with guidance provided in Statement of Financial Accounting Standards No. 123(R), “Share-Based Payment”. As discussed in Note 13 to the consolidated financial statements, IONA Technologies PLC adopted FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes,” effective January 1, 2007.

/S/ ERNST & YOUNG

Dublin, Ireland

March 14, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of

IONA Technologies PLC

We have audited IONA Technologies PLC (“the Company”)’s internal control over financial reporting as of December 31, 2007, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (the COSO criteria). IONA Technologies PLC’s management is responsible for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting included in Management’s Annual Report on Internal Control over Financial Reporting at Item 9A (b). Our responsibility is to express an opinion on the company’s internal control over financial reporting based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, testing and evaluating the design and operating effectiveness of internal control based on the assessed risk, and performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, IONA Technologies PLC maintained, in all material respects, effective internal control over financial reporting as of December 31, 2007, based on the COSO criteria.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated balance sheets of IONA Technologies PLC as of December 31, 2007 and 2006 and the related consolidated statements of operations, changes in shareholders’ equity and cash flows for each of the three years in the period ended December 31, 2007 of IONA Technologies PLC and our report dated March 14, 2008, expressed an unqualified opinion thereon.

/S/ ERNST & YOUNG

Dublin, Ireland

March 14, 2008

IONA TECHNOLOGIES PLC

CONSOLIDATED BALANCE SHEETS

(U.S. dollars in thousands, except share and per share data)

	December 31,
	2007	2006
ASSETS
Current assets:
Cash and cash equivalents	$21,767	$37,569
Restricted cash (Note 5)	200	295
Marketable securities (Note 2 and 19)	34,514	16,100
Accounts receivable, net of allowance for doubtful accounts of $583 at December 31, 2007 and $653 at December 31, 2006	12,378	18,421
Prepaid expenses	2,138	1,524
Deferred tax asset—current	888	—
Other current assets	190	220

Total current assets	72,075	74,129
Property and equipment, net (Note 8)	2,644	2,859
Goodwill (Note 3)	7,521	—
Intangible assets, net (Note 3)	2,628	—
Deferred tax asset, non-current	1,040	—
Other assets, net	388	140

Total assets	$86,296	$77,128

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$1,470	$957
Accrued payroll and related expenses	4,946	7,109
Deferred revenue	15,931	12,288
Other accrued liabilities (Note 6)	11,760	11,006

Total current liabilities	34,107	31,360
Long-term deferred revenue	1,317	976
Other liabilities (Note 4)	1,321	995
Commitments and contingencies	—	—
Redeemable preference shares, €0.0025 par value, 101,250,000 shares authorized; None issued and outstanding (Note 9)	—	—
Shareholders’ equity:
Ordinary shares, €0.0025 par value; 150,000,000 shares authorized; 36,531,565 and 35,929,627 shares issued and outstanding at December 31, 2007 and 2006, respectively (Note 9)	101	99
Additional paid-in capital	508,474	501,992
Accumulated deficit	(459,032)	(458,294)
Accumulated other comprehensive income	8	—

Total shareholders’ equity	49,551	43,797

Total liabilities and shareholders’ equity	$86,296	$77,128

Certain amounts reported in the prior year have been reclassified to conform with the presentation in 2007.

The accompanying notes are an integral part of these consolidated financial statements.

IONA TECHNOLOGIES PLC

CONSOLIDATED STATEMENTS OF OPERATIONS

(U.S. dollars in thousands, except share and per share data)

	Year Ended December 31,
	2007	2006	2005
Revenue:
Product revenue	$38,842	$42,056	$33,630
Service revenue	38,818	35,782	33,176

Total revenue (Note 14)	77,660	77,838	66,806

Cost of Revenue:
Cost of product revenue	841	523	636
Cost of service revenue	14,611	13,220	11,684

Total cost of revenue	15,452	13,743	12,320

Gross profit	62,208	64,095	54,486

Operating expenses:
Research and development	20,016	15,946	15,848
Sales and marketing	31,687	33,221	30,293
General and administrative	12,744	12,375	9,287
Amortization of intangible and other assets	163	—	94
Restructuring (Note 4)	1,233	—	(189)

Total operating expenses	65,843	61,542	55,333

(Loss) income from operations	(3,635)	2,553	(847)
Interest income, net	2,040	1,738	825
Net exchange (loss) gain	(143)	(559)	99

(Loss) income before (benefit) provision for income taxes	(1,738)	3,732	77
(Benefit) provision for income taxes (Note 13)	(1,000)	1,212	920

Net (loss) income	$(738)	$2,520	$(843)

Basic net (loss) income per ordinary share and per ADS	$(0.02)	$0.07	$(0.02)
Shares used in computing basic net (loss) income per ordinary share and per ADS	36,329	35,648	35,139
Diluted net (loss) income per ordinary share and per ADS	$(0.02)	$0.07	$(0.02)
Shares used in computing diluted net (loss) income per ordinary share and per ADS (Note 12)	36,329	36,269	35,139

The accompanying notes are an integral part of these consolidated financial statements.

IONA TECHNOLOGIES PLC

CONSOLIDATED STATEMENTS OF CASH FLOWS

(U.S. dollars in thousands)

	Year Ended December 31,
	2007	2006	2005
CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss) income	$(738)	$2,520	$(843)
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities:
Depreciation and amortization	2,392	2,007	2,356
Deferred taxes	(1,928)	—	—
Share-based compensation	4,708	4,617	—
Provision for doubtful accounts	14	88	(333)
Loss (profit) on marketable securities	18	(233)	(199)
Loss on disposal of property and equipment	47	1	4
Changes in operating assets and liabilities, net of effect from acquisitions:
Restricted cash deposits	95	200	3,000
Purchase of marketable securities	—	(8,927)	(33,291)
Sale of marketable securities	—	8,700	32,975
Accounts receivable	6,029	(6,186)	(32)
Prepaid expenses	(608)	509	(430)
Other assets	(243)	618	230
Accounts payable	513	(1,449)	(196)
Accrued payroll and related expenses	(2,212)	1,724	(149)
Other liabilities	1,080	597	(5,216)
Deferred revenue	3,750	(3,818)	(3,143)

Net cash provided by (used in) operating activities	12,917	968	(5,267)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(1,493)	(799)	(1,169)
Acquisitions	(10,578)	—	—
Purchase of marketable securities	(69,961)	(58,163)	—
Sale of marketable securities	51,537	66,208	—

Net cash (used in) provided by investing activities	(30,495)	7,246	(1,169)

CASH FLOWS FROM FINANCING ACTIVITIES:
Issuance of shares, net of issuance costs	1,776	1,419	1,122

Net cash provided by financing activities	1,776	1,419	1,122

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(15,802)	9,633	(5,314)
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	37,569	27,936	33,250

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$21,767	$37,569	$27,936

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Income taxes paid	$627	$1,312	$263

Certain amounts reported in the prior year have been reclassified to conform with the presentation in 2007.

The accompanying notes are an integral part of these consolidated financial statements.

IONA TECHNOLOGIES PLC

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

(U.S. dollars in thousands, except share data)

	Number of Shares	Share Capital	Additional Paid-in Capital	Accumulated Deficit	Accumulated Other Comprehensive Income	Total Shareholders’ Equity
Balance at December 31, 2004	34,803,601	$96	$494,837	$(459,971)	$—	$34,962
Employee share purchase plan (Note 11)	173,473	1	425	—	—	426
Issuance of ordinary shares on exercise of options (Note 10)	383,464	1	695	—	—	696
Net loss	—	—	—	(843)	—	(843)

Balance at December 31, 2005	35,360,538	98	495,957	(460,814)	—	35,241
Employee share purchase plan (Note 11)	172,729	—	473	—	—	473
Issuance of ordinary shares on exercise of options (Note 10)	396,360	1	945	—	—	946
Share-based compensation (Note 10)	—	—	4,617	—	—	4,617
Net income	—	—	—	2,520	—	2,520

Balance at December 31, 2006	35,929,627	99	501,992	(458,294)	—	43,797
Employee share purchase plan (Note 11)	176,817	1	612	—	—	613
Issuance of ordinary shares on exercise of options (Note 10)	425,121	1	1,162	—	—	1,163
Share-based compensation (Note 10)	—	—	4,708	—	—	4,708
Net unrealized gains on marketable securities	—	—	—	—	8	8
Net loss	—	—	—	(738)	—	(738)

Balance at December 31, 2007	36,531,565	$101	$508,474	$(459,032)	$8	$49,551

The accompanying notes are an integral part of these consolidated financial statements.

IONA TECHNOLOGIES PLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Organization and Summary of Significant Accounting Policies

Organization

IONA Technologies PLC, or IONA, is organized as a public limited company under the laws of Ireland. IONA and its subsidiaries, all of which are wholly-owned, or collectively, the Company, provide infrastructure software. The Company also provides customer technical support as well as professional services, consisting of customer consulting and training and, to a limited extent, product configuration and enhancement. The Company’s major customers, based on revenue earned, are corporate information technology departments of U.S., European and Asia Pacific businesses.

Basis of Presentation and Principles of Consolidation

The accompanying Consolidated Financial Statements are prepared in accordance with United States generally accepted accounting principles, or U.S. GAAP. The preparation of financial statements requires management to make estimates and assumptions that affect the amounts reported in the financial statements and the accompanying footnotes. Actual results could differ from those estimates.

The accompanying Consolidated Financial Statements include IONA and its wholly-owned subsidiaries in the United States, British West Indies, Europe, Australia, Japan, China, Canada, Singapore and Korea after eliminating all material intercompany accounts and transactions.

Companies Acts, 1963 to 2006

The financial information relating to IONA included in this document does not comprise full group accounts as referred to in Regulation 40 of the European Communities (Companies: Group Accounts) Regulations 1992, copies of which are required by that Act to be annexed to a Company’s annual return. The auditors have made reports without qualification and without reference to an emphasis of matter under Section 193 of the Companies Act, 1990 in respect of the Consolidated Financial Statements for the years ended December 31, 2006 and 2005. Copies of the Consolidated Financial Statements for each of the years ended December 31, 2006 and 2005 have been so annexed to the relevant annual returns, and a copy of the Consolidated Financial Statements for the year ended December 31, 2007 together with the report of the auditors thereon will in due course be annexed to the relevant annual return, which will be filed after the annual general meeting of IONA in 2008.

Foreign Currency Translation

The U.S. dollar is the functional currency for the Company. In accordance with Statement of Financial Accounting Standards (SFAS) No. 52, Foreign Currency Translation, or SFAS 52, monetary assets and liabilities denominated in foreign currencies are translated at year end exchange rates while revenue and expenses are translated at rates approximating those ruling at the dates of the related transactions. Resulting gains and losses are included in net (loss) income for the year.

Revenue Recognition

The Company’s revenue is derived from product license fees and charges for professional services. The Company follows the revenue recognition criteria of Statement of Position (SOP) 97-2, Software Revenue Recognition, as amended by SOP 98-4 and SOP 98-9 issued by the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants and related interpretations, collectively, SOP 97-2.

The Company does not enter into arrangements to deliver software requiring significant production, modification or customization to its software products.

Under the terms of SOP 97-2, the Company recognizes revenue when all of the following criteria are met:

—	persuasive evidence of an arrangement exists;

—	delivery has occurred;

—	customer fee is fixed or determinable; and

—	collection is probable.

For arrangements with multiple elements, the Company allocates revenue to each element of a transaction based upon its fair value as determined by vendor specific objective evidence of fair value (VSOE). VSOE of fair value for each element of an arrangement is based upon the normal pricing and discounting practices for each element when sold separately, including the renewal rate for support services. The Company maintains management approved price lists for its product licenses, customer support and professional services. The Company infrequently offers discounts on its customer support or professional services, and if offered, such discounts are usually insignificant. If the Company cannot objectively determine the fair value of any undelivered element included in the multiple element arrangement, revenue is deferred until all elements are delivered, services have been performed, or until fair value can be objectively determined. When the fair value of a delivered element cannot be established, the Company uses the residual method to record revenue, provided the fair value of all undelivered elements is determinable. Under the residual method, the fair value of the undelivered elements is deferred and recognized as delivered and the remaining portion of the arrangement fee is allocated to the delivered elements and is recognized as revenue.

The Company believes that its normal pricing and discounting practices provide a basis for establishing VSOE of fair value for the undelivered elements based on the following facts:

—

Support contracts are regularly sold on a stand-alone basis to customers that choose to renew the support contract beyond the initial term. Support contract pricing is based on established list pricing. The renewal purchases at consistent pricing provide the basis for VSOE on the support contracts. Support revenue is recognized ratably over the contract term.

—

Consulting contracts are regularly sold on a stand-alone basis to customers requesting these services. Consulting contract pricing is at a daily flat rate and customers purchase an appropriate number of service days. The consulting services delivered on a stand-alone basis at consistent pricing provide the basis for VSOE on the consulting contracts. Consulting revenue is recognized as the services are performed.

The Company performs an annual analysis of all contracts to ensure that the actual allocation of fair value to undelivered elements is not significantly different from the established VSOE rates for the individual elements. The analysis is segmented by level of support and type of customer (i.e., end-user licensee or licensee with rights of distribution).

The Company assesses whether fees are fixed or determinable at the time of sale and recognizes revenue if all other revenue recognition requirements are met. The Company’s standard payment terms are generally net 30 days. Payment terms, however, may vary based on the country in which the agreement is executed. Payments that extend beyond 30 days from the contract date, but that are due within twelve months, are generally deemed to be fixed or determinable based on the Company’s successful collection history on such arrangements, and thereby satisfy the required criteria for revenue recognition.

The Company assesses whether collection is probable at the time of the transaction based on a number of factors, including the customer’s past transaction history and credit-worthiness. If the Company determines that the collection of the fee is not probable, the fee is deferred and revenue is recognized at the time collection becomes probable, which is generally upon the receipt of cash.

The Company delivers products electronically or by overnight courier F.O.B. origin, and its software arrangements typically do not contain acceptance provisions. Accordingly, delivery is usually satisfied when the customer has been provided with access codes to allow them to take immediate possession of the software, or when shipped by courier, when the product leaves the Company’s premises.

Revenue from royalty arrangements in excess of guaranteed amounts is recognized upon notification of such royalties payable by the customer.

Accounts Receivable

Accounts receivable are recorded at invoiced amounts less an allowance for doubtful accounts. In 2007, the Company concluded that it was appropriate to show its accounts receivable and deferred revenue balances net of advanced billings. Advanced billings consist of post-contract customer support amounts which have been invoiced as of the end of the period but the term of the support has not commenced or payment has not been received. Accounts receivable and deferred revenue balances are shown net of advanced billings of $5.6 million and $8.1 million at December 31, 2007 and 2006, respectively.

Allowances for Doubtful Accounts

The Company makes judgments on its ability to collect outstanding receivables and provide allowances for the portion of receivables when collection becomes doubtful. Provisions are made based upon a specific review of all significant outstanding receivables. In determining the provision, the Company analyzes the historical collection experience and current economic trends.

The following is a summary of the allowance for doubtful accounts for the periods indicated (in thousands):

	Balance at Beginning of Period	Additions (Reversals)	Deductions(1)	Balance at End of Period
Year ended December 31, 2007	$653	$14	$(84)	$583
Year ended December 31, 2006	$740	$88	$(175)	$653
Year ended December 31, 2005	$1,073	$(333)	—	$740

(1)	Actual write-offs of uncollectible accounts receivable.

Cost of Revenue

Cost of revenue includes the costs of products and services. Cost of product revenue consists primarily of product media and duplication, manuals, packaging materials, shipping and handling expenses, amortization of technology, third-party royalties and, to a lesser extent, the salaries and benefits of certain personnel and related operating costs of computer equipment. Cost of service revenue consists primarily of personnel costs for consultancy, training, customer support, product configuration and implementation, and related operating costs of computer equipment and travel expenses.

Cash Equivalents

The Company considers all highly liquid investments with insignificant interest rate risk and purchased with a maturity of three months or less to be cash equivalents.

Financial Instruments

The carrying value of cash and cash equivalents, restricted cash, accounts receivable, accounts payable, and other accrued liabilities approximates fair value due to short-term maturities of these assets and liabilities. Fair values of short-term investments are based on quoted market prices at the date of measurement.

Marketable Securities

Marketable securities consist of student loan auction rate securities, corporate bonds and U.S. government agency fixed income securities. Marketable securities are stated at market value, and by policy, the Company invests primarily in high grade marketable securities to reduce risk of loss. On April 1, 2006, following a periodic review of its investment policy, management determined that it no longer intended to actively and frequently buy and sell these securities with the objective of generating profits on short-term differences in price and, accordingly, the Company’s investments in marketable securities were prospectively classified as available-for-sale under the provisions of SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, or SFAS 115, and unrealized holding gains and losses would be reflected in the Company’s accumulated other comprehensive income. Until April 1, 2006, these investments were classified as trading securities and unrealized gains and losses were included in the Consolidated Statement of Operations. The specific identification method is used to determine the cost basis of marketable securities disposed of.

Research and Development

Research and development expenditures are generally charged to operations as incurred. SFAS No. 86, Accounting for the Costs of Computer Software to be Sold, Leased or Otherwise Marketed, or SFAS 86, requires capitalization of certain software development costs subsequent to the establishment of technological feasibility. Based on the Company’s product development process, technological feasibility is established upon completion of a working model. Development costs incurred by the Company between completion of the working model and the point at which the product is ready for general release have been insignificant.

Goodwill and Intangible Assets

Goodwill and intangible assets with indefinite lives are tested at least annually for impairment in accordance with the provisions of SFAS No. 142, Goodwill and Other Intangible Assets, or SFAS 142. The goodwill and other intangible asset impairment test is a two-step process. The first step of the impairment analysis compares the Company’s fair value to its net book value to determine if there is an indicator of impairment. In determining fair value, SFAS 142 allows for the use of several valuation methodologies, although it states quoted market prices are the best evidence of fair value. The Company calculates fair value using the average market price of IONA’s American Depositary Receipts over a seven-day period surrounding the annual impairment testing date (during the fourth fiscal quarter) and the number of IONA’s ordinary shares outstanding on the date of the annual impairment test. Step two of the analysis compares the implied fair value of goodwill and other intangible assets to its carrying amount in a manner similar to a purchase price allocation for a business combination. If the carrying amount of goodwill and other intangible assets exceeds its implied fair value, an impairment loss is recognized equal to that excess. The Company tests its goodwill and other intangible assets for impairment annually during the fourth fiscal quarter and in interim periods if certain events occur indicating that the carrying value of goodwill or other intangible assets may be impaired. Indicators such as unexpected adverse business conditions, economic factors, unanticipated technological change or competitive activities, loss of key personnel, and acts by governments and courts, may signal that an asset has become impaired. As of December 31, 2007, the Company was not aware of any indicators or impairment that would impact the carrying value of Goodwill and Intangible Assets.

Intangible assets are amortized using the straight-line method over their estimated period of benefit ranging from three to five years. The Company evaluates the recoverability of intangible assets periodically and takes into account events or circumstances that warrant revised estimates of useful lives or that indicate that impairment exists. All of the Company’s intangible assets are subject to amortization. No material impairments of intangible assets have been identified during any of the periods presented.

Property and Equipment

Property and equipment is stated at cost. Depreciation of leasehold improvements is computed using the shorter of the lease term or estimated useful life. Depreciation is computed using the straight-line method over the estimated useful lives of the assets as follows:

Computer equipment	3 years
Leasehold improvements	4 to 15 years
Office equipment	5 years
Furniture and fixtures	3 to 10 years

Depreciation expense was $1.7 million, $1.8 million and $2.1 million in 2007, 2006 and 2005, respectively.

Software Development Costs

The Company capitalizes certain software development costs associated with the development of its website and other internal financial software. These costs incurred are accounted for in accordance with Statement of Position 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use (SOP 98-1). In accordance with SOP 98-1, internal and external costs incurred to develop internal-use computer software during the application development stage are capitalized. Application development stage costs generally include software configuration, coding, installation and testing. Costs incurred for maintenance, testing minor upgrades and enhancements are expensed as incurred. Capitalized internal-use software development costs are included in property and equipment, and are amortized on a straight-line basis over the estimated useful lives of the related software, typically 3 years.

The Company capitalized approximately $0.1 million, $0.2 million and $0.4 million of software development costs during 2007, 2006 and 2005 respectively. Amortization associated with capitalized software development costs totaled approximately $0.4 million, $0.5 million and $0.4 million during 2007, 2006 and 2005, respectively. At December 31, 2007, the Company has approximately $0.2 million of unamortized software development costs.

Concentration of Credit Risk

The Company sells its products to companies in various industries throughout the world and maintains reserves for potential credit losses. To date, such losses have been within management’s expectations. The Company generally requires no collateral from its customers. Sales to Boeing represented approximately 18% and 17%, respectively, of the Company’s revenue for the years ended December 31, 2007 and 2006. In addition, due in part to industry consolidation in the telecommunications market, sales to AT&T represented approximately 11% of the Company’s revenue for the years ended December 31, 2007 and 2006. No customer accounted for more than 10% of the Company’s revenue in 2005. Additionally, Boeing accounted for approximately 41% of the Company’s gross accounts receivable balance as of December 31, 2006. No customer accounted for more than 10% of the Company’s gross accounts receivable balance as of December 31, 2007.

The Company invests its excess cash in low-risk, short-term deposit accounts with high credit-quality banks in the United States, China, Japan, British West Indies and Ireland. The Company performs periodic evaluations of the relative credit standing of all of the financial institutions with which it deals and considers the related credit risk to be minimal. Refer to Note 19, Subsequent Events for additional information.

Compensated Absences

The Company accrues for the liability associated with employees’ absences from employment because of illness, holiday, vacation or other reasons in accordance with SFAS No. 43, Accounting for Compensated Absences. Prior to 2005, the Company did not accrue for this liability as the amount of compensation was not reasonably estimable. In the fourth quarter of 2005, the Company was able to implement a process to estimate its obligation for accrued vacation and consequently recorded a first time non-cash charge of $1.1 million.

Accounting for Income Taxes

The Company uses the asset and liability method in accounting for income taxes in accordance with SFAS No. 109, Accounting for Income Taxes, or SFAS 109. Under this method, deferred tax assets and liabilities are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws which will be in effect when the differences are expected to reverse.

Share-Based Compensation

At December 31, 2007, the Company has five share-based employee compensation plans, which are more fully described in Note 10.

On January 1, 2006, the Company adopted the fair value recognition provisions of SFAS No. 123 (revised 2004), Share-Based Payment, or SFAS 123R. Prior to January 1, 2006, the Company accounted for share-based payments under the recognition and measurement provisions of APB Opinion No. 25, Accounting for Stock Issued to Employees and related interpretations (collectively, APB 25). In accordance with APB 25, compensation cost for share options was measured as the excess, if any, of the fair market value of IONA’s shares at the date of the grant over the amount an employee must pay to acquire the shares. This cost was deferred and charged to expense ratably over the vesting period (generally four years).

The Company adopted SFAS 123R using the modified prospective transition method. Under that transition method, compensation cost recognized in year ended December 31, 2006, includes: a) compensation cost for all share-based payments granted prior to, but not yet vested as of January 1, 2006, based on the fair value on the date of grant estimated in accordance with the original provisions of SFAS No 123, Accounting for Share-based Compensation (SFAS 123) and b) compensation cost for all shared-based payments granted subsequent to January 1, 2006, based on the fair value on the date of grant estimated in accordance with the provisions of SFAS 123R. The results for the prior periods have not been restated.

The following table illustrates the effect on net loss and net loss per share if the Company had applied the fair value recognition provisions of SFAS 123 to share-based employee compensation (in thousands except per share amounts):

Year Ended December 31, 2005

Net loss, as reported	$(843)
Add: Share-based compensation expense included in reported net loss, net of related tax effects	—
Deduct: Total share-based employee compensation expense determined under fair value based method for all awards, net of related tax effects	(11,516)

Pro forma net loss	$(12,359)

Net loss per share:
Basic and diluted—as reported	$(0.02)
Basic and diluted—pro forma	$(0.35)

Defined Contribution Plans

The Company sponsors and contributes to defined contribution plans for certain employees and directors. Contribution amounts by the Company are determined by management and allocated to employees on a pro rata basis based on employees’ contributions. The Company contributed approximately $1.3 million, $1.0 million and $1.1 million to the plan in the years ended December 31, 2007, 2006 and 2005, respectively.

Advertising and Promotion Expense

All costs associated with advertising and promoting products are expensed as incurred. Advertising and promotion expense was $2.4 million, $2.0 million and $2.2 million for the years ended December 31, 2007, 2006 and 2005, respectively.

Comprehensive Income (Loss)

The Company accounts for comprehensive income (loss) in accordance with the provisions of SFAS No. 130, Reporting Comprehensive Income, or SFAS 130. SFAS 130 establishes guidelines for the reporting and display of comprehensive income and its components in the financial statements. The components of comprehensive income (loss), net of tax, for the years ended December 31, 2007 and 2006 are as follows (in thousands):

	2007	2006
Net (loss) income	$(738)	$2,520
Other comprehensive income:
Unrealized holding gains arising during period	8	—
Less: reclassification adjustment for gains realized in net (loss) income	—	—

Net unrealized gains on investments	8	—

Total comprehensive (loss) income	$(730)	$2,520

Reclassifications

Certain amounts from prior periods have been reclassified to conform to the current period presentation.

In 2007, the Company concluded that it was appropriate to show its accounts receivable and deferred revenue balances net of advanced billings. Advanced billings consist of post-contract customer support amounts which have been invoiced as of the end of the period but the term of the support has not commenced or payment has not been received. Advanced billings which were netted from accounts receivable and deferred revenue were $5.6 million at December 31, 2007. The Company reclassified $8.1 million of advanced billings from accounts receivable and deferred revenue at December 31, 2006 to conform to the current period presentation. These reclassifications had no impact on the Company’s working capital, consolidated statements of operations and other than changes between accounts receivable and deferred revenue within changes in operating assets and liabilities, had no impact on the consolidated statements of cash flows.

Recent Accounting Pronouncements

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements, or SFAS 157, which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The provisions of SFAS 157 were effective on January 1, 2008 and the Company does not expect its adoption to have a material impact on its Consolidated Financial Statements.

In February 2007, FASB issued Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities Including an amendment of FASB Statement No. 115, or SFAS 159. SFAS 159 permits a company to choose, at specified election dates, to measure at fair value certain eligible financial assets and liabilities that are not currently required to be measured at fair value. The specified election dates include, but are not limited to, the date when an entity first recognizes the item, when an entity enters into a firm commitment, or when changes in the financial instrument causes it to no longer qualify for fair value accounting under a different accounting standard. An entity may elect the fair value option for eligible items that exist at the effective date. At that date, the difference between the carrying amounts and the fair values of eligible items for which the fair value option is elected should be recognized as a cumulative effect adjustment to the opening balance of retained earnings. The fair value option may be elected for each entire financial instrument, but need not be applied to all similar instruments. Once the fair value option has been elected, it is irrevocable. Unrealized gains and losses on items for which the fair value option has been elected will be reported in earnings. The provisions of SFAS 159 were effective on January 1, 2008 and the Company does not expect its adoption to have a material impact on its Consolidated Financial Statements.

In December 2007, the FASB issued Financial Accounting Standards No. 141R, Business Combinations, or SFAS 141R. SFAS 141R establishes principles and requirements for how an acquirer (a) recognizes and measures in its financial statements the identifiable assets acquired, liabilities assumed and any noncontrolling interest in the acquiree; (b) recognizes and measures the goodwill acquired in the business combination or a gain from a bargain purchase; and (c) determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. SFAS 141R applies prospectively to all business combination transactions for which the acquisition date is on or after January 1, 2009.

In December 2007, the FASB issued Financial Accounting Standards No. 160, Noncontrolling Interests in Consolidated Financial Statements—an amendment of Accounting Research Bulletin (ARB) No. 51, or SFAS160. SFAS 160 requires (1) presentation of ownership interests in subsidiaries held by parties other than the parent within equity in the consolidated statements of financial position, but separately from the parent’s equity; (2) separate presentation of the consolidated net income attributable to the parent and to the minority interest on the face of the consolidated statements of income; (3) accounting for changes in a parent’s ownership interest where the parent retains its controlling financial interest in its subsidiary as equity transactions; (4) initial measurement of the noncontrolling interest retained for any deconsolidated subsidiaries at fair value with recognition of any resulting gains or losses through earnings; and (5) additional disclosures that identify and distinguish between the interests of the parent and noncontrolling owners. The provisions of SFAS 160 are effective for us beginning January 1, 2009. Adoption of SFAS 160 is not expected to have a material impact on the Company’s Consolidated Financial Statements.

2. Marketable Securities

Marketable securities consist of student loan auction rate securities, corporate bonds and U.S. government agency fixed income securities. Marketable securities are stated at market value, and by policy, the Company invests primarily in high grade marketable securities to reduce risk of loss. As of December 31, 2007, auction rate securities had reset dates of up to January 2008 and maturity dates of up to April 2047. Original maturities for the Company’s fixed income securities and commercial paper are less than a year whereas auction rate securities original maturities are greater than ten years. The weighted-average effective interest rate on the marketable securities was approximately 5.5% in 2007 and 5.4% in 2006. See Note 19, Subsequent Events for more information.

	As of December 31, 2007
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Market Value
	(U.S. dollars in thousands)
Auction rate securities	$20,000	$—	$—	$20,000
Fixed income securities	8,000	8	—	8,008
Commercial paper	6,506	—	—	6,506

Total marketable securities	$34,506	$8	$—	$34,514

	As of December 31, 2006
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Market Value
	(U.S. dollars in thousands)
Corporate bonds	$—	$—	$—	$—
Auction rate securities	16,100	—	—	16,100

Total marketable securities	$16,100	$—	$—	$16,100

Prior to April 1, 2006, the Company’s investments were classified as trading securities and unrealized holding gains and losses were reflected in the Consolidated Statement of Operations.

The change in unrealized income (loss) included in net (loss) income is as follows:

	2006	2005
	(U.S. dollars in thousands)
Unrealized loss at beginning of year	$(39)	$(139)
Included in net (loss) income for the year	39	100

Unrealized income (loss) at end of year	$—	$(39)

3. Acquisitions

In May 2001, a wholly-owned subsidiary of the Company merged with and into Netfish Technologies, Inc. (Netfish), for a total consideration of 5,036,318 newly-issued ordinary shares and replacement options, and $30.9 million of closing costs incurred in connection with the merger. Of the 4,221,216 newly-issued ordinary shares, 504,598 were held back by the Company in 2001 as a source of indemnification payments that may become due to the Company. If the Company made no claims for indemnification, 75% of the 504,598 ordinary shares, or 378,448 shares, would have been distributed to the former holders of Netfish shares in May 2002 and 25% of the 504,598 ordinary shares, or 126,150 shares, would have been distributed in May 2003. In May 2002, the Company held back 142,045 ordinary shares to cover indemnification claims made by the Company. In May 2003, an additional 126,150 ordinary shares were held back to cover the indemnification claims that the Company previously made. If pending indemnification claims are resolved in a manner unfavorable to the Company, up to 268,195 ordinary shares held back by the Company could be distributed to the former holders of Netfish shares.

On March 6, 2007, the Company purchased substantially all of the assets of Century 24 Solutions Limited, or C24, a software development firm specializing in data management and transformation technology. The acquisition brings additional data services capabilities to the Artix family of distributed SOA infrastructure products.

The aggregate purchase price for C24 was approximately $7.3 million, which consisted of approximately $7.0 million in cash and $0.3 million in acquisition costs, including fees paid for legal and accounting services. Approximately $1.4 million of the purchase price is being held in escrow in accordance with the terms and conditions of an escrow agreement.

The C24 acquisition was accounted for as a purchase, and accordingly, the assets purchased and liabilities assumed are included in the consolidated balance sheet as of December 31, 2007. The operating results of C24 are included in the consolidated statement of operations since the date of acquisition.

In accordance with SFAS No. 141, Business Combinations, or SFAS 141, the purchase price was allocated to the tangible and intangible assets acquired and liabilities assumed based on their estimated fair values. The excess purchase price over those values was recorded as goodwill. The fair values assigned to tangible and intangible assets acquired and liabilities assumed were based on management’s estimates and assumptions, and other information compiled by management, including valuations that utilize established valuation techniques appropriate for the high technology industry. Goodwill recorded as a result of this acquisition is not deductible for tax purposes. In accordance with Statements of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets, or SFAS 142, goodwill is not amortized but will be reviewed at least annually for impairment. Purchased intangibles with finite lives will be amortized on a straight-line basis over their respective estimated useful lives.

The total preliminary purchase price for C24 has been allocated as follows (in thousands):

Tangible Assets:
Property and equipment		$39
Indefinite Lived Intangible Assets:
Goodwill		4,683
Amortizable intangible assets:
Technology	2,350
Customer relationships	230
Non-competition agreements	130

Total amortizable intangible assets	2,710	2,710
Liabilities
Current liabilities		(49)
Deferred revenue		(97)

Total purchase price allocation		$7,286

The purchase price and related allocation are preliminary and may be revised as a result of adjustments made to the purchase price, additional information regarding liabilities assumed, including contingent liabilities, and revisions of preliminary estimates of fair values made at the date of purchase.

On April 6, 2007, the Company also purchased substantially all of the assets of LogicBlaze, Inc., or LogicBlaze, a provider of open source solutions for SOA and business integration. The cash acquisition of LogicBlaze enables the Company to accelerate its strategy of delivering innovative, enterprise SOA solutions to its customers.

The aggregate purchase price was approximately $3.3 million, which consisted of approximately $3.2 million in cash and $0.1 million in acquisition costs, which primarily consist of fees paid for legal and accounting services. Approximately $0.6 million of the purchase price is being held in escrow in accordance with the terms and conditions of an escrow agreement.

The LogicBlaze acquisition was accounted for as a purchase, and accordingly, the assets purchased and liabilities assumed are included in the consolidated balance sheet as of December 31, 2007. The operating results of LogicBlaze are included in the consolidated statement of operations since the date of acquisition.

The total preliminary purchase price for LogicBlaze has been allocated as follows (in thousands):

Tangible Assets:
Property and equipment		$15
Prepaid expenses		6
Indefinite Lived Intangible Assets:
Goodwill		2,838
Amortizable intangible assets:
Customer relationships	500
Non-competition agreements	70

Total amortizable intangible assets	570	570
Liabilities
Deferred revenue		(137)

Total purchase price allocation		$3,292

The purchase price and related allocation are preliminary and may be revised as a result of adjustments made to the purchase price, additional information regarding liabilities assumed, including contingent liabilities, and revisions of preliminary estimates of fair values made at the date of purchase.

The following unaudited pro forma condensed consolidated results of operations assumes the LogicBlaze acquisition occurred on January 1, 2007 and 2006:

	2007	2006
	(U.S. dollars in thousands, except per share data)
Revenue	$77,867	$78,486
Net (loss) income	(931)	1,049
Earnings (loss) per share, basic and diluted	$(0.03)	$0.03

The pro forma amounts represent historical operating results of the Company and LogicBlaze and include the amortization of finite lived intangible assets arising from the purchase price allocation. The pro forma amounts are presented for comparison purposes and are not necessarily indicative of the operating results that would have occurred if the acquisition had been completed at the beginning of the periods presented nor are they necessarily indicative of operating results in future periods.

Intangible assets include amounts recognized for the fair value of customer relationships and non-competition agreements. These intangible assets have a weighted average useful life of approximately 4.8 years.

Intangible assets include amounts recognized for the fair value of existing technology, maintenance agreements, trade name and trademarks, and non-competition agreements. These intangible assets have a weighted average useful life of approximately 4.0 years with no residual value.

Goodwill and intangible assets related to the acquisitions consist of the following (in thousands):

		December 31, 2007
	Amortization Period (Years)	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
Goodwill		$7,521	$—	$7,521
Intangible assets
Technology	4	2,350	(489)	1,861
Customer relationships	5	730	(111)	619
Non-competition agreements	3	200	(52)	148

Amortizable intangible assets		3,280	(652)	2,628

Total goodwill and intangible assets		$10,801	$(652)	$10,149

Annual amortization expense related to intangible assets is expected to be as follows (in thousands):

	2008	2009	2010	2011	2012
Amortization expense	$800	$800	$747	$244	$37

4. Restructuring

During prior periods, the Company’s management and Board of Directors approved restructuring plans, which included consolidation of excess facilities, a reduction in workforce, and other related costs. As of December 31, 2007, the Company has approximately $2.4 million of accrued restructuring charges related solely to excess facilities. This balance is net of anticipated sublease income through 2013. As of December 31, 2007, approximately $1.1 million is included in other accrued liabilities since net cash outlays are expected within twelve months with the remaining $1.3 million included in other liabilities since net cash outlays are expected to be made through the end of 2013. See Note 19, Subsequent Events for more information.

During 2007, the Company recorded a $1.2 million charge related to a subtenant’s decision not to renew its sublease.

During 2006, the Company recorded a $0.2 million charge related to a revision of lease estimates for previous restructurings. The Company also released $0.2 million of restructuring accruals related to the negotiation of a new sublease in the United Kingdom.

During 2005, the Company released $0.2 million of restructuring accruals of which $0.1 million related to severance and benefit costs from previous restructurings, based on the final payments for such severance and benefits and $0.1 million related to facilities costs for the Company’s Dublin and Reading, UK offices.

The following sets forth the Company’s accrued restructuring costs as of December 31, 2007:

	Excess Facilities	Severance	Total
	(U.S. dollars in thousands)
Balance at December 31, 2004	$7,571	$361	$7,932

Cash outlays in 2005	(5,527)	(264)	(5,791)
2005 adjustments in estimates	(92)	(97)	(189)

Balance at December 31, 2005	1,952	—	1,952

2006 charges	207	—	207
Cash outlays in 2006	(645)	—	(645)
2006 adjustments in estimates	(207)	—	(207)

Balance at December 31, 2006	1,307	—	1,307

2007 charges	1,233	—	1,233
Cash outlays in 2007	(149)	—	(149)

Balance at December 31, 2007	$2,391	$—	$2,391

In order to estimate the costs related to its restructuring efforts, management made its best estimates of the most likely expected outcomes of the significant actions to accomplish the restructuring. These estimates principally related to charges for excess facilities and included estimates of future sublease income, future net operating expenses of the facilities, brokerage commissions and other expenses. The charge was calculated by taking into consideration (1) the committed annual rental charge associated with the vacant square footage, (2) an assessment of the sublet rents that could be achieved based on current market conditions, vacancy rates and future outlook following consultation with third party realtors, (3) an assessment of the period of time the facility would remain vacant before being sublet, (4) an assessment of the percentage increases in the primary lease rent at each review, and (5) the application of a discount rate of 4% over the remaining period of the lease or termination clause.

Actual costs may differ from those recorded in the event that the subleasing assumptions require adjustment due to changes in economic conditions surrounding the real estate market or if the Company terminates its lease obligations prior to the scheduled termination dates.

5. Restricted Cash

At December 31, 2007, the Company had approximately $0.2 million in restricted cash deposits with Citizens Bank which included annual renewable letter of credit facilities for certain leased facilities. Should the Company not renew these letter of credit facilities or default on its rental obligations, $0.2 million will be payable to the lessors. During 2007, 2006 and 2005, restrictions of $0.1 million, $0.2 million and $3.0 million, respectively, payable upon demand for use toward satisfaction of amounts owed to a landlord, were released upon expiration of the leases.

6. Other Accrued Liabilities

Other accrued liabilities consist of the following:

	As of December 31,
	2007	2006
	(U.S. dollars in thousands)
Income and other taxes payable	$4,657	$4,775
Other	7,103	6,231

Total other accrued liabilities	$11,760	$11,006

7. Operating Lease Commitments

The Company leases office space under non-cancelable operating leases with various expiration dates through 2023 with rights to terminate in 2013. Certain leases have renewal options with rentals based upon changes in the fair market value of the property. Rent expense under all operating leases was approximately $4.2 million, $4.6 million and $4.2 million in 2007, 2006 and 2005, respectively. Rental income under all operating subleases was approximately $2.0 million in 2007 and $2.6 million in both 2006 and 2005. Future minimum lease payments under all operating leases as of December 31, 2007 are as follows (U.S. dollars in thousands):

Year Ending December 31,	Future Lease Payments	Future Rental Income
2008	$5,542	$1,118
2009	5,077	415
2010	4,692	349
2011	3,861	349
2012	3,326	348
Thereafter	1,913	174

Total	$24,411	$2,753

The lease commitments shown include amounts related to certain exited facilities which have been reserved for as a result of the Company’s restructuring plans, which, net of estimated sublease income, results in a restructuring balance of approximately $2.4 million at December 31, 2007.

8. Property and Equipment, Net

Property and equipment consists of the following:

	As of December 31,
	2007	2006
	(U.S. dollars in thousands)
Computer equipment	$12,226	$12,534
Leasehold improvements	6,705	6,545
Office equipment	677	647
Furniture and fixtures	901	780

Total property and equipment	$20,509	$20,506
Accumulated depreciation	(17,865)	(17,647)

Total property and equipment, net	$2,644	$2,859

During 2007 and 2006, the Company reduced its cost and accumulated depreciation by $1.5 million and $2.5 million, respectively, related to asset retirements.

9. Redeemable Preference Shares and Shareholders’ Equity

IONA’s authorized share capital is divided into redeemable preference shares (preference shares) of €0.0025 par value per share and ordinary shares of €0.0025 par value per share. There were no redeemable preference shares issued and outstanding at December 31, 2007 or December 31, 2006.

The preference shares confer on the holders thereof the right to receive notice of and to attend all general meetings of IONA but not the right to vote on any resolution proposed therefore. They confer on the holders thereof the right to be paid out of the profits available for distribution, in priority to any payment of dividend on any other class of shares in IONA, a fixed cumulative preference dividend at a rate of 6% per annum on the amount paid up on the preference shares. Upon winding up of IONA, the preference shares confer upon the holders thereof the right to repayment of the capital paid thereon, together with payment of all arrears of preferential dividend, whether declared or not, to the date of redemption of the preference shares in priority to payment of any dividend or repayment of capital to the holders of the ordinary shares in the capital of IONA. Such preference shares do not, however, confer upon the holders thereof any further rights to participate in the assets of IONA.

Dividends may only be declared and paid out of profits available for distribution determined in accordance with generally accepted accounting principles in Ireland and applicable Irish Company Law. Any dividends on the ordinary shares, if and when declared, will be declared and paid in U.S. dollars. The amount of retained earnings available for distribution as dividends at December 31, 2007, 2006 and 2005, at the exchange rates in effect on those dates, was zero.

10. Share-Based Compensation Plans

IONA has share-based compensation plans under which employees, consultants, directors and officers may be granted share options. Options are generally granted with exercise prices at not less than the fair market value on the grant date, generally vest over 4 years and expire 7 or 10 years after the grant date, or five years from the date of grant in the case of an incentive share option granted to an employee holding more than 10% of the total combined voting power of IONA. Additionally, the 2006 Share Incentive Plan provides for the grant of restricted share awards, phantom share units, share appreciation rights and other share-based awards, including the grant of shares based upon certain conditions such as performance-based conditions and the grant of securities convertible into ordinary shares. The 2006 Share Incentive Plan was approved by the Company’s shareholders on August 23,

2006, authorizing the issuance of 4,000,000 new shares that may be used for awards. In addition, shares underlying any award granted and outstanding under the Company’s 1997 Share Option Scheme as of the adoption date of the 2006 Share Incentive Plan that are forfeited, cancelled, held back upon exercise of an option or settlement of an award to cover the exercise price or tax withholding, reacquired by IONA prior to vesting, satisfied without the issuance of shares or otherwise terminated (other than by exercise), after the adoption date without the issuance of shares, become available for future grants under the 2006 Share Incentive Plan.

The following sets forth information related to IONA’s five equity compensation plans as of December 31, 2007:

Plan	Authorized		Outstanding	Available for Future Grants
1997 Share Option Scheme	12,900,000		6,199,042	—
2006 Share Incentive Plan	4,000,000	#	1,635,800	2,865,169
1997 Director Share Option Scheme	500,000		351,000	—
Genesis Development Corporation 1997 Stock Option Plan	—	**	228	—
Netfish Technologies, Inc. 1999 Stock Option Plan	—	**	25,594	—

	17,400,000		8,211,664	2,865,169

#	Includes 672,681 shares, as of December 31, 2007, from the 1997 Share Option Scheme and 1997 Director Share Option Scheme that were forfeited, cancelled, held back upon exercise of an option or settlement of an award to cover the exercise price or tax withholding, reacquired by IONA prior to vesting, satisfied without the issuance of shares or otherwise terminated (other than by exercise).

**	In connection with acquisitions of Genesis Development Corporation and Netfish Technologies, Inc., or Netfish, all of the outstanding share options for these plans were converted into options to purchase IONA’s ordinary shares.

Share Options

A summary of IONA’s share option activity, and related information for the years ended December 31, 2007, 2006 and 2005 follows:

	As of Year Ended December 31,
	2007		2006		2005
	Number of Options	Weighted Average Exercise Price	Number of Options	Weighted Average Exercise Price	Number of Options	Weighted Average Exercise Price
Outstanding—beginning of period	7,533,559	$4.81	6,621,645	$4.81	5,605,339	$4.93
Granted	1,449,500	5.19	1,814,550	4.15	2,469,850	4.05
Forfeitures	(559,324)	6.73	(506,276)	4.52	(1,070,080)	4.67
Exercised	(425,121)	2.74	(396,360)	2.36	(383,464)	2.06

Outstanding—end of period	7,998,614	$4.84	7,533,559	$4.81	6,621,645	$4.81

Exercisable at end of period	4,910,380	$5.01	3,832,783	$5.42	2,715,672	$5.74

The following table summarizes information concerning outstanding and exercisable options as of December 31, 2007 (shares and aggregate intrinsic values in thousands):

	Options Outstanding				Options Exercisable
Range of Exercise Prices	Number of Shares	Weighted Average Remaining Contractual Life (Years)	Weighted Average Exercise Price	Aggregate Intrinsic Value	Number of Shares	Weighted Average Remaining Contractual Life (Years)	Weighted Average Exercise Price	Aggregate Intrinsic Value
$1.99 – $3.50	2,826	6.4	$2.79	$1,359	2,239	6.1	$2.70	$1,269
$3.51 – $5.00	1,991	8.0	4.14	—	898	7.7	4.19	—
$5.01 – $6.50	2,224	7.9	5.45	—	826	6.6	5.34	—
$6.51 – $8.00	792	5.9	7.33	—	781	5.9	7.33	—
$8.01 – $74.50	166	2.5	28.09	—	166	2.5	28.09	—

Total	7,999	7.1	$4.84	$1,359	4,910	6.3	$5.01	$1,269

The aggregate intrinsic value in the preceding table represents the total pretax intrinsic value, based on IONA’s closing share price of $3.26 as of December 31, 2007, which would have been received by the option holders had all option holders exercised their options as of that date. The aggregate intrinsic value of options exercised for the years ended December 31, 2007, 2006 and 2005 were $1.1 million, $0.8 million and $0.7 million, respectively. The unamortized fair value of share-based awards as of December 31, 2007, was $6.7 million with a weighted average remaining recognition period of 1.4 years.

Phantom Share Units

A summary of IONA’s phantom share activity and related information for the year ended December 31, 2007 follows:

	2007
	Number of Shares	Weighted Average Fair Value
Granted	221,300	$5.33
Vested	—	—
Forfeitures	(8,250)	5.33

Outstanding—end of period	213,050	$5.33

Exercisable—end of period	—	—

All phantom share units were granted under the 2006 Share Incentive Plan and had two requirements for vesting: (i) the satisfaction of certain performance-based objectives and (ii) the passage of time. Since certain specified minimum performance-based objectives for the 2007 fiscal year were not achieved, none of the phantom share units will vest and the award will automatically lapse during the first quarter of 2008. The Company recorded $0.3 million of share-based compensation expense through the nine months ended September 30, 2007, since management expected to achieve the performance-based objectives. During the fourth quarter of 2007, the Company reversed this amount in full when the objectives were not achieved.

Valuation and Expense Information under SFAS 123R

The weighted average estimated grant date fair value of share options granted during 2007, 2006 and 2005 were $2.78, $2.25 and $2.43, respectively, using a Black-Scholes option-pricing model with the following weighted average assumptions:

	2007	2006	2005
Risk-free interest rate	4.6%	5.0%	4.4%
Expected dividend yield	—	—	—
Expected volatility	66.9%	75.3%	77.0%
Expected life (years)	3.83	3.26	3.89

The dividend yield of zero is based on the fact that IONA has never paid cash dividends and has no present intention to pay cash dividends. Expected volatility is based on historical volatility of IONA’s shares over the period commensurate with the expected life of the options. The expected term of options granted is derived from historical data on employee exercise and post-vesting employment termination behavior. The risk-free rate is based on the U.S. Treasury yield curve in effect at the time of grant. IONA uses the straight-line method for expense attribution.

IONA’s estimated option forfeiture rate in 2007, 2006 and 2005 based on its historical option forfeiture experience, is approximately 9%, 11% and 10%, respectively. IONA records additional expense if the actual option forfeitures are lower than estimated and records a recovery of prior expense if the actual option forfeitures are higher than estimated.

The weighted average estimated grant date fair value for rights to purchase awards under the 1999 Employee Share Purchase Plan during 2007, 2006 and 2005 were $1.41, $1.28 and $1.34, respectively, using the following weighted average assumptions:

	2007	2006	2005
Risk-free interest rate	4.7%	4.8%	2.0%
Expected dividend yield	—	—	—
Expected volatility	53.0%	75.1%	78.0%
Expected life	6 months	6 months	6 months

During the first quarter of 2006, the Company granted 300,000 options incorporating market conditions which may accelerate vesting. The Company calculated the requisite service period of approximately 3.5 years using a Monte-Carlo simulation to simulate a range of possible future share prices for IONA. The Company used assumptions consistent with those input in its Black-Scholes option-pricing model to calculate the fair value on the date of grant of these options using a lattice model. The remaining unrecognized compensation expense on options with market conditions vesting at December 31, 2007 was $0.2 million. The weighted average period over which the cost is expected to be recognized is approximately 0.8 years.

11. 1999 Employee Share Purchase Plan

In August 1999, the Company established a qualified Employee Share Purchase Plan, the terms of which allow for qualified employees (as defined therein) to participate in the purchase of designated shares of IONA’s ordinary shares at a price equal to the lower of 85% of the closing price at the beginning or end of each semi-annual share purchase period. As of December 31, 2007, 2006 and 2005, 1.5 million, 1.3 million and 1.2 million shares have been issued under the plan, respectively.

12. Net (Loss) Income Per Ordinary Share and ADS

The following sets forth the computation of basic and diluted net (loss) income per ordinary share and ADS:

	Year Ended December 31,
	2007	2006	2005
	(In thousands, except per share data)
Numerator:
Numerator for basic and diluted net (loss) income per ordinary share and ADS—(loss) income available to ordinary shareholders	$(738)	$2,520	$(843)

Denominator:
Denominator for basic net (loss) income per ordinary and ADS share—weighted average ordinary shares and ADS	36,329	35,648	35,139
Effect of employee share options	—	621	—

Denominator for diluted net (loss) income per ordinary share and ADS	36,329	36,269	35,139

Basic net (loss) income per ordinary share and ADS	$(0.02)	$0.07	$(0.02)

Diluted net (loss) income per ordinary share and ADS	$(0.02)	$0.07	$(0.02)

In 2007 and 2005, 8.2 million and 6.6 million, respectively, outstanding share awards granted have been excluded from the calculation of the diluted net loss per share because all such securities were anti-dilutive. In 2006, the total number of shares related to the outstanding options excluded from the calculation of diluted net income per share was approximately 2.1 million.

13. Income Taxes

(Loss) income before (benefit) provision for income taxes consists of the following:

	Year Ended December 31,
	2007	2006	2005
	(U.S. dollars in thousands)
Ireland*	$(5,648)	$238	$(2,717)
Rest of World	3,910	3,494	2,794

Total	$(1,738)	$3,732	$77

*	Domestic

The (benefit) provision for income taxes consists of the following:

	Year Ended December 31,
	2007	2006	2005
	(U.S. dollars in thousands)
Current:
Ireland	$467	$520	$448
Rest of World	461	692	472

Total current	928	1,212	920
Deferred:
Ireland	—	—	—
Rest of World	(1,928)	—	—

Total deferred	(1,928)	—	—

Total (benefit) provision for income taxes	$(1,000)	$1,212	$920

The (benefit) provision for income taxes differs from the amount computed by applying the statutory income tax rate to income (loss) before taxes. The sources and tax effects of the differences are as follows:

	Year Ended December 31,
	2007	2006	2005
	(U.S. dollars in thousands)
Income taxes computed at the Irish statutory income tax rate of 12.5%	$(217)	$467	$10
State tax, net of federal benefit	60	42	—
Income (loss) from Irish manufacturing operations at lower rates	141	(134)	123
Operating losses not utilized	129	—	490
Operating losses utilized	(717)	(1,273)	(1,548)
Income (loss) subject to different rates of tax	1,085	1,123	1,736
Income not subject to tax	(238)	(201)	(106)
Non-deductible expenses	529	770	101
Change in the valuation allowance	(1,928)	—	—
Other items	156	418	114

Total (benefit) provision for income taxes	$(1,000)	$1,212	$920

The effect on basic and diluted net (loss) income per ordinary share and per ADS of the Irish manufacturing operations being taxed at a lower rate than the Irish Statutory income tax rate was nil for the years ended December 31, 2007, 2006 and 2005.

	Year Ended December 31,
	2007	2006	2005
	(U.S. dollars in thousands)
Deferred tax assets:
Principally net operating loss carryforwards	$40,887	$59,473	$60,884
Other	1,668	1,651	1,156

Total deferred tax assets	42,555	61,124	62,040
Valuation allowance	(40,627)	(61,124)	(62,040)

Net deferred tax assets	$1,928	$—	$—

The valuation allowance decreased $20.5 million in 2007 as a result of the recognition of certain U.S. deferred tax assets of $2.0 million offset by the recognition of a $0.1 million deferred tax liability in Japan, the elimination of excess stock option deductions of $10.6 million as described more fully below, expiring net operating loss carryforwards of $7.4 million and the net utilization of operating losses not previously benefited of $0.6 million. The valuation allowance decreased $0.9 million in 2006 primarily as a result of expiring net operating loss carryforwards and the elimination of excess stock option deductions as described more fully below.

As of December 31, 2006, the majority of the Company’s United States net operating losses and other deferred tax assets were fully offset by a valuation allowance primarily because, pursuant to SFAS No. 109, “Accounting for Income Taxes,” the Company did not have sufficient history of income to conclude that it was more likely than not that the Company would be able to realize the tax benefits of those deferred tax assets. Based upon the Company’s cumulative history of earnings before taxes for financial reporting purposes over a 12 quarter period and an assessment of the Company’s expected future results of operations as of December 31, 2007, the Company determined that it was more likely than not that it would realize a portion of its U.S. deferred tax assets and net operating loss carryforwards prior to their expiration. As a result, during 2007, the Company reversed a total of $2.0 million of its U.S. deferred tax asset valuation allowance. The entire amount of the $2.0 million valuation allowance release was recorded as a discrete benefit for income taxes on the Company’s consolidated statement of operations. In addition, during 2007 the Company recognized a $0.1 million net current deferred tax liability in connection with its Japanese subsidiary.

At December 31, 2007, the Company has a net operating loss carryforward of approximately $71.9 million, exclusive of excess share-based compensation deductions as discussed in more detail below but including approximately $64.3 million pre-acquisition losses from the Netfish acquisition, for U.S. federal tax purposes which will expire in the tax years 2011 through 2025 if not previously utilized. Similar amounts are available for state purposes with expiration generally through 2011. Utilization of the net operating loss carryforward may be subject to an annual limitation due to the change in ownership rules provided by the Internal Revenue Code of 1986. This limitation and other restrictions provided by the Internal Revenue Code of 1986 may reduce the net operating loss carryforward such that it would not be available to offset future taxable income of the U.S. subsidiaries.

As of December 31, 2007, and in accordance with SFAS No. 123R, the Company has chosen to reduce its financial statement presentation of net operating loss carryforwards and corresponding valuation allowance by the amount of historic net operating losses generated by excess stock compensation deductions not previously realized. As of December 31, 2007, the Company has $31.2 million of net operating loss carryforwards in the United States, not reflected in the tables or discussion above, resulting from excess stock compensation deductions. The tax value of the excess deductions has not been recognized in the tax reconciliation note as the utilization of the net operating loss carryforwards will result in an increase in additional paid-in capital and not a reduction in provision for income taxes. This increase to additional paid-in capital will not occur until the excess deductions are “realized” in accordance with SFAS No. 123R. At both December 31, 2006 and 2005, the Company had $30.6 million of net operating losses resulting from excess share-based compensation deductions which are included in the amounts disclosed above.

At December 31, 2007, the Company also had net operating loss carryforwards totaling approximately $124.1 million for Irish income tax purposes which carry forward indefinitely.

At December 31, 2007, the Company also had net operating loss carryforwards totaling approximately $3.5 million for Australian income tax purposes which carry forward indefinitely. However, as of December 31, 2006, the Company no longer had active operations in Australia.

The utilization of these net operating loss carryforwards is limited to the future profitable operation of the Company in the related tax jurisdictions in which such carryforwards arose. The applicable tax rates as of December 31, 2007 were a maximum of 35% for U.S. federal income tax purposes and 12.5% for Irish income tax purposes. Valuation allowances of 100% have been provided against the net operating loss carryforwards in Ireland and Australia because of the history of operating losses in the related tax jurisdictions.

Significant judgment is required in determining the Company’s worldwide income tax expense provision. In the ordinary course of a global business, there are many transactions and calculations where the ultimate tax outcome is uncertain. Some of these uncertainties arise as a consequence of income sharing and cost reimbursement arrangements among related entities, the process of identifying items of income and expense that qualify for preferential tax treatment and segregation of foreign and domestic income and expense to avoid double taxation. The Company has reserves for taxes that may become payable in future periods as a result of tax audits. It is the Company’s policy to establish reserves for taxes that may become payable in future years as a result of examination by tax authorities. The tax reserves are analyzed at each balance sheet date and adjustments are made as events occur to warrant adjustment to the reserves. At any given time, the Company may be undergoing tax audits in several jurisdictions and covering multiple years.

In July 2006, the Financial Accounting Standards Board, or FASB, issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, or FIN 48, which prescribes a recognition threshold and measurement process for recording in the financial statements uncertain tax positions taken or expected to be taken in a tax return. Additionally, FIN 48 provides guidance on derecognition, classification, accounting in interim periods and disclosure requirements for uncertain tax positions. The Company adopted FIN 48 effective January 1, 2007.

The Company evaluated its tax positions at December 31, 2006 in accordance with FIN 48, and has concluded that no adjustment to any unrecognized tax benefits as defined by FIN 48 is required. As of the adoption date, the Company had gross unrecognized tax benefits of $1.1 million of which, the total balance represents the amount that, if recognized, would favorably affect the effective income tax rate in any future periods. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as a component of income tax expense.

The Company recorded an increase to its unrecognized tax benefits of approximately $0.1 million for the year ended December 31, 2007, which relates to positions taken in the current period. Of this increase, the total balance represents the amount that, if recognized, would favorably affect the effective income tax rate in any future periods. The Company has also accrued $0.2 million of interest expense and penalties related to these unrecognized tax benefits. Additionally, it is reasonably possible that sometime during the next 12 months, the amount of unrecognized tax benefits may significantly decrease by $0.2 million to $0.3 million generally as a result of a lapse of the statute of limitations in various jurisdictions. These unrecognized tax benefits relate to income sharing and cost reimbursement arrangements among related entities.

The following sets forth a reconciliation of the allowance for unrecognized tax benefits (in millions):

Balance, January 1, 2007	$1.1
Increases and (decreases) for tax positions taken during a prior period	—
Increases and (decreases) for tax positions taken during the current period	0.1
Decreases relating to settlements	—
Decreases resulting from the expiration of the statute of limitations	(0.1)

Balance, December 31, 2007	$1.1

The Company or one of its subsidiaries files income tax returns in foreign jurisdictions including Ireland and Japan, and is generally subject to examinations by those tax authorities for all tax years from 2002 to the present. The Company or one of its subsidiaries also files income tax returns in the U.S. federal, Massachusetts, and various state jurisdictions and is generally subject to examinations by those tax authorities for all tax years from 1996 to the present. Although the outcome of tax audits is always uncertain, the Company believes that adequate amounts of tax, interest and penalties have been provided for any adjustments that are expected to result from open tax years.

14. Industry and Geographic Information

The Company follows SFAS No. 131, Disclosures About Segments of an Enterprise and Related Information, or SFAS 131. SFAS 131 establishes standards for reporting information about operating segments. Operating segments are defined in SFAS 131 as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. Based on the guidance in SFAS 131, the Company has one operating segment for financial reporting purposes: Enterprise Infrastructure Software.

Although the Company operates as a single, integrated business, certain product groups accounted for a significant portion of the Company’s revenue. The following table sets forth each product group as a percentage of revenue for the last three fiscal years.

	Year Ended December 31,
	2007	2006	2005
Artix	33%	26%	14%
Orbix	65%	74%	86%
Fuse	2%	—	—

The following is a summary of enterprise-wide geographic areas information:

Revenue by Geographic Region:

	Year Ended December 31,
	2007	2006	2005
	(U.S. dollars in thousands)
Americas	$42,930	$42,680	$32,199
Europe, Middle East and Africa	25,066	22,680	25,982
Asia-Pacific Rim	9,664	12,478	8,625

Consolidated total	$77,660	$77,838	$66,806

Revenue is primarily attributable to the geographic region in which the contract is signed and the product is deployed.

Long Lived Assets by Geographic Region:

	As of December 31,
	2007	2006	2005
	(U.S. dollars in thousands)
Country of Domicile
Ireland	$11,353	$1,777	$2,417
Foreign Countries
Americas	2,072	947	1,228
Rest of Europe, Middle East and Africa	76	38	52
Asia-Pacific Rim	720	237	387

Consolidated total	$14,221	$2,999	$4,084

15. Related Party Transactions

Since July 2003, the Company has engaged K Capital Source Limited, or K Capital, which was recently acquired by Financial Dynamics Ireland Limited, to provide capital market communication and advisory services. Mark Kenny, a principal of K Capital, is the son of one of IONA’s directors, Dr. Ivor Kenny. Under the Company’s agreement with K Capital, the Company currently pays $45,000 per fiscal quarter for such services. No amounts relating to services rendered were outstanding as of December 31, 2007, December 31, 2006 or December 31, 2005. The Company paid K Capital fees of approximately $180,000, $180,000 and $175,000 for such services in 2007, 2006 and 2005, respectively.

In 2006 and 2005, the Company provided product-related consulting services and maintenance and support services to eircom PLC, or eircom, both for software that eircom licenses from the Company and from third parties. Kevin Melia, the Chairman of IONA’s Board of Directors, and John Conroy, a former member of IONA’s Board of Directors, were members of the board of directors of eircom in 2005 and 2006. The Company’s annual software maintenance and support arrangement with eircom, pursuant to which eircom paid the Company an annual support fee of $25,332 in 2006 and $30,400 in 2005, expired in October 2007. In addition, the Company provided consulting services to eircom in 2006 and 2005, pursuant to a consulting agreement, for approximately $38,538 and $18,576, respectively. The Company does not have a current agreement with eircom to provide either consulting or maintenance and support services.

During the third quarter of 2005, the Company renewed its software maintenance and support agreement with the Royal Bank of Scotland (the parent of Ulster Bank), or Royal Bank of Scotland, for the annual fee of approximately $292,186. At the time the Company renewed this agreement, William Burgess, a former member of IONA’s Board of Directors, was a member of the board of directors of Ulster Bank. The Company has a current agreement with the Royal Bank of Scotland to provide it with software maintenance and support services.

During the fourth quarter of 2005, the Company renewed its software maintenance and support arrangement with Fineos Corporation Limited, or Fineos, for the annual fee of approximately $65,000. At the time the Company renewed this agreement, William Burgess, a former member of IONA’s Board of Directors, was a member of the board of directors of Fineos. The Company has a current agreement with Fineos to provide it with software maintenance and support services.

During the first quarter of 2005, the Company renewed its software maintenance and support arrangement with Manugistics, Inc., or Manugistics, for the annual fee of approximately $255,000. At the time the Company renewed this agreement, Kevin Melia, the Chairman of IONA’s Board of Directors, was a member of the board of directors of Manugistics. The Company does not have a current agreement with Manugistics or its successor JDA Software to provide it with software maintenance and support services.

16. Contingencies

The Company is involved in various legal proceedings and disputes that arise in the normal course of business. Disputes can be expensive and disruptive to normal business operations. The Company believes that it has meritorious defenses to these matters. In 2003, the Company settled a lawsuit which arose in connection with the termination of an employee by Netfish prior to the Company’s acquisition of Netfish. Since settlement of the underlying lawsuit, the Company has also reached settlement with Netfish’s insurers over payment of the legal fees incurred by the Company. Netfish’s former Chief Executive Officer asserts that the Company is obligated to reimburse him for his legal expenses incurred in connection with this suit. The Company vigorously disputes such assertion and is in discussions with the former Netfish Chief Executive Officer over the matter.

17. Guarantees

The Company’s software license agreements generally include language indemnifying customers against liabilities if its proprietary software products infringe a third party’s intellectual property rights. To date, the Company has not incurred any significant or material costs as a result of such indemnifications and has not accrued any liabilities related to such obligations in its consolidated financial statements. The Company’s software license agreements also generally include a warranty that its proprietary software products will substantially operate as described in the applicable program documentation for a period of 180 days after delivery. The Company’s subscription agreements relating to its open source support offerings generally include “open source assurance” which provides the customer with a limited remedy in the event that the Company-branded distribution of open source software products infringe a third party’s intellectual property rights. This remedy typically includes (i) obtaining the rights necessary for the customer to continue to use the software, (ii) modifying the software so that it is non-infringing and (iii) replacing the infringing portion of the code with non-infringing code. The Company also generally warrants that services it performs will be provided in a professional and workman-like manner. To date, the Company has not incurred any material costs associated with these warranties.

In connection with certain facility leases, the Company has indemnified its lessors for claims arising from the Company’s use of the facility or the Company’s breach of the lease. The Company also indemnifies its directors and officers to the maximum extent permitted by law. The duration of the indemnities varies, and in many cases is indefinite. The Company has not recorded any liability for these indemnities in the accompanying consolidated balance sheets.

18. Quarterly Financial Information (Unaudited)

	Q1 2007	Q2 2007	Q3 2007	Q4 2007	Total
	(In thousands, except per share data)
Revenue	$15,582	$19,770	$24,213	$18,095	$77,660
Gross profit	$11,947	$15,892	$20,373	$14,485	$62,697
Net (loss) income	$(2,848)	$(1,212)	$3,129	$193	$(738)
Basic net (loss) income per ordinary share and per ADS	$(0.08)	$(0.03)	$0.09	$0.01	$(0.02)
Diluted net (loss) income per ordinary share and per ADS	$(0.08)	$(0.03)	$0.08	$0.01	$(0.02)

	Q1 2006	Q2 2006	Q3 2006	Q4 2006	Total
	(In thousands, except per share data)
Revenue	$17,004	$17,722	$20,325	$22,787	$77,838
Gross profit	$13,603	$14,336	$16,849	$19,307	$64,095
Net (loss) income	$(621)	$(232)	$497	$2,876	$2,520
Basic net (loss) income per ordinary share and per ADS	$(0.02)	$(0.01)	$0.01	$0.08	$0.07
Diluted net (loss) income per ordinary share and per ADS	$(0.02)	$(0.01)	$0.01	$0.08	$0.07

19. Subsequent Events (Unaudited)

The Company’s marketable securities included $20.0 million and $18.0 million of student loan auction rate securities as of December 31, 2007 and March 10, 2008, respectively. All of the Company’s auction rate securities had successful auction interest rate resets between January 1, 2008 and February 9, 2008. As of March 10, 2008, $18.0 million of the Company’s student loan auction rate securities had insufficient demand at auction (also known as failure to settle). As a result of insufficient demand, these affected securities are currently not liquid. In the event the Company needs to access the funds that are in an illiquid state, it may not be able to do so without the loss of principal until a future auction for these investments is successful, they are redeemed by the issuer or they mature. If the Company is unable to sell these securities in the market or they are not redeemed, the Company could be required to hold them to maturity. If the security issuer is unable to successfully close future auctions or the securities’ credit worthiness deteriorates, the Company may be required to adjust the carrying value of the investment through an impairment charge. If the Company were to sell the auction rate securities outside of an auction reset date, the Company could recognize a loss on some portion of the principal amount of these holdings. At this time, the Company has not obtained sufficient evidence to conclude that these investments are impaired or that they will not be settled in the short term, although the market for these investments is presently uncertain. The Company does not have a need to access these funds for operational purposes in the foreseeable future. The Company will continue to monitor and evaluate these investments on an ongoing basis for impairment or for the need to reclassify to long term investments.

On January 11, 2008, the Company committed to a cost reduction plan focused on streamlining the Company’s operations and the elimination of certain fixed costs. This includes costs associated with a workforce reduction across the organization, costs associated with the consolidation of certain of its facilities, and other associated costs. The Company expects to incur a total of $1.5 million to $1.7 million of severance payments and related costs in connection with these actions during the first half of 2008. The Company is currently exploring its options to mitigate its affected real estate lease obligations. At this time, the Company is unable to estimate the amount or range of costs and timing of charges associated with the consolidation of certain facilities and other associated costs.

US GAAP FINANCIAL STATEMENTS (UNAUDITED) FOR QUARTERLY PERIOD ENDING MARCH 31, 2008 AS INCORPRATED IN THE QUARTERLY REPORT FILED ON FORM 10-Q

IONA Technologies PLC

Condensed Consolidated Balance Sheets

(In thousands, except share and per share data)

	March 31, 2008 (Unaudited)	December 31, 2007
ASSETS
Current assets:
Cash and cash equivalents	$29,354	$21,767
Restricted cash	200	200
Marketable securities	8,514	34,514
Accounts receivable, net of allowance of $402 and $583, respectively	13,029	12,378
Prepaid expenses	2,735	2,138
Deferred tax asset—current	888	888
Other assets—current	169	190

Total current assets	54,889	72,075
Property and equipment, net of accumulated depreciation of $18,239 and $17,865, respectively	2,618	2,644
Goodwill and intangible assets	9,949	10,149
Marketable securities, non-current	17,197	—
Deferred tax asset	1,040	1,040
Other assets	422	388

Total assets	$86,115	$86,296

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$786	$1,470
Accrued payroll and related expenses	4,436	4,946
Deferred revenue	20,469	15,931
Other accrued liabilities	12,480	10,498

Total current liabilities	38,171	32,845
Long-term deferred revenue	1,268	1,317
Other non-current liabilities	1,731	2,583

Shareholders’ equity:
Ordinary shares, €0.0025 par value, 150,000,000 shares authorized; 36,789,406 and 36,531,565, respectively, shares issues and outstanding	101	101
Additional paid-in capital	509,796	508,474
Accumulated deficit	(464,156)	(459,032)
Accumulated other comprehensive (loss) / income	(796)	8

Total shareholders’ equity	44,945	49,551

Total liabilities and shareholders’ equity	$86,115	$86,296

The accompanying notes are an integral part of these condensed consolidated financial statements.

IONA Technologies PLC

Condensed Consolidated Statements of Operations

(Unaudited, in thousands, except share and per share data)

	Three Months Ended March 31,
	2008	2007
Revenue:
Product revenue	$6,596	$6,268
Service revenue	9,845	9,314

Total revenue	16,441	15,582

Cost of revenue:
Cost of product revenue	187	230
Cost of service revenue	3,835	3,453

Total cost of revenue	4,022	3,683

Gross profit	12,419	11,899

Operating expenses:
Research and development	4,921	4,427
Sales and marketing	7,209	7,851
General and administrative	4,009	3,126
Amortization of intangible assets	52	8
Restructuring	1,529	—

Total operating expenses	17,720	15,412

Loss from operations	(5,301)	(3,513)
Interest income, net	499	575
Net exchange gain	69	13

Loss before provision / (benefit) for income taxes	(4,733)	(2,925)
Provision / (benefit) for income taxes	391	(77)

Net loss	$(5,124)	$(2,848)

Basic and diluted net loss per ordinary share and per ADS	$(0.14)	$(0.08)
Shares used in computing basic and diluted net loss per ordinary share and per ADS	36,643	36,074

The accompanying notes are an integral part of these condensed consolidated financial statements.

IONA Technologies PLC

Condensed Consolidated Statements of Cash Flows

(Unaudited, in thousands)

	Three Months Ended March 31,
	2008	2007
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(5,124)	$(2,848)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	380	413
Amortization	199	69
Share-based compensation	609	1,353
Realized gain on marketable securities	(15)	(175)
Loss on disposal of assets	5	—
Recovery of bad debt expense	(161)	(184)
Deferred income taxes	—	(409)
Changes in operating assets and liabilities:
Accounts receivable	(490)	7,182
Prepaid expenses	(597)	(1,198)
Other assets	(13)	(25)
Accounts payable	(684)	947
Accrued payroll and related expenses	(510)	(3,156)
Other liabilities	1,130	(602)
Deferred revenue	4,489	7,370

Net cash (used in) provided by operating activities	(782)	8,737

CASH FLOWS FROM INVESTING ACTIVITIES:
Business acquired in purchase transaction, net of cash acquired	—	(7,286)
Sales of marketable securities	18,750	3,200
Purchases of marketable securities	(10,735)	(3,925)
Purchases of property and equipment	(359)	(149)

Net cash provided by (used in) investing activities	7,656	(8,160)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from exercise of stock options	497	610
Proceeds from employee share purchase plan	216	309

Net cash provided by financing activities	713	919

NET INCREASE IN CASH AND CASH EQUIVALENTS	7,587	1,496
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	21,767	37,569

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$29,354	$39,065

The accompanying notes are an integral part of these condensed consolidated financial statements.

IONA Technologies PLC

Notes to Condensed Consolidated Financial Statements (Unaudited)

1. Basis of Presentation and New Accounting Standards

These condensed consolidated financial statements have been prepared by IONA Technologies PLC, referred to as IONA or the Company, pursuant to the rules and regulations of the Securities and Exchange Commission, or SEC, and in accordance with United States generally accepted accounting principles, or U.S. GAAP, for interim financial information. Accordingly, certain information and footnote disclosures normally included in annual financial statements have been omitted or condensed. In the opinion of management, all necessary adjustments (consisting of normal recurring accruals and adjustments to estimates of restructuring charges) have been made for a fair presentation of the Company’s financial position, results of operations and cash flows at the dates and for the periods presented. The operating results for the three months ended March 31, 2008 are not necessarily indicative of the results that may be expected for the year ending December 31, 2008. For further information, refer to the consolidated financial statements and footnotes for the year ended December 31, 2007 included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, filed with the SEC on March 14, 2008.

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and the accompanying footnotes. Actual results could differ from those estimates.

Certain amounts reported in prior periods have been reclassified in this report to conform to the presentation used for the current period. The Company reclassified forty eight thousand dollars from amortization of intangible assets to cost of product revenue in its condensed consolidated statement of operations for the three months ended March 31, 2007. Additionally, the Company reclassified $1.3 million related to its tax liabilities from other accrued liabilities to other non-current liabilities in its condensed consolidated balance sheet as of December 31, 2007.

In September 2006, the Financial Accounting Standards Board, or FASB, issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements, or SFAS 157, which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The provisions of SFAS 157 were effective for the Company as of January 1, 2008. The adoption of SFAS 157 did not have a material impact on the Company’s condensed consolidated financial statements.

In February 2007, FASB issued Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities Including an amendment of FASB Statement No. 115, or SFAS 159. SFAS 159 permits a company to choose, at specified election dates, to measure at fair value certain eligible financial assets and liabilities that are not currently required to be measured at fair value. The specified election dates include, but are not limited to, the date when an entity first recognizes the item, when an entity enters into a firm commitment, or when changes in the financial instrument causes it to no longer qualify for fair value accounting under a different accounting standard. An entity may elect the fair value option for eligible items that exist at the effective date. At that date, the difference between the carrying amounts and the fair values of eligible items for which the fair value option is elected should be recognized as a cumulative effect adjustment to the opening balance of retained earnings. The fair value option may be elected for each entire financial instrument, but need not be applied to all similar instruments. Once the fair value option has been elected, it is irrevocable. Unrealized gains and losses on items for which the fair value option has been elected will be reported in earnings. The accounting provisions of SFAS 159 were effective for the Company beginning January 1, 2008. The Company did not elect the fair value option for eligible financial assets and liabilities that are currently not required to be measured at fair value.

In December 2007, FASB issued Statement of Financial Accounting Standards No. 141R, Business Combinations, or SFAS 141R. SFAS 141R establishes principles and requirements for how an acquirer (a) recognizes and measures in its financial statements the identifiable assets acquired, liabilities assumed and any noncontrolling interest in the acquiree; (b) recognizes and measures the goodwill acquired in the business combination or a gain from a bargain purchase; and (c) determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. SFAS 141R applies prospectively to all business combination transactions for which the acquisition date is on or after January 1, 2009. The adoption of SFAS 141R is not expected to have a material impact on the Company’s condensed consolidated financial statements.

In December 2007, FASB issued Statement of Financial Accounting Standards No. 160, Noncontrolling Interests in Consolidated Financial Statements—an amendment of Accounting Research Bulletin (ARB) No. 51, or SFAS 160. SFAS 160 requires (1) presentation of ownership interests in subsidiaries held by parties other than the parent within equity in the consolidated statements of financial position, but separately from the parent’s equity; (2) separate presentation of the consolidated net income attributable to the parent and to the minority interest on the face of the consolidated statements of income; (3) accounting for changes in a parent’s ownership interest where the parent retains its controlling financial interest in its subsidiary as equity transactions; (4) initial measurement of the noncontrolling interest retained for any deconsolidated subsidiaries at fair value with recognition of any resulting gains or losses through earnings; and (5) additional disclosures that identify and distinguish between the interests of the parent and noncontrolling owners. The provisions of SFAS 160 are effective for us beginning January 1, 2009. The adoption of SFAS 160 is not expected to have a material impact on the Company’s condensed consolidated financial statements.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133, or SFAS 161. SFAS 161 requires enhanced disclosures about an entity’s derivative and hedging activities. SFAS 161 is intended to enhance the current disclosure framework in FASB Statement No.133 and requires additional information about how and why derivative instruments are being used, how derivative instruments and related hedged items are accounted for under FASB Statement No.133 and its related interpretations, and how derivative instruments and related hedged items affect the Company’s financial position, financial performance and cash flow. This Statement is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Adoption of SFAS 161 is not expected to have a material impact on the Company’s condensed consolidated financial statements.

2. Revenue Recognition

The Company’s revenue is derived from product license fees and charges for professional services. The Company follows the revenue recognition criteria of Statement of Position 97-2, Software Revenue Recognition, as amended by SOP 98-4 and SOP 98-9, issued by the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants and its related interpretations, or collectively, SOP 97-2.

The Company does not enter into arrangements to deliver software requiring significant production, modification or customization to its software products.

Under the terms of SOP 97-2, the Company recognizes revenue when all of the following criteria are met:

—	persuasive evidence of an arrangement exists;

—	delivery has occurred;

—	customer fee is fixed or determinable; and

—	collection is probable.

For arrangements with multiple elements, the Company allocates revenue to each element of a transaction based upon its fair value as determined by vendor specific objective evidence, or VSOE, of fair value. VSOE of fair value for each element of an arrangement is based upon the normal pricing and discounting practices for each element when sold separately, including the renewal rate for support services. The Company maintains management approved price lists for its product licenses, customer support and professional services. The Company infrequently offers discounts on its customer support or professional services, and if offered, such discounts are usually insignificant. If the Company cannot objectively determine the fair value of any undelivered element included in the multiple element arrangement, revenue is deferred until all elements are delivered, services have been performed, or until fair value can be objectively determined. When the fair value of a delivered element cannot be established, the Company uses the residual method of accounting to record revenue, provided the fair value of all undelivered elements is determinable. Under the residual method, the fair value of the undelivered elements is deferred and recognized as delivered and the remaining portion of accounting arrangement fee is allocated to the delivered elements and is recognized as revenue.

The Company believes that its normal pricing and discounting practices provide a basis for establishing VSOE of fair value for the undelivered elements based on the following facts:

—

Support contracts are regularly sold on a stand-alone basis to customers that choose to renew the support contract beyond the initial term. Support contract pricing is based on established list pricing. Renewal purchases at consistent pricing provide the basis for VSOE on the support contracts. Support revenue is recognized ratably over the contract term.

—

Consulting contracts are regularly sold on a stand-alone basis to customers requesting these services. Consulting contract pricing is at a daily flat rate and customers purchase an appropriate number of service days. The consulting services delivered on a stand-alone basis at consistent pricing provide the basis for VSOE on the consulting contracts. Consulting revenue is recognized as the services are performed.

The Company performs an annual analysis of all contracts to ensure that the actual allocation of fair value to undelivered elements is not significantly different from the established VSOE rates for the individual elements. The analysis is segmented by level of support and type of customer (i.e., end-user licensee or licensee with rights of distribution).

The Company assesses whether fees are fixed or determinable at the time of sale and recognizes revenue if all other revenue recognition requirements are met. The Company’s standard payment terms are generally net 30 days. Payment terms, however, may vary based on the country in which the agreement is executed. Payments that extend beyond 30 days from the contract date, but that are due within twelve months, are generally deemed to be fixed or determinable based on the Company’s successful collection history on such arrangements, and thereby satisfy the required criteria for revenue recognition.

The Company assesses whether collection is probable at the time of the transaction based on a number of factors, including the customer’s past transaction history and credit-worthiness. If the Company determines that the collection of the fee is not probable, the fee is deferred and revenue is recognized at the time collection becomes probable, which is generally upon the receipt of cash.

The Company delivers products electronically or by overnight courier F.O.B origin, and its software arrangements typically do not contain acceptance provisions. Accordingly, delivery is usually satisfied when the customer has been provided with access codes to allow them to take immediate possession of the software, or when shipped by courier, when the product leaves the Company’s premises.

Revenue from royalty arrangements in excess of guaranteed amounts is recognized upon notification of such royalties becoming payable by the customer.

3. Share-Based Compensation Plans

The following table summarizes share-based compensation expense under Statement of Financial Accounting Standards No. 123R, Accounting for Stock-Based Compensation, or SFAS 123R, for the periods presented (in thousands):

	Three Months Ended March 31,
	2008	2007
Employee share options*	$575	$1,232
Employee share purchases*	34	56
Phantom share units*+	—	65

Total share-based compensation	$609	$1,353

Options, shares and units, respectively, are subject to:

*	service conditions

+	performance conditions

1999 Employee Share Purchase Plan

In August 1999, the Company established a qualified Employee Share Purchase Plan, the terms of which allow for qualified employees (as defined therein) to participate in the purchase of designated shares of the Company’s ordinary shares, par value €0.0025 per share, at a price equal to the lower of 85% of the closing price at the beginning and end of each semi-annual share purchase period. As of March 31, 2008, 1,605,877 shares have been issued under the plan and 394,123 shares were reserved for future purchases.

Employee Share-Based Compensation Plans

The Company has share-based compensation plans under which employees, consultants, directors and officers may be granted share options. Options are granted with exercise prices not less than the fair market value of our ordinary shares on the grant date, generally vest over 4 years and expire 7 or 10 years after the grant date, or five years from the date of grant in the case of an incentive share option granted to an employee holding more than 10% of the total combined voting power of the Company. Additionally, the 2006 Share Incentive Plan provides for the grant of restricted share awards, phantom share units, share appreciation rights and other share-based awards, including the grant of shares based upon certain conditions such as performance-based conditions and the granting of securities convertible into ordinary shares. The 2006 Share Incentive Plan was approved by the Company’s shareholders on August 23, 2006. The 2006 Share Incentive Plan replaced the Company’s 1997 Share Option Scheme and 1997 Director Share Option Scheme, both of which expired in 2007. Under the 2006 Share Incentive Plan, 4,000,000 new shares may be used for the issuance of awards. In addition, shares underlying any award granted and outstanding under the Company’s 1997 Share Option Scheme as of the adoption date of the 2006 Share Incentive Plan that are forfeited, cancelled, held back upon exercise of an option or settlement of an award to cover the exercise price or tax withholding, reacquired by the Company’s prior to vesting, satisfied without the issuance of shares or otherwise terminated (other than by exercise), after the adoption date are available for future grants under the 2006 Share Incentive Plan.

The following table sets forth information related to the Company’s five equity compensation plans as of March 31, 2008:

Plan	Authorized			Outstanding	Available for Future Grants
1997 Share Option Scheme	12,900,000			5,162,777	—
2006 Share Incentive Plan	4,000,000			1,518,750	3,945,924	*
1997 Director Share Option Scheme	500,000			351,000	—
Genesis Development Corporation 1997 Stock Option Plan	—	*	*	228	—
Netfish Technologies, Inc. 1999 Stock Option Plan	—	*	*	25,594	—

	17,400,000			7,058,349	3,945,924

*	Includes 1,533,986 shares, as of March 31, 2008, from the 1997 Share Option Scheme and 1997 Director Share Option Scheme that were forfeited, cancelled, held back upon exercise of an option or settlement of an award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of shares or otherwise terminated (other than by exercise).

**	In connection with acquisitions of Genesis Development Corporation and Netfish Technologies, Inc., or Netfish, all of the outstanding share options for these plans were converted into options to purchase the Company’s ordinary shares.

General Share-Based Awards Information

A summary of the Company’s share option activity and related information for the quarter ended March 31, 2008 follows (in thousands, except per share data):

	Number of Awards	Weighted Average Exercise Price
Balance outstanding at December 31, 2007	7,999	$4.84
Granted	218	3.50
Forfeitures	(983)	4.43
Exercised	(176)	2.82

Balance outstanding at March 31, 2008	7,058	$4.91

The following table summarizes information concerning outstanding and exercisable options as of March 31, 2008 (shares and aggregate intrinsic values in thousands):

	Options Outstanding				Options Exercisable
Range of Exercise Prices	Number of Shares	Weighted Average Remaining Contractual Life (Years)	Weighted Average Exercise Price	Aggregate Intrinsic Value	Number of Shares	Weighted Average Remaining Contractual Life (Years)	Weighted Average Exercise Price	Aggregate Intrinsic Value
$1.99 – $3.50	2,520	6.1	$2.78	$2,762	2,091	5.8	$2.71	$2,457
$3.51 – $5.00	1,724	7.9	4.13	95 7	785	7.4	4.25	14
$5.01 – $6.50	1,893	7.8	5.45	—	787	6.8	5.34	—
$6.51 – $8.00	756	5.6	7.34	—	756	5.6	7.34	—
$8.01 – $74.50	165	2.3	28.17	—	165	2.3	28.17	—

Total	7,058	6.9	$4.91	$2,857	4,584	6.1	$5.10	$2,471

The aggregate intrinsic value in the table above represents the total pre-tax intrinsic value, based on the Company’s closing share price of $3.88 on March 31, 2008, that would have been received by the option holders had they exercised their options as of that date. During the three months ended March 31, 2008, the total intrinsic value of options exercised was $0.1 million. The unamortized fair value of options as of March 31, 2008, was $4.7 million with a weighted-average remaining recognition period of 1.3 years.

Valuation and Expense Information under SFAS 123R

The following table summarizes share-based compensation expense related to employee share options, employee share purchases, and restricted share grants under SFAS 123R for the periods presented which was allocated as follows (in thousands):

	Three Months Ended March 31,
	2008	2007
Cost of service revenue	$98	$143
Research and development	185	290
Sales and marketing	176	454
General and administrative	150	466

The weighted-average estimated fair value of employee share options granted during the three months ended March 31, 2008 and 2007 was $1.40 per share and $2.94 per share, respectively, using the Black Scholes option-pricing model with the following weighted-average assumptions:

	Three Months Ended March 31,
	2008	2007
Risk-free interest rate	2.1%	4.5%
Expected dividend yield	—	—
Expected volatility	56.3%	67.8%
Expected life (years)	3.02	3.90

The risk-free rate is based on the U.S. Treasury yield curve in effect at the time of grant. The Company uses the straight-line method for expense attribution. The dividend yield of zero is based on the fact that the Company has never paid cash dividends and has no present intention to pay cash dividends. Expected volatility is based on historical volatility of the Company’s shares over the period commensurate with the expected life of the options. The expected life of options granted is derived from historical data on employee exercise and post-vesting employment termination behavior.

The Company’s estimated option forfeiture rate in the three months ended March 31, 2008 and 2007, based on its historical option forfeiture experience, was approximately 13% and 8%, respectively. The Company will record additional expense if the actual option forfeitures are lower than estimated and will record a recovery of prior expense if the actual option forfeitures are higher than estimated.

The fair value for rights to purchase shares under the 1999 Employee Share Purchase Plan was estimated at the date of grant using the following weighted-average assumptions:

	Three Months Ended March 31,
	2008	2007
Risk-free interest rate	3.0%	5.1%
Expected dividend yield	—	—
Expected volatility	25.0%	67.8%
Expected life (years)	0.5	0.5

4. Restricted Cash

At March 31, 2008, the Company has $0.2 million in restricted cash deposits with Citizens Bank, which includes an annual renewable letter of credit for a certain leased facility. Should the Company not renew this letter of credit or default on its rental obligation, $0.2 million will be payable to the lessor.

5. Fair Value Measurements

As stated in Note 1, Basis of Presentation & New Accounting Standards, effective January 1, 2008, the Company adopted SFAS 157 which requires disclosures about fair value measurements for its assets and liabilities that are re-measured and reported at fair value at each reporting period, and its assets and liabilities that are re-measured and reported at fair value on a non-recurring basis.

The following table presents information about the Company’s assets that are measured at fair value at each reporting period as of March 31, 2008, and indicates the fair value hierarchy of the valuation techniques utilized to determine such fair value. In general, fair values determined by level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities. Fair values determined by level 2 inputs utilize data points that are observable such as quoted prices, interest rates and yield curves. Fair values determined by level 3 inputs are unobservable data points for the asset or liability, and include situations where there is little, if any, market activity for the asset or liability.

	Fair Value Measurements at March 31, 2008
	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Cash and cash equivalents	$29,554	$27,210	$2,344	$—
Marketable securities	25,711	—	8,514	17,197

Total	$55,265	$27,210	$10,858	$17,197

At March 31, 2008, the Company held $18.0 million (par value) of investments comprised of auction rate securities, or ARSs, which are variable-rate debt securities that are backed by student loans and have long-term maturities with interest rates that are set and reset through Dutch auction processes that are typically held every 7, 28 or 35 days. The ARSs have historically traded at par value and are callable at par value at the option of the issuer. Interest is typically paid at the end of each auction period. At March 31, 2008, all of the ARSs the Company held were AAA/Aaa rated, collateralized by student loans guaranteed by the U.S. government under the Federal Family Education Loan Program. Until February 2008, the auction rate securities market was highly liquid. Beginning in the week of February 11, 2008, a substantial number of auctions “failed,” meaning that there was insufficient demand to sell all of the securities that holders desired to sell at auction. The immediate effect of a failed auction is that the holders of such securities cannot sell the securities at auction and the interest rate on the security generally resets to a maximum auction rate. With respect to the ARSs held by the Company, because of the failed auctions, the ARSs are currently not deemed liquid. As a result, the Company may not be able to access these funds without a loss of principal, unless a future auction on these investments is successful or the issuer calls the security pursuant to a mandatory tender or redemption prior to maturity. Due to these recent changes and uncertainty in the ARS market, the Company believes the recovery period for these investments is likely to be longer than 12 months and as a result, has classified these investments as long-term as of March 31, 2008.

At March 31, 2008, there was insufficient observable ARS market information available to determine the fair value of the Company’s investments. Therefore, the Company estimated fair value by incorporating assumptions that market participants would use in their estimates of fair value using a discounted cash flows methodology. Some of these assumptions included credit quality, expected length of time the ARS is expected to be held, expected cash flows during the holding period and a risk adjusted discount rate. Based on this analysis, the Company recorded a temporary impairment to other comprehensive loss of $0.8 million related to its ARS investments as of March 31, 2008. The Company believes this temporary impairment is primarily attributable to the limited liquidity of these investments and the length of time the Company may have to hold the ARSs to realize par value.

The table below includes a roll-forward of the Company’s investments in ARS from January 1, 2008 to March 31, 2008, and a reclassification of these investments from level 2 to level 3 in the valuation hierarchy. When a determination is made to classify a financial instrument within level 3, the determination is based upon the significance of the unobservable parameters to the overall fair value measurement. However, the fair value determination for level 3 financial instruments may include observable components.

	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
	(in thousands)
Fair value January 1, 2008	$20,000	$—
Purchases	3,250	—
Sales	(5,250)	—
Transfers (out) in	(18,000)	18,000
Unrealized losses(1)	—	(803)

Fair value March 31, 2008	$—	$17,197

(1)	Unrealized gains and losses on available for sale securities are recorded as a separate component of accumulated other comprehensive loss in the shareholders’ equity section of the condensed consolidated balance sheet.

The Company has no reason to believe that any of the underlying issuers of its ARSs are presently at imminent risk of default. However, if the issuer is unable to successfully close future auctions and their credit worthiness deteriorates, the Company may be required to adjust the carrying value of the ARSs through an impairment charge to the statement of operations. Through May 9, 2008, the Company has continued to receive interest payments on the ARSs in accordance with their terms. The Company believes it will ultimately be able to liquidate its investments without significant loss of principal primarily due to the collateral securing the ARSs. However, it could take until final maturity of the ARSs (from 19 to 39 years) to realize the Company’s investments’ par value.

6. Marketable Securities

The Company purchases investments and marketable securities that have been designated as “available-for-sale” in accordance with Statement of Financial Accounting Standards No. 115, Accounting for Certain Investments in Debt and Equity Securities or SFAS No. 115. Available-for-sale securities are carried at fair value with the unrealized gains and losses reported in “Accumulated Other Comprehensive Income,” a component of stockholders’ equity.

The components of marketable securities are as follows:

	As of March 31, 2008
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Market Value
	(U.S. dollars in thousands)
Auction rate securities	$18,000	$—	$(803)	$17,197
Fixed income securities	2,046	—	(4)	2,042
Commercial paper	6,462	11	—	6,472

Total marketable securities	$26,508	$11	$(807)	$25,711

	As of December 31, 2007
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Market Value
	(U.S. dollars in thousands)
Auction rate securities	$20,000	$—	$—	$20,000
Fixed income securities	8,000	8	—	8,008
Commercial paper	6,506	—	—	6,506

Total marketable securities	$34,506	$8	$—	$34,514

7. Accumulated Other Comprehensive Loss

The Company accounts for comprehensive income (loss) in accordance with the provisions of Statement of Financial Accounting Standards No. 130, Reporting Comprehensive Income, or SFAS 130. SFAS 130 establishes guidelines for the reporting and display of comprehensive income and its components in the financial statements. The components of comprehensive loss, net of tax, are as follows (in thousands):

	Three Months Ended March 31,
	2008	2007
Net loss	$(5,124)	$(2,848)
Other comprehensive loss:
Unrealized holding (losses) gains arising during period	(781)	175
Less: reclassification adjustment for gains realized in net income	15	175

Net unrealized losses on investments	(796)	—

Total comprehensive loss	$(5,920)	$(2,848)

8. Advanced Billings

The Company’s accounts receivable and deferred revenue balances are shown net of advanced billings. Advanced billings consist of post-contract customer support amounts which have been invoiced as of the end of the period but the term of the support has not commenced or payment has not been received. Accounts receivable and deferred revenue balances are shown net of advanced billings of $1.5 million and $5.6 million at March 31, 2008 and December 31, 2007, respectively.

9. Goodwill and Intangible Assets

Goodwill and intangible assets related to acquisitions completed in 2007 consist of the following (in thousands):

		March 31, 2008
	Amortization Period (Years)	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
Goodwill		$7,521	$—	$7,521
Intangible assets
Technology	4	2,350	(635)	1,715
Customer relationships	5	730	(148)	582
Non-competition agreements	3	200	(69)	131

Amortizable intangible assets		3,280	(852)	2,428

Total goodwill and intangible assets		$10,801	$(852)	$9,949

Annual amortization expense related to intangible assets for the remainder of fiscal 2008 and the following fiscal years is expected to be as follows (in thousands):

	2008	2009	2010	2011	2012
Amortization expense	$600	$800	$747	$244	$37

10. Restructurings

On January 11, 2008, the Company committed to a cost reduction plan focused on streamlining its operations and the elimination of certain fixed costs. This includes costs associated with a reduction in workforce of 47 employees across the organization and other direct costs. During the three months ended March 31, 2008, the Company incurred a total of $1.5 million in severance payments and related costs in connection with these actions. The Company expects to cease use of excess facilities and incur the remaining workforce reduction costs and other direct costs under this plan during the second quarter of 2008. The Company is currently exploring its options to mitigate its affected real estate lease obligations. At this time, the Company is unable to estimate the amount or range of additional costs under its real estate obligations.

In addition, during prior periods, the Company’s management and Board of Directors approved restructuring plans, which included consolidation of excess facilities, reductions in workforce, and other related costs.

The following sets forth the Company’s accrued restructuring costs as of March 31, 2008:

	Excess Facilities	Severance and Other Direct Costs	Total
	(U.S. dollars in thousands)
Balance at December 31, 2007	$2,391	$—	$2,391
2008 charges	—	1,529	1,529
Cash outlays in 2008	—	(1,238)	(1,238)

Balance at March 31, 2008	$2,391	$291	$2,682

As of March 31, 2008, the Company had approximately $2.7 million of accrued restructuring charges of which $2.4 million related to excess facilities and the remaining $0.3 million related to severance and related costs. At March 31, 2008, approximately $2.3 million of these charges are included in other accrued liabilities since net cash outlays are expected within twelve months and the remaining $0.4 million are included in other non-current liabilities since net cash outlays are expected to be made through the end of 2013.

11. Net Loss Per Ordinary Share and ADS

For the three months ended March 31, 2008 and 2007, all share options outstanding have been excluded from the calculation of the diluted net loss per share because all such securities were antidilutive. The total number of shares related to the outstanding options that were excluded from the calculations of diluted net loss per share was 7,058,349 and 7,830,341 for the three months ended March 31, 2008 and 2007, respectively.

12. Income Taxes

Provision for income taxes was $0.4 million for the three months ended March 31, 2008 compared to a $0.1 million benefit for income taxes for the three months ended March 31, 2007. During the three months ended March 31, 2008, the Company recorded a decrease in its liability for unrecognized tax benefits of approximately $0.1 million as a result of the lapse of the statute of limitations in a certain tax jurisdiction. This decrease resulted in a $0.1 million effective tax rate benefit for the quarter. During the three months ended March 31, 2007, based upon the Company’s U.S. operating results and an assessment of its expected future results, the Company concluded that, more likely than not, it would be able to realize a portion of its U.S. net operating loss carry forward tax assets prior to their expiration. As a result, the Company reduced its valuation allowance resulting in recognition of a deferred tax asset of $0.4 million. The residual provision for income taxes of $0.5 million in 2008 and the provision for income taxes of $0.3 million in 2007, reflects taxes in connection with the proportion of income in jurisdictions outside of the Republic of Ireland.

During the fourth quarter ended December 31, 2007, based upon the Company’s U.S. operating results and an assessment of its expected future U.S. results, the Company concluded that, it was more likely than not, that it would be able to realize a portion of its U.S. deferred tax assets and net operating loss carryforwards prior to their expiration. As a result, the Company reduced its deferred tax asset valuation allowance related to U.S. deferred tax assets in 2007, resulting in recognition of a deferred tax asset of $2.0 million. This was partially offset by the recognition of $0.1 million in deferred tax liabilities in Japan. The Company will continue to review its operating results to determine if it becomes more likely than not that its deferred tax assets will be realized in the future, at which time the Company would release some or all of the valuation allowance. The reduction in the Company’s valuation allowance in 2007 resulted in an income tax benefit during that year. As a result, the Company has recorded an increase in the provision for income taxes during the three months ended March 31, 2008. The Company may record additional deferred tax benefits in future periods if it expects to utilize additional deferred tax assets. This analysis is largely based on the Company’s assessment of future income which is closely connected to its budgeting process, which takes place in the fourth quarter of each year.

13. Segment Information

The Company follows Statement of Financial Accounting Standards No. 131, Disclosures About Segments of an Enterprise and Related Information, or SFAS 131. SFAS 131 establishes standards for reporting information about operating segments. Operating segments are defined in SFAS 131 as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. Based on the guidance in SFAS 131, the Company has one operating segment for financial reporting purposes: Enterprise Infrastructure Software.

Sales by geographic area are presented based upon the end customer’s designated delivery point. Sales by geographic area were as follows (in thousands):

	Three Months Ended March 31,
	2008	2007
Americas	$9,878	$8,470
Europe, Middle East and Africa	4,385	4,603
Asia-Pacific Rim	2,178	2,509

Total	$16,441	$15,582

Due in part to industry consolidation in the telecommunications vertical market the Company serves, sales to one customer represented approximately 24% of the Company’s net revenue for the three months ended March 31, 2008. No customer accounted for more than 10% of the Company’s net revenue for the three months ended March 31, 2007.

14. Contingencies

The Company is involved in various legal proceedings and disputes that arise in the normal course of business. Disputes can be expensive and disruptive to normal business operations. The Company believes that it has meritorious defenses to these matters. In 2003, the Company settled a lawsuit which arose in connection with the termination of an employee by Netfish prior to the Company’s acquisition of Netfish. Since settlement of the underlying lawsuit, the Company has also reached settlement with Netfish’s insurers over payment of the legal fees incurred by the Company. Netfish’s former Chief Executive Officer asserts that the Company is obligated to reimburse him for his legal expenses incurred in connection with this suit. The Company vigorously disputes such assertion and is in discussions with the former Netfish Chief Executive Officer over the matter.

15. Guarantees

The Company’s software license agreements generally include language indemnifying customers against liabilities if its proprietary software products infringe a third party’s intellectual property rights. To date, the Company has not incurred any significant or material costs as a result of such indemnifications and has not accrued any liabilities related to such obligations in its condensed consolidated financial statements. The Company’s software license agreements also generally include a warranty that its proprietary software products will substantially operate as described in the applicable program documentation for a period of 180 days after delivery. The Company’s subscription agreements relating to its open source support offerings generally include an “open source assurance,” which provides the customer with a limited remedy in the event that the Company’s branded distribution of open source software products infringe a third party’s intellectual property rights. This remedy typically includes (i) obtaining the rights necessary for the customer to continue to use the software, (ii) modifying the software so that it is non-infringing or (iii) replacing the infringing portion of the code with non-infringing code. The Company also generally warrants that services it performs will be provided in a professional and workman-like manner. To date, the Company has not incurred any material costs associated with these warranties.

In connection with certain facility leases, the Company has indemnified its lessors for claims arising from the Company’s use of the facility or the Company’s breach of the lease. The Company also indemnifies its directors and officers to the maximum extent permitted by law. The duration of the indemnities varies, and in many cases is indefinite. The Company has not recorded any liability for these indemnities in the accompanying condensed consolidated balance sheets.

PART VIII—ADDITIONAL INFORMATION

1.	RESPONSIBILITY

1.1	The directors of IONA (whose names are set out in paragraph 2 of this Part VIII (Additional Information) accept responsibility for the information contained in this document, other than that relating to SPK Acquisitions, Progress, the SPK Acquisitions Group, the directors of SPK Acquisitions and the directors of Progress and members of their immediate families, related trusts and persons connected with them. To the best of the knowledge and belief of the directors of IONA (who have taken all reasonable care to ensure such is the case), the information contained in this document for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

1.2	The directors of SPK Acquisitions and the directors of Progress (whose names are set out in paragraph 2 of Section A and paragraph 2 of Section B of Part VI (Information on SPK Acquisitions and Progress), respectively, of this document) accept responsibility for the information contained in this document relating to SPK Acquisitions, Progress, the SPK Acquisitions Group, the directors of SPK Acquisitions and the directors of Progress and members of their immediate families, related trusts and persons connected with them. To the best of the knowledge and belief of the directors of SPK Acquisitions and the directors of Progress (who have taken all reasonable care to ensure that such is the case), the information contained in this document for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

2.	DIRECTORS AND REGISTERED OFFICE

The names of the directors of IONA and their respective functions are as follows:

Kevin C. Melia	Chairman
Seán Baker	Non-Executive Director
Christopher J. Horn	Vice-Chairman
Ivor Kenny	Non-Executive Director
James D. Maikranz	Non-Executive Director
Bruce J. Ryan	Non-Executive Director
Francesco Violante	Non-Executive Director
Peter M. Zotto	Chief Executive Officer and Director

The registered office of IONA is The IONA Building, Shelbourne Road, Ballsbridge, Dublin 4.

3.	OPINION OF FINANCIAL ADVISOR TO IONA

3.1	Opinion of Lehman Brothers

The Company engaged Lehman Brothers to act as its financial advisor with respect to pursuing strategic alternatives for the Company, including a possible sale of the Company. On 24 June 2008, Lehman Brothers rendered its oral opinion (which was subsequently confirmed in writing) to the Board of IONA that, as of such date and based upon and subject to the qualifications, limitations and assumptions stated in its opinion, from a financial point of view, the $4.05 per IONA Share cash consideration to be offered to the IONA Shareholders in the Acquisition was fair to such IONA Shareholders.

The full text of Lehman Brothers’ written opinion, dated as of 24 June 2008, is attached as Annex F to this document. Lehman Brothers’ written opinion sets forth, among other things, the assumptions made, procedures followed, factors considered and limitations of the review undertaken by Lehman Brothers in rendering its opinion. You are encouraged to read the opinion carefully and in its entirety. The following is a summary of Lehman Brothers’ opinion and the methodology that Lehman Brothers used to render its opinion. This summary is qualified in its entirety by reference to the full text of the opinion.

Lehman Brothers’ opinion, the issuance of which was approved by Lehman Brothers’ Fairness Opinion Committee, is addressed to the Board of IONA, addresses only the fairness, from a financial point of view, of the Consideration to be offered to the IONA Shareholders in the Acquisition and does not constitute a recommendation to any IONA ADR holder or IONA Shareholder as to how such person should vote with respect to the Scheme or any other matter. The terms of the Acquisition were determined through arm’s-length negotiations between the Company and Progress and were unanimously approved by the Board of IONA. Lehman Brothers did not recommend any specific form of consideration to the Company or that any specific form of consideration constituted the only appropriate consideration for the Acquisition. Lehman Brothers was not requested to opine as to, and its opinion does not in any manner address, the Company’s underlying business decision to proceed with or effect the Acquisition. In addition, Lehman Brothers expressed no opinion on, and its opinion does not in any manner address the fairness of the amount or the nature of any compensation to any officers, directors or employees of any parties to the Acquisition, or any class of such persons, relative to the Consideration to be offered to the IONA Shareholders in the Acquisition. No limitations were imposed by the Board of IONA upon Lehman Brothers with respect to the investigations made or procedures followed by it in rendering its opinion.

In arriving at its opinion, Lehman Brothers, among other things:

—

reviewed and analyzed the Implementation Agreement, the Expenses Reimbursement Agreement, the Limited Guaranty, a draft, dated 24 June 2008, of the Rule 2.5 Announcement and the specific terms of the Acquisition;

—

reviewed and analyzed publicly available information concerning the Company that Lehman Brothers believed to be relevant to its analysis, including the Company’s Annual Report on Form 10-K for the fiscal year ended 31 December 2007 and the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended 31 March 2008;

—

reviewed and analyzed financial and operating information with respect to the business, operations and prospects of the Company furnished to Lehman Brothers by the Company, including financial projections of the Company prepared by management of the Company (the “Management Plan”);

—

reviewed and analyzed a trading history of the IONA Shares from 22 June 2007 to 23 June 2008 and a comparison of that trading history with those of other companies that Lehman Brothers deemed relevant;

—	reviewed and analyzed a comparison of the historical financial results and present financial condition of the Company with those of other companies that Lehman Brothers deemed relevant;

—	reviewed and analyzed a comparison of the financial terms of the Acquisition with the financial terms of certain other transactions that Lehman Brothers deemed relevant;

—	reviewed and analyzed the results of Lehman Brothers’ efforts to solicit indications of interest and definitive proposals from third parties with respect to a sale of the Company;

—	reviewed and analyzed published estimates of independent research analysts with respect to the future financial performance and price targets of the Company;

—

had discussions with the management of the Company concerning its business, operations, assets, liabilities, financial condition and prospects (including the risks and uncertainties of achieving the Management Plan); and

—	undertook such other studies, analyses and investigations as Lehman Brothers deemed appropriate.

In arriving at its opinion, Lehman Brothers assumed and relied upon the accuracy and completeness of the financial and other information used by Lehman Brothers without any independent verification of such information and have further relied upon the assurances of management of the Company that they were not aware of any facts or circumstances that would make such information inaccurate or misleading. With respect to the Management Plan, upon advice of the Company, Lehman Brothers assumed the Management Plan was reasonably prepared on a basis reflecting the best then currently available estimates and judgments of the management of the Company. However, for the purposes of Lehman Brothers’ analysis and its opinion and with the consent of the Board of IONA, Lehman Brothers relied on (i) published estimates of independent research analysts for the Company, which reflect more conservative assumptions and estimates than the Management Plan, and (ii) extensions to such published estimates based upon assumptions discussed with the management of the Company.

The Board of IONA agreed with the appropriateness of the use of, and Lehman Brothers’ reliance upon, such published estimates and extensions of such estimates in performing its analysis. In arriving at its opinion, Lehman Brothers assumed no responsibility for and expressed no view as to any such projections or estimates or the assumptions on which they were based. Lehman Brothers assumed that the final Rule 2.5 Announcement would be in the form of the draft of the announcement, dated 24 June 2008, reviewed by Lehman Brothers in all material respects. Lehman Brothers further assumed, upon the advice of the Company and its legal advisors, that all material governmental, regulatory or other consents or approvals necessary for the consummation of the Scheme will be obtained within the constraints contemplated by the draft Rule 2.5 Announcement reviewed by Lehman Brothers and the Implementation Agreement. In arriving at its opinion, Lehman Brothers did not conduct a physical inspection of the properties and facilities of the Company and did not make or obtain any evaluations or appraisals of the assets or liabilities of the Company. Lehman Brothers’ opinion was necessarily based upon market, economic and other conditions as they existed on, and could be evaluated as of 24 June 2008. Lehman Brothers assumed no responsibility for updating or revising its opinion based on events or circumstances that may have occurred after 24 June 2008.

In connection with rendering its opinion, Lehman Brothers performed certain financial, comparative and other analyses as summarized below. In arriving at its opinion, Lehman Brothers did not ascribe a specific range of values to the IONA Shares but rather made its determination as to fairness, from a financial point of view, to the IONA Shareholders of the Consideration to be offered to such IONA Shareholders in the Acquisition on the basis of various financial and comparative analyses. The preparation of a fairness opinion is a complex process and involves various determinations as to the most appropriate and relevant methods of financial and comparative analyses and the application of those methods to the particular circumstances. Therefore, a fairness opinion is not readily susceptible to summary description.

In arriving at its opinion, Lehman Brothers did not attribute any particular weight to any single analysis or factor considered by it but rather made qualitative judgments as to the significance and relevance of each analysis and factor relative to all other analyses and factors performed and considered by it and in the context of the circumstances of the particular transaction. Accordingly, Lehman Brothers believes that its analyses must be considered as a whole, as considering any portion of such analyses and factors, without considering all analyses and factors as a whole, could create a misleading or incomplete view of the process underlying its opinion.

3.2	Financial Analysis

The following is a summary of the material financial analyses used by Lehman Brothers in preparing its opinion to the Board of IONA. Certain financial analyses summarized below include information presented in tabular format. In order to fully understand the financial analyses used by Lehman Brothers, the tables must be read together with the text of each summary, as the tables alone do not constitute a complete description of the financial analyses. In performing its analyses, Lehman Brothers made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of the Company or any other parties to the Acquisition. None of the Company, SPK Acquisitions, Progress, Lehman Brothers or any other person assumes responsibility if future results are materially different from those discussed. Any estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favourable than as set forth below. In addition, analyses relating to the value of the businesses do not purport to be appraisals or reflect the prices at which the businesses may actually be sold.

3.2.1	Historical Share Price Analysis

To illustrate the trend in the historical trading prices of the IONA Shares, Lehman Brothers considered historical data with regard to the trading prices of the IONA Shares for the 52-week period from 22 June 2007 to 23 June 2008. Lehman Brothers noted that during such period, the closing price of the IONA Shares ranged from $2.13 (on 18 January 2008) to $5.59 (on 5 July 2007).

3.2.2	Analyst Price Target Analysis

Lehman Brothers noted that one Wall Street analyst had indicated a $4.00 target price for IONA Shares. Lehman Brothers noted that the Consideration of $4.05 per IONA Share was above this amount.

3.2.3	Selected Comparable Company Analysis

In order to assess how the public market values shares of similar publicly traded companies, Lehman Brothers reviewed and compared specific financial and operating data relating to the Company with selected companies that Lehman Brothers, based on its experience in the global technology software industry, deemed comparable to the Company.

The selected comparable companies were:

—	Actuate Corporation

—	Borland Software Corporation

—	Informatica Corporation

—	Open Text Corporation

—	Progress Software Corporation*

—	Software AG

—	Sybase Inc.

—	TIBCO Software Inc.*

*	November 30 fiscal year end treated as December 31 fiscal year end.

Lehman Brothers calculated and compared various financial multiples and ratios of the Company and the selected comparable companies. As part of its selected comparable company analysis, Lehman Brothers calculated and analyzed each company’s ratio of its current stock price to its projected Cash EPS, which excluded expenses due to amortization of intangibles, stock-based compensation and non-recurring items (commonly referred to as a price earnings ratio, or P/E), and each company’s enterprise value to revenue. The enterprise value of each company was obtained by adding its short and long-term debt to the sum of the market value of its common equity, the value of any preferred stock (at liquidation value) and the book value of any minority interest, and subtracting its cash and cash equivalents. All of these calculations were performed, and based on publicly available financial data (including Wall Street research) and closing prices, as of 23 June 2008, the last trading date prior to the delivery of Lehman Brothers’ opinion.

The results of this selected comparable company analysis are summarized below:

	High	Mean	Median	Low
Enterprise Value / CY 2008E Revenue	3.03x	1.87x	1.81x	0.47x
Enterprise Value / CY2009E Revenue	2.65x	1.73x	1.70x	0.47x
Price / CY2008E Cash EPS	22.8x	15.8x	15.0x	11.0x
Price / CY2009E Cash EPS	29.3x	15.4x	13.9x	9.7x

Lehman Brothers selected the comparable companies listed above because their businesses and operating profiles are reasonably similar to that of the Company. However, because of the inherent differences between the business, operations and prospects of the Company and those of the selected comparable companies Lehman Brothers believed that it was inappropriate to, and, therefore, did not, rely solely on the quantitative results of the selected comparable company analysis. Accordingly, Lehman Brothers also made qualitative judgments concerning differences between the business, financial and operating characteristics and prospects of the Company and the selected comparable companies that could affect the public trading values of each in order to provide a context in which to consider the results of the quantitative analysis. These qualitative judgments related primarily to the differing sizes, growth prospects, profitability levels and degree of operational risk between the Company and the companies included in the selected comparable company analysis. Based upon these judgments, Lehman Brothers selected a range of enterprise value/calendar year 2008 revenues multiples and enterprise value/calendar year 2009 revenues multiples of 0.50x to 1.00x each for the Company and applied such range to the Company’s calendar year 2008 and calendar year 2009 revenues as derived by both the Management Plan and Wall Street equity research reports to calculate ranges of implied prices per IONA Share.

The following summarizes the result of these calculations:

	Low	High
CY2008 Revenue – Wall Street	$2.58	$3.62
CY2008 Revenue – Management	$2.60	$3.66
CY2009 Revenue – Wall Street	$2.62	$3.71
CY2009 Revenue – Management	$2.72	$3.89

Lehman Brothers noted that the Consideration of $4.05 per IONA Share was above the range of implied values per IONA Share calculated using both the Wall Street projections and the Management Plan.

Additionally, based on the same judgments, Lehman Brothers (i) selected a range of calendar year 2008 P/E multiples of 13.0x to 18.0x for the Company and applied such range to the Company’s calendar year 2008 cash earnings per share as projected by both the Company’s management and Wall Street equity research reports and (ii) selected a range of calendar year 2009 P/E multiples of 11.0x to 17.5x for the Company and applied such range to the Company’s calendar year 2009 cash earnings per share as projected by both the Company’s management and Wall Street equity research reports, each to calculate ranges of implied prices per share of the Company.

The following summarizes the result of these calculations:

	Low	High
CY2008 P/E – Wall Street	$1.59	$2.21
CY2008 P/E – Management	$3.02	$4.19
CY2009 P/E – Wall Street	$1.66	$2.64
CY2009 P/E – Management	$3.45	$5.49

Lehman Brothers noted that the Consideration of $4.05 per IONA Share was (i) above the range of implied values per IONA Share calculated using Wall Street projections and (ii) within the range of implied values per IONA Share calculated using the Management Plan.

3.2.4	Discounted Equity Value Analysis

Lehman Brothers also performed a discounted equity value analysis in order to estimate the present values of the IONA Shares. Based on analyses of trading multiples for the comparable company analysis, Lehman Brothers applied a range of forward P/E multiples of 13.0x to 18.0x to the Company’s projected calendar year 2009 cash earnings per share based both on Wall Street projections and the Management Plan. Lehman Brothers applied a discount rate of 12.5 per cent based on analyses of weighted average costs of capital for the Company and the selected comparable companies. Based on these multiples and discount rates, this analysis indicated the following ranges of implied prices per IONA Share:

	Low	High
Wall Street	$1.74	$2.41
Management	$3.63	$5.02

Lehman Brothers noted that the Consideration of $4.05 per IONA Share was (i) above the range of implied values per IONA Share calculated using Wall Street projections and (ii) within the range of implied values per IONA Share calculated using the Management Plan.

3.2.5	Discounted Cash Flow Analysis

To estimate the present value of the IONA Shares, Lehman Brothers performed a discounted cash flow analysis of the Company. A discounted cash flow analysis is a traditional valuation methodology used to derive a valuation of an asset by calculating the “present value” of estimated future cash flows of the asset. “Present value” refers to the current value of future cash flows or amounts and is obtained by discounting those future cash flows or amounts by a discount rate that takes into account macroeconomic assumptions and estimates of risk, the opportunity cost of capital, expected returns and other appropriate factors.

To calculate the estimated enterprise value of the Company using the discounted cash flow method, Lehman Brothers added (i) the Company’s projected after-tax, unlevered free cash flows for fiscal years 2008 through 2012 based on the Management Plan to (ii) the “terminal value” of the Company as of 31 December 2012, and discounted such amount to its present value using a range of selected discount rates. The after-tax unlevered free cash flows were calculated by taking the tax-affected earnings before interest, tax expense and amortization, adding depreciation, subtracting capital expenditures and adjusting for changes in working capital. The residual value of the Company at the end of the forecast period, or “terminal value,” was estimated by selecting a range of terminal value multiples based on estimated earnings before interest, taxes, depreciation and amortization (EBITDA) for the fiscal year ending 31 December 2013 of 5.0x to 8.0x, which was derived by analyzing the results from the selected comparable company analysis and applying such range to the Management Plan. The range of after-tax discount rates of 11.0 per cent. to 14.0 per cent. was selected based on an analysis of the weighted average cost of capital of the Company and the selected comparable companies. Lehman Brothers then calculated a range of implied prices per IONA Share by subtracting estimated net debt as of 31 March 2008 from the estimated enterprise value using the discounted cash flow method and dividing such amount by the fully diluted number of IONA Shares. In connection with these calculations, Lehman Brothers assumed a valuation date of 23 June 2008. Lehman Brothers also conducted the foregoing calculations using Wall Street equity research projections and extensions to such published projections based upon assumptions discussed with the Company’s management.

The following summarizes the result of these calculations:

	Low	High
Wall Street	$2.94	$3.31
Management	$5.43	$6.34

Lehman Brothers noted that on the basis of the discounted cash flow analysis, the Consideration of $4.05 per IONA Share was (i) above the range of implied values per IONA Share calculated using Wall Street projections and (ii) below the range of implied values per IONA Share calculated using the Management Plan.

3.2.6	Selected Precedent Transaction Analysis

Lehman Brothers reviewed and compared the purchase prices and financial multiples paid in selected other transactions that Lehman Brothers, based on its experience with merger and acquisition transactions, deemed relevant. Lehman Brothers chose such transactions based on, among other things, the similarity of the applicable target companies in the transactions to the Company with respect to the size, mix, margins and other characteristics of their businesses.

The reasons for and the circumstances surrounding each of the selected precedent transactions analyzed were diverse and there are inherent differences in the business, operations, financial conditions and prospects of the Company and the companies included in the selected precedent transaction analysis. Accordingly, Lehman Brothers believed that a purely quantitative selected precedent transaction analysis would not be particularly meaningful in the context of considering the Acquisition. Lehman Brothers, therefore, made qualitative judgments concerning differences between the characteristics of the selected precedent transactions and the Acquisition which would affect the acquisition values of the selected target companies and the Company. The following table sets forth the transactions analyzed based on such characteristics and the results of such analysis:

Acquiror	Target	Announcement Date	TEV / FTM Revenue Multiple**
Workday, Inc.	Cape Clear Software, Inc.	6 February 2008	NA
Thoma Cressey Bravo	Embarcadero Technologies, Inc.	6 April 2007	NA
Software AG	webMethods, Inc.	5 April 2007	1.94x
Innovation Technology Group, Inc.	Vitria Technology, Inc.*	21 September 2006	NA
Open Text Corporation	Hummingbird Ltd.	4 August 2006	1.36x
Sun Microsystems, Inc.	SeeBeyond Technology Corporation	28 June 2005	1.69x
International Business Machines Corporation	Ascential Software Corporation	14 March 2005	2.04x
TIBCO Software Inc.	Staffware PLC	22 April 2004	2.31x
Ascential Software Corporation	Mercator Software, Inc.	4 August 2003	NA
Ascential Software Corporation	Vality Technology Inc.	12 March 2002	3.68x
TIBCO Software Inc.	Talarian Corporation	5 January 2002	3.20x
webMethods, Inc.	Active Software, Inc.	22 May 2000	16.67x
		Mean:	4.11x
		Median:	2.17x
	Mean (excluding webMethods/Active Software):		2.32x
	Median (excluding webMethods/Active Software):		2.04x
* Remaining 71% stake.
** TEV/FTM Revenue means Total Enterprise Value over Forward Twelve Months Revenue.

Based upon these judgments, Lehman Brothers selected a range of enterprise value to forward twelve-month revenue multiples of 1.00x to 2.00x and applied such range to the Company’s forward twelve month revenue (as of 30 June 2008) as projected by both the Management Plan and Wall Street equity research reports to calculate a range of implied prices per IONA Share. The following table sets forth the results of such analysis:

	Low	High
FTM Revenue – Wall Street	$3.66	$5.67
FTM Revenue – Management	$3.76	$5.86

Lehman Brothers noted that on the basis of the selected precedent transaction analysis, the Consideration of $4.05 per IONA Share was within the range of implied values per IONA Share calculated using both the Management Plan and Wall Street equity research reports.

3.2.7	Transaction Premium Analysis

To assess the premium offered to the IONA Shareholders in the Acquisition relative to the premiums offered to shareholders in other transactions, Lehman Brothers reviewed the premium paid in the global technology industry in transactions where the target was a public company valued between $150 million and $300 million from 1 January 2005 to 24 June 2008 (which included 81 transactions). For each transaction, Lehman Brothers calculated the premium per share paid by the acquirer by comparing the announced transaction value per share to the target company’s historical average share price during the following periods: (i) one trading day prior to announcement or unaffected date (the date in which public rumors affected stock price) and (ii) 30 calendar days prior to announcement or unaffected date. All premiums were calculated based on the target’s unaffected stock price. The results of this transaction premium analysis are summarized below:

	Lowest Quartile	Median	Mean	Highest Quartile
1-Day	15.0%	23.3%	32.0%	38.1%
30-Day Average	16.2%	31.6%	34.6%	42.6%

The reasons for and the circumstances surrounding each of the transactions analyzed in the transaction premium analysis were diverse and there are inherent differences in the business, operations, financial conditions and prospects of the Company and the companies included in the transaction premium analysis. Accordingly, Lehman Brothers believed that a purely quantitative transaction premium analysis would not be particularly meaningful in the context of considering the Acquisition. Lehman Brothers, therefore, made qualitative judgments concerning the differences between the characteristics of the selected transactions and the Acquisition which would affect the acquisition values of the target companies and the Company. Based upon these judgments, Lehman Brothers selected a range of 15.0 per cent. to 40.0 per cent. to the Company’s adjusted unaffected closing price of $2.64 to calculate a range of implied prices per IONA Share. The adjusted unaffected closing price equals the closing price of the IONA Shares on 7 February 2008, which is the date before the Company announced that it had received an unsolicited indication of interest from a third party, adjusted for relative changes in the closing prices of the selected comparable companies in the period from 8 February 2008 to 23 June 2008. Additionally, based upon the same judgments, Lehman Brothers selected a range of 15.0 per cent. to 45.0 per cent. to the unaffected 30-day trailing average closing price of the IONA Shares of $2.58, to calculate a range of implied prices per IONA Share. The following summarizes the result of these calculations:

	Low	High
1 Day Premium (Adjusted Unaffected)	$3.03	$3.69
1 Month Premium (Unaffected)	$2.97	$3.74

Lehman Brothers noted that on the basis of the transaction premium analysis, the Consideration of $4.05 per IONA Share was above the range of implied values per IONA Share calculated using the unaffected adjusted closing price of $2.64 and the unaffected 30-day trailing average of $2.58.

3.3	General

Lehman Brothers is an internationally recognized investment banking firm and, as part of its investment banking activities, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, investments for passive and control purposes, negotiated underwritings, competitive bids, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. The Board of IONA selected Lehman Brothers because of its familiarity with the Company and its qualifications, reputation and experience in the valuation of businesses and securities in connection with mergers and acquisitions generally, as well as substantial experience in transactions comparable to the Acquisition.

Lehman Brothers is acting as financial advisor to the Company in connection with the Acquisition. As compensation for its services in connection with the Acquisition, the Company paid Lehman Brothers $750,000 upon the delivery of Lehman Brothers’ opinion. Additional compensation of $2.5 million will be payable on completion of the Acquisition. In addition, the Company has agreed to reimburse Lehman Brothers for reasonable expenses incurred in connection with the Acquisition and to indemnify Lehman Brothers for certain liabilities that may arise out of its engagement by the Company and the rendering of Lehman Brothers’ opinion. Lehman Brothers has performed various investment banking and financial services for the Company in the past, and expect to perform such services in the future, and has received, and expect to receive, customary fees for such services. Lehman Brothers may also perform such services for Progress in the future, in connection with which Lehman Brothers would expect to receive customary fees.

In the ordinary course of its business, Lehman Brothers actively trades in the equity securities of the Company and Progress for its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities.

4.	MARKET QUOTATIONS

The following table shows the Closing Price of an IONA ADR and an IONA Share as derived from Nasdaq and the Official List, respectively, in each case on the first dealing day in each of the six months prior to the date of this document, on 7 February 2008 (the last Business Day prior to the commencement of the Offer Period) and at the close of business on the Latest Practicable Date:

	Closing Price of IONA ADR and IONA Share
Date	Nasdaq ($)	Irish Stock Exchange (€)
2 January 2008	3.22	2.30
1 February 2008	3.18	2.02
7 February 2008	2.75	2.00
3 March 2008	3.47	2.30
1 April 2008	3.86	2.30
1 May 2008	3.96	2.38
2 June 2008	3.76	2.24
1 July 2008	3.96	2.42
7 July 2008	3.95	2.42

5.	SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Latest Practicable Date, information regarding the beneficial ownership of IONA Shares for:

—	each person or entity known by IONA to beneficially own more than 5 per cent. of IONA’s Shares;

—	each director of IONA;

—

each executive officer of IONA for which compensation information is required to be disclosed under Securities and Exchange Commission regulations in IONA’s proxy statement for the 2008 annual meeting of the IONA Shareholders; and

—	all of directors and executive officers of IONA as a group.

This information is based on filings received by IONA under the Exchange Act, as supplemented by additional information provided to IONA. Unless otherwise indicated, the beneficial owner has sole voting power and dispositive power with respect to the IONA Shares beneficially owned.

Name and Address*	Number of IONA Shares Beneficially Owned(1)	Per cent. of IONA Shares Beneficially Owned(2)
Emancipation Capital, LP(3)	2,220,888	6.07%
1120 Avenue of the Americas, Suite 1504
New York, NY 10036

Peninsula Capital Management, LP(4)	6,052,911	16.56%
235 Pine Street, Suite 1600
San Francisco, California 94104

Lawrence E. Alston, Jr.(5)	221,562	**
Seán Baker(6)	1,248,585	3.41%
Christopher J. Horn(7)	2,364,614	6.46%
Ivor Kenny(8)	106,134	**
James D. Maikranz(9)	65,750	**
Kevin C. Melia(10)	286,294	**
Christopher M. Mirabile(11)	195,363	**
Bruce J. Ryan(12)	32,000	**
Francesco Violante(13)	78,300	**
Peter M. Zotto(14)	731,000	1.96%
All executive officers, directors and nominees as a group (12 persons)(15)	5,798,855	14.97%

*	Except as otherwise noted, the address of each person listed in the table above is c/o IONA Technologies PLC, The IONA Building, Shelbourne Road, Ballsbridge, Dublin 4, Ireland.

**	Less than 1 per cent.

(1)	Includes IONA Shares that the above listed directors and executive officers, as applicable, have the right to acquire within 60 days after the Latest Practicable Date through the exercise of share options granted pursuant to the IONA Share Option Schemes, each as indicated in the applicable footnote.

(2)	IONA’s calculation of the percentage of IONA Shares beneficially owned by the shareholders in this table is based upon the number of IONA Shares outstanding as of the Latest Practicable Date (36,558,153), plus for each listed beneficial owner, any IONA Shares that the listed beneficial owner has the right to acquire within 60 days after the Latest Practicable Date. The number of IONA Shares beneficially owned by holders of 5 per cent. or more of IONA’s voting securities is based on the applicable filings with the Securities and Exchange Commission.

(3)	Based on the share information set forth in a Form 13G filed by Emancipation Capital, LP, Emancipation Capital, LLC, Emancipation Capital Master, Ltd. and Charles Frumberg with the Securities and Exchange Commission on 16 June 2008. According to this filing, Emancipation Capital, LLC acts as the general partner of Emancipation Capital, LP and has voting and dispositive power over the securities held by Emancipation Capital, LP. The managing member of Emancipation Capital, LLC is Mr. Frumberg. Emancipation Management LLC acts as the investment manager of Emancipation Capital Master, Ltd. The managing member of Emancipation Management LLC is Mr. Frumberg.

(4)	Based on the share information set forth in a Form 4 filed by Peninsula Capital Management, LP with the Securities and Exchange Commission on 15 February 2008. According to this filing, 6,052,911 IONA Shares are held in the accounts of investment funds over which Peninsula Capital Management, LP and Scott Bedford have investment discretion and shared power to vote. Peninsula Capital Management, LP is the general partner and/or the investment manager of such investment funds and Scott Bedford is the President of Peninsula Capital Management, Inc. which is Peninsula Capital Management, LP’s general partner.

(5)	Mr. Alston is deemed to own all of these IONA Shares by virtue of options to purchase these IONA Shares, exercisable within 60 days after the Latest Practicable Date.

(6)	Mr. Baker is deemed to own 77,700 of these IONA Shares by virtue of options to purchase these IONA Shares, exercisable within 60 days after the Latest Practicable Date.

(7)	Dr. Horn is deemed to own 26,200 of these IONA Shares by virtue of options to purchase these IONA Shares, exercisable within 60 days after the Latest Practicable Date.

(8)	Mr. Kenny is deemed to own 94,334 of these IONA Shares by virtue of options to purchase these IONA Shares, exercisable within 60 days after the Latest Practicable Date.

(9)	Mr. Maikranz is deemed to own 65,000 of these IONA Shares by virtue of options to purchase these IONA Shares, exercisable within 60 days after the Latest Practicable Date.

(10)	Mr. Melia is deemed to own 240,250 of these IONA Shares by virtue of options to purchase these IONA Shares, exercisable within 60 days after the Latest Practicable Date. Excludes 575 IONA Shares owned by his son as to which Mr. Melia disclaims beneficial ownership.

(11)	Mr. Mirabile is deemed to own 193,663 of these IONA Shares by virtue of options to purchase these IONA Shares, exercisable within 60 days after the Latest Practicable Date.

(12)	Mr. Ryan is deemed to own all of these IONA Shares by virtue of options to purchase these IONA Shares, exercisable within 60 days after the Latest Practicable Date.

(13)	Mr. Violante is deemed to own 77,000 of these IONA Shares by virtue of options to purchase these IONA Shares, exercisable within 60 days after the Latest Practicable Date.

(14)	Mr. Zotto is deemed to own 695,000 of these IONA Shares by virtue of options to purchase these IONA Shares, exercisable within 60 days after the Latest Practicable Date.

(15)	Includes 2,178,728 IONA Shares that the executive officers and directors of IONA as a group have the right to acquire through the exercise of IONA Options granted pursuant to the IONA Share Option Schemes that are exercisable within 60 days after the Latest Practicable Date. Excludes IONA Shares as to which such individuals have disclaimed beneficial ownership.

6.	INTERESTS IN RELEVANT SECURITIES OF IONA

6.1	At the close of business on the Latest Practicable Date, SPK Acquisitions did not own or control any relevant securities of IONA.

6.2	At the close of business on the Latest Practicable Date, Progress SC, a wholly owned subsidiary of Progress, owned 362,000 IONA Shares in total, representing approximately 0.99 per cent. of the issued share capital of IONA.

6.3	At the close of business on the Latest Practicable Date, SPK Acquisitions had an economic interest, through contracts for difference, in 1,442,873 IONA Shares in total, representing approximately 3.95 per cent. of the issued share capital of IONA. The contracts for difference provide that they settle in cash and do not give SPK Acquisitions direct or indirect voting, investment or dispositive control over any IONA Shares.

6.4	Other than interests disclosed in paragraphs 6.2 and 6.3, at the close of business on the Latest Practicable Date, the directors of SPK Acquisitions and persons connected to them (within the meaning of Section 26 of the Companies Act, 1990) did not hold any interests (for the purposes of Part IV of the Companies Act, 1990) in relevant securities of IONA.

6.5	At the close of business on the Latest Practicable Date, persons controlling, controlled by or under the same control as Goodbody Corporate Finance owned or controlled the following relevant securities of IONA:

Name	Number of IONA Shares
Goodbody Stockholders Nominees Limited	61,161

6.6	Except as disclosed below, at the close of business on the Latest Practicable Date, no partner or member of the professional staff of William Fry (legal advisers to IONA) professionally engaged in relation to the Acquisition or engaged in the affairs of IONA in the last two years owned or controlled any IONA Shares:

Name	Number of IONA Shares
Owen O’Connell	6,700

6.7	At the close of business on the Latest Practicable Date, no partner or member of the professional staff of Goodwin Procter LLP (legal advisers to IONA) professionally engaged in relation to the Acquisition or engaged in the affairs of IONA in the last two years owned or controlled any IONA Shares.

6.8	At the close of business on the Latest Practicable Date, neither K Capital Source (public relations advisor to IONA) nor any person controlling, controlled by or under the same control as K Capital Source owned or controlled any IONA Shares.

6.9	At the close of business on the Latest Practicable Date, neither Georgeson (IONA’s proxy solicitor) nor any person controlling, controlled by or under the same control as Georgeson owned or controlled any IONA Shares.

6.10	At the close of business on the Latest Practicable Date, no partner or member of the professional staff of Arthur Cox (legal advisers to SPK Acquisitions and Progress) professionally engaged in relation to the Acquisition owned or controlled any IONA Shares.

6.11	At the close of business on the Latest Practicable Date, no partner or member of the professional staff of Wilmer Cutler Pickering Hale and Dorr LLP (legal advisers to SPK Acquisitions and Progress) professionally engaged in relation to the Acquisition owned or controlled any IONA Shares.

6.12	At the close of business on the Latest Practicable Date, no partner or member of the professional staff of Lewis PR (public relations advisor to SPK Acquisitions and Progress) professionally engaged in relation to the Acquisition owned or controlled any IONA Shares.

6.13	Save as disclosed in this document, at the close of business on the Latest Practicable Date, persons deemed or presumed to be acting in concert with SPK Acquisitions did not own or control any relevant securities of IONA.

6.14	At the close of business on the Latest Practicable Date, persons who have irrevocably committed themselves to vote in favour of the Scheme at the Court Meeting and in favour of the resolutions to be proposed at the EGM owned or controlled the following relevant securities of IONA:

Name	Number of IONA Shares
Kevin C. Melia	46,044
Seán Baker	1,170,885
Christopher J. Horn	2,338,414
Ivor Kenny	11,800
James D. Maikranz	750
Bruce J. Ryan	0
Francesco Violante	1,300
Peter M. Zotto	36,000

6.15	At the close of business on the Latest Practicable Date, persons who have irrevocably committed themselves to vote in favour of the resolutions to be proposed at the EGM, owned or controlled the following relevant securities of IONA:

Name	Number of IONA Shares
Progress SC	362,000

6.16	As at the Latest Practicable Date, no person with whom SPK Acquisitions or any associate (within the meaning of any of the paragraphs (a) to (g) of the definition of ‘associate’ in the Takeover Rules) of SPK Acquisitions has any Arrangement owned or controlled any IONA Shares.

6.17	Excluding IONA Options outstanding at the close of business on the Latest Practicable Date, the directors of IONA held the following interests (for the purposes of Part IV of the Companies Act 1990) in IONA Shares at the close of business on the Latest Practicable Date:

Name	Number of IONA Shares
Kevin C. Melia	46,044
Seán Baker	1,170,885
Christopher J. Horn	2,338,414
Ivor Kenny	11,800
James D. Maikranz	750
Bruce J. Ryan	0
Francesco Violante	1,300
Peter M. Zotto	36,000

6.18	At the close of business on the Latest Practicable Date, the directors of IONA held the following interests (for the purposes of Part IV of the Companies Act 1990) in IONA Options:

Name	Date of Grant	Price ($)/(€)		From	To	Number of IONA Options
Kevin C. Melia	16/6/1999 16/6/1999 27/7/2000 18/7/2001 30/7/2002 9/9/2003 18/11/2003 18/8/2004 18/8/2004 25/8/2005 24/8/2006 24/8/2006 18/9/2007 18/9/2007	$ $ $ $ $ $ $ $ $ $ $ $ $ $	15.00 15.00 74.50 31.15 2.25 3.16 4.76 3.42 3.42 3.25 4.11 4.11 3.36 3.36	16/6/1999 16/6/2000 27/7/2000 18/7/2001 30/7/2002 9/9/2003 18/11/2004 18/8/2004 18/8/2004 25/8/2005 24/8/2006 24/8/2006 18/9/2007 18/9/2007	16/6/2009 16/6/2009 27/7/2010 18/7/2011 30/7/2012 9/9/2013 18/11/2013 18/8/2014 18/8/2014 25/8/2015 24/8/2016 24/8/2016 18/9/2017 18/9/2017	21,000 12,250 3,000 3,000 21,000 3,000 100,000 3,000 18,000 21,000 3,000 18,000 3,000 18,000

Seán Baker	15/5/2003 1/8/2003 10/2/2004 17/8/2004	$ $ $ $	1.99 2.20 7.33 3.26	15/5/2003 1/8/2004 10/2/2005 17/8/2005	15/5/2013 1/8/2014 10/2/2014 17/8/2014	19,700 40,000 15,000 3,000

Christopher J. Horn	1/10/1998 8/4/1999 25/8/2005 24/8/2006 18/9/2007	$ $ $ $ $	18.75 13.63 3.25 4.11 3.36	1/10/1999 8/4/2000 25/8/2005 24/8/2006 18/9/2007	1/10/2008 8/4/2009 25/8/2015 24/8/2016 18/9/2017	100 100 3,000 21,000 3,000

Ivor Kenny	16/8/1999 27/7/2000 18/7/2001 30/7/2002 9/9/2003 18/8/2004 25/8/2005 24/8/2006 18/9/2007	$ $ $ $ $ $ $ $ $	12.75 74.50 31.15 2.25 3.16 3.42 3.25 4.11 3.36	16/8/2000 27/7/2000 18/7/2001 30/7/2002 9/9/2003 18/8/2004 25/8/2005 24/8/2006 18/9/2007	16/8/2009 27/7/2010 18/7/2011 30/7/2012 9/9/2013 18/8/2014 25/8/2015 24/8/2016 18/9/2017	23,334 3,000 21,000 3,000 3,000 21,000 3,000 3,000 21,000

James D. Maikranz	18/6/2001 30/7/2002 9/9/2003 18/8/2004 25/8/2005 24/8/2006 18/9/2007	$ $ $ $ $ $ $	33.80 2.25 3.16 3.42 3.25 4.11 3.36	18/6/2001 30/7/2002 9/9/2003 18/8/2004 25/8/2005 24/8/2006 18/9/2007	18/6/2011 30/7/2012 9/9/2013 18/8/2014 25/8/2015 24/8/2016 18/9/2017	30,000 3,000 3,000 3,000 21,000 3,000 3,000

Bruce J. Ryan	1/6/2006 18/9/2007	$ $	4.16 3.36	1/6/2006 18/9/2007	1/6/2016 18/9/2017	30,000 3,000

Francesco Violante	8/5/2001 30/7/2002 9/9/2003 18/8/2004 25/8/2005 24/8/2006 18/9/2007	$ $ $ $ $ $ $	43.15 2.25 3.16 3.42 3.25 4.11 3.36	8/5/2001 30/7/2002 9/9/2003 18/8/2004 25/8/2005 24/8/2006 18/9/2007	8/5/2011 30/7/2012 9/9/2013 18/8/2014 25/8/2015 24/8/2016 18/9/2017	30,000 3,000 3,000 21,000 3,000 3,000 21,000

Peter M. Zotto	13/10/2003 17/8/2004 1/2/2005 23/2/2006 12/2/2007	$ $ $ $ $	3.00 3.26 5.30 3.68 5.33	13/10/2004 17/8/2005 1/2/2006 23/2/2007 12/2/2008	13/10/2013 17/8/2014 1/2/2015 23/2/2016 12/2/2017	300,000 70,000 250,000 125,000 75,000

6.19	Other than the interests disclosed in paragraphs 6.17 and 6.18, at the close of business on the Latest Practicable Date, the directors of IONA and persons connected to them (within the meaning of Section 26 of the Companies Act, 1990) did not hold any interests (for the purposes of Part IV of the Companies Act, 1990) in relevant securities of IONA.

6.20	As at the Latest Practicable Date, no relevant securities of IONA were owned or controlled by:

(a)	a subsidiary of IONA;

(b)	the trustees of a pension scheme (other than an industry-wide pension scheme) in which IONA or a subsidiary of IONA participates; or

(c)	any associate (within the meaning of any of paragraphs (d) or (e) of the definition of ‘associate’ in the Takeover Rules but excluding exempt market makers).

6.21	As at the Latest Practicable Date, no person with whom IONA or any associate (within the meaning of any of the paragraphs (a) to (g) of the definition of ‘associate’ in the Takeover Rules) of IONA has any Arrangement owned or controlled any relevant securities of IONA.

6.22	As at the close of business on the Latest Practicable Date, no fund manager (other than exempt fund managers) connected with IONA or any associate managed any relevant securities of IONA.

6.23	At the close of business on the Latest Practicable Date, neither Lehman Brothers nor any persons controlling, controlled by or under the same control as Lehman Brothers owned or controlled relevant securities of IONA.

6.24	At the close of business on the Latest Practicable Date, persons controlling, controlled by or under the same control as Davy Corporate Finance owned or controlled the following relevant securities of IONA:

Name	Number of IONA Shares
J&E Davy (Discretionary Clients)	2,000

6.25	At the close of business on the Latest Practicable Date, persons controlling, controlled by or under the same control as Merrion owned or controlled the following relevant securities of IONA:

Name	Number of IONA Shares
Powerscourt Investments Ltd	1,350
Mr. Michael Tighe	2,500
Mr. Jim O’Keeffe	1,850
Mr. Matthew Green & Ms. Geraldine Daly	2,100
Mr. Thomas McDermott Polaris Personal Pension	2,500
Mr. Paddy Cole Canada Life Executive Pension Scheme	2,500
Helen Cole Canada Life Executive Pension Scheme	2,500
Ms. Maeve Conlan	11,000
Gastrointestinal Research Ltd	4,000
Dr. Patrick B Flynn, Trustee of P B Flynn Revocable Trust	500
Mr. Con Scanlon	12,500
Eircom Avc Plan for Paul Reid	3,500
Bacchantes Ltd	159,233
Merrion Active Fund	953,077
Merrion Corporate Finance	1

6.26	As at the close of business on the Latest Practicable Date, other than as set out in this paragraph 6, there were no relevant securities of IONA owned or controlled by persons whose interests are required to be disclosed under the Takeover Rules.

6.27	IONA has not redeemed or purchased any of its relevant securities during the Disclosure Period.

6.28	As of the Latest Practicable Date, no relevant securities of Progress or SPK Acquisitions were owned or controlled by:

(a)	IONA;

(b)	an IONA subsidiary;

(c)	the trustees of a pension scheme (other than an industry-wide pension scheme) in which IONA or an IONA subsidiary participates; or

(d)	any associate (within the meaning of paragraphs (d) or (e) of the definition of “associate” in the Takeover Rules but excluding exempt market makers).

6.29	At the close of business on the Latest Practicable Date, the directors of IONA and persons connected to them (within the meaning of Section 26 of the Companies Act, 1990) held the following interests (for the purposes of Part IV of the Companies Act, 1990) in Progress:

Name	Number of Progress Shares
Bruce J. Ryan	1,500

6.30	Other than interests disclosed in paragraph 6.29, at the close of business on the Latest Practicable Date, the directors of IONA did not hold any interests (for the purposes of Part IV of the Companies Act, 1990) in relevant securities of Progress and relevant securities of SPK Acquisitions.

7.	DEALINGS IN RELEVANT SECURITIES OF IONA

7.1	Dealings for value in relevant securities of IONA by SPK Acquisitions during the Disclosure Period were as follows:

Date of Dealing	Transaction	Number of Securities	Price paid ($)
14 March 2008	Purchase of Contract for Difference	100,000	$3.229
17 March 2008	Purchase of Contract for Difference	105,913	$3.321
18 March 2008	Purchase of Contract for Difference	64,374	$3.471
19 March 2008	Purchase of Contract for Difference	55,600	$3.599
20 March 2008	Purchase of Contract for Difference	35,874	$3.596
24 March 2008	Purchase of Contract for Difference	86,424	$3.705
25 March 2008	Purchase of Contract for Difference	60,651	$3.800
26 March 2008	Purchase of Contract for Difference	28,025	$3.772
27 March 2008	Purchase of Contract for Difference	50,000	$3.785
28 March 2008	Purchase of Contract for Difference	52,438	$3.802
31 March 2008	Purchase of Contract for Difference	12,833	$3.869
01 April 2008	Purchase of Contract for Difference	63,357	$3.830
02 April 2008	Purchase of Contract for Difference	27,475	$3.795
03 April 2008	Purchase of Contract for Difference	46,593	$3.851
04 April 2008	Purchase of Contract for Difference	57,400	$3.883
07 April 2008	Purchase of Contract for Difference	53,857	$3.870
08 April 2008	Purchase of Contract for Difference	369,180	$3.876
09 April 2008	Purchase of Contract for Difference	21,177	$3.884
10 April 2008	Purchase of Contract for Difference	25,900	$3.875
11 April 2008	Purchase of Contract for Difference	24,002	$3.899
17 April 2008	Purchase of Contract for Difference	1,800	$3.500
18 April 2008	Purchase of Contract for Difference	100,000	$3.726

7.2	Saved as disclosed in paragraph 7.1 above, there were no dealings for value in relevant securities of IONA by the directors of SPK Acquisitions and persons connected to them (within the meaning of Section 26 of the Companies Act, 1990) during the Disclosure Period.

7.3	Dealings for value in relevant securities of IONA by Progress SC during the Disclosure Period was as follows:

Date of Dealing	Transaction	Number of Securities	Price paid ($)
27 February 2008	Acquisition of IONA Shares	114,175	3.58
28 February 2008	Acquisition of IONA Shares	247,825	3.61

7.4	Dealings for value in relevant securities in IONA by persons controlling, controlled by or under the same control as Goodbody Corporate Finance during the Disclosure Period were as follows:

Dealings on behalf of discretionary clients

	Bought			Sold
	No. of Shares	Max Price ($) / (€)	Min Price ($) / (€)	No. of Shares	Max Price ($) / (€)	Min Price ($)/ (€)
8 February 2007 to 28 February 2007	—	—	—	—	—	—
8 February 2007 to 28 February 2007	—	—	—	200	$3.983	$3.983

1 March 2007 to 31 March 2007	—	—	—	—	—	—
1 March 2007 to 31 March 2007	—	—	—	500	$4.487	$4.487

1 May 2007 to 31 May 2007	—	—	—	—	—	—
1 May 2007 to 31 May 2007	—	—	—	1,000	$3.952	$3.952

Dealings for own account

Period	Bought			Sold
	No. of Shares	Max Price ($)/(€)	Min Price ($)/(€)	No. of Shares	Max Price ($)/(€)	Min Price ($)/(€)

8 February 2007 to 28 February 2007	17,962	€4.000	€4.500	17,135	€4.500	€4.000

8 February 2007 to 28 February 2007	—	—	—	12,900	$5.845	$5.845

1 March 2007 to 31 March 2007	10,718	€4.500	€4.200	36,820	€4.530	€4.300

1 March 2007 to 31 March 2007	1,300	$6.005	$6.005	59,891	$6.062	$5.970

1 April 2007 to 30 April 2007	19,250	€4.530	€4.200	30,450	€4.630	€3.900

1 April 2007 to 30 April 2007	—	—	—	46,400	$6.012	$5.770

1 May 2007 to 31 May 2007	2,105	€4.100	€3.810	10,771	€4.110	€3.850

1 May 2007 to 31 May 2007	5,600	$5.214	$5.214	—	—	—

1 June 2007 to 30 June 2007	17,585	€4.000	€3.800	10,621	€4.180	€3.900

1 June 2007 to 30 June 2007	—	—	—	284	$5.187	$5.187

1 July 2007 to 31 July 2007	20,300	€4.000	€3.060	14,668	€4.000	€3.300

1 August 2007 to 31 August 2007	29,938	€3.090	€2.560	24,378	€3.200	€2.600

1 August 2007 to 31 August 2007	85,952	$3.978	$3.503	—	—	—

1 September 2007 to 30 September 2007	12,550	€2.670	€2.380	8,579	€2.700	€2.500

1 September 2007 to 30 September 2007	—	—	—	80,300	$3.286	$3.286

1 October 2007 to 31 October 2007	12,544	€2.940	€2.425	22,405	€2.960	€2.570

1 October 2007 to 31 October 2007	20,000	$4.105	$3.500	22,300	$4.030	$3.858

1 November 2007 to 30 November 2007	16,185	€2.780	€2.250	9,031	€2.405	€2.400

1 November 2007 to 30 November 2007	—	—	—	18,245	$3.422	$3.422

1 December 2007 to 31 December 2007	2,350	€2.340	€2.273	3,000	€2.473	€2.473

1 January 2008 to 31 January 2008	39,076	€2.300	€1.430	31,200	€1.950	€1.480

1 February 2008 to 29 February 2008	46,138	€2.630	€2.000	54,804	€2.630	€2.020

1 February 2008 to 29 February 2008	—	—	—	176,815	$3.265	$3.182

1 March 2008 to 31 March 2008	13,470	€2.420	€2.370	—	—	—

1 March 2008 to 31 March 2008

1 April 2008 to 30 April 2008	7,183	€2.380	€2.200	8,855	€2.420	€2.370

1 April 2008 to 30 April 2008				8,830	$3.3771	$3.3771

1 May 2008 to 31 May 2008	7,588	€2.400	€2.200	3,000	€2.370	€2.370

1 May 2008 to 31 May 2008

1 June 2008 to 30 June 2008	18,550	€2.320	€2.280	1,500	€2.356	€2.356

1 June 2008 to 30 June 2008

1 July to 7 July 2008

1 July to 7 July 2008

A full list of the dealings by persons controlling, controlled by or under the same control as Goodbody Corporate Finance during the Disclosure Period will be available for inspection during usual business hours on any weekday (Saturdays, Sundays and public holidays excepted) from the date of this document until the Effective Date at the offices of William Fry, Fitzwilton House, Wilton Place, Dublin 2, Ireland and at the offices of Arthur Cox, Earlsfort Centre, Earlsfort Terrace, Dublin 2, Ireland.

7.5	There were no dealings for value in relevant securities in IONA by Lehman Brothers or any persons controlling, controlled by or under the same control as Lehman Brothers during the Offer Period were as follows:

7.6	Dealings for value in relevant securities in IONA by persons controlling, controlled by or under the same control as Davy Corporate Finance during the Offer Period were as follows:

Dealings by J&E Davy for own account

Period	Bought			Sold
	No. of Shares	Max Price ($)/(€)	Min Price ($)/(€)	No. of Shares	Max Price ($)/(€)	Min Price ($)/(€)

8 February 2008	7,618	€2.40	€2.11	—	—	—

A full list of the dealings by persons controlling, controlled by or under the same control as Davy Corporate Finance during the Disclosure Period will be available for inspection during usual business hours on any weekday (Saturdays, Sundays and public holidays excepted) from the date of this document until the Effective Date at the offices of William Fry, Fitzwilton House, Wilton Place, Dublin 2, Ireland and at the offices of Arthur Cox, Earlsfort Centre, Earlsfort Terrace, Dublin 2, Ireland.

7.7	Dealings for value in relevant securities in IONA by persons controlling, controlled by or under the same control as Merrion during the Offer Period were as follows:

Dealings by Merrion on behalf of discretionary clients

Period	Bought			Sold
	No. of Shares	Max Price ($)/(€)	Min Price ($)/(€)	No. of Shares	Max Price ($)/(€)	Min Price ($)/(€)
8 February 2008	—	—	—	7,000	$3.49	$3.49
12 February 2008 to 31 March 2008	—	—	—	40,000	$3.19	$3.19
13 February 2008 to 30 April 2008	—	—	—	12,500	$3.18	$3.18

Dealings by Merrion for own account

	Bought			Sold
Period	No. of Shares	Max Price ($)/(€)	Min Price ($)/(€)	No. of Shares	Max Price ($)/(€)	Min Price ($)/(€)
8 February 2008	25,000	€2.50	€2.50	125,000	$3.27	$3.27
8 February 2008	125,000	$3.26	$3.26	—	—	—
13 February 2008	12,500	$3.18	$3.18	12,500	$3.18	$3.18
15 February 2008	—	—	—	25,000	€2.50	€2.50
19 February 2008	400	€2.25	€2.25	400	€2.25	€2.25
4 July 2008	1,000	€2.41	€2.41	1,000	€2.41	€2.41
8 July 2008	25,000	€2.41	€2.41	25,000	€2.50	€2.41

A full list of the dealings by persons controlling, controlled by or under the same control as Merrion during the Offer Period will be available for inspection during usual business hours on any weekday (Saturdays, Sundays and public holidays excepted) from the date of this document until the Effective Date at the offices of William Fry, Fitzwilton House, Wilton Place, Dublin 2, Ireland and at the offices of Arthur Cox, Earlsfort Centre, Earlsfort Terrace, Dublin 2, Ireland.

7.8	There were no dealings for value in relevant securities of IONA by any partner or member of the professional staff of William Fry (legal advisers to IONA), professionally engaged in relation to the Acquisition or engaged in the affairs of IONA in the last two years, during the Offer Period.

7.9	There were no dealings for value in relevant securities of IONA by any partner or member of the professional staff of Goodwin Procter LLP (legal advisers to IONA), professionally engaged in relation to the Acquisition or engaged in the affairs of IONA in the last two years, during the Offer Period.

7.9	There were no dealings for value in relevant securities of IONA by Georgeson (IONA’s proxy solicitor) or any person controlling, controlled by or under the same control as Georgeson during the Offer Period.

7.10	There were no dealings for value in relevant securities of IONA by K Capital Source (public relations advisor to IONA) or any person controlling, controlled by or under the same control as K Capital Source during the Offer Period.

7.11	There were no dealings for value in relevant securities of IONA by any partner or member of the professional staff of Arthur Cox (legal advisers to SPK Acquisitions and Progress) professionally engaged in relation to the Acquisition or engaged in the affairs of SPK Acquisitions and Progress since incorporation during the Disclosure Period.

7.12	There were no dealings for value in relevant securities of IONA by any partner or member of the professional staff of Wilmer Cutler Pickering Hale and Dorr LLP (legal advisers to SPK Acquisitions and Progress) professionally engaged in relation to the Acquisition or engaged in the affairs of SPK Acquisitions and Progress since incorporation during the Disclosure Period.

7.13	There were no dealings for value in relevant securities of IONA by Lewis PR (public relations advisor to SPK Acquisitions and Progress) or any person controlling, controlled by or under the same control as Lewis PR professionally engaged in relation to the Acquisition or engaged in the affairs of SPK Acquisitions and Progress since incorporation during the Disclosure Period.

7.14	Save as disclosed in this paragraph 7, there were no dealings for value in relevant securities of IONA by any persons deemed or presumed to be acting in concert with SPK Acquisitions during the Disclosure Period.

7.15	Save as disclosed in this paragraph 7 there were no dealings for value in relevant securities of IONA by any persons who have irrevocably committed themselves to vote in favour of the Scheme during the Offer Period.

7.16	Other than as set out below, there were no dealings for value in relevant securities of IONA by the directors of IONA during the Disclosure Period:

Name	Date of Dealing	Transaction	Number of Securities		Price
Kevin C. Melia	18 September 2007	Grant of IONA Options	21,000		$3.36
Seán Baker	No Dealings	None	—		—
Christopher J. Horn	18 September 2007	Grant of IONA Options	3,000		$3.36
Ivor Kenny	18 September 2007	Grant of IONA Options	21,000		$3.36
James D. Maikranz	18 September 2007	Grant of IONA Options	3,000		$3.36
Bruce J. Ryan	18 September 2007	Grant of IONA Options	3,000		$3.36
Francesco Violante	18 September 2007	Grant of IONA Options	21,000		$3.36
Peter M. Zotto	1 August 2007	Acquisition of IONA Shares	1,000		$3.40
	9 August 2007	Acquisition of IONA Shares	10,000		$3.70
	1 February 2008	Acquisition of IONA Shares	1,000		$2.66
	12 February 2007	Grant of IONA Options	75,000		$5.33
	12 February 2007	Grant of Phantom Share Units	41,500	*	€0.0025

*	Expired under their terms on 14 February 2008.

7.17	There were no dealings for value in relevant securities of SPK Acquisitions during the Offer Period by:

(a)	IONA;

(b)	a subsidiary of IONA;

(c)	the directors of IONA;

(d)	the trustees of a pension scheme (other than an industry-wide pension scheme) in which IONA or a subsidiary of IONA participates; or

(e)	any associate (within the meaning of any of paragraphs (d) or (e) of the definition of “associate” in the Takeover Rules but excluding exempt market makers).

7.18	During the Offer Period, no person with whom IONA or any associate of IONA has any Arrangement dealt for value in any relevant securities of IONA.

7.19	As at the close of business on the Latest Practicable Date, no fund manager (other than exempt fund managers) connected with IONA or any associate managed any relevant securities of IONA.

8.	MATERIAL CONTRACTS

Save as disclosed in this paragraph 8, none of the companies in the IONA Group has entered into any contracts (other than contracts entered into in the ordinary course of business) that are, or may be, material within the two years prior to the commencement of the Offer Period.

(a)	Asset Purchase Agreement with Century

On 5 March 2007, IONA and IONA Technologies UK Limited, a wholly subsidiary of IONA, entered into a business sale and purchase agreement with Century 24 Solutions Limited and Century Twenty Four Solutions (Cyprus) Limited (together “Century”) under which IONA, through IONA Technologies UK Limited, acquired substantially all of the assets of Century, a software development firm specialising in data management and transformation technology. The total consideration payable by IONA was $7.3 million. Under the terms of the agreement, completion of the acquisition by IONA of the assets concerned was not subject to any pre-conditions and accordingly title to the assets concerned passed to IONA on the date of the agreement. Under the terms of the agreement, the sellers gave IONA customary representations and warranties as regards the assets concerned and the conduct of Century’s business up to the date of the agreement. Under the terms of the acquisition, IONA Technologies UK Limited was assigned the lease in respect of property occupied by Century.

(b)	Asset Purchase Agreement with LogicBlaze

On 6 April 2007, IONA Technologies, Inc., a wholly owned subsidiary of IONA, entered into an asset purchase agreement with LogicBlaze, Inc. (“LogicBlaze”), Simula Labs, LLC and Winston Damarillo, under which IONA Technologies, Inc. acquired substantially all of the assets of LogicBlaze (a provider of open source solutions for SOA and business integration). The total consideration payable by IONA Technologies, Inc. was $3.3 million. Under the terms of the agreement, the parties gave customary representations and warranties regarding, inter alia, capacity to enter into the agreement and, in the case of the seller, as regards the assets concerned. Completion of the acquisition was subject to a number of customary pre-conditions which were duly satisfied.

(c)	Expenses Reimbursement Agreement

IONA has entered into an expenses reimbursement and non-solicitation agreement dated 25 June 2008 with SPK Acquisitions as described in paragraph 7 of Part I (Letter of Recommendation from the Board of IONA) of this document.

(d)	Implementation Agreement

IONA has entered into an implementation agreement dated 25 June 2008 with SPK Acquisitions and, with respect to Section 7.4 and Section 7.7 only, Progress as described in paragraph 8 of Part I (Letter of Recommendation from the Board of IONA) of this document.

(e)	Limited Guaranty

Progress issued a deed of limited guaranty and indemnity dated 25 June 2008 in favour of IONA as described in paragraph 9 of Part I (Letter of Recommendation from the Board of IONA) of this document.

(f)	Voting Undertaking

In aggregate, SPK Acquisitions has received from members of the Board of IONA voting undertakings (subject to certain exceptions) to vote, or to procure that voting instructions are given to vote, in favour of the Acquisition and Scheme in respect of 3,605,193 IONA Shares, in the aggregate, representing approximately 9.8 per cent. of the issued share capital of IONA, as described in paragraph 6 of Part I (Letter of Recommendation from the Board of IONA) of this document.

In aggregate, IONA and SPK Acquisitions have each received from Progress SC voting undertakings (subject to certain exceptions) to vote in favour of the resolutions to be proposed at the EGM in respect of 362,000 IONA Shares, representing 0.99 per cent. of the issued share capital of IONA, as described in paragraph 6 of Part II (Letter from SPK Acquisitions) of this document.

9.	DIRECTORS AND SERVICE CONTRACTS

9.1	Save as described in paragraph 9.2 below, none of the directors of IONA has a service contract with IONA or its subsidiaries or associated companies with more than 12 months to run.

9.2	In the Fall of 2007, the Company and Peter Zotto agreed to the terms of an amended and restated employment agreement, which was executed in November 2007 and became effective on 14 April 2008 upon the termination of Mr. Zotto’s original employment agreement. Mr. Zotto’s original employment agreement with IONA was effective on 14 April 2005. In connection with the original employment agreement, Mr. Zotto became Chief Executive Officer of IONA and was appointed as a director until IONA’s 2005 Annual Meeting, at which time he was elected as a director until IONA’s 2007 Annual General Meeting. Mr. Zotto was re-elected as a director at IONA’s 2007 Annual General Meeting to serve until IONA’s 2010 Annual General Meeting. Under the terms of Mr. Zotto’s original employment agreement Mr. Zotto was entitled to an annual base salary of $375,000 and an annual target bonus of up to $250,000. Mr. Zotto’s initial employment term under the amended and restated employment agreement is three years, followed by successive one-year employment terms unless his employment is terminated in accordance with his employment agreement. Mr. Zotto is entitled, with effect from 1 April 2008, to an annual base salary of $400,000 and an annual target bonus of up to $300,000, based on the achievement of certain Company and individual performance objectives. Mr. Zotto’s service contract with IONA has a notice period in excess of one year, which, following an evaluation of comparable market compensation data, was considered at the time by IONA to be necessary to attract an executive of sufficient calibre for such a key role. If Mr. Zotto’s employment is terminated by IONA other than for cause (as defined in the employment agreement) or Mr. Zotto terminates his employment for good reason (as defined in the employment agreement), he will be entitled to (a) payment of all accrued obligations (as defined in the employment agreement), (b) a one-time lump sum payment of 18 months of his base salary in effect on the termination date, (c) a one-time payment equal to 150 per cent. of his target bonus, and (d) immediate vesting of all unvested shares, share options, awards and rights to the extent they would have become vested and exercisable if Mr. Zotto’s employment had continued to the date that is 18 months after the termination date. In the event, however, that Mr. Zotto is entitled to payments and benefits under his change in control agreement dated 14 October 2003, he shall not be entitled to receive any payments, severance or other benefits under his employment agreement, except for the payment of accrued obligations.

9.3	Except as described paragraph 9 of Part III (Explanatory Statement) of this document, no proposal exists in connection with the Acquisition that any payment or other benefit shall be made or given by SPK Acquisitions to any director of IONA as compensation for loss of office or as consideration for or in connection with his retirement from office.

10.	IRISH TAXATION

The following is a general summary of the significant Irish tax considerations applicable to certain Irish holders in respect of the disposition of IONA Shares or IONA ADRs under the Scheme. The comments are intended only as a general guide and do not constitute tax advice. Any person who is any doubt as to his tax position or who is subject to taxation in any jurisdiction, other than Ireland, should consult his own professional advisers immediately.

10.1	Irish Tax Considerations

This summary is based on Irish taxation laws currently in force, regulations promulgated thereunder, proposals to amend any of the foregoing publicly announced prior to the date hereof, and the currently published administrative practices of the Irish Revenue Commissioners. Taxation laws are subject to change, from time to time, and no representation is or can be made as to whether such laws will change, or what impact, if any, such changes will have on the statements contained in this summary. IONA has assumed, for the purposes of this summary, that any proposed amendments will be enacted in the form proposed. No assurance is or can be given that proposed amendments will be enacted as proposed, or that legislative or judicial changes, or changes in administrative practice, will not modify or change the statements expressed herein.

As mentioned, this summary is of a general nature only and does not discuss all aspects of Irish taxation that may be relevant to a particular Irish holder of IONA Shares or IONA ADRs.

US IONA ADR holders and IONA Shareholders will not be subject to Irish CGT on the disposal of IONA ADRs or IONA Shares provided at the time of disposal: (i) IONA ADRs and IONA Shares are quoted on Nasdaq and the Irish Stock Exchange, respectively and/or (ii) IONA ADRs and IONA Shares do not derive the greater part of their value from land, buildings, minerals, or mineral or exploration rights in Ireland.

Holders of IONA Shares or IONA ADRs are advised to consult their own tax advisers with respect to the application of Irish taxation laws to their particular circumstances in relation to the Scheme.

The summary only applies to IONA Shareholders or IONA ADR holders that legally and beneficially hold their IONA Shares or IONA ADRs as capital assets and does not address special classes of holders of IONA Shares or IONA ADRs, including, but not limited to dealers in securities, insurance companies, pension schemes, employee share ownership trusts, collective investment undertakings, charities, tax exempt organisations, financial institutions and close companies, each of which may be subject to special rules not discussed below.

10.2	Irish Tax Consideration of Irish Holders of IONA Shares or IONA ADRs

This paragraph 10 applies to Irish Holders that (i) beneficially own the IONA Shares or IONA ADRs registered in their name; (ii) in the case of individual holders, are resident, ordinarily resident and domiciled in Ireland under Irish taxation laws; (iii) in the case of holders that are companies, are resident in Ireland under Irish taxation laws; and (iv) are not considered resident in any country other than Ireland for the purposes of any double taxation agreement entered into by Ireland.

For Irish taxation purposes, Irish Holders of ADRs will be treated as the owner of the underlying IONA Shares represented by those ADRs.

10.3	Acceptance of Consideration

Irish Holders who, under the Scheme, dispose of their IONA Shares or IONA ADRs will be subject to Irish Capital Gains Tax (“CGT”) (in the case of individuals) or Irish corporation tax (in the case of companies) to the extent that the proceeds realised from such disposition exceed the base cost (indexation may apply to increase the base cost of acquisitions of shares made prior to 1 January 2003) of their IONA Shares or IONA ADRs plus incidental acquisition and selling expenses. The current rate of tax applicable to such chargeable gains is 20 per cent.

Irish Holders that have unused capital losses from other sources in current, or any previous, tax year can generally apply such losses to reduce gains realised on the disposal of their IONA Shares or IONA ADRs.

Where proceeds are received in a currency other than Euro they must be translated into Euro amounts to calculate the amount of the changeable gain or loss. Similarly, acquisition or disposal costs denominated in a currency other than Euro must be translated at the date of acquisition or disposal into Euro amounts.

Individual Irish Holders are entitled to an annual exemption of €1,270 which may have the effect of reducing their CGT liability. Irish Holders are required, under Ireland’s self assessment system, to make a tax return reporting any chargeable gains arising to them in a particular tax year.

Irish Holders that realise a loss on the disposition of IONA Shares or IONA ADRs will generally be entitled to offset such capital losses against chargeable gains realised from other sources in determining their CGT liability or liability to corporation tax on gains in a year. Indexation cannot increase a capital loss. Capital losses which remain unrelieved in a year may generally be carried forward and applied against chargeable gains realised in future years.

10.4	Stamp Duty

No Irish Stamp Duty will be payable by a holder of IONA Shares or IONA ADRs in relation to the disposal of IONA Shares under the Scheme.

11.	US FEDERAL INCOME TAX CONSEQUENCES

The following discussion summarizes certain material US federal income tax considerations of the Scheme generally relevant to holders of IONA Shares who are US shareholders (as defined below), assuming that the Scheme is consummated. For US federal income tax purposes, ownership of an IONA ADR is the equivalent of ownership of an IONA Share, and references to IONA Shares and Shareholders in this discussion shall also include IONA ADRs and holders of IONA ADRs, respectively. This discussion is based upon interpretations of the Internal Revenue Code, Treasury Regulations promulgated under the Internal Revenue Code and judicial decisions and administrative rulings as of the date of this document, all of which are subject to change or differing interpretations, including changes and interpretations with retroactive effect. The discussion below does not address all US federal income tax consequences or any state, local or foreign tax consequences of the Scheme. The tax treatment of IONA Shareholders may vary depending upon each Shareholder’s particular situation. This discussion does not apply to Shareholders who received IONA Shares pursuant to the exercise of employee share options, warrants or otherwise as compensation. Also, this discussion does not apply to Shareholders subject to special treatment, including:

—	dealers in securities or foreign currency;

—	tax-exempt entities;

—	banks and thrifts;

—	insurance companies;

—	persons that hold IONA Shares as part of a “straddle,” a “hedge,” a “constructive sale” transaction or a “conversion transaction”;

—	persons that own, actually or through certain “constructive ownership” rules, 10% or more of the outstanding IONA Shares;

—	persons that have a “functional currency” other than the US dollar; and

—	persons that hold IONA Shares through pass-through entities.

This discussion also does not address the US federal income tax consequences of the Scheme to holders of IONA Shares that do not hold such shares as a capital asset and does not address tax consequences of the Scheme to non-US Shareholders.

A US Shareholder is a Shareholder that, for US federal income tax purposes, is:

—	a US citizen or resident individual;

—	a domestic corporation;

—	an estate, the income of which is subject to US federal income taxation regardless of its source; or

—

a trust, if (1) a US court is able to exercise primary supervision over the administration of the trust and one or more US persons have the authority to control all the substantial decisions of the trust, or (2) the trust has a valid election in effect under current Treasury Regulations to be treated as a US person.

For investors who own IONA Shares through a partnership, the US federal income tax treatment will generally depend upon the status of the partner and the activities of the partnership. Such investors should consult their own tax advisor as to their particular tax consequences.

This discussion of certain material US federal income tax considerations is not tax advice. You are urged to consult your own tax advisor with respect to the particular US federal income tax consequences to you of the Scheme, including any special considerations related to your particular situation, as well as the applicability and effect of any state, local, foreign or other tax laws and changes in any applicable tax laws.

11.1	Consequences to US Shareholders

For US Shareholders, the Scheme will be a taxable event and each US Shareholder will recognize capital gain or loss with respect to its IONA Shares, measured by the difference between the amount of Consideration received by such US Shareholder and such US Shareholder’s tax basis in its IONA Shares. If a US Shareholder acquired IONA Shares by purchase, the US Shareholder’s adjusted tax basis in IONA Shares will generally equal the amount the US Shareholder paid for the share, less any returns of capital that the US Shareholder might have received with regard to the share. In the case of a US Shareholder that holds multiple blocks of IONA Shares (i.e., blocks of IONA’s capital share acquired separately at different times and/or prices), gain or loss must be calculated and accounted for separately for each block.

The gain or loss on the sale of IONA Shares will constitute long-term capital gain or loss if the IONA Shares had been held for more than one year as of the Effective Time. If a US Shareholder receiving long-term capital gain is an individual or other non-corporate shareholder, then the capital gain will generally be subject to tax at a maximum rate of 15 per cent. Short-term capital gains received by such shareholders will be subject to tax at ordinary income rates of up to 35 per cent. US Shareholders that are taxable as corporations for US federal income tax purposes will generally be subject to 35 per cent. tax on any gain (whether long-term or short-term) from the sale or exchange of IONA Shares. A US Shareholder may deduct capital losses only to the extent that the US Shareholder has capital gains in a given tax year, plus up to $3,000 for individual US Shareholders.

12.	MATERIAL CHANGES

12.1	Save as disclosed in this document, the directors of SPK Acquisitions are not aware of any material change in the financial or commercial position of SPK Acquisitions since incorporation.

12.2	Save as disclosed in the unaudited financial statements of IONA for the quarterly period ended 31 March 2008, the directors of IONA are not aware of any material change in the financial or commercial position of IONA since 31 December 2007 (the date to which the last published audited accounts of IONA were prepared).

12.3	Save as disclosed in this document there has been no material change in information previously published by IONA or SPK Acquisitions in connection with the Acquisition since the commencement of the Offer Period.

13.	CONSENTS

13.1	Lehman Brothers has given and not withdrawn its written consent to the inclusion in this document of the references to its name in the form and context in which they appear.

13.2	Davy Corporate Finance has given and not withdrawn its written consent to the inclusion in this document of the references to its name in the form and context in which they appear.

13.3	Merrion has given and not withdrawn its written consent to the inclusion in this document of the references to its name in the form and context in which they appear.

13.4	Goodbody Corporate Finance has given and not withdrawn its written consent to the inclusion in this document of the references to its name in the form and context in which they appear.

14.	APPRAISAL RIGHTS

If the Scheme Shareholders approve the Scheme at the Court Meeting and the High Court sanctions the Scheme, then, subject to the Scheme becoming effective in accordance with its terms, the Scheme will be binding on all IONA Shareholders, including those Scheme Shareholders who did not vote or who voted against it at the Court Meeting. If the Scheme Shareholders approve the Scheme and the High Court sanctions the Scheme, no IONA Shareholder will have “dissenters” or “appraisal” rights under Irish law or otherwise have any right to seek a court appraisal of the value of IONA Shares. If the Scheme becomes effective, all Scheme Shareholders will receive the same Consideration per Scheme Share.

15.	REGULATORY APPROVALS

Under the provisions of the HSR Act, IONA and SPK Acquisitions may not complete the Acquisition until IONA and SPK Acquisitions have made certain filings with the Federal Trade Commission and the United States Department of Justice and the applicable waiting period has expired or been terminated.

IONA and SPK Acquisitions expect to file pre-merger notifications with the US antitrust authorities pursuant to the HSR Act shortly and will request “early termination” of the waiting period. IONA and SPK Acquisitions do not believe that any foreign antitrust approvals are required to consummate the Acquisition.

In addition, under the Act, the High Court must sanction the Scheme and confirm the reduction of IONA’s capital.

16.	SOURCES AND BASES OF INFORMATION

16.1	The financial information on the IONA Group is extracted from the audited financial statements of IONA for the financial years ended 31 December 2007, 2006 and 2005, respectively, and the unaudited financial statements for the quarterly period ended 31 March 2008.

16.2	The value of the entire issued and to be issued ordinary share capital of IONA is based upon 36,558,153 IONA Shares in issue, 272,418 IONA Shares held in escrow pursuant to contractual obligations of IONA, approximately 85,000 IONA Shares issuable to IONA employees in August 2008 pursuant to the IONA Share Purchase Plan, and 2,995,585 IONA Shares issuable to IONA Optionholders under the IONA Share Option Schemes as of the Latest Practicable Date.

16.3	Unless otherwise stated, all prices for IONA Shares have been derived from Nasdaq or the Daily Official List of the Irish Stock Exchange (as the case may be) and represent Closing Prices on the relevant date.

17.	OTHER INFORMATION

17.1	Save for the voting undertakings described in paragraph 6 of Part I (Letter of Recommendation from the Board of IONA) and paragraph 6 of Part II (Letter from SPK Acquisitions) of this document, no agreement, arrangement or understanding (including any compensation arrangement) having any connection with or dependence upon the Acquisition exists between SPK Acquisitions or any person acting in concert with SPK Acquisitions or any of its associates and any of the directors or recent directors, shareholders or recent shareholders of IONA. In this paragraph 17.1, “recent” means within the Disclosure Period.

17.2	No agreement, arrangement or understanding exists whereby ownership of any IONA Shares acquired in pursuance of the Acquisition will be transferred to any other person, but SPK Acquisitions reserves the right to transfer any IONA Shares to any other member of the SPK Acquisitions Group.

17.3	Save for the matters disclosed in paragraph 8.6 of Part I (Letter of Recommendation from the Board of IONA) and paragraph 9 of Part III (Explanatory Statement) of this document, no Arrangement exists between SPK Acquisitions, or any person acting in concert with SPK Acquisitions, and any other person. So far as the directors of SPK Acquisitions and Goodbody Corporate Finance are aware, there are no Arrangements between other associates of SPK Acquisitions and any other person.

17.4	No Arrangement exists between IONA, or any person who is an associate of IONA (within the meaning of any of the paragraphs (a) to (g) of the definition of ‘associate’ in the Takeover Rules), and any other person. So far as the directors of IONA and Lehman Brothers are aware, there are no Arrangements between other associates of IONA and any other person.

17.5	Subject to the terms of the Expenses Reimbursement Agreement, each of IONA and SPK Acquisitions will pay its own expenses in connection with the Acquisition except that (i) they will share equally in the expenses related to the publications and posting of the acquisition documents and scheme document and (ii) SPK Acquisitions will pay the Panel document review fee and HSR Act filing fee.

17.6	References in this Part VIII (Additional Information) to an “associate” are to:

(1)	subsidiaries and associated companies of IONA or, as the case may be, SPK Acquisitions and companies of which any such subsidiaries or associated companies are associated companies;

(2)	banks, financial and other professional advisers (including stockbrokers) to IONA or, as the case may be, SPK Acquisitions or a company covered in (1) above, including persons controlling, controlled by or under the same control as such banks, financial or other professional advisers;

(3)	the directors of IONA, the directors of SPK Acquisitions and the directors of any company covered in (1) above (together in each case with their close relatives and related trusts);

(4)	the pension funds of IONA or a company covered in (1) above; and

(5)	an investment company, unit trust or other person whose investments an associate (as otherwise defined in this paragraph 17.6 manages on a discretionary basis, in respect of the relevant investments accounts;

a “bank” does not apply to a bank whose sole relationship with SPK Acquisitions or IONA or a company covered in paragraph 17.6(1) above is the provision of normal commercial banking services or such activities in connection with the Acquisition as handling acceptances and other registration work.

18.	DOCUMENTS AVAILABLE FOR INSPECTION

Copies of the following documents will be available for inspection during usual business hours on any weekday (Saturdays, Sundays and public holidays excepted) from the date of this document until the Effective Time at the offices of William Fry, Fitzwilton House, Wilton Place, Dublin 2, Ireland and Arthur Cox, Earlsfort Centre, Earlsfort Terrace, Dublin 2, Ireland:

18.1	the Rule 2.5 Announcement made on 25 June 2008 and all other announcements which have been made relating to the Acquisition pursuant to Rule 26(a) of the Takeover Rules;

18.2	this document dated 2008;

18.3	the memorandum and articles of association of IONA;

18.4	the annual report and audited group financial statements of IONA for the two financial years ended 31 December 2006 and 31 December 2007;

18.5	the letters of consent referred to in paragraph 13 of this Part VIII (Additional Information);

18.6	the material contracts referred to in paragraph 8 of this Part VIII (Additional Information);

18.7	the voting undertakings described in paragraph 6 of Part I (Letter of Recommendation from the Board of IONA) to this document and paragraph 6 of Part II (Letter from SPK Acquisitions) of this document;

18.8	a full list of each individual’s holding and dealings in respect of which the Panel has consented to aggregation;

18.9	documents relating to the financing arrangements for the Acquisition;

18.10	the Expenses Reimbursement Agreement together with correspondence from Lehman Brothers and the Takeover Panel related thereto;

18.11	the Limited Guaranty; and

18.12	the Implementation Agreement.

19.	SHAREHOLDER PROPOSALS

19.1	Generally

IONA has presently scheduled its annual meeting of shareholders for 29 September 2008. Pursuant to Section 132 of the Act, an IONA Shareholder who holds 10 per cent. or more of the issued share capital of IONA or several IONA Shareholders who together hold 10 per cent. or more of the issued share capital of IONA may requisition the directors of IONA to convene an extraordinary general meeting of IONA to consider such matter as may be identified by the IONA Shareholders who make the requisition. Any matters that an IONA Shareholder wishes to have included in IONA’s document for the next annual meeting or otherwise considered at the annual meeting must be received at a time reasonably in advance of the printing and mailing of such proxy material and should be sent to IONA at, IONA Technologies PLC, IONA Investor Relations, The IONA Building, Shelbourne Road, Ballsbridge, Dublin 4, Ireland or IONA Technologies PLC c/o IONA Technologies, Inc., IONA Investor Relations, 200 West Street, Waltham, MA 02451 or contact IONA Investor Relations in the US at 781-902-8000 or in Ireland at 353-1-6372000.

19.2	Shareholder Proposals Relating to Director Nominations

To be eligible for inclusion in IONA’s proxy statement for the 2009 annual general meeting, shareholder proposals relating to the nomination of a director candidate must be received by the Secretary of IONA no later than April 10, 2009. Shareholders that would like to submit a recommendation for a director candidate without having such nomination be reviewed by the nominating and corporate governance committee or included in IONA’s proxy statement for the 2009 annual general meeting must submit their recommendation for receipt by the Secretary of the Company not later than the close of business on the 7th day prior to the date selected for the 2009 annual general meeting nor earlier than the 42nd day prior to the 2009 annual general meeting.

19.3	All Other Shareholder Proposals

To be eligible for inclusion in our proxy statement for the 2009 annual general meeting, all other shareholder proposals must be received by the Secretary of IONA no later than April 10, 2009.

Pursuant to Rule 14a-8 under the Exchange Act, a proposal must be received at IONA’s principal executive offices not less than 120 calendar days before the anniversary date of IONA’s proxy statement being released to the IONA Shareholders in connection with IONA’s previous year’s annual meeting.

However, if the date of the annual meeting has been changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before IONA begins to print and mail its proxy materials.

Any proposals must be in conformity with all applicable legal provisions and IONA’s Articles of Association. Proxies solicited by IONA’s Board will confer discretionary voting authority on the proxy holders with respect to these proposals, subject to the rules of the Securities and Exchange Commission governing the exercise of this authority.

20.	WHERE YOU CAN FIND MORE INFORMATION

IONA is subject to the information filing requirements of the Exchange Act and, in accordance with the Exchange Act, is obligated to file with the Securities and Exchange Commission periodic reports, documents and other information relating to IONA’s business, financial condition and other matters. These reports, documents and other information may be inspected at the Securities and Exchange Commission’s office at the public reference facilities of the Securities and Exchange Commission, which are located at Room 1024, Judiciary Plaza, at 450 Fifth Street, NW, Washington, D.C. 20549. Copies of these materials can be obtained, upon payment of the Securities and Exchange Commission’s customary charges, by writing to the Securities and Exchange Commission’s principal office at 450 Fifth Street, NW, Washington, D.C. 20549. All documents filed by IONA with the Securities and Exchange Commission may be obtained for free at the Securities and Exchange Commission’s website at www.sec.gov. In addition, the documents filed with the Securities and Exchange Commission by IONA may be obtained free of charge by directing such request to IONA Technologies PLC, IONA Investor Relations, The IONA Building, Shelbourne Road, Ballsbridge, Dublin 4, Ireland or IONA Technologies PLC, c/o IONA Technologies, Inc., IONA Investor Relations, 200 West Street, Waltham, MA 02451 or contact IONA Investor Relations in the US at 781-902-8000 or in Ireland at 353-1-6372000.

The Securities and Exchange Commission allows IONA to “incorporate by reference” information into this document. This means that in lieu of providing certain information in this document, IONA has instead referred you to another document previously filed with the Securities and Exchange Commission containing such information. This document refers you in particular to IONA’s Annual Report on Form 10-K for the year ended 31 December 2007, which was filed with the Securities and Exchange Commission on 14 March 2008. Information regarding Progress is set forth in Progress’s Annual Report on Form 10-K for the year ended 30 November 2007, which was filed with the Securities and Exchange Commission on 29 January 2008. These documents contain important information about IONA and Progress.

The information incorporated by reference is deemed to be part of this document. Any statement contained in a document incorporated or deemed to be incorporated by reference in this document will be deemed modified, superseded or replaced for purposes of this document to the extent that a statement contained herein or in any subsequently filed document that also is or is deemed to be incorporated by reference herein modifies, supersedes or replaces such statement. Any statement so modified, superseded or replaced will not be deemed, except as so modified, superseded or replaced, to constitute a part of this document.

IONA has supplied all information contained or incorporated by reference in this document relating to IONA, SPK Acquisitions has supplied all such information relating to SPK Acquisitions and Progress has supplied all such information relating to Progress.

Documents that IONA makes reference to herein are available from IONA without charge, excluding all exhibits unless IONA has specifically made reference to an exhibit in this document. Shareholders may obtain such documents by requesting them in writing or by telephone at the following addresses:

IONA Technologies PLC

c/o IONA Technologies, Inc.

200 West Street

Waltham, Massachusetts, 02451, USA

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS DOCUMENT TO VOTE ON THE MATTERS BROUGHT BEFORE THE COURT MEETING AND THE EXTRAORDINARY GENERAL MEETING. IONA HAS NOT AUTHORISED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS DOCUMENT. THIS DOCUMENT IS DATED                  2008. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THE DOCUMENT IS ACCURATE AS OF ANY DATE OTHER THAN SUCH DATE, AND NEITHER THE MAILING OF THE DOCUMENT TO THE SHAREHOLDERS NOR THE CONSUMMATION OF THE ACQUISITION AND THE SCHEME SHALL CREATE ANY IMPLICATION TO IONA.

PART IX—DEFINITIONS

The following definitions apply throughout this document, with the exception of Part IV (The Scheme of Arrangement), unless the context requires otherwise:

“2006 Regulations”	the European Communities (Takeover Bids (Directive 2004/25/EC)) Regulations 2006;

“Acquisition”	the proposed acquisition by SPK Acquisitions of IONA by means of the Scheme as described in this document;

“Acting in Concert”	shall have the meaning given to that term in Regulation 8(2) of the 2006 Regulations

the “Act”	the Companies Act 1963 of Ireland, as amended;

“ADR”	American Depositary Receipt;

“ADR Voting Instruction Card”	the voting instruction card sent to IONA ADR holders along with this document to be used by IONA ADR holders to instruct the Depositary on how to vote at the Court Meeting and the EGM;

“Affiliate”	with respect to any Person, any other person controlling, controlled by or under common control with such Person. As used in this definition, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) means the possession, directly or indirectly, of power to direct or cause the direction of the management and policies of a Person whether through the ownership of voting securities, by contract or otherwise;

“Arrangement”	any indemnity or option arrangement and any agreement or understanding, formal or informal, of whatever nature between two or more persons, relating to relevant securities of SPK Acquisitions or IONA which is or may be an inducement to one or more such persons to deal or refrain from dealing in such securities;

“Articles of Association”	the Articles of Association of IONA;

“associate”	shall have the meaning ascribed to that term in Rule 2.2 of Part A of the Takeover Rules;

“Board”	the board of directors of IONA, SPK Acquisitions or Progress as the context requires;

“Business Day”	any day other than (a) a Saturday or Sunday, or (b) a day on which banking and savings and loan institutions are authorised or required by law to be closed in Ireland and the State of New York;

“Cancellation Record Time”	10.00 p.m. (Irish Standard Time) on the day before the High Court hearing to sanction the Scheme;

“Cancellation Shares”	(i)	the IONA Shares in issue at the date of the Scheme Document;

(ii)	any IONA Shares issued after the date of the Scheme Document and before the Voting Record Time; and

(iii)	any IONA Shares issued at or after the Voting Record Time and before the Cancellation Record Time on terms that the Holder thereof shall be bound by the Scheme, or in respect of which the original or any subsequent Holder thereof agrees in writing to be bound by the Scheme;

but excluding the Transfer Shares, the Designated Shares, and the Progress-held Shares;

“Cash EPS”	earnings per share, excluding expenses due to amortization of intangibles, stock-based compensation and non-recurring items;

“certificated” or “in certificated form”	where a share or other security is not in uncertificated form (that is, not in CREST);

“Certificated Holder”	an IONA holder who holds IONA Shares in certificated form;

“Clearance”	all consents, clearances, licenses, permissions, waivers, approvals, authorisations or orders that need to be obtained, all applications and filings that need to be made and all waiting periods that may need to have expired, from or under the laws, regulations or practices applied by any Governmental Authority in connection with the implementation of the Scheme and/or the Acquisition and, in each case, that constitute Conditions; and any reference to Conditions having been “satisfied” shall be construed as meaning that the foregoing have been obtained, or where appropriate, made or expired in accordance with the relevant Condition;

“Closing Price”	the closing price of an IONA Share or IONA ADR as derived from the Official List or Nasdaq (as the case may be);

“Companies Acts”	the Companies Acts 1963 to 2005 of Ireland and Parts 2 and 3 of the Investment Funds, Companies and Miscellaneous Provisions Act 2006 of Ireland;

“Competing Offer”	any offer or potential offer by a party other than SPK Acquisitions (or an Associate of SPK Acquisitions or a party Acting in Concert with SPK Acquisitions);

“Consideration”	the cash consideration of $4.05 per IONA Share payable in cash to IONA Shareholders for each IONA Share cancelled pursuant to the Scheme;

“Court Hearing”	the hearing or hearings by the High Court of the petition to sanction the Scheme, confirm the associated reduction of capital of IONA and grant the Court Order;

“Court Meeting”	the meeting of the IONA Shareholders (and any adjournment thereof) convened by order of the High Court pursuant to Section 201 of the Act to consider and, if thought fit, approve the Scheme (with or without amendment);

“Court Order”	the order or orders of the High Court sanctioning the Scheme under Section 201 of the Act and confirming the reduction of share capital which forms part of it under Sections 72 and 74 of the Act;

“CREST”	the relevant system (as defined in the CREST Regulations) in respect of which CRESTCo is the Operator (as defined in the CREST Regulations);

“CRESTCo”	CRESTCo Limited;

“CREST Manual”	the operating manual issued by CRESTCo from time to time in connection with the operation of CREST;

“CREST Regulations”	the Companies Act 1990 (Uncertificated Securities) Regulations 1996 (SI No 68 of 1996) and the Companies Act 1990 (Uncertificated Securities) (Amendment) Regulations 2005 (SI No 63 of 2005), as from time to time amended;

“Davy Corporate Finance”	Davy Corporate Finance, a subsidiary of J&E Davy Holdings;

“Depositary”	Deutsche Bank Trust Company;

“Deposit Agreement”	Amended and Restated Deposit Agreement dated as of April 26, 2004, by and among IONA Technologies PLC, Deutsche Bank Trust Company Americas and Holders and Beneficial Owners of American Depositary Shares Evidenced by American Depositary Receipts;

“Designated Shares”	means the six IONA Share to be held by nominees appointed by SPK Acquisitions on behalf of SPK Acquisitions, in each case from a date prior to the date on which the Court Meeting is held;

“Disclosure Period”	the period commencing on 8 February 2007 and ending on the Latest Practicable Date;

“directors of IONA” or “IONA Directors” or “Board of IONA”	the board of directors of IONA;

“directors of SPK Acquisitions” or “SPK Acquisitions Directors”	the board of directors of SPK Acquisitions;

“EBITDA”	earnings before interest, taxation, depreciation and amortisation;

“Effective Date”	the date on which the Scheme becomes effective in accordance with its terms;

“Effective Time”	the time on the Effective Date at which the Court Order and a copy of the minute required by Section 75 of the Act are registered by the Registrar of Companies;

“Euro” or “€” or “EUR” or “cent” or “c”	the currency unit of participating member states of the European Union as defined in Recital (2) of Council Regulation 974/98/EC on the introduction of the euro;

“Exchange Act”	the United States Securities Exchange Act of 1934, as amended;

“Expenses Reimbursement Agreement”	the agreement described in paragraph 7 of Part I (Letter of Recommendation from the Board of IONA) of this document;

“Extraordinary General Meeting” or “EGM”	the extraordinary general meeting of the IONA Shareholders to be convened in connection with the Scheme, expected to be held as soon as the preceding Court Meeting shall have been concluded or adjourned (and any adjournment thereof);

“Federal Trade Commission”	United States Federal Trade Commission;

“Financial Accounting Standards Board”	United States Financial Accounting Standards Board;

“Financial Regulator”	The Irish Financial Services Regulatory Authority;

“Forms of Proxy”	the PINK Form of Proxy for the Court Meeting, and the BLUE Form of Proxy for the EGM, as the context may require;

“Georgeson”	Georgeson, Inc., proxy solicitor for IONA;

“Goodbody Corporate Finance”	Goodbody Corporate Finance;

“Governmental Authority”	any Irish, United States or foreign, federal, state or local governmental commission, board, body, bureau, or other regulatory authority, agency, including courts and other judicial bodies, any competition, anti-trust or supervisory body or other governmental, trade or regulatory agency or body, securities exchange or any self-regulatory body or authority, including any instrumentality or entity designed to act for or on behalf of any of the foregoing, in each case, in any jurisdiction;

“Hearing Date”	the date of the Court Hearing;

“High Court”	the High Court of Ireland;

“HSR Act”	the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the regulations thereunder;

“Internal Revenue Code”	United States Internal Revenue Code of 1986, as amended;

“Implementation Agreement”	the implementation agreement described in paragraph 8 of Part I (Letter of Recommendation from the Board of IONA) of this document;

“IONA” or the “Company”	IONA Technologies PLC;

“IONA ADRs” or “ADRs”	American Depositary Receipts evidencing IONA ADSs;

“IONA ADR holders”	holders of IONA ADRs;

“IONA ADSs” or “ADSs”	American Depositary Shares, each representing one IONA Share and evidenced by IONA ADRs;

“IONA Articles”	the Articles of Association of IONA;

“IONA Group” or the “Group”	IONA, its subsidiaries and associated undertakings;

“IONA Non-Executive Directors”	the non-executive members of the board of directors of IONA;

“IONA Options”	options to subscribe for IONA Shares pursuant to the IONA Share Option Schemes;

“IONA Optionholders”	the holders of IONA Options;

“IONA Senior Management Team”	Larry Alston, Stephanos Bacon, Scott Devens, Christopher Mirabile, Eric Newcomer, Andrew O’Sullivan, Philip Pender, Patrick Walsh, and Peter Zotto;

“IONA Share,” “IONA Shares” or “Shares”	ordinary shares of €0.0025 par value per share, each in the capital of IONA;

“IONA Share Option Schemes”	IONA Technologies PLC 2006 Share Incentive Plan, as amended, Netfish Technologies, Inc. 1999 Stock Option Plan, as amended, IONA Technologies PLC 1997 Director Share Option Scheme, as amended, IONA Technologies PLC 1997 Share Option Scheme, as amended, and Genesis Development Corporation 1997 Stock Option Plan, as amended;

“IONA Share Purchase Plan”	IONA Technologies PLC 1999 Employee Share Purchase Plan, as amended;

“IONA Shareholders” or “Shareholders”	holders of IONA Shares;

“Ireland” or “Republic of Ireland”	Ireland excluding Northern Ireland and the word “Irish” shall be construed accordingly;

“Irish CGT” or “CGT”	Irish capital gains tax;

“Irish Holders”	holders of IONA Shares that (i) beneficially own the IONA Shares registered in their name; (ii) in the case of individual holders, are resident, ordinarily resident and domiciled in Ireland under Irish taxation laws; (iii) in the case of holders that are companies, are resident in Ireland under Irish taxation laws; and (iv) are not considered resident in any country other than Ireland for the purposes of any double taxation agreement entered into by Ireland;

“Irish Standard Time”	Irish Standard Time, as set out in the Standard Time (Amendment) Act 1971 and the Summer Time Act 1925;

“Irish Stock Exchange”	The Irish Stock Exchange Limited;

“Latest Practicable Date”	7 July 2008 being the latest practicable date prior to publication of this document;

“Lehman Brothers”	Lehman Brothers Inc.;

“Limited Guaranty”	the Deed of Limited Guaranty and Indemnity, dated as of 25 June 2008 from Progress to IONA;

“Listing Rules”	the listing rules of the Irish Stock Exchange;

“Meetings”	the Court Meeting and Extraordinary General Meeting;

“Member”	holders of record of Shares of the Company;

“Merrion”	Merrion Stockbrokers Limited;

“Nasdaq”	the Nasdaq Global Market;

“New IONA Shares”	the ordinary shares of €0.0025 each in the capital of IONA to be issued credited as fully paid up to SPK Acquisitions pursuant to the Scheme;

“Northern Ireland”	the counties of Antrim, Armagh, Derry, Down, Fermanagh and Tyrone on the island of Ireland;

“Offer Period”	the period commencing on 8 February 2008 (the date on which IONA announced that it had received an unsolicited approach) and ending on the earlier of the date on which the Scheme is approved by IONA Shareholders at the EGM and the date on which the Scheme lapses or is withdrawn;

“Official List”	the Official List of the Irish Stock Exchange;

“Overseas Shareholders”	Shareholders resident in, or citizens of, jurisdictions outside Ireland;

“Panel”	the Irish Takeover Panel;

“Person”	any individual, corporation, partnership, joint venture, association, trust, unincorporated organisation or other legal entity, or any governmental agency or political subdivision thereof;

“Progress”	Progress Software Corporation;

“Progress Group”	Progress and its subsidiaries and subsidiary undertakings and any other subsidiary;

“Progress-held Shares”	IONA Shares held by or on behalf of Progress or any subsidiary undertaking of Progress or beneficially held by any associate of Progress;

“Progress SC”	Progress Software Corporation, a Delaware corporation that is a wholly owned Subsidiary of Progress;

“Registrar”	IONA’s registrar, Computershare Investor Services (Ireland) Limited;

“Registrar of Companies”	the Registrar of Companies in Dublin, Ireland;

“relevant securities”	has the meaning assigned by Rule 8.9 of the Takeover Rules;

“Representatives”	the directors, officers, employees, Affiliates, agents, investment bankers, financial advisors, attorneys, accountants, brokers, finders, consultants or representatives of IONA, SPK Acquisitions, or any of their respective subsidiaries, as the case may be;

“Restricted Jurisdiction”	any jurisdiction in relation to which the Company or SPK Acquisitions (as the case may be) is advised that the release, publication or distribution of this document or the Forms of Proxy would or might infringe the laws of that jurisdiction or would or might require compliance with any governmental or other consent or any registration, filing or other formality that the Company or SPK Acquisitions (as the case may be) is unable to comply with or regards as unduly onerous to comply with;

“Restricted Overseas Shareholder”	a Shareholder resident in, or a citizen of, a Restricted Jurisdiction;

“Rule 2.5 Announcement”	the announcement made by IONA and SPK Acquisitions pursuant to Rule 2.5 of the Takeover Rules on 25 June 2008;

“Scheme” or “Scheme of Arrangement”	the proposed scheme of arrangement under Section 201 of the Act and the capital reduction under Sections 72 and 74 of the Act to effect the Acquisition with or subject to any modifications, addition or condition approved or imposed by the High Court and agreed by SPK Acquisitions and IONA;

“Scheme Document”	this document dated 2008;

“Scheme Recommendation”	the recommendation of the directors of IONA that IONA Shareholders vote in favour of the resolutions;

“Scheme Record Time”	10.00 p.m. (Irish Standard Time) on the last Business Day before the Effective Date;

“Scheme Shareholders”	the holders of Scheme Shares;

“Scheme Shares”	the Cancellation Shares and the Transfer Shares;

“Securities Act”	the United States Securities Act of 1933, as amended;

“Securities and Exchange	The United States Securities and Exchange Commission;

Commission”

“SOA”	service-oriented architecture;

“SPK Acquisitions”	SPK Acquisitions Limited, a private limited company incorporated in Ireland with registered number 453119;

“SPK Acquisitions Group”	SPK Acquisitions and its parent undertaking and its subsidiaries and subsidiary undertakings and any other subsidiary or subsidiary undertaking of its parent undertaking;

“SRN”	shareholder reference number;

“Takeover Regulations”	the European Communities (Takeover Bids (Directive 2004/25/EC)) Regulations 2006;

“Takeover Rules”	the Irish Takeover Panel Act, 1997, Takeover Rules 2007 and the Irish Takeover Panel Act, 1997, Substantial Acquisition Rules 2007 (where applicable);

“Transfer Shares”	the IONA Shares issued at or after the Cancellation Record Time and at or before the Scheme Record Time excluding, for the avoidance of doubt, the Designated Shares and any Progress-held Shares;

“uncertificated” or “in uncertificated form	recorded on the relevant register of the share or security concerned as being in uncertificated form in CREST and title to which may be transferred by means of CREST;

“Uncertificated Holder”	an IONA Shareholder who holds IONA Shares in a stock account in CREST;

“United Kingdom” or	the United Kingdom of Great Britain and Northern Ireland;

“UK”

“United States”, “USA” or “US”	the United States of America, its territories and possessions, any state of the United States of America and the District of Columbia and any other territory subject to its jurisdiction;

“$” or “US dollars”	United States dollars and “US Cent” shall mean one-hundredth of one US dollar;

“US GAAP”	Generally Accepted Accounting Principles in the United States;

“Voting Record Time”	6.00 p.m. (Irish Standard Time) on the day which is two days before the Court Meeting or the EGM or, if either the Court Meeting or the EGM is adjourned, 48 hours before the time set for the adjourned meeting; and

“Wider IONA Group”	the IONA Group, its associated undertakings and any entities in which any member of the IONA Group holds a substantial interest.

All amounts contained within this document referred to by “€” refer to the Euro.

Any reference to any provision of any legislation shall include any provision in any legislation that amends, modifies, consolidates, re-enacts, extends or replaces the same.

Words importing the singular shall include the plural and vice versa and words importing the masculine gender shall include the feminine or neutral gender.

PART X—NOTICE OF COURT MEETING IN THE HIGH COURT

2008 No. [            ] Cos

2008 No. [            ] Com

IN THE MATTER OF IONA TECHNOLOGIES PLC

– and –

IN THE MATTER OF THE COMPANIES ACTS 1963 to 2006

NOTICE IS HEREBY GIVEN that by an Order dated                     2008 made in the above matters, the High Court has directed a meeting to be convened of the holders of the Scheme Shares (as defined in the proposed scheme of arrangement referred to below) for the purpose of considering and, if thought fit, approving (with or without modification) a scheme of arrangement pursuant to Section 201 of the Companies Act 1963 proposed to be made between IONA Technologies PLC (the “Company”) and the holders of the Scheme Shares (and that such meeting will be held at             , on                      2008, at             p.m. (Irish Standard Time)), at which place and time all holders of the said shares are invited to attend.

A copy of the said scheme of arrangement and a copy of the Explanatory Statement required to be furnished pursuant to Section 202 of the Companies Act 1963 are incorporated in the document of which this Notice forms part.

Shareholders may vote in person at the said meeting or they may appoint another person, whether a member of the Company or not, as their proxy to attend, speak and vote in their stead. A PINK Form of Proxy for use at the said meeting is enclosed with this Notice. Completion and return of a Form of Proxy will not preclude a shareholder from attending and voting in person at the said meeting, or any adjournment thereof, if that shareholder wishes to do so.

It is requested that Forms of Proxy be lodged with the Company’s Registrar Computershare Investor Services (Ireland) Limited, at Heron House, Corrig Road, Sandyford Industrial Estate, Dublin 18, Ireland, not less than 48 hours before the time appointed for the said meeting but, if forms are not so lodged, they may be handed to the Chairman of the Court Meeting before the start of the Court Meeting and will still be valid.

In the case of joint holders, the vote of the senior who tenders a vote, whether in person or by proxy, will be accepted to the exclusion of the vote(s) of the other joint holder(s) and for this purpose, seniority will be determined by the order in which the names stand in the register of members of the Company in respect of the joint holding.

Entitlement to attend and vote at the meeting, or any adjournment thereof, and the number of votes which may be cast thereat, will be determined by reference to the register of members of the Company at 6.00 p.m. (Irish Standard Time) on                      2008 or, in the event that this meeting is adjourned, in the register of members 48 hours before the time of any adjourned meeting. In each case, changes to the register of members of the Company after such time shall be disregarded.

By the said order, the High Court has appointed Kevin Melia or, failing him, Christopher Horn or, failing him, Seán Baker, to act as Chairman of the said meeting and has directed the Chairman to report the result thereof to the High Court.

The said scheme of arrangement will be subject to the subsequent sanction of the High Court.

Dated:                      2008

William Fry

Fitzwilton House

Wilton Place

Dublin 2

Ireland

Solicitors for the Company

PART XI—NOTICE OF EXTRAORDINARY GENERAL MEETING

OF IONA TECHNOLOGIES PLC

NOTICE IS HEREBY GIVEN that an EXTRAORDINARY GENERAL MEETING (“EGM”) of IONA Technologies PLC (the “Company”) will be held at             , on                     2008 at             p.m. (Irish Standard Time) (or as soon thereafter as the Court Meeting (as defined in the document of which this Notice forms part) shall have been concluded or adjourned) for the purpose of considering and, if thought fit, passing the following resolutions of which resolutions 1, 3 and 5 will be proposed as ordinary resolutions and resolutions 2 and 4 as special resolutions:

1.	Ordinary Resolution: To approve the Scheme of Arrangement

That, subject to the approval by the requisite majorities of the Scheme of Arrangement (as defined in the document of which this Notice forms part) at the Court Meeting, the Scheme of Arrangement (a print of which has been produced to this meeting and for the purposes of identification signed by the Chairman thereof) in its original form or with or subject to any modification, addition or condition approved or imposed by the High Court be approved and the directors of the Company be authorised to take all such action as they consider necessary or appropriate for carrying the Scheme of Arrangement into effect.

2.	Special Resolution: Cancellation of Cancellation Shares

That, subject to the passing of Resolution 1 (above) and to the confirmation of the High Court pursuant to Section 72 of the Companies Act 1963, the issued capital of the Company be reduced by cancelling and extinguishing all the Cancellation Shares (as defined in the Scheme of Arrangement) but without thereby reducing the authorised share capital of the Company.

3.	Ordinary Resolution: Directors’ authority to allot securities and application of reserves

That, subject to the passing of Resolutions 1 and 2 and in this notice of meeting:

(i)	the directors of the Company be and are hereby generally authorised pursuant to and in accordance with Section 20 of the Companies (Amendment) Act 1983 to give effect to this resolution and accordingly to effect the allotment of the New IONA Shares (as defined in the Scheme of Arrangement) referred to in paragraph (ii) below provided that (i) this authority shall expire on 15 December 2008, (ii) the maximum aggregate nominal amount of shares which may be allotted hereunder shall be an amount equal to nominal value of the Cancellation Shares and (iii) this authority shall be without prejudice to any other authority under the said Section 20 previously granted before the date on which this resolution is passed; and

(ii)	forthwith upon the reduction of capital referred to in Resolution 2 above taking effect, the reserve credit arising in the books of account of the Company as a result of the cancellation of the Cancellation Shares be applied in paying up in full at par such number of New IONA Shares as shall be equal to the aggregate of the number of Cancellation Shares cancelled pursuant to Resolution 2 above, such New IONA Shares to be allotted and issued to SPK Acquisitions Limited and/or its nominee(s) credited as fully paid up and free from all liens, charges, encumbrances, rights of pre-emption and any other third party rights of any nature whatsoever.

4.	Special Resolution: Amendment to Articles

That, subject to the Scheme becoming effective, the Articles of Association of the Company be amended by adding the following new Article 126:

126.	Scheme of Arrangement

(a)	In these Articles, the “Scheme” means the scheme of arrangement dated 2008 between the Company and the holders of the Scheme Shares under Section 201 of the Companies Act 1963 in its original form or with or subject to any modification, addition or condition approved or imposed by the High Court and expressions defined in the Scheme and (if not so defined) in the document containing the explanatory statement circulated with the Scheme under Section 202 of the Companies Act 1963 shall have the same meanings in this Article.

(b)	Notwithstanding any other provision of these Articles, if the Company allots and issues any Ordinary Shares (other than to SPK Acquisitions Limited incorporated in Ireland, (company number 453119) (“SPK Acquisitions”) or its nominee(s) (holding on bare trust for SPK Acquisitions)) on or after the Voting Record Time in respect of the adoption of this Article and prior to 10.00 p.m. (Irish Standard Time) on the last day before the date on which the order of the High Court is made sanctioning the Scheme, such shares shall be allotted and issued subject to the terms of the Scheme and the holder or holders of those shares shall be bound by the Scheme accordingly.

(c)	Notwithstanding any other provision of these Articles, if any new Ordinary Shares are allotted or issued to any person (a “new member”) (other than under the Scheme or to SPK Acquisitions or any subsidiary undertaking of SPK Acquisitions or anyone acting on behalf of SPK Acquisitions (holding on bare trust for SPK Acquisitions) or any subsidiary undertaking of SPK Acquisitions) on or after 10.00 p.m. (Irish Standard Time) on the day before the date on which the order of the High Court is made sanctioning the Scheme, SPK Acquisitions may, provided the Scheme has become effective, have such shares transferred immediately, free of all encumbrances, to SPK Acquisitions and/or its nominee(s) (holding on bare trust for SPK Acquisitions) in consideration of and conditional on the payment by SPK Acquisitions to the new member of the amount of cash to which the new member would have been entitled under the terms of the Scheme had such shares transferred to SPK Acquisitions hereunder been a Scheme Share at the Scheme Record Time, such new IONA Shares to rank pari passu in all respects with all other IONA Shares for the time being in issue and ranking for any dividends or distributions made, paid or declared thereon following the date on which the transfer of such new IONA Shares is executed.

(d)	In order to give effect to any such transfer required by this Article 126, the Company may appoint any person to execute and deliver a form of transfer on behalf of, or as attorney for, the new member in favour of SPK Acquisitions and/or its nominee(s) (holding on bare trust for SPK Acquisitions). Pending the registration of SPK Acquisitions as a holder of any share to be transferred under this Article 126, the new member shall not be entitled to exercise any rights attaching to any such share unless so agreed by SPK Acquisitions and SPK Acquisitions shall be irrevocably empowered to appoint a person nominated by the Directors of SPK Acquisitions to act as attorney on behalf of any holder of that share in accordance with any directions SPK Acquisitions gives in relation to any dealings with or disposal of that share (or any interest in it), exercising any rights attached to it or receiving any distribution or other benefit accruing or payable in respect of it and any holders of that share must exercise all rights attaching to it in accordance with the directions of SPK Acquisitions. The Company shall not be obliged to issue a certificate to the new member for any such share.

5.	Ordinary Resolution: Adjournment of the EGM

This is a proposal to adjourn the EGM, if necessary, to solicit additional proxies in favour of approval of the resolutions to be considered at the EGM. IONA is submitting a proposal for consideration at the EGM to authorise the Chairman of the EGM to approve one or more adjournments of the EGM if there are not sufficient votes to approve the resolutions to be considered at the EGM at the time of the EGM. Even though a quorum may be present at the EGM, it is possible that IONA may not have received sufficient votes to approve the resolutions to be considered at the EGM by the time of the EGM. In that event, IONA would determine to adjourn the EGM in order to solicit additional proxies. The adjournment proposal relates only to an adjournment of the EGM for purposes of soliciting additional proxies to obtain the requisite IONA ADR holder and IONA Shareholder approvals to approve the resolutions to be considered at the EGM. Any other adjournment of the EGM (e.g., an adjournment required because of the absence of a quorum) would be voted upon pursuant to the discretionary authority granted by the proxy. To approve the adjournment proposal, a majority of the outstanding IONA Shares present or represented at the EGM and entitled to vote, which includes abstentions, must vote in favour of the proposal.

By order of the Board	IONA Technologies PLC The IONA Building Shelbourne Road Ballsbridge

Kevin C. Melia
Chairman of the Board

Dublin 4

Ireland

Dated:                      2008

Notes:

1.	A shareholder entitled to attend and vote is entitled to appoint a proxy to attend, speak and vote on his or her behalf and may appoint more than one proxy to attend on the same occasion. A proxy need not be a shareholder of the Company. Appointment of a proxy will not preclude a shareholder from attending and voting at the meeting should the shareholder subsequently wish to do so. To be effective, the form of proxy, duly completed and signed together with any power of attorney or other authority under which it is executed or a notarially certified copy thereof, must be deposited with the Registrar of the Company, Computershare Investor Services (Ireland) Limited, Heron House, Corrig Road, Sandyford Industrial Estate, Dublin 18, Ireland no later than p.m. (Irish Standard Time) on 2008.

2.	If the Form of Proxy is properly executed and returned to the Registrar, it will be voted in the manner directed by the member executing it or, if no directions are given, will be voted (or withheld) at the discretion of the Chairman of the Extraordinary General Meeting or any other person duly appointed as proxy by the member.

3.	In the case of a corporation the Form of Proxy must be either under its Common Seal or under the hand of an officer or attorney, duly authorised.

4.	In the case of joint holders, the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other registered holders and for this purpose seniority shall be determined by the order in which the names stand in the Register of Members in respect of the joint holding.

5.	The completion and return of the Form of Proxy will not preclude a member from attending and voting at the meeting in person.

6.	The Company, pursuant to Regulation 14 of the Companies Act 1990 (Uncertificated Securities) Regulations 1996 (the “Regulations”), specifies that only those shareholders registered in the Register of Members of the Company as at p.m. (Irish Standard Time) on 2008 (or in the case of an adjournment as at 48 hours before the time of the adjourned meeting) shall be entitled to attend and vote at the meeting in respect of the number of shares registered in their name at the time. Changes to entries in the register after that time will be disregarded in determining the right of any person to attend and/or vote at the meeting.

7.	Terms shall have the same meaning in this document as they have under the Scheme and/or the Scheme Document.

8.	Any alteration to the Form of Proxy must be initialed by the person who signs it.

ANNEXES

Annex A	Implementation Agreement

Annex B	Expenses Reimbursement Agreement

Annex C	Limited Guaranty

Annex D	Form of Voting Undertakings for IONA Directors

Annex E	Progress SC Voting Undertaking

Annex F	Lehman Brothers Opinion

Annex A

IMPLEMENTATION AGREEMENT

by and among

SPK ACQUISITIONS LIMITED,

IONA TECHNOLOGIES PLC

and

With respect to Section 7.4 and Section 7.7 only,

PROGRESS SOFTWARE CORPORATION

Dated as of June 25, 2008

EXHIBIT A – DEED OF LIMITED GUARANTY AND INDEMNITY

EXHIBIT B – EXPENSES REIMBURSEMENT AND NON-SOLICITATION AGREEMENT

EXHIBIT C – VOTING UNDERTAKINGS

IMPLEMENTATION AGREEMENT

IMPLEMENTATION AGREEMENT (the “Agreement”), dated as of June 25, 2008, by and among SPK Acquisitions Limited, a private limited company incorporated under Irish company law (the “Buyer”), IONA Technologies PLC, a public limited company incorporated under Irish company law (“IONA”), and, with respect to Section 7.4 and Section 7.7 only, Progress Software Corporation, a Massachusetts corporation (the “Guarantor”).

WHEREAS, the Boards of Directors of each of Buyer and IONA have each declared that it is advisable and in the best interests of Buyer and IONA and their respective shareholders to consummate, and have approved, this Agreement and the transactions provided for herein;

WHEREAS, concurrently with the execution of this Agreement, and as a condition to this willingness of IONA to enter into this Agreement, Buyer has delivered to IONA a Deed of Limited Guaranty and Indemnity dated as of the date hereof of the Guarantor, in the form attached hereto as Exhibit A (the “Limited Guaranty”);

WHEREAS, this Agreement has been approved by the Panel (as defined below);

WHEREAS, concurrently with the execution of this Agreement, and as a condition to the willingness of IONA and Buyer to enter into this Agreement, IONA and Buyer have entered into an Expenses Reimbursement and Non-Solicitation Agreement, dated as of the date hereof, in the form attached hereto as Exhibit B (the “Expenses Reimbursement Agreement”), the terms of which have been approved by the Panel;

WHEREAS, concurrently with the execution of this Agreement, and as an inducement to Buyer to enter into this Agreement, the IONA Directors (as defined below) have entered into the Voting Undertakings, dated as of the date hereof, in the form attached hereto as Exhibit C (each a “Voting Undertaking” and collectively, the “Voting Undertakings”), pursuant to which the IONA Directors have agreed, subject to the terms thereof, to vote or cause to be voted, at the IONA Shareholders’ Meetings (as defined below), all of the IONA Ordinary Shares (as defined below) beneficially owned by such shareholder in favour of the Resolutions (as defined below); and

WHEREAS, the Parties desire to make certain representations, warranties and agreements in connection with the transactions contemplated by this Agreement and to prescribe certain conditions to such transactions.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, representations, warranties and agreements contained herein, and intending to be legally bound hereby, the Parties agree as follows:

ARTICLE I - RULE 2.5 ANNOUNCEMENT AND SCHEME

1.1 Approval. Each Party confirms that its respective Board of Directors has approved the contents and release of the Rule 2.5 Announcement.

1.2 Timing. The Parties agree that the Rule 2.5 Announcement shall be released to a RIS by no later than 7:00 a.m. (Irish Standard Time) on the Announcement Date, and that the obligations of IONA, Buyer and the Guarantor under this Agreement, other than the obligations under this Article I, shall be conditional on the release of the Rule 2.5 Announcement to a RIS on the Announcement Date.

1.3 Expenses Reimbursement Agreement. Concurrently with the execution of this Agreement, IONA and Buyer are executing and delivering the Expenses Reimbursement Agreement to the other Party, and each party to the Expenses Reimbursement Agreement represents and warrants that assuming due authorisation, execution and delivery of the other parties thereto, the Expenses Reimbursement Agreement constitutes the valid and binding obligations of the parties thereto.

1.4 Recommendation of the Scheme of Arrangement. IONA confirms that the IONA Directors unanimously consider that the terms of the Scheme are fair and reasonable and the IONA Directors have unanimously resolved to recommend to IONA Shareholders that they vote in favour of the Scheme. The unanimous recommendation of the IONA Directors that IONA Shareholders vote in favour of the Scheme, and the related opinion of the IONA Advisor, is set out in the Rule 2.5 Announcement.

ARTICLE II - REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer hereby represents and warrants to IONA as follows:

2.1 Available Funds. As of the date hereof, Buyer has, and at the date of the Effective Time will have, sufficient cash, available lines of credit or other sources of immediately available funds to enable it to pay the aggregate Scheme Consideration in full as well as to make all other required payments payable in connection with the transactions contemplated hereby.

2.2 Buyer Information. The information relating to Buyer and its Subsidiaries and their respective directors, officers and employees to be contained in the Scheme Document (including any amendments or supplements thereto) and any other documents filed or furnished with the SEC or pursuant to the Takeover Rules in connection herewith, will not, on the date the Scheme Document is first mailed to IONA Shareholders, contain any untrue statement of any material fact, or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not false or misleading at the time and in light of the circumstances under which such statement is made. The parts of the Scheme Document (including any amendments or supplements thereto) for which the Buyer Directors are responsible under the Takeover Rules and any related filings that Buyer is required to make with the SEC will comply in all material respects as to form with the requirements of the Exchange Act and the rules and regulations thereunder. The parts of the Scheme Document (including any amendments or supplements thereto) for which the Buyer Directors are responsible under the Takeover Rules and any related filings for which the Buyer Directors are responsible under the Takeover Rules will comply in all material respects as to form with the requirements of the Takeover Rules and the Act.

2.3 Limited Guaranty. Concurrently with the execution of this Agreement, Buyer has caused the Guarantor to deliver to IONA (a) the duly executed Limited Guaranty, which is valid and in full force and effect, and no event has occurred which, with or without notice, lapse of time or both, would, individually or in the aggregate, reasonably be expected to constitute a default on the part of the Guarantor under the Limited Guaranty, and (b) copies of resolutions of the Board of Directors of the Guarantor authorizing the execution and delivery of the Limited Guaranty, as certified by the Guarantor’s Secretary.

2.4 No Other Representations or Warranties. Except for the representations and warranties contained in this Article II, IONA acknowledges that none of Buyer or any other Person on behalf of Buyer makes any other express or implied representation or warranty with respect to Buyer or with respect to any other information provided or made available to IONA in connection with the transactions contemplated hereby. Neither Buyer nor any other Person will be subject to any liability or indemnification obligation to IONA or any other Person resulting from the distribution to IONA, or IONA’s use of, any such information, including any information, documents, projections, forecasts or other material made available to IONA in certain “data rooms” or management presentations in expectation of the transaction contemplated by this Agreement, unless any such information is expressly included in a representation or warranty contained in this Article II.

ARTICLE III - REPRESENTATIONS AND WARRANTIES OF IONA

IONA hereby represents and warrants to Buyer as follows:

3.1 Option Report. The Option Report sets forth (a) the name of each holder of an IONA Share Option, (b) the date each IONA Share Option was granted, (c) the number of IONA Ordinary Shares subject to each such IONA Share Option, (d) the expiration date of each such IONA Share Option, and (e) the price at which each such IONA Share Option may be exercised. IONA shall notify Buyer within three (3) Business Days of any changes to the Option Report that occur for any reason after the date of this Agreement. Other than the IONA Share Options, there are no options, awards or other rights outstanding under the IONA Share Incentive Plans as of the date of this Agreement.

3.2 IONA Information. The information relating to IONA and its Subsidiaries and their respective directors, officers and employees to be contained in the Scheme Document (including any amendments or supplements thereto) and any other documents filed or furnished with the SEC or pursuant to the Takeover Rules in connection herewith, will not, on the date the Scheme Document is first mailed to IONA Shareholders, contain any untrue statement of any material fact, or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not false or misleading at the time and in light of the circumstances under which such statement is made. The parts of the Scheme Document (including any amendments or supplements thereto) for which the IONA Directors are responsible under the Takeover Rules and any related filings that IONA is required to make with the SEC will comply in all material respects as to form with the requirements of the Exchange Act and the rules and regulations thereunder. The parts of the Scheme Document (including any amendments or supplements thereto) for which the IONA Directors are responsible under the Takeover Rules and any related filings for which the IONA Directors are responsible under the Takeover Rules will comply in all material respects as to form with the requirements of the Takeover Rules and the Act.

3.3 No Other Representations or Warranties. Except for the representations and warranties contained in this Article III, Buyer acknowledges that neither IONA nor any Person on behalf of IONA makes any other express or implied representation or warranty with respect to IONA or any of its Subsidiaries or with respect to any other information provided or made available to Buyer in connection with the transactions contemplated by this Agreement. Neither IONA nor any other Person will have or be subject to any liability or indemnification obligation to Buyer or any other Person resulting from the distribution to Buyer, or Buyer’s use of, any such information, including any information, documents, projections, forecasts or other material made available to Buyer in certain “data rooms” or management presentations in expectation of the transactions contemplated by this Agreement, unless and then only to the extent that any such information is expressly included in a representation or warranty contained in this Article III.

ARTICLE IV - COVENANTS RELATING TO CONDUCT OF BUSINESS

4.1 Conduct of Business Pending the Effective Time. At all times from the execution of this Agreement until the Effective Time or the date, if any, on which this Agreement is terminated pursuant to Section 10.1, except as may be required by law, or as expressly required elsewhere in this Agreement, IONA shall, and shall cause each of its Subsidiaries to, conduct its business in the ordinary course consistent with past practice in all material respects and in compliance in all material respects with all applicable laws and regulations and shall use its reasonable endeavours to preserve substantially intact its business organizations and goodwill and keep available the services of its executive officers and key employees and preserve the relationships with those Persons having business dealings with IONA. Furthermore, IONA agrees not to take any of the following actions (and to cause its Subsidiaries not to take such actions) (except as expressly required by this Agreement, by the Scheme or to the extent Buyer shall consent in writing):

(a) amend the memorandum and articles of association of IONA, and shall cause each of its Subsidiaries not to amend its equivalent organizational documents;

(b) (i) except pursuant to the exercise of the IONA Share Options granted prior to the date of this Agreement and listed on the Option Report and the exercise of options granted under the IONA Share Purchase Plan prior to the date of this Agreement, issue or agree to issue any shares, or any rights or securities convertible or exchangeable into, or grant the right to call for the issue of, any shares, effect any share split, share combination, reverse share split, share dividend, recapitalization, alter the rights attaching to any shares, or effect any reduction, repayment or cancellation of share capital or share premium or capitalize any reserves or redeem or buy-back any shares or other similar transaction, and (ii) grant, confer or award any option, right, warrant, deferred stock unit, conversion right or other right not existing on the date hereof to acquire any of its shares (whether or not pursuant to the IONA Share Incentive Plans or the IONA Share Purchase Plan);

(c) except to the extent permitted by Section 4.2 of this Agreement and except to the extent required under existing plans, agreements or arrangements Disclosed at Section 4.3.15 in the IONA Data Room (i) increase any compensation or enter into or amend any employment or severance agreement except as permitted by Section 4.1(c)(iv) or Section 4.1(c)(v) of this Agreement, (ii) grant any bonuses, (iii) adopt any new employee benefit plan (including any stock option, stock benefit or stock purchase plan) or pension scheme or amend any existing employee benefit plan or pension scheme (including, without prejudice to the generality of the foregoing, changing the entitlements to benefits under a pension scheme, or the benefits that accrue under a pension scheme, or the amounts payable thereunder, or the basis of calculation of such amounts, or the basis on which any pension scheme is funded), except for changes which are less favourable to participants in such plans or are required to implement the Scheme, (iv) commence or terminate the employment of any employee or proposed employee whose annual remuneration exceeds US$100,000, (v) increase the base salary of any executive officer or member of the IONA Senior Management Team, (vi) increase the base salary of any employee (other than an executive officer or a member of the IONA Senior Management Team) by more than five percent (5%) of such individual’s base salary and provided that such increase is made in the ordinary course of employee reviews and compensation adjustments as heretofore conducted, or (vii) enter into or amend or otherwise modify any agreement or arrangement with Persons that are Affiliates or are officers or directors of IONA;

(d) (i) declare, set aside or pay any dividend or make any other distribution or payment (whether in cash, stock or other property) with respect to any IONA shares or allow any of IONA’s Subsidiaries to pay or make any such dividend, distribution or payment (other than dividends or distributions from a wholly owned IONA Subsidiary to another IONA Subsidiary or to IONA), or (ii) directly or indirectly redeem, purchase or otherwise acquire any of IONA’s shares or any equity interest of any of IONA Subsidiaries, other than in connection with (A) the acquisition of IONA Ordinary Shares from holders of IONA Share Options in full or partial payment of the exercise price payable by such holders upon exercise of IONA Share Options outstanding as of the date of this Agreement, and (B) tax withholdings upon the exercise of IONA Share Options;

(e) merge with, enter into a consolidation with, enter into a scheme of arrangement with or acquire an interest of 10% or more in any Person or acquire a substantial portion of the assets or business of any Person or any division or line of business thereof, or otherwise acquire any assets other than in the ordinary course of business consistent with past practice, or enter into any agreement or arrangement for any of the above;

(f) other than in the ordinary course of business consistent with past practice, sell, lease, license, pledge, transfer, or otherwise dispose of or encumber any properties or assets of IONA or of any of its Subsidiaries (including any accounts, leases, contracts or intellectual property or any assets or the stock of any of its Subsidiaries);

(g) (i) enter into any material joint venture or profit sharing agreement, (ii) license any material intellectual property rights from any third party which obligates the IONA Group to make payments in excess of US$50,000 during its fiscal year or that cannot be terminated at will by the IONA Group within three (3) years of the date hereof without payment or penalty, or (iii) enter into any agreement the effect of which would be to impose non-compete, exclusivity or similar restrictive covenants on IONA or any of its Subsidiaries or which would, following the Effective Time, bind Buyer or any of its Subsidiaries (other than IONA and its Subsidiaries);

(h) (i) create, incur or suffer to exist any indebtedness for borrowed money other than (A) such indebtedness which existed as of March 31, 2008 as reflected on the balance sheet included in IONA’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2008 filed with the SEC, or (B) any indebtedness owed to IONA by any of its direct or indirect wholly owned Subsidiaries, or (ii) guarantee indebtedness of another Person, or (iii) issue, sell or amend any debt securities or warrants or other rights to acquire any debt securities of IONA or any of its Subsidiaries, or guarantee any debt securities of another Person;

(i) make any change to its methods, principles or practices of accounting currently in effect, except (i) as required by generally accepted accounting principles, (ii) as required by a Governmental Authority or quasi-Governmental Authority (including the Financial Accounting Standards Board or any similar organization), or (iii) as required by a change in applicable law;

(j) make or change any tax election, settle or compromise any tax claim or amend any tax return;

(k) open or expand any facility or office;

(l) settle or compromise any litigation or other disputes (whether or not commenced prior to the date of this Agreement) other than settlements or compromises for litigation or other disputes where the settlement imposes no material (in this context, material shall mean material to either IONA or Buyer) obligation other than the payment of cash and the amount paid in settlement or compromise does not exceed US$250,000 in the aggregate for all such settlements or compromises, excluding any amounts that may be paid under existing insurance policies;

(m) authorize, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation or dissolution of IONA or any of its Subsidiaries;

(n) other than in accordance with the capital expenditure budget Disclosed at Section 7.12.1 in the IONA Data Room, incur any capital expenditure in excess of US$100,000 individually or US$200,000 in the aggregate;

(o) other than in the ordinary course of business, modify, amend or terminate any material contract or agreement to which IONA or any of its Subsidiaries is a party, or knowingly waive, release or assign any material rights or claims (including any write-off or other compromise of any accounts receivable of IONA or any of its Subsidiaries); or

(p) authorize any of, or commit or agree, in writing or otherwise, to take any of the foregoing actions, or otherwise agree to take any action inconsistent with any of the foregoing.

Section 4.1 is subject to, and shall not override the requirements of the provisions of, the Takeover Rules, in particular Rule 21 of the Takeover Rules.

4.2 Discretionary Bonus Pool. IONA may, on a discretionary basis, grant cash bonuses to employees of the IONA Group (other than Peter Zotto, Christopher Mirabile and any other executive officer as defined in the Exchange Act) of an aggregate amount not exceeding US$200,000, subject to the following conditions:

(a) no individual is granted a bonus or bonuses which, in the aggregate, exceeds US$20,000;

(b) IONA shall, wherever reasonably possible, give Buyer advance notice of any proposed bonuses it intends to grant. In circumstances where it is not reasonably possible for IONA to give Buyer advance notice, IONA shall give Buyer notice of any such bonuses it grants as soon as practicable following notice of the grant of the bonus being given to the employee. Any notice delivered pursuant to this Section 4.2(b)

will include, in relation to each bonus or proposed bonus, details of the identity of the recipient of the bonus or proposed bonus, the amount of the bonus or proposed bonus and the reasons for the grant of the bonus or proposed bonus; and

(c) IONA shall have discretion regarding the payment of bonuses pursuant to this Section 4.2 but shall work in good faith with Buyer to align their interests and to give due consideration to the views and comments of Buyer in its decisions in relation to granting any such bonuses.

4.3 Approvals. In the event that IONA shall desire to take an action that is otherwise prohibited pursuant to Section 4.1, IONA may request Buyer’s approval of such action by sending an e-mail or facsimile request to each of the individuals set forth in Schedule 4.3 hereto, and in response to any such request, Buyer shall be deemed to have given its approval to any such request if any one of such individuals shall grant Buyer’s approval to IONA’s request by return e-mail or facsimile (it being understood and hereby agreed that Buyer shall not be deemed to have approved of any such request by IONA, or to have waived any of its rights to object to any action taken by IONA that is the subject of such request, if Buyer (or any of the individuals listed in Schedule 4.3 hereto) shall not have responded to any such request by IONA). With respect to any consent requested by IONA to an exception to Section 4.1(c), Buyer shall not unreasonably withhold or delay such consent.

ARTICLE V - PREPARATION AND DESPATCH OF DOCUMENTS

5.1 Generally. Each of the Parties will promptly provide such assistance and information as may reasonably be required by the other Party for the purposes of, or in connection with, the preparation of all documentation, including but not limited to the Scheme Document, required in connection with the Acquisition and/or the Scheme and/or in relation to the Clearances.

5.2 Scheme Document. As promptly as practicable after the date of this Agreement, IONA shall prepare and cause to be filed with the SEC and the Panel the Scheme Document relating to the Scheme. IONA shall respond promptly to any comments of the SEC, its staff or the Panel with respect to the Scheme Document. Buyer shall furnish all information concerning themselves as IONA may reasonably request in connection with the preparation of the Scheme Document or which may be required under applicable law. IONA shall, as promptly as practicable, notify Buyer upon the receipt of any comments from the SEC, its staff or the Panel or any request from the SEC, its staff or the Panel for amendments or supplements to the Scheme Document and the related form of proxy, shall provide Buyer with copies of all written correspondence, and shall keep Buyer reasonably informed of all discussions, between IONA and its Representatives on the one hand and the SEC, its staff, or the Panel on the other hand to the extent such written correspondence and/or discussions relate to the Scheme, the Scheme Document, this Agreement, the Expenses Reimbursement Agreement or any issue, matter, Clearance, consent or approval sought from the SEC and/or the Panel in connection with the Scheme. Prior to filing or mailing the Scheme Document, or any amendment or supplement thereto, with the SEC or the Panel, or responding to any comments of the SEC or the Panel with respect thereto, IONA shall (a) provide Buyer with a reasonable opportunity to review and comment on such document or response, (b) discuss with Buyer and include in such document or response all comments reasonably and promptly proposed by Buyer, and (c) not file such document with the SEC and/or the Panel or mail such document to IONA Shareholders, in each case, prior to receiving the approval of Buyer, which approval shall not be unreasonably withheld or delayed, solely as relates to the parts of the Scheme Document (including any amendments or supplements thereto) for which the Buyer Directors are responsible under the Takeover Rules. As soon as the Scheme Document is in a form acceptable to the Panel, and the time period for any SEC comments has either elapsed or all comments from the SEC have been cleared, IONA shall cause the Scheme Document and the related forms of proxy to be filed with the High Court and seek to obtain from the High Court an order to convene the Court Meeting by mailing the Scheme Document (the “Mailing Order”). Having obtained the Mailing Order, IONA shall, as soon as practicable thereafter, cause the Scheme Document and related forms of proxy to be mailed to the IONA Shareholders and, for information only, to the IONA Optionholders. If IONA or Buyer becomes aware of any information that, pursuant to the Securities Act, the Exchange Act, the Takeover Rules or the Act, should be disclosed in an amendment or supplement to the Scheme Document, then the Party becoming so aware shall promptly inform the other Party thereof and the Parties shall cooperate with each other in filing such amendment or supplement with the SEC, the Panel, and, if required, the High Court and, if appropriate, in mailing such amendment or supplement to the IONA Shareholders and, for information only, to the IONA Optionholders.

5.3 Optionholder Proposal. Subject to the conditions set out in Section 5.2 being satisfied in relation to the Scheme Document, the Parties agree that:

(a) the IONA Share Incentive Plans will be amended in the Agreed Form prior to the publication of the Rule 2.5 Announcement;

(b) the Optionholder Proposal will be to provide (i) IONA Optionholders with an opportunity to elect to exercise their IONA Share Options immediately upon the Scheme being approved by the High Court and conditional upon it becoming effective, and on the condition that the resultant IONA Ordinary Shares being issued are then transferred to Buyer under the Scheme, (ii) IONA Optionholders (other than IONA Directors and executive officers for United States federal securities law purposes) who elect to exercise their IONA Share Options with a cashless exercise facility under which they may direct that the exercise price of their IONA Share Options be paid to IONA out of the proceeds of the sale to Buyer under the Scheme of the IONA Ordinary Shares issued to them upon exercise of their IONA Share Options, and (iii) that all IONA Share Options that remain outstanding on the Effective Date, having an exercise price per IONA Ordinary Share subject to such IONA Share Option that is less than the Scheme Consideration per IONA Ordinary Share, shall be cancelled with effect from midnight (Irish Standard Time) on the Effective Date in consideration for the payment to the IONA Optionholder of a cash payment per IONA Ordinary Share subject to such IONA Share Option equal to the excess of the Scheme Consideration per IONA Ordinary Share over the exercise price applicable to such IONA Share Option;

(c) the Optionholder Proposal will be made by IONA and Buyer to IONA Optionholders in respect of their respective holdings of IONA Share Options and the Optionholder Proposal will include a statement in the Agreed Form regarding the amendment of the IONA Share Incentive Plans as referred to in Section 5.3(a) above; and

(d) IONA will mail the documents comprising the Optionholder Proposal to all IONA Optionholders in accordance with Rule 15 of the Takeover Rules by no later than five (5) Business Days after the mailing of the Scheme Document.

5.4 Acquisition Documents. Except as otherwise agreed between the Parties, IONA and its advisers will:

(a) promptly prepare the first draft of each of the Acquisition Documents;

(b) promptly send the first draft of each of the Acquisition Documents to Buyer, and give Buyer and its advisers reasonable opportunity to review and comment on that draft;

(c) provided the comments of Buyer and its advisers are received promptly, IONA and its advisers will take account of, and reflect in any Acquisition Documents, the reasonable comments made by Buyer and its advisers; and

(d) the Parties and their advisers will agree and approve the final form of each of the Acquisition Documents (such approval not to be unreasonably withheld, conditioned or delayed by either Party), which shall comply with all applicable requirements of law, including, without limitation, the Takeover Rules, the Listing Rules, the Irish Stock Exchange, the Securities Act, the Exchange Act and the High Court.

5.5 Miscellaneous. Except as required by law, IONA shall not seek to amend any of the Acquisition Documents after mailing of the respective Acquisition Document without the prior written consent (not to be unreasonably withheld or delayed) of Buyer. For the avoidance of doubt, IONA and Buyer will equally share the costs associated with publication and posting of the Acquisition Documents and the Scheme Document.

ARTICLE VI - IMPLEMENTATION OF THE SCHEME AND ACQUISITION

6.1 Financial Advisor Opinion. IONA confirms that the IONA Advisor has delivered to the Directors of IONA (and provided a courtesy copy to Buyer) its written opinion, dated as of June 24, 2008, to the effect that, subject to such qualifications and assumptions as are contained therein, as of such date, the Scheme Consideration is fair to the IONA Shareholders from a financial point of view. IONA confirms that the IONA Advisor has consented to the inclusion of such opinion, and a summary thereof, in the Scheme Document.

6.2 Implementation. Each of IONA and Buyer will procure the implementation of the Scheme and completion of the Acquisition as outlined in the Rule 2.5 Announcement, the Scheme Document and this Agreement, unless this Agreement is terminated in accordance with its terms. As soon as practicable after the date of this Agreement, each of the Parties will take or cause to be taken such steps as are within its power and necessary or required, and provide each other with such other assistance as may reasonably be required, to implement the Scheme and the Acquisition, including without limitation the following:

(a) IONA will promptly and using all reasonable endeavours make all necessary applications to the High Court in connection with the implementation of the Scheme, including issuing appropriate proceedings requesting the High Court to order that the Court Meeting be convened as soon as possible following the publication of the Rule 2.5 Announcement, and will do so in such a manner so as to ensure that the hearing of such proceedings occurs as soon as practicable in order to facilitate the mailing of the Scheme Document as soon as practicable in accordance with Section 5.2;

(b) in addition to agreeing to the Acquisition Documents between the Parties in accordance with the procedure set out in Section 5.4, the Parties will settle all necessary advertisements or announcements, and any other documents stipulated by the High Court (or, as the case may be, the Panel) with the High Court (and, to the extent required, the Panel) insofar as possible within three (3) Business Days of submission of the relevant document to the High Court and/or the Panel as applicable;

(c) each Party will, to the extent required by the Takeover Rules, obtain the consent or sanction of the Panel in relation to agreements or arrangements entered into in connection with the Acquisition and/or the Scheme as soon as possible following the issue of the Rule 2.5 Announcement;

(d) IONA shall procure the publication of the requisite advertisements and mailing of the Scheme Document and the forms of proxy to IONA Shareholders on the register of members of IONA on the record date agreed with the High Court in accordance with the relevant orders of the High Court as promptly as practicable following the order of the High Court to despatch the relevant documents being made, and thereafter shall publish and/or post such other documents and information (the form of which shall be agreed between the Parties in accordance with the procedure set out in Section 5.4) as the High Court may approve or direct from time to time in connection with the implementation of the Scheme in accordance with applicable law as promptly as practicable following the order of the approval of the High Court to publish or post such documents being made;

(e) prior to the Court Meeting, IONA shall keep Buyer informed on a daily basis in the two week period prior to the Court Meeting of the number of proxy votes received in respect of resolutions to be proposed at the Court Meeting and/or EGM;

(f) IONA shall hold the Court Meeting and EGM at the times and date on which they are convened in the Scheme Document, and in such manner as shall be approved by the High Court and, except as otherwise agreed in writing with Buyer, propose the Resolutions without amendment;

(g) IONA shall not, except as otherwise agreed in writing with Buyer, postpone or adjourn the Court Meeting or EGM;

(h) following the Court Meeting and EGM, assuming the Resolutions are duly passed (including by the requisite votes required under Section 201 of the Act in the case of the Court Meeting), IONA shall seek the sanction of the High Court to the Scheme as soon as possible thereafter; and

(i) on the Closing Date, IONA shall cause an office copy of the Court Order and a copy of the minute required by Section 75 of the Act to be filed with the Companies Registration Office for registration in accordance with the provisions of the Act.

6.3 Notifications. Each of the Parties shall promptly notify the other in writing of:

(a) the receipt of any notice or any other communication from any third party alleging that the consent of such third party is or may be required to implement the Scheme or to close any of the transactions contemplated by this Agreement; and/or

(b) any event, circumstance, change, fact or occurrence which it becomes aware of that will or would be reasonably likely to result in one or more of the Conditions not being satisfied.

6.4 Effective Date. IONA and Buyer shall work together and co-operate with each other to try to ensure that the Effective Date occurs on or before September 15, 2008. In any event, IONA (and Buyer, to the extent applicable) will comply with any time limits that may be specified in the Court Order or by the Panel.

6.5 Agreement to be Bound by the Scheme

(a) IONA agrees to be bound by the Scheme and to perform any of the actions required of it by the Scheme.

(b) Buyer agrees to be bound by the Scheme and to perform any of the actions required of it by the Scheme.

(c) If Buyer intends to seek the permission of the Panel to invoke any of the Conditions, Buyer shall notify the Directors of IONA of such intention at least two (2) Business Days prior to approaching the Panel, and provide them with reasonable details of the grounds on which it intends to invoke the relevant Condition.

(d) Buyer agrees to pay the Scheme Consideration to the IONA Shareholders in accordance with, and subject to, the terms and conditions of the Scheme.

6.6 Correspondence and Discussions with the Panel. Each of the Parties will promptly provide such assistance and information as may reasonably be required by the other Party for the purposes of, or in connection with any correspondence or discussions with the Panel in connection with the Acquisition and/or the Scheme, and each Party and its advisers shall consult with the other Party and its advisers prior to any approach to the Panel in connection with the Acquisition and/or the Scheme. The Parties hereby agree that the Panel’s document review fees (of approximately €50,000) are payable by Buyer. For the avoidance of doubt, if such fees are paid by IONA on behalf of Buyer, the amount payable by IONA to Buyer pursuant to the Expenses Reimbursement Agreement (notwithstanding anything contained in the Expenses Reimbursement Agreement) shall be reduced by an equivalent amount.

6.7 Conduct of Court Hearings

(a) IONA and Buyer shall agree on the High Court timetable and IONA shall consult in good time with Buyer regarding the conduct of all High Court proceedings in connection with the Scheme and will promptly advise Buyer of the dates of any such hearings.

(b) IONA shall be represented in the High Court at all hearings in connection with the Scheme by Counsel selected from the list of counsel agreed upon between IONA and Buyer (the “Counsel”).

(c) Buyer will be legally represented at the hearing of the High Court to sanction the Scheme.

(d) Subject to Section 7.3(h) of this Agreement, IONA will give such undertakings as are required by the High Court in connection with the Scheme.

(e) Subject to the limitations on the obligations of Buyer set out in Section 7.3(h) of this Agreement, Buyer will give such undertakings as are required by the High Court in connection with the Scheme.

6.8 Withdrawal of Scheme Recommendation. In addition to the provisions of the Expenses Reimbursement Agreement, the IONA Directors shall not withdraw or adversely modify the Scheme Recommendation unless (a) IONA has provided written notice to Buyer of the IONA Directors’ first board meeting at which they are to consider so withdrawing or adversely modifying the Scheme Recommendation, and (b) IONA has provided Buyer with a reasonable opportunity to make adjustments in the terms and conditions of the Scheme and has negotiated in good faith with Buyer with respect thereto during the five (5) Business Day period after Buyer has received the notice described in clause (a) above.

ARTICLE VII - ADDITIONAL AGREEMENTS

7.1 Announcements. Subject to the requirements of applicable law, the Takeover Rules, the Listing Rules, a court order, the Securities Act, the Exchange Act, the SEC or any regulatory body (including, without limitation, the Panel), the Parties shall consult together as to the terms of, the timing of and the manner of publication of any formal announcement, document or publication which either Party may make regarding the Acquisition, the Scheme, this Agreement or any matter referred to in the Rule 2.5 Announcement. Buyer and IONA shall give each other the opportunity to review and comment upon any such announcement, document or publication and shall not issue any such announcement, document or publication prior to such consultation, except as may be required by applicable law, the Takeover Rules, the Listing Rules, a court order, the Securities Act, the Exchange Act, the SEC or any regulatory body (including, without limitation, the Panel) which has jurisdiction over it. Any other communication which any Party may make regarding such matters shall, subject to the requirements of applicable law, the Takeover Rules, the Listing Rules, a court order, the Securities Act, the Exchange Act, the SEC or any regulatory body (including, without limitation, the Panel), be consistent with any such announcement, document or publication and the terms of the Rule 2.5 Announcement. The Parties agree that the initial press release to be issued with respect to the transactions contemplated by this Agreement shall be in the form of the Rule 2.5 Announcement.

7.2 Rule 16b-3 Actions. IONA and Buyer agree that, in order to most effectively compensate and retain those officers and directors of IONA who are subject to the reporting requirements of Section 16(a) of the Exchange Act in connection with the Acquisition, both prior to and after the Effective Time, it is desirable that such Persons not be subject to a risk of liability under Section 16(b) of the Exchange Act to the fullest extent permitted by applicable law in connection with the transactions contemplated by this Agreement, and for that compensatory and retentive purpose agree to the provisions of this Section 7.2. Promptly after the date hereof and prior to the Effective Date, IONA shall adopt a resolution in advance of the Effective Time providing that any dispositions of IONA Ordinary Shares resulting from the transactions contemplated by this Agreement by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to IONA to be exempt under Rule 16b-3 promulgated under the Exchange Act, to the extent permitted by applicable law.

7.3 Third Party Consents and Regulatory Approvals.

(a) The terms of the Acquisition at the date of publication of the Scheme Document shall be set out in the Rule 2.5 Announcement and the Scheme Document.

(b) Unless and until this Agreement is terminated in accordance with its terms, the Parties each agree to use their reasonable endeavours to achieve satisfaction of the Conditions as soon as reasonably practicable following the publication of the Scheme Document.

(c) Subject to the terms and conditions hereof, IONA and Buyer shall use their reasonable endeavours to:

(i) take, or cause to be taken, all actions, and do, or cause to be done, and to assist and cooperate with the other Party in doing, all things necessary, proper or advisable to consummate and make effective the transactions contemplated hereby (including, without limitation, the Acquisition) as promptly as practicable;

(ii) as promptly as practicable, obtain from any Governmental Authority any Clearances required to be obtained or made by IONA or Buyer or any of their respective Subsidiaries in connection with the authorization, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby (including, without limitation, the Acquisition);

(iii) as promptly as practicable, make all necessary filings, and thereafter make any other required submissions, with respect to this Agreement and the Acquisition required under (A) the Exchange Act and any other applicable federal or state securities laws, (B) the HSR Act and any related governmental request thereunder, (C) the Takeover Rules and the Act, (D) the High Court, and (E) any other applicable law; and

(iv) execute or deliver any additional instruments necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement (including, without limitation, the Acquisition).

IONA and Buyer shall cooperate with each other in connection with the making of all such filings, including providing copies of all such documents to the non-filing Party and its advisors prior to filing and, if requested, considering in good faith reasonable additions, deletions or changes suggested in connection therewith. IONA and Buyer shall furnish to each other, upon reasonable request, all information reasonably necessary or advisable in connection with any application or other filing to be made pursuant to the rules and regulations of any applicable law (including all information required to be included in the Scheme Document) in connection with the transactions contemplated by this Agreement. For the avoidance of doubt, Buyer and IONA agree that nothing contained in this Section 7.3(c) shall modify or affect their respective rights and responsibilities under Section 7.3(d). With respect to any documents or information required to be given by any Party to another Party pursuant to this Section 7.3(c), such first Party may give such documents or information to such second Party’s outside counsel, instead of directly to such second Party, if such first Party reasonably believes that doing so is required by, or advisable pursuant to, applicable law.

(d) Subject to the terms hereof, Buyer and IONA agree, and shall cause each of their respective Subsidiaries, to cooperate and to use their respective reasonable endeavours to obtain any government clearances or approvals required for Closing under the HSR Act and any other federal, state or foreign law, regulation or decree designed to prohibit, restrict or regulate actions for the purpose or effect of monopolization or restraint of trade (collectively, “Antitrust Laws”), and agree to respond to any government requests for information under any Antitrust Law, and to contest and resist any action, including any legislative, administrative or judicial action, and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order (whether temporary, preliminary or permanent) (an “Antitrust Order”) that restricts, prevents or prohibits the consummation of the Acquisition or any other transactions contemplated by this Agreement under any Antitrust Law. The Parties will consult and cooperate with one another, and consider in good faith the views of one another, in connection with, and provide to the other Party in advance, any analyses, appearances, presentations, memoranda, briefs, arguments, opinions and proposals made or submitted by or on behalf of any Party in connection with proceedings under or relating to any Antitrust Law. Buyer shall pay the filing fee for the filing to be made under the HSR Act.

(e) Each of IONA and Buyer shall give (or shall cause their respective Subsidiaries to give) any notices to third parties, and use, and cause their respective Subsidiaries to use, their reasonable endeavours to obtain any third party Clearances required on behalf of such Party or any of its Subsidiaries in connection with the Acquisition that are necessary to consummate the transactions contemplated hereby, it being understood that neither IONA nor Buyer shall be required to make any material payments, other than filing or other fees payable to a Governmental Authority for seeking the relevant Clearance, in connection with the fulfillment of its obligations under this Section 7.3(e).

(f) Buyer and IONA shall (i) promptly advise each other of (and Buyer or IONA shall so advise with respect to communications received by any Subsidiary of Buyer or IONA, as the case may be) any written or oral communication from any Governmental Authority or third party whose consent or approval is required for consummation of the transactions contemplated by this Agreement; (ii) to the extent practicable, not participate in any substantive meeting or discussion with any Governmental Authority in respect of any filing, investigation, or inquiry concerning this Agreement or the transactions contemplated by this Agreement unless it consults with the other Party in advance, and, to the extent permitted by such Governmental Authority, gives the other Party the opportunity to attend; and (iii) promptly furnish the other Party with copies of all correspondence, filings, and written communications between them and their Subsidiaries and Representatives, on the one hand, and any Governmental Authority or its respective staff, on the other hand, with respect to this Agreement and the transactions contemplated by this Agreement, except that materials may be redacted (x) to remove references concerning the valuation of the businesses of IONA or Buyer or their respective Affiliates, (y) as necessary to comply with contractual arrangements, and (z) as necessary to address reasonable privilege or confidentiality concerns. Neither Buyer nor IONA shall consent to any voluntary extension of any statutory deadline or waiting period or to any voluntary delay of the consummation of the transactions contemplated by this Agreement at the behest of any Governmental Authority without the consent of the other Party, which consent shall not be unreasonably withheld or delayed. With respect to any notice, documentation or other communication required to be given by any Party to another Party pursuant to this Section 7.3(f), such first Party may give such notice, documentation or other communication to such second Party’s outside counsel, instead of directly to such second Party, if such first Party reasonably believes that doing so is required by, or advisable pursuant to, applicable law.

(g) Each Party will promptly provide such information as may reasonably be requested by a Governmental Authority following any such filing or notification and shall negotiate with any Governmental Authority in relation to any undertakings, orders, agreements or commitments which any such Governmental Authority requires to facilitate the Acquisition, and shall use reasonable endeavours to cause such negotiations to be concluded in any event at least five (5) Business Days prior to December 15, 2008 or such other date as is agreed between the Parties and (if required) consented to by the High Court and (if required) the Panel.

(h) Notwithstanding anything to the contrary in this Agreement, nothing in this Agreement shall require either IONA or the Guarantor, or any of their respective Subsidiaries, to, and, without Buyer’s prior written consent, none of IONA or any of its Subsidiaries shall: (i) agree to or to effect any divestiture of, or hold separate (including by establishing a trust or otherwise), or agree to restrict its ownership or operation of, any business or assets of IONA or its Subsidiaries or of the Guarantor or its Subsidiaries, or to enter into any settlement or consent decree, or agree to any undertaking, with respect to any business or assets of IONA or its Subsidiaries or of the Guarantor or its Subsidiaries, (ii) enter into, amend or agree to enter into or amend, any material contracts or agreements of IONA or its Subsidiaries or of the Guarantor or its Subsidiaries, (iii) otherwise waive, abandon or alter any material rights or obligations of IONA or its Subsidiaries or of the Guarantor or its Subsidiaries or (iv) file or defend any lawsuit, appeal any judgment or contest any injunction issued in a proceeding initiated by a Governmental Authority.

7.4 Directors’ and Officers’ Indemnification and Insurance.

(a) The Buyer Parties agree that all rights to indemnification or exculpation now existing in favor of, and all limitations on the personal liability of each present and former director or officer of IONA and its Subsidiaries provided for in the respective organizational documents in respect of actions or omissions occurring at or prior to the Effective Time (including, without limitation, actions or omissions occurring at or prior to the Effective Time arising out of the transactions contemplated by this Agreement), to the extent in effect as of the date hereof, shall continue in full force and effect for a period of six (6) years after the

Effective Time. During such period, the Buyer Parties shall not amend, repeal or otherwise modify such provisions for indemnification in any manner that would materially and adversely affect the rights thereunder of individuals who at any time prior to the Effective Time was a director or officer of IONA and its Subsidiary in respect of actions or omissions occurring at or prior to the Effective Time (including, without limitation, actions or omissions occurring at or prior to the Effective Time arising out of the transactions contemplated by this Agreement), unless such modification is required by law; provided, however, that in the event any claim or claims are asserted or made either prior to the Effective Time or within such six-year period, all rights to indemnification required to be continued pursuant to this Section 7.4(a) in respect of any such claim or claims shall continue until disposition of any and all such claims.

(b) Prior to the Effective Time, IONA shall, to the fullest extent permitted under applicable law and regardless of whether the Scheme becomes effective, indemnify and hold harmless, and, after the Effective Time, the Buyer Parties shall, to the fullest extent permitted under applicable law, indemnify and hold harmless, each present and former director or officer of IONA and their respective heirs and representatives (each an “Indemnified Party” and, collectively, the “Indemnified Parties”) against all costs and expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages, liabilities and settlement amounts paid in connection with any claim, action, suit, proceeding or investigation (whether arising before or after the Effective Time), whether civil, administrative or investigative, arising out of or pertaining to any action or omission in their capacities as directors or officers, in each case occurring before the Effective Time (including the transactions contemplated by this Agreement). Without limiting the foregoing, in the event of any such claim, action, suit, proceeding or investigation, (i) IONA or the Buyer Parties and the Surviving Corporation, as the case may be, shall be entitled to control the defense of such claim, action, suit, proceeding or investigation, (ii) if IONA, the Buyer Parties or the Surviving Corporation (or counsel selected by the applicable insurer of IONA or the Surviving Corporation) does not elect to control the defense of such claim, action, suit, proceeding or investigation, the Indemnified Party shall be entitled to select counsel for the Indemnified Party, which counsel shall be reasonably satisfactory to IONA or to the Buyer Parties and the Surviving Corporation, as the case may be, and IONA or the Buyer Parties and the Surviving Corporation shall pay the fees and expenses of such counsel promptly after statements therefor are received (unless the Surviving Corporation shall elect to defend such action), (iii) IONA or the Buyer Parties shall cooperate in the defense of any such matter, provided, however, that neither IONA nor the Buyer Parties shall be liable for any settlement effected without its written consent (which consent shall not be unreasonably withheld or delayed); and (iv) neither IONA nor the Buyer Parties shall settle or compromise any such claim, action, suit, proceeding or investigation without the Indemnified Party’s written consent thereto (which consent shall not be unreasonably withheld or delayed).

(c) At or prior to the Effective Time, IONA shall purchase a “tail” directors’ and officers’ liability insurance policy (which by its terms shall survive the Acquisition) for its directors and officers, which shall provide such directors and officers with coverage for six (6) years following the Effective Time of not less than the existing coverage under, and have other terms not materially less favorable on the whole to, the insured persons than the directors’ and officers’ liability insurance coverage presently maintained by IONA, so long as the aggregate cost is no more than 200% of the annual premium paid by IONA in its most recent fiscal year (the “Maximum Amount”). In the event that the Maximum Amount is insufficient for such coverage, IONA may spend up to the Maximum Amount to purchase such lesser coverage as may be obtained with such amount. The Buyer Parties shall, and shall cause IONA to, maintain such policy in full force and effect, and continue to honor the obligations thereunder.

(d) The obligations under this Section 7.4 shall not be terminated or modified in such a manner as to adversely affect any indemnitee to whom this Section 7.4 applies without the consent of such affected indemnitee (it being expressly agreed that the indemnitees to whom this Section 7.4 applies and any such indemnitees’ heirs or representatives, shall be third party beneficiaries of this Section 7.4 and shall be entitled to enforce the covenants contained herein).

(e) In the event the Buyer Parties or IONA or any of their respective successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, to the extent necessary, proper provision shall be made so that the successors and assigns of the Buyer Parties or IONA, as the case may be, assume the obligations set forth in this Section 7.4.

7.5 Additional Agreements. Subject to the terms and conditions herein provided, in case at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement the proper officers and directors of each Party to this Agreement and their respective Subsidiaries shall use its or their reasonable endeavours to take, or cause to be taken, all such necessary action as may be reasonably requested by, and at the sole expense of, Buyer.

7.6 [Intentionally Left Blank].

7.7 Employment and Benefit Matters.

(a) Provision of Benefits. The Buyer Parties shall, and shall cause IONA to, treat, and cause the applicable benefit plans to treat, the service of the IONA Employees with IONA or any Subsidiary of IONA attributable to any period before the Effective Time as service rendered to the Buyer Parties or the Surviving Corporation for purposes of eligibility to participate, vesting and for other appropriate benefits including, but not limited to, applicability of minimum waiting periods for participation but excluding benefit accrual under any defined benefit plan of the Buyer Parties or any duplication of benefits. Without limiting the foregoing, the Buyer Parties shall cause any pre-existing conditions or limitations, eligibility waiting periods or required physical examinations under any health or similar plan of the Buyer Parties to be waived with respect to the IONA Employees and their eligible dependents, to the extent the IONA Employees have satisfied any similar limitations or requirements under the corresponding plan in which the IONA Employees participated immediately prior to the Closing Date and shall cause the Surviving Corporation to make appropriate arrangements with its insurance carrier(s) to ensure such result, and the Buyer Parties shall use reasonable endeavours to cause any deductibles paid by the IONA Employees under any of IONA’s or its Subsidiaries’ health plans in the plan year in which the Closing Date occurs shall be credited towards deductibles under the health plans of the Buyer Parties or any Subsidiary of the Buyer Parties. Except with respect to employees who have entered into employment agreements with IONA or its Subsidiaries, and subject to Section 7.7(d) hereof, the IONA Employees who remain employed after the Effective Time shall be considered to be employed by the Buyer Parties “at will” and nothing shall be construed to limit the ability of the Buyer Parties or the Surviving Corporation to terminate the employment of any such IONA Employee at any time. The Buyer Parties will cooperate with IONA, at IONA’s cost, in respect of consultation obligations and similar notice and bargaining obligations owed to any employees or consultants of IONA or any Subsidiary of IONA in accordance with all applicable laws and bargaining agreements, if any.

(b) Continuation of Plans. Subject to Section 7.7(a) hereof, the Buyer Parties shall have sole discretion with respect to the determination as to whether or when to terminate, merge or continue any employee benefit plans and programs of IONA; provided, however, that the Buyer Parties shall continue to maintain such employee benefit plans and programs of IONA (other than stock-based plans) until the IONA Employees are permitted to participate in the plans of the Buyer Parties or the Surviving Corporation in accordance with Section 7.7(a).

(c) Existing Compensation Agreements. The Buyer Parties shall honor, in accordance with their terms, all compensation, employment, severance, change-of-control and similar obligations of IONA to the extent those compensation agreements have been Disclosed to the Buyer Parties.

(d) Continuation of Employment. No provision of this Section 7.7 shall create any third-party beneficiary rights in any employee or former employee (including any beneficiary or dependent thereof) of

IONA or any Subsidiary of IONA in respect of continued employment (or resumed employment) with the Buyer Parties, the Surviving Corporation or any of the Buyer Parties’ Subsidiaries and no provision of this Section 7.7 shall create such rights in any such Persons in respect of any benefits that may be provided, directly or indirectly, under any employee program or any plan or arrangement that may be established by the Buyer Parties or any of its Subsidiaries. No provision of this Agreement shall constitute a limitation on the rights to amend, modify or terminate after the Effective Time any such plans or arrangements of the Buyer Parties or any of its Subsidiaries.

ARTICLE VIII - CLOSING

8.1 Closing Date. The closing of the transactions contemplated hereby (“Closing”) shall take place on such date, to be agreed by IONA and Buyer, being not more than five (5) Business Days after the date following satisfaction of all of the Conditions (“Closing Date”) with the exception of Condition 1(iv) (delivery and registration of the Court Order and a copy of the minute required by Section 75 of the Act), and where IONA and Buyer fail to so agree on the Closing Date, the Closing Date shall be the fifth (5th) Business Day after the satisfaction of all of the Conditions with the exception of Condition 1(iv) (delivery and registration of the Court Order and a copy of the minute required by Section 75 of the Act). Closing shall take place at the offices of Goodwin Procter LLP, Exchange Place, Boston, Massachusetts, USA at 8:00 a.m., local time, on the Closing Date. Upon Closing the matters referred to in Section 8.2 shall be effected and delivered to Buyer.

8.2 Closing

(a) On or prior to Closing, IONA shall procure that a meeting of the Directors of IONA is held at which resolutions are passed (conditional on registration of the Court Order occurring and effective as of the Effective Time) approving:

(i) the allotment and issue to Buyer (and/or its nominees) in accordance with the Scheme of the number of new shares in the capital of IONA provided for in the Scheme;

(ii) the resignation of all of the directors of IONA; and

(iii) the appointment of such persons as Buyer may nominate as the directors of IONA.

(b) On the Effective Date, IONA shall deliver to Buyer:

(i) a certified copy of the resolutions referred to in Section 8.2(a);

(ii) share certificates in respect of the aggregate number of new shares in the capital of IONA to be issued to Buyer (and/or its nominees) in accordance with the Scheme; and

(iii) letters of resignation from the directors of IONA resigning from their positions as directors (each such letter containing an acknowledgement that such resignation is without any claim for loss of office or other claim arising from such resignation).

8.3 Further Closing Deliverables. Each of the Parties shall, on or prior to Closing, deliver to the other Party such other deeds, documents, consents, waivers, resolutions and/or other things and/or take such further action(s) as may reasonably be required of it to implement the Scheme and/or the Acquisition.

ARTICLE IX - DIRECTORS’ FIDUCIARY DUTIES

9.1 Directors Fiduciary Duties. Notwithstanding any other term of this Agreement, it is recognized by the Parties that the Directors of IONA are required to fulfill their fiduciary duties and that circumstances could arise (whether before or after the Court Meeting) where the Directors of IONA are advised that compliance by IONA with provisions of this Agreement could lead to a breach by them of those fiduciary duties. In such circumstances, IONA shall, subject to Section 6.8 of this Agreement, be entitled to withdraw the Scheme Recommendation and terminate this Agreement pursuant to Section 10.1(a)(iii).

ARTICLE X - TERMINATION, AMENDMENT AND WAIVER

10.1 Termination.

(a) If (i) all of the Conditions are not satisfied or waived by 11.59 p.m., United States Eastern time, on December 15, 2008, or (ii) the High Court declines or refuses to sanction the Scheme, unless both Parties agree that the decision of the High Court shall be appealed and, if so appealed, a final non-appealable order, decree, judgment, or ruling has been issued, or (iii) the Directors of IONA withdraw or adversely modify the Scheme Recommendation, or (iv) the Resolutions are not passed at the EGM and the Court Meeting, either Party shall be entitled by notice in writing to the other Party to terminate forthwith this Agreement.

(b) For the avoidance of doubt, termination of this Agreement shall be without prejudice to the provisions of the Confidentiality Agreement or Expenses Reimbursement Agreement.

10.2 Effect of Termination. In the event of a termination of this Agreement by either Buyer or IONA as provided in Section 10.1, this Agreement shall immediately become null and void and have no effect, and none of Buyer, IONA, any of their respective Subsidiaries or any of the officers or directors of any of them shall have any liability or obligation of any nature whatsoever hereunder, or in connection with the transactions contemplated hereby, except that (a) Section 7.1 (Announcements), Section 10.2 (Effect of Termination), Section 11.2 (Expenses), and Section 11.7 (Governing Law; Jurisdiction and Venue) and all other obligations of the Parties specifically intended to be performed after the termination of this Agreement shall survive any termination of this Agreement and (b) neither Buyer nor IONA shall be relieved or released from any liabilities or damages arising out of any fraud or willful breach by such Party of any provision of this Agreement or any other agreement delivered in connection herewith. For the avoidance of doubt, the Parties acknowledge and agree that nothing in this Section 10.2 shall be deemed to affect their right to seek specific performance pursuant to Section 11.10.

10.3 Extension; Waiver. Subject to the requirements of the Takeover Rules, at any time prior to the Effective Time, the Parties may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other Party, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto, and (c) if both Parties agree, waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a Party to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such Party, but such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. No provision of this Agreement requiring any Party to use efforts or endeavours or to act in good faith in any context shall be interpreted to require a Party, as part of such Party’s duty to use efforts or endeavours or to act in good faith in the context in question, to waive any condition to the obligations of such Party hereunder or to refrain from exercising any right or power such Party may have hereunder.

ARTICLE XI - MISCELLANEOUS

11.1 Nonsurvival of Representations, Warranties and Agreements. None of the representations and warranties in this Agreement shall survive the Effective Time. This Section 11.1 shall not limit any covenant or agreement of the Parties that, by its terms, contemplates performance after the Effective Time.

11.2 Expenses. Except as set forth in Sections 5.5, 6.6, and 7.3(d) of this Agreement, all legal and other costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the Party incurring such costs and expenses. For the avoidance of doubt, if any fees that are expressly agreed to be paid by Buyer are paid by IONA on behalf of Buyer, the amount payable by IONA (if any) to Buyer pursuant to the Expenses Reimbursement Agreement (notwithstanding anything contained in the Expenses Reimbursement Agreement) shall be reduced by an equivalent amount.

11.3 Notices. All notices or other communications hereunder shall be in writing and shall be deemed given if delivered personally, sent by nationally recognized overnight courier (providing proof of delivery) or mailed by prepaid registered or certified mail (return receipt requested) or by facsimile transmission (providing confirmation of transmission) addressed as follows:

(a)	If to Buyer or the Guarantor, to:

Progress Software Corporation

14 Oak Park Drive

Bedford, Massachusetts 01730

Facsimile No.: (781) 280-4304

                         (781) 280-4035

Attention: Joseph Alsop

                 Peter Moloney

                 James Freedman

(b)	with required copies to:

Wilmer Cutler Pickering Hale and Dorr LLP

60 State Street

Boston, Massachusetts 02109

Facsimile No.: (617) 526-5000

Attention: Hal J. Leibowitz, Esq.

                 Graham Robinson, Esq.

Arthur Cox

Earlsfort Terrace

Dublin 2 Ireland

Facsimile No.: 353 (1) 618068

Attention: Brian O’Gorman

                 Maura McLaughlin

(c)	If to IONA, to:

c/o IONA Technologies, Inc.

200 West Street

Waltham, Massachusetts 02451

Facsimile No.: (781) 902-8902

Attention: Christopher M. Mirabile

(d)	with required copies to:

Goodwin Procter LLP

Exchange Place

Boston, Massachusetts 02109

Facsimile No.: (617) 523-1231

Attention: Mark T. Bettencourt, Esq.

                  James A. Matarese, Esq.

William Fry Solicitors

Fitzwilton House, Wilton Place,

Dublin 2, Ireland

Facsimile No.: 353 (1) 6395333

Attention: Ken Casey

or such other address as shall be furnished in writing by any of Buyer, the Guarantor and IONA, and any such notice or communication shall be deemed to have been given as of the date so mailed or otherwise sent as provided above; provided that any notice received by facsimile transmission or otherwise at the addressee’s location on any Business Day after 5:00 p.m. (addressee’s local time) shall be deemed to have been received at 9:00 a.m. (addressee’s local time) on the next Business Day.

11.4 Interpretation.

(a) The table of contents and headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

(b) Buyer, the Guarantor and IONA have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any of Buyer, the Guarantor and IONA by virtue of the authorship of any provision of this Agreement.

11.5 Counterparts. This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of Buyer, the Guarantor and IONA and delivered to the other Parties, it being understood that Buyer, the Guarantor and IONA need not sign the same counterpart.

11.6 Entire Agreement. This Agreement, together with the Expenses Reimbursement Agreement, the Confidentiality Agreement, the Limited Guaranty and any documents delivered by Buyer, the Guarantor and IONA in connection herewith constitutes the entire agreement and supersede all prior agreements and understandings, both written and oral, among Buyer, the Guarantor and IONA, or any of them, with respect to the subject matter hereof, it being understood that the Expenses Reimbursement Agreement, the Confidentiality Agreement and the Limited Guaranty shall survive the execution and delivery of this Agreement.

11.7 Governing Law; Jurisdiction and Venue. This Agreement shall be governed by and construed in accordance with the laws of the Ireland without regard to its rules of conflict of laws. Each of Buyer, the Guarantor and IONA hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of Ireland (the “Irish Courts”) for any litigation arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any litigation relating thereto except in such courts), waives any objection to the laying of venue of any such litigation in the Irish Courts and agrees not to plead or claim in any Irish Court that such litigation brought therein has been brought in any inconvenient forum. Each of Buyer, the Guarantor and IONA agree, (a) to the extent Buyer, the Guarantor and IONA is not otherwise subject to service of process in Ireland, to appoint and maintain an agent in Ireland as their agent for acceptance of legal process, and (b) that service of process may also be made on Buyer, the Guarantor and IONA by registered post constituting evidence of valid service. Service made pursuant to (a) or (b) above shall have the same legal force and effect as if served upon Buyer, the Guarantor and IONA personally within Ireland.

11.8 Severability. In the event that any one or more provisions of this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, by any court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement and Buyer, the Guarantor and IONA shall use their best endeavours to substitute a valid, legal and enforceable provision which, insofar as practicable, implements the original purposes and intents of this Agreement.

11.9 Assignment; Reliance of Other Parties. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of Buyer, the Guarantor and IONA in whole or in part (whether by operation of law or otherwise) without the prior written consent of Buyer, the Guarantor or IONA, as applicable, and any attempt to make any such assignment without such consent shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by Buyer, the Guarantor and IONA and their respective successors and assigns. Except (a) as provided in Section 7.4 (Directors’ and Officers’ Indemnification and Insurance) hereof, and (b) the provisions of Section 6.5(d) concerning payment of the Scheme Consideration, which shall inure to the IONA Shareholders but, prior to the Effective Time, may only be enforced by IONA acting on their behalf, this Agreement (including the documents and instruments referred to herein) is not intended to confer upon any Person other than Buyer, the Guarantor and IONA any rights or remedies under or by reason of this Agreement.

11.10 Specific Performance. Buyer, the Guarantor and IONA agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, (a) Buyer shall be entitled to seek an injunction or injunctions, without the posting of any bond, to prevent breaches of this Agreement by IONA and to enforce specifically the terms and provisions of this Agreement, in addition to any other remedy to which Buyer is entitled at law or in equity and (b) IONA shall be entitled to seek an injunction or injunctions, without the posting of any bond, to enforce specifically the terms and provisions of this Agreement and the Limited Guaranty, to prevent breaches of this Agreement and the Limited Guaranty by the Buyer Parties, and to enforce compliance with those covenants of the Buyer Parties that require the Buyer Parties to consummate the transactions contemplated by this Agreement.

11.11 Consents and Approvals. For any matter under this Agreement requiring the consent or approval of Buyer, the Guarantor and IONA to be valid and binding on Buyer, the Guarantor and IONA, such consent or approval must be in writing.

11.12 Modification. This Agreement may be modified or amended only by written agreement of Buyer, the Guarantor and IONA.

11.13 No Agency. Nothing in this Agreement and no action taken by Buyer, the Guarantor and IONA pursuant to this Agreement shall constitute, or be deemed to constitute, any of Buyer, the Guarantor and IONA the agent of Buyer, the Guarantor or IONA, as applicable, for any purpose. None of Buyer, the Guarantor and IONA has, pursuant to this Agreement, any authority or power to bind or to contract in the name of Buyer, the Guarantor or IONA, as applicable.

11.14 Definitions. Except as otherwise provided herein or as otherwise clearly required by the context, the following terms shall have the respective meanings indicated when used in this Agreement:

“Acquisition” shall mean the proposed acquisition by Buyer of IONA by means of the Scheme, as described in the Rule 2.5 Announcement.

“Acquisition Documents” shall mean, other than the Scheme Document, (a) any documents to be filed with or submitted to the High Court in connection with the Scheme or the Acquisition, (b) any filings with or notifications to Governmental Authorities as are necessary or expedient for the implementation of the Acquisition, (c) any other documents sent to IONA Shareholders in connection with the Acquisition or the Scheme, (d) the Optionholder Proposal and (e) any other documents required to be sent or submitted to any third party in connection with the Acquisition or the Scheme.

“Act” shall mean the Companies Act 1963, as amended.

“Affiliate” shall mean, with respect to any Person, any other Person controlling, controlled by or under common control with such Person. As used in this definition, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) means the possession, directly or indirectly, of power to direct or cause the direction of the management and policies of a Person whether through the ownership of voting securities, by contract or otherwise.

“Agreed Form” shall mean, in relation to any document, the form of that document which has been initialed for the purpose of identification by or on behalf of each of the Parties.

“Agreement” shall have the meaning ascribed thereto in the recitals.

“Announcement Date” shall mean June 25, 2008.

“Antitrust Laws” shall have the meaning ascribed thereto in Section 7.3(d) hereof.

“Antitrust Order” shall have the meaning ascribed thereto in Section 7.3(d) hereof.

“Business Day” shall mean any day other than (a) a Saturday or Sunday, or (b) a day on which banking and savings and loan institutions are authorized or required by law to be closed in the State of New York and Ireland.

“Buyer” shall have the meaning ascribed thereto in the recitals.

“Buyer Directors” shall mean the board of directors of Buyer.

“Buyer Parties” shall mean, collectively, Buyer and the Guarantor.

“Clearances” shall mean all consents, clearances, licenses, permissions, waivers, approvals, authorisations or orders that need to be obtained, all applications and filings that need to be made and all waiting periods that may need to have expired, from or under the laws, regulations or practices applied by any Governmental Authority in connection with the implementation of the Scheme and/or the Acquisition and, in each case, that constitute Conditions; and any reference to Conditions having been “satisfied” shall be construed as meaning that the foregoing have been obtained, or where appropriate, made or expired in accordance with the relevant Condition.

“Closing” shall have the meaning ascribed thereto in Section 8.1 hereof.

“Closing Date” shall have the meaning ascribed thereto in Section 8.1 hereof.

“Conditions” shall mean the conditions to the Scheme and the Acquisition set out in Appendix I to the Rule 2.5 Announcement, and “Condition” means any one of the Conditions.

“Confidentiality Agreement” shall mean that certain Confidentiality Agreement by and between the Guarantor, Buyer and IONA dated as of April 16, 2008.

“Counsel” shall have the meaning ascribed thereto in Section 6.7(b) hereof.

“Court Hearing” shall mean the hearing by the High Court of the petition to sanction the Scheme under Section 201 of the Act.

“Court Meeting” shall mean the meeting or meetings of the IONA Shareholders (and any adjournment thereof) convened by order of the High Court pursuant to Section 201 of the Act to consider and, if thought fit, approve the Scheme (with or without amendment).

“Court Order” shall mean the order or orders of the High Court sanctioning the Scheme under Section 201 of the Act and confirming the reduction of capital that forms part of it under Sections 72 and 74 of the Act.

“Directors of IONA” or “IONA Directors” shall mean the board of directors of IONA.

“Disclosed” shall mean fairly disclosed in writing by or on behalf of IONA to Buyer or its Representatives by 12:45 a.m. (United States Eastern time) on June 25, 2008, including, for the avoidance of doubt, documentation that Buyer was notified in writing by 12:45 a.m. (United States Eastern time) on June 25, 2008 was contained in the IONA Data Room.

“Effective Date” shall mean the date on which the Scheme becomes effective in accordance with its terms.

“Effective Time” shall mean the time on the Effective Date at which the Court Order and a copy of the minute required by Section 75 of the Act are registered by the Registrar of Companies.

“euro” or “€” or “EUR” or “cent” or “c” shall mean the single currency unit provided for in Council Regulation (EC) No 974/98 of 8 May 1998, being the lawful currency of Ireland.

“Exchange Act” shall mean the United States Securities Exchange Act of 1934, as amended.

“Expenses Reimbursement Agreement” shall have the meaning ascribed thereto in the recitals.

“Extraordinary General Meeting” or “EGM” shall mean the extraordinary general meeting of the IONA Shareholders (and any adjournment thereof) to be convened in connection with the Scheme, expected to be held as soon as the preceding Court Meeting shall have been concluded or adjourned.

“Governmental Authority” shall mean any Irish, United States or foreign, federal, state or local governmental commission, board, body, bureau, or other regulatory authority, agency, including courts and other judicial bodies, any competition, anti-trust or supervisory body or other governmental, trade or regulatory agency or body, securities exchange or any self-regulatory body or authority, including any instrumentality or entity designed to act for or on behalf of any of the foregoing, in each case, in any jurisdiction.

“High Court” shall mean the High Court of Ireland.

“HSR Act” shall mean the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended.

“Indemnified Party” and Indemnified Parties” shall have the meanings ascribed thereto in Section 7.4(b) hereof.

“IONA” shall have the meaning ascribed thereto in the recitals.

“IONA Advisor” shall mean Lehman Brothers Inc.

“IONA Data Room” shall mean the data room created by IONA in connection herewith.

“IONA Employees” shall mean the employees of IONA or any Subsidiary of IONA who remain employed after the Effective Time.

“IONA Group” shall mean IONA and any Subsidiary of IONA.

“IONA Optionholders” shall mean the holders of IONA Share Options.

“IONA Ordinary Shares” shall mean the ordinary shares of IONA, €0.0025 par value per share.

“IONA Senior Management Team” shall mean Larry Alston, Stephanos Bacon, Scott Devens, Christopher Mirabile, Eric Newcomer, Andrew O’Sullivan, Philip Pender, Patrick Walsh, and Peter Zotto.

“IONA Share Incentive Plans” shall mean those share incentive plans of IONA described as the 2006 Share Incentive Plan, 1997 Share Option Scheme, as amended, 1997 Director Share Option Scheme, as amended, Genesis Development Corporation 1997 Stock Option Plan and Netfish Technologies, Inc. 1999 Stock Option Plan.

“IONA Share Options” shall mean options to purchase IONA Ordinary Shares issued under any of the IONA Share Incentive Plans as detailed in the Option Report.

“IONA Share Purchase Plan” shall mean the IONA 1999 Employee Share Purchase Plan.

“IONA Shareholders” shall mean the holders of IONA Ordinary Shares.

“IONA Shareholders’ Approval” shall mean the approval of each of the Resolutions by the requisite majority of IONA Shareholders in each case.

“IONA Shareholders’ Meetings” shall mean the Court Meeting and the EGM.

“Ireland” or “Republic of Ireland” shall mean Ireland excluding Northern Ireland and the word “Irish” shall be construed accordingly.

“Irish Courts” shall have the meaning ascribed thereto in Section 11.7 hereof.

“Irish Stock Exchange” shall mean The Irish Stock Exchange Limited.

“Limited Guaranty” shall have the meaning ascribed thereto in the recitals.

“Listing Rules” shall mean the listing rules of the Irish Stock Exchange and Nasdaq.

“Mailing Order” shall have the meaning ascribed thereto in Section 5.2(a) hereof.

“Maximum Amount” shall have the meaning ascribed thereto in Section 7.4(c) hereof.

“Nasdaq” shall mean the Nasdaq Global Market.

“Northern Ireland” shall mean the counties of Antrim, Armagh, Derry, Down, Fermanagh and Tyrone on the island of Ireland.

“Optionholder Proposal” shall mean the proposals of IONA and Buyer to the IONA Optionholders to be made pursuant to Rule 15 of the Takeover Rules.

“Option Report” shall mean the list of IONA Share Options as at the date of this Agreement as Disclosed by IONA at Section 4.4.3 in the IONA Data Room and as may be updated by IONA to reflect IONA Share Options granted on or after the date hereof in accordance with Section 4.1 of this Agreement.

“Panel” shall mean the Irish Takeover Panel.

“Parties” shall mean IONA and Buyer and “Party” shall mean any one of them (as the context requires).

“Person” shall mean any individual, corporation, partnership, joint venture, association, trust, unincorporated organization or other legal entity, or any governmental agency or political subdivision thereof.

“Representatives” shall mean the directors, officers, employees, Affiliates, agents, investment bankers, financial advisors, attorneys, accountants, brokers, finders, consultants or representatives of IONA, Buyer, or any of their respective Subsidiaries, as the case may be.

“Resolutions” shall mean the resolutions to be proposed at the EGM and Court Meeting to effect the Scheme, which will be set out in full in the Scheme Document.

“RIS” shall mean a Regulatory Information Service as defined in the Listing Rules.

“Rule 2.5 Announcement” shall mean the announcement in the Agreed Form to be made by the Parties pursuant to Rule 2.5 of the Takeover Rules.

“Scheme” or “Scheme of Arrangement” shall mean the proposed scheme of arrangement under Section 201 of the Act and the capital reduction under Sections 72 and 74 of the Act with or subject to any modifications, additions or conditions approved or imposed by the High Court and agreed by Buyer and IONA.

“Scheme Consideration” shall mean the consideration payable to IONA Shareholders in accordance with the Scheme.

“Scheme Document” shall mean a document to be distributed to IONA Shareholders and, for information only, to IONA Optionholders containing (a) the Scheme, (b) the notice or notices of the Court Meeting and EGM, (c) an explanatory statement as required by Section 202 of the Act with respect to the Scheme, (d) such other information as may be required or necessary pursuant to the Act, the Takeover Rules or the Listing Rules, and (e) such other information as IONA and Buyer shall agree. Notwithstanding the foregoing, the Scheme Document shall also comply in all material respects as to form with the requirements of the Exchange Act and the rules and regulations thereunder for a proxy statement.

“Scheme Recommendation” shall mean the recommendation of the Directors of IONA that IONA Shareholders vote in favour of the Resolutions.

“SEC” shall mean the United States Securities and Exchange Commission.

“Securities Act” shall mean the United States Securities Act of 1933, as amended.

“Subsidiaries” shall mean, when used with reference to a Party, any corporation or other organization, whether incorporated or unincorporated, of which such Party or any other subsidiary of such Party is a general partner or serves in a similar capacity, or, with respect to such corporation or other organization, either (a) at least 50% of the securities or other interests having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions is directly or indirectly owned or controlled by such Party or by any one or more of its subsidiaries, or by such Party and one or more of its subsidiaries, or (b) the right to receive more than 50% of the net assets of such corporation or other organization available for distribution to the holders of outstanding stock or ownership interests upon a liquidation or dissolution of such corporation or other organization.

“Surviving Corporation” shall mean IONA after the Effective Time.

“Takeover Rules” shall mean the Irish Takeover Panel Act, 1997, Takeover Rules, 2007 and the Irish Takeover Panel Act, 1997, Substantial Acquisition Rules, 2007.

“U.S.” shall mean the United States.

“US$” or “$” shall mean United States dollars, the lawful currency of the United States.

“Voting Undertaking” and “Voting Undertakings” have the meaning ascribed thereto in the recitals.

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IN WITNESS WHEREOF, Buyer and IONA have entered into this Implementation Agreement as of the day and year first above written.

SPK ACQUISITIONS LIMITED

[Seal Affixed]	PRESENT when the common seal of SPK ACQUISITIONS LIMITED was affixed hereto:

	By:	/s/ Norman R. Robertson
	Name:	Norman R. Robertson
	Title:	Sr. VP Finance and Administration & CFO

	By:	/s/ Peter M. Moloney
	Name:	Peter M. Moloney
	Title:	VP Corporate Development

IONA TECHNOLOGIES PLC

[Seal Affixed]	PRESENT when the common seal of IONA TECHNOLOGIES PLC was affixed hereto:

	By:	/s/ Peter M. Zotto
	Name:	Peter M. Zotto
	Title:	Director

	By:	/s/ Christopher Mirabile
	Name:	Christopher Mirabile
	Title:	Secretary

PROGRESS SOFTWARE CORPORATION

SIGNED by or on behalf of PROGRESS SOFTWARE CORPORATION

	By:	/s/ Norman R. Robertson
	Name:	Norman R. Robertson
	Title:	Sr. VP Finance and Administration & CFO

Annex B

EXPENSES REIMBURSEMENT

&

NON-SOLICITATION AGREEMENT

by and among

SPK ACQUISITIONS LIMITED

and

IONA TECHNOLOGIES PLC

Dated as of June 25, 2008

THIS AGREEMENT is made on June 25, 2008

BETWEEN:

SPK Acquisitions Limited

having its registered office at

Earlsfort Centre, Earlsfort Terrace,

Dublin 2, Ireland

(hereinafter referred to as “Buyer”)

- and -

IONA Technologies plc

having its registered office at

The IONA Building, Shelbourne Road,

Ballsbridge, Dublin 4, Ireland

(hereinafter referred to as “IONA”)

WHEREAS:

A.	This Agreement is the Expenses Reimbursement Agreement provided for in the Implementation Agreement dated as of the date hereof between Buyer, IONA, and with respect to Section 7.4 and Section 7.7 only, Progress Software Corporation (the “Implementation Agreement”) relating to certain expenses incurred and to be incurred by Buyer in connection with the Proposal (as defined below).

B.	This Agreement sets out the agreement between the parties as to the reimbursement of expenses incurred and to be incurred by Buyer in relation to the Proposal, the non-solicitation of other offers for the share capital of IONA and certain other matters.

NOW IT IS HEREBY AGREED as follows:

1.	Definitions

1.1	In this Agreement (including in the Recitals), the following expressions shall have the following meaning:

“Act”, the Irish Takeover Panel Act 1997;

“Acting in Concert”, shall have the meaning given to that term in Regulation 8(2) of the 2006 Regulations;

“Associate”, shall have the meaning given to that term in the Rules;

“Board”, the directors of IONA;

“Buyer”, SPK Acquisitions Limited;

“Competing Offer”, any offer or potential offer by a party other than Buyer (or an Associate of Buyer or a party Acting in Concert with Buyer);

“Exclusivity Period”, shall have the meaning given to that term in Clause 4.1.1;

“Group”, IONA and its Subsidiaries;

“Implementation Agreement”, shall have the meaning given to that term in the Recitals;

“IONA”, IONA Technologies PLC;

“IONA Representatives”, shall have the meaning given to that term in Clause 4.1;

“IONA’s Shareholders”, shall have the meaning given to that term in the Implementation Agreement;

“Irish Courts”, shall have meaning given to that term in the Implementation Agreement;

“Lehman”, Lehman Brothers Inc.;

“Ordinary Share”, an ordinary share of €0.0025 par value per share in the capital of IONA;

“Panel”, the Irish Takeover Panel;

“Proposal”, the proposal to acquire the entire issued and to be issued share capital of IONA by means of the Scheme, at a price of not less than US$4.05 per Ordinary Share as set out in the Implementation Agreement and the Rule 2.5 Announcement;

“Rule 2.5 Announcement”, shall have the meaning given to that term in the Implementation Agreement;

“Rules”, the Irish Takeover Panel Act, 1997, Takeover Rules, 2007 and the Irish Takeover Panel Act, 1997, Substantial Acquisition Rules, 2007;

“Scheme”, the proposed acquisition (by means of a scheme of arrangement under section 201 of the Companies Act 1963) by Buyer of the entire issued and to be issued share capital of IONA at the Scheme Price;

“Scheme Price”, the price per Ordinary Share offered pursuant to the Proposal (including any price offered as part of a revised Offer);

“Subsidiaries”, shall have the meaning given to that term in the Implementation Agreement;

“Takeover Offer”, shall have the meaning ascribed to the term takeover in the Act and shall be deemed to include a takeover effected by a Takeover Scheme or by a Takeover Offer;

“Takeover Rules”, shall have the meaning given to that term in the Implementation Agreement;

“Takeover Scheme”, shall have the meaning ascribed to that term in the Rules;

“Third Party Announcement”, means an announcement (whether by IONA or any other person other than Buyer or an Associate of Buyer or a party Acting in Concert with Buyer) of a Competing Offer or that any such third party is considering, or has approached or will approach IONA or is in talks with IONA that may or may not lead to, a Competing Offer;

“Third Party Payments”, the payment(s) provided for in Clause 3.1; and

“2006 Regulations”, the European Communities (Takeover Bids (Directive 2004/25/EC)) Regulations 2006.

1.2	In this Agreement, the expression “offer” shall include:

1.2.1	an offer, scheme of arrangement, re-capitalisation or other transaction of any nature whatsoever made by or on behalf of a party (other than Buyer or any party Acting in Concert with Buyer) which, if completed, would result in such third party or its associates holding more than 50% of the voting or other equity securities of IONA or any material Subsidiary of IONA; or

1.2.2	a sale of assets which, if completed, would result in the sale or transfer to such third party or its Associates of more than 50% of the consolidated net assets of the Group.

1.3	In this Agreement reference to the word “person” is deemed to include references to natural persons, firms, partnerships, companies, corporations, associations, bodies corporate, trusts and investment funds (in each case whether or not having a separate legal personality).

2.	Pre-condition

This Agreement shall not have effect unless and until the Rule 2.5 Announcement has been issued.

3. Reimbursement

3.1	Subject to the provisions of Clause 3.3, in consideration of Buyer expending the time and expense to make the Proposal and engaging advisers to assist in the process, preparing the Offer and taking all further steps necessary to make the Rule 2.5 Announcement and making the Proposal itself, IONA agrees to pay to Buyer an amount equal to all specific quantifiable and documented third party costs and expenses incurred in connection with the Proposal including but not limited to:

3.1.1	exploratory work carried out in contemplation of and in connection with the Proposal;

3.1.2	legal, financial and commercial due diligence; and

3.1.3	the costs associated with engaging advisers to assist in the process;

provided that the gross amount payable to Buyer (inclusive of irrecoverable VAT only) pursuant to this Agreement shall not, in any event, exceed such sum as is equal to 1% of the aggregate value of the number of shares in IONA which are the subject of the Proposal multiplied by the Scheme Price.

3.2	Subject to the terms of Clause 3.3, the obligation of IONA to make the Third Party Payments shall apply only if, following the making of the Rule 2.5 Announcement:

3.2.1	the Board, or any one or more of them, withdraw or adversely modify their recommendation of the Scheme or recommend (or indicate or announce an intention to recommend) any Competing Offer; or

3.2.2	IONA withdraws the Scheme or materially alters any term of the Scheme or takes or omits to take any action in breach of the Implementation Agreement the result of which is to prevent IONA’s Shareholders from voting at any meetings to approve the Scheme; or

3.2.3	if the Scheme subsequently lapses or (with the consent of IONA) is withdrawn or does not become effective and, prior to this occurring, a Third Party Announcement is made in relation to a Competing Offer and that Competing Offer subsequently becomes effective or unconditional within 12 months of the Third Party Announcement.

3.3	No Third Party Payments are payable:

3.3.1	under Clause 3.2.3, if the Proposal is withdrawn or lapses and, at the time the Proposal is withdrawn or has lapsed, there has been no Third Party Announcement of a Competing Offer; or

3.3.2	under Clause 3.2, if following the making of the Rule 2.5 Announcement, either (i) a document incorporating the terms of the Scheme is not posted within 28 days of the date of the issue of the Rule 2.5 Announcement solely as a result of the actions or omissions of Buyer in breach of the Implementation Agreement or (ii) the Implementation Agreement is validly terminated by IONA other than pursuant to Section 10.1 of the Implementation Agreement.

3.4	Any Third Party Payments due to be paid in accordance with this Clause 3 shall be paid (without any set off, withholding or other deduction) no later than seven calendar days after the submission to IONA of a written request for such payment with written evidence (including written invoices and written supporting documentation) vouching that expenditure. Buyer shall be entitled to charge value added tax on any amounts payable hereunder to the extent that it is required to do so.

3.5	Where the Third Party Payments are payable to Buyer pursuant to Clause 3.2.3, IONA shall, subject to Buyer providing supporting documentation vouching expenditure in accordance with Clause 3.4, procure that all such Third Party Payments are approved for payment by IONA prior to that Competing Offer becoming effective or unconditional such that such Third Party Payments will be transferred to Buyer on such Competing Offer becoming effective or unconditional.

4.	Non-Solicitation

4.1	Subject to any actions which IONA is required to take so as to comply with the requirements of the Rules and/or with the fiduciary duties of the Board, IONA agrees that neither it nor any member of the Group nor any of their respective directors, officers, employees or advisers (collectively, the “IONA Representatives”) shall:

4.1.1	directly or indirectly, solicit, initiate or knowingly facilitate any discussions with, or enquiries or proposals from, any person other than Buyer in respect of or in connection with the acquisition of control (as defined in the Takeover Rules) of IONA, whether by means of an offer or scheme of arrangement or otherwise, or the disposal of any interest in a material part of the business of IONA or any subsidiary of IONA, or a disposal or acquisition of material assets by IONA or its subsidiaries, or a share exchange (any matter described in the preceding portion of this clause 4.1.1, a “Third Party Transaction Proposal”) during the period commencing on the date of this Agreement and ending on the earlier of (i) December 15, 2008 and (ii) date on which the Scheme is withdrawn by Buyer or lapses or becomes effective (the “Exclusivity Period”);

4.1.2	directly or indirectly, respond to enquiries or proposals from, or engage in negotiations with, any person other than Buyer in respect of or in connection with any Third Party Transaction Proposal during the Exclusivity Period;

4.1.3	continue pursuing any discussions existing at the date of this Agreement with any other person, or enter into or continue, facilitate or encourage any discussions or commitments or agreements in respect of or in connection with any Third Party Transaction Proposal during the Exclusivity Period;

4.1.4	enter into any expenses reimbursement or similar agreement or any inducement fee agreement of any nature with any person other than Buyer during the Exclusivity Period; or

4.1.5	make available any information relating to IONA and/or its assets and/or its business and/or any Subsidiary of IONA in respect of or in connection with a Third Party Transaction Proposal other than to Buyer.

4.2	During the Exclusivity Period, IONA further agrees that, subject to any provision to the contrary in the Takeover Rules applicable to the Scheme, IONA shall promptly advise Buyer orally with written confirmation to follow within 24 hours, of any Competing Offer or any request for non public information in connection with any Competing Offer, or any inquiry with respect to, or that would reasonably be expected to lead to any Competing Offer, the material terms and conditions of any such Competing Offer or inquiry and identity of the person making any such Competing Offer or inquiry. IONA shall (i) keep Buyer fully informed, on a current basis, of the status and material terms and conditions (including any material change to such terms) of any such Competing Offer or inquiry, (ii) provide to Buyer as soon as practicable after receipt or delivery thereof copies of any proposals received by IONA with respect to such Competing Offer and any draft or final version of any acquisition agreement relating to such Competing Offer and (iii) if Buyer shall make a counterproposal, consider in good faith the terms of such counterproposal. Contemporaneously with providing any information to a third party in connection with any such Competing Offer or inquiry, IONA shall furnish a copy of such information to Buyer unless such information has been previously provided or furnished to Buyer by IONA or an IONA Representative.

For the avoidance of doubt and notwithstanding any other term of this Agreement, nothing shall preclude, restrict or hinder the Board or the directors of any Group company from considering and engaging with any unsolicited Takeover Offer(s) or unsolicited proposals with a view to a Takeover Offer being made, in each case to the extent (and only to the extent) required by the Takeover Rules or by any decision or direction of the Panel.

5.	Other Matters

5.1	The parties agree that the provisions contained in Clause 3 and Clause 4 of this Agreement shall not come into effect until such time as they have been approved by the Panel in accordance with the Takeover Rules.

5.2	IONA confirms that it has discussed the terms of this Agreement with its Rule 3 adviser, Lehman, and that Lehman has sent a letter to the Panel confirming that the terms of this Agreement are in the best interest of IONA’s Shareholders.

5.3	The invalidity, illegality or unenforceability of a provision of this Agreement does not affect or impair the continuance in force of the remainder of this Agreement.

5.4	This Agreement shall be construed in accordance with and governed by the laws of Ireland. The parties submit to the exclusive jurisdiction of the Irish Courts in relation to any disputes arising out of this Agreement.

5.5	This Agreement may be executed in any number of counterparts, and by the parties on separate counterparts, but shall not be effective until each party has executed at least one counterpart. Each counterpart shall constitute an original of this Agreement, but all the counterparts shall together constitute one and the same instrument.

*remainder of page intentionally left blank*

IN WITNESS whereof the parties have executed these presents the day and year above written.

PRESENT when the common seal of SPK ACQUISITIONS LIMITED was affixed hereto:
/s/ Norman R. Robertson
Director

[seal affixed]	Norman R. Robertson
Print name

/s/ Peter M. Moloney
Director/Secretary

Peter M. Moloney
Print name
PRESENT when the common seal of IONA TECHNOLOGIES PLC was affixed hereto:
/s/ Peter M. Zotto
Director

[seal affixed]	Peter M. Zotto
Print name

/s/ Christopher Mirabile
Director/Secretary

Christopher Mirabile
Print name

Annex C

DEED OF LIMITED GUARANTY AND INDEMNITY

Deed of Limited Guaranty and Indemnity (the “Guaranty”), dated as of June 25, 2008, by Progress Software Corporation, a Massachusetts corporation (the “Guarantor”), in favor of IONA Technologies PLC, a public limited company incorporated under Irish Company law (“IONA”).

1. GUARANTY. To induce IONA to enter into an Implementation Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “Implementation Agreement”; capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Implementation Agreement), by and among SPK Acquisitions Limited, a private limited company incorporated in Ireland (the “Buyer”), IONA, and with respect to Section 7.4 and Section 7.7 of the Implementation Agreement only, the Guarantor, the Guarantor as principal obligor and not merely as surety, absolutely, unconditionally and irrevocably guarantees and covenants to IONA the due and punctual payment and performance of all of the obligations of Buyer (and its successors and assigns) under the Implementation Agreement (including without limitation and for the avoidance of doubt, (a) the obligations of Buyer (and its successors and assigns) under Section 6.5 of the Implementation Agreement, including but not limited to the obligation to pay the Scheme Consideration to the IONA Shareholders subject to, and in accordance with, the terms and conditions of the Scheme, (b) the obligations of Buyer (and its successors and assigns) under Section 2.1 of the Implementation Agreement, (c) the timely performance when required of all other obligations of Buyer (and its successors and assigns) that arise under the Implementation Agreement (including, without limitation the obligations of the Buyer Parties (and their respective successors and assigns) under Section 7.4 and Section 7.7 of the Implementation Agreement) and (d) any liability of Buyer for breach of the Implementation Agreement (collectively, the “Obligations”); provided the maximum amount payable by the Guarantor hereunder shall not exceed US$161.7 million (the “Cap Amount”).

2. NATURE OF GUARANTY. This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of the Obligations. The liability of the Guarantor to pay the Scheme Consideration shall arise only in circumstances where Buyer has failed to pay the Scheme Consideration within the time period stipulated by the Irish Takeover Rules, being within 14 days from the Effective Date. This Guaranty is in no way conditioned upon any requirement that IONA first attempt to collect the Obligations from Buyer or resort to any security or other means of collecting payment. Should Buyer default in the payment or performance of the Obligations, or otherwise is unable for any reason to pay the Obligations as and when due, or if IONA is unable to bring a claim for the Obligations against Buyer for any reason, the Guarantor’s obligations hereunder shall become immediately due and payable to IONA. Claims hereunder may be made on one or more occasions. If any payment in respect of any Obligations is rescinded or must otherwise be returned for any reason whatsoever, the Guarantor shall remain liable hereunder with respect to such Obligations as if such payment had not been made.

3. CHANGES IN OBLIGATIONS; CERTAIN WAIVERS. The Guarantor agrees that IONA may, subject to obtaining the prior approval of the Irish Takeover Panel to the extent required, at any time and from time to time, without notice to or further consent of the Guarantor, extend the time of payment of any of the Obligations, and may also make any agreement with Buyer or with any other party to, or Person liable for any of, the Obligations or interested therein, for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between IONA on the one hand, and Buyer, on the other hand, or any such other party or Person without in any way impairing or affecting this Guaranty. The Guarantor agrees that the obligations of the Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (a) the failure of IONA to assert any claim or demand or to enforce any right or remedy against Buyer or any other entity or other Person primarily or secondarily liable with respect to any of the Obligations or interested therein; (b) any change in the time, place or manner of payment of any of the Obligations or any rescission, waiver, compromise, consolidation or other amendment or modification of any of the terms or provisions of the Implementation Agreement or any other agreement evidencing, securing or otherwise executed in connection with any of the Obligations; (c) the addition, substitution or release of any entity or other Person primarily or secondarily liable for any Obligation or interested therein; (d) any change in the corporate existence, structure or ownership of Buyer or any other entity or Person liable with respect to any of the Obligations; (e) any insolvency, examination, bankruptcy, reorganization or other similar proceeding affecting Buyer or any other entity or Person liable with respect to any of the Obligations or interested therein; (f) any lack of validity or enforceability of the Implementation Agreement or any agreement or instrument relating thereto; (g) the existence of any claim, set-off or other rights that the Guarantor may have at any time against Buyer or IONA, whether in connection with the Obligations or otherwise; (h) the adequacy of any other means IONA may have of obtaining repayment of any of the Obligations; (i) any other act or omission that might in any manner or to any extent vary the risk of the Guarantor or otherwise operate as a release or discharge of the Guarantor, all of which may be done without notice to the Guarantor; or (j) any other event or circumstance, whether similar or dissimilar to the foregoing (other than final payment in full of the Obligations). To the fullest extent permitted by law, the Guarantor hereby expressly waives any and all rights or defenses arising by reason of any law that would otherwise require any election of remedies by IONA. The Guarantor waives promptness, diligence, notice of the acceptance of this Guaranty and of the Obligations, presentment, demand for payment, notice of non-performance, default, dishonor and protest, notice of any Obligations incurred and all other notices of any kind, all defenses that may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of Buyer or any other entity or other Person primarily or secondarily liable with respect to any of the Obligations or interested therein, and all suretyship defenses generally (other than defenses to the payment of the Obligations that are available to Buyer under the Implementation Agreement). The Guarantor acknowledges that it will receive substantial direct and indirect benefits from the transactions contemplated by the Implementation Agreement and that the waivers set forth in this Guaranty are knowingly made in contemplation of such benefits.

4. NO SUBROGATION. The Guarantor hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against Buyer or any other entity or Person liable with respect to any of the Obligations or interested therein that arise from the existence, payment, performance, or enforcement of the Guarantor’s obligations under or in respect of this Guaranty or any other agreement in connection therewith, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of IONA against Buyer or any other entity or Person liable with respect to any of the Obligations or interested therein, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from Buyer or any other entity or Person liable with respect to any of the Obligations or interested therein, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Obligations and all other amounts payable under this Guaranty shall have been indefeasibly paid in full in cash. If any amount shall be paid to the Guarantor in violation of the immediately preceding sentence at any time prior to the indefeasible payment in full in cash of the Obligations and all other amounts payable under this Guaranty, such amount shall be received and held in trust for the benefit of IONA, shall be segregated from other property and funds of the Guarantor and shall forthwith be paid or delivered to IONA in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the Obligations and all other amounts payable under this Guaranty, in accordance with the terms of the Implementation Agreement, whether matured or unmatured, or to be held as collateral for any Obligations or other amounts payable under this Guaranty thereafter arising.

5. NO WAIVER; CUMULATIVE RIGHTS. No failure on the part of IONA to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by IONA of any right, remedy or power hereunder preclude any other or future exercise of any right, remedy or power. Each and every right, remedy and power hereby granted to IONA or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by IONA at any time or from time to time.

6. REPRESENTATIONS AND WARRANTIES; COVENANTS. The Guarantor hereby represents and warrants that:

(a) the execution, delivery and performance of this Guaranty has been duly authorized by all necessary action and does not contravene any provision of the Guarantor’s certificate of incorporation, by-laws, partnership agreement, operating agreement or similar organizational documents, as applicable, or any law, regulation, rule, decree, order, judgment or contractual restriction binding on the Guarantor or its assets;

(b) all consents, approvals, authorizations, permits of, filings with and notifications to, any governmental authority necessary for the due execution, delivery and performance of this Guaranty by the Guarantor have been obtained or made and all conditions thereof have been duly complied with, and no other action by, and no notice to or filing with, any governmental authority or regulatory body is required in connection with the execution, delivery or performance of this Guaranty;

(c) this Guaranty constitutes a legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting creditors’ rights against the Guarantor generally, and (ii) general equitable principles (whether considered in a proceeding in equity or at law);

(d) the Guarantor has provided to IONA true, complete and correct copies of the audited financial statements of Guarantor for the fiscal year ended November 30, 2007 and the unaudited financial statements of Guarantor for the interim period ended February 29, 2008. Such financial statements fairly and accurately present the financial position of Guarantor as of the respective dates thereof, and the other related statements (including the related notes) included therein fairly and accurately present the results of operations of Guarantor for the respective fiscal periods set forth above, in each case in all material respects.

7. ASSIGNMENT. Neither the Guarantor nor IONA may assign its rights, interests or obligations hereunder to any other Person (except by operation of law) without the prior written consent of IONA or the Guarantor, as the case may be.

8. NOTICES. All notices or other communications hereunder shall be in writing and shall be deemed given if delivered personally, sent by nationally recognized overnight courier (providing proof of delivery) or mailed by prepaid registered or certified mail (return receipt requested) addressed as follows:

If to the Guarantor, to:

Progress Software Corporation

14 Oak Park Drive

Bedford, Massachusetts 01730

Facsimile No.:(781) 280-4304

                          (781) 280-4035

Attention: Joseph Alsop

                 Peter Moloney

                 James Freedman

9. CONTINUING GUARANTY. This Guaranty shall remain in full force and effect and shall be binding on the Guarantor, its successors and assigns. This Guaranty shall automatically terminate on the earlier of (a) concurrently with any final release or discharge of the Obligations in accordance with the terms of the Implementation Agreement and (b) the termination of the Implementation Agreement in accordance with the terms of the Implementation Agreement.

10. GOVERNING LAW; JURISDICTION AND VENUE. This Guaranty shall be governed by and construed in accordance with the laws of Ireland without regard to its rules of conflict of laws. Each of the Guarantor and IONA hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of Ireland (the “Irish Courts”) for any litigation arising out of or relating to this Guaranty and the transactions contemplated hereby (and agrees not to commence any litigation relating thereto except in such courts), waives any objection to the laying of venue of any such litigation in the Irish Courts and agrees not to plead or claim in any Irish Court that such litigation brought therein has been brought in any inconvenient forum. Each of the parties hereto agrees, (a) to the extent such party is not otherwise subject to service of process in Ireland, to appoint and maintain an agent in Ireland as such party’s agent for acceptance of legal process, and (b) that service of process may also be made on such party by registered post constituting evidence of valid service. Service made pursuant to (a) or (b) above shall have the same legal force and effect as if served upon such party personally with Ireland.

11. WAIVER OF JURY TRIAL. THE GUARANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED BY THIS GUARANTY.

12. COSTS AND EXPENSES. Where IONA has obtained a final, non-appealable judgment successfully enforcing its rights hereunder against the Guarantor, the Guarantor agrees to pay IONA the amount of all expenses, including reasonable attorneys’ fees and expenses, paid or incurred by IONA in connection with the enforcement of its rights hereunder against the Guarantor. Any payment by the Guarantor under this Section 12 shall not reduce, limit or otherwise affect the other obligations of the Guarantor hereunder or be counted towards the Cap Amount.

13. VOID ASSURANCES. No assurance, security or payment given or made by Buyer which may be avoided under any enactment relating to bankruptcy or under Section 286 and Section 288 of the Companies Act 1963, as amended by Section 135 and Section 136 of the Companies Act 1990, respectively, or any statutory modification thereof or any analogous law in any other relevant jurisdiction and no release, settlement or discharge which may have been given or made on the faith of any such assurance, security interest or payment shall prejudice or affect IONA’s right to recover from the Guarantor to the full extent of this Guaranty.

14. GROSS UP. All sums payable by the Guarantor under this Guaranty shall be paid in full without any set-off free and clear of any deduction for or on account of any present or future taxes unless the Guarantor is required by law to make such payment subject to the deduction or withholding of tax. If the Guarantor shall be so required then the Guarantor shall ensure that such deduction or withholding will not exceed the minimum legal liability therefor and shall forthwith pay to IONA those additional amounts as may be necessary in order that the net amounts after such deductions or withholdings shall equal the amounts due in respect of its obligations hereunder.

15. MISCELLANEOUS. This Guaranty contains the entire agreement of the Guarantor with respect to the matters set forth herein. The invalidity or unenforceability of any one or more sections of this Guaranty shall not affect the validity or enforceability of its remaining provisions.

16. THIRD PARTY BENEFICIARY.

(a) The obligations under Section 1 shall not be terminated or modified in such a manner as to adversely affect any indemnitee to whom Section 1 applies without the consent of such affected indemnitee (it being expressly agreed that the indemnitees to whom Section 1 applies and any such indemnitees’ heirs or representatives, shall be third party beneficiaries of Section 1 and shall be entitled to enforce the covenants contained herein).

(b) In the event the Guarantor or any of its successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, to the extent necessary, proper provision shall be made so that the successors and assigns of the Guarantor assume the obligations set forth in Section 1.

[Signature Page to Follow]

IN WITNESS WHEREOF, the Guarantor has caused this Deed of Limited Guaranty and Indemnity to be executed and delivered as of the date first written above by its officer thereunto duly authorized.

PROGRESS SOFTWARE CORPORATION

By:	/s/ Norman R. Robertson
Name: Norman R. Robertson Title: Sr. VP Finance and Administration & CFO

Annex D

VOTING UNDERTAKING

To:	SPK Acquisitions Limited (“SPK”)

From:	[name]

25 June 2008

Dear Sirs,

Acquisition of IONA Technologies plc (the “Company”)

1.	In this Deed unless the context otherwise requires:

“Acquirer” shall mean SPK or any company owned or controlled directly or indirectly by Progress, which is making the Acquisition;

“Acquisition” means the proposed acquisition by SPK of the Company by means of the Scheme, as described in the Rule 2.5 Announcement;

“Business Day” means any day other than (a) a Saturday or Sunday, or (b) a day on which banking and savings and loan institutions are authorized or required by law to be closed in the State of New York and Ireland;

“Committed Shares” means the Share specified in the Schedule hereto, including any Shares deriving from the rights set out in column 4 of Part (A) of that Schedule;

“Court” means the High Court of Ireland;

“Encumbrance” means any mortgage, assignment, dealing, charge, pledge, lien, option, restriction, right of first refusal, right of pre-emption, third party right or interest, any other encumbrance or security interest of any kind, and any other type of preferential arrangement (including, without limitation, title transfer and retention arrangements) having a similar effect;

“Exempted Transfer” shall mean any of the following transfers of Shares:

(a)	transfer(s) of Shares by will or operation of law, in which case this Deed shall bind the transferee,

(b)	transfer(s) of Shares pursuant to any pledge agreement, subject to the pledgee agreeing in writing to be bound by the terms of this Deed,

(c)	transfer(s) of Shares in connection with estate and charitable planning purposes, including transfers to relatives, trusts and charitable organisations, subject to the transferee first agreeing in writing to be bound by the terms of this Deed, and

(d)	such transfer(s) of Shares as SPK may otherwise permit in its sole discretion;

“Further Shares” means any other shares in the capital of the Company of which I may hereafter become the beneficial owner;

“Higher Competing Offer” means an offer, increased offer, proposed offer or proposed increased offer (including by means of a scheme of arrangement), by or on behalf of a party other than the Acquirer for the Company and which is:

(a)	wholly in, or enables a holder of Shares to receive exclusively, cash or

(b)	is in some form other than in (a) above,

and which in respect of each relevant Share exceeds (in the case of (b) above, in the opinion of the directors of the Company) the value of the cash element of the Scheme;

“Implementation Agreement” means the implementation agreement dated as of June 25, 2008 between SPK, the Company and, with respect to Section 7.4 and Section 7.7 only, Progress;

“Nasdaq” shall mean the Nasdaq Global Market;

“Scheme Document” means the formal document containing, inter alia, the terms and conditions of the Scheme and explanatory statement in relation thereto;

“Panel” means the Irish Takeover Panel;

“Progress” means Progress Software Corporation;

“Rule 2.5 Announcement” means the draft announcement to be dated on or about 25 June 2008 as attached to this Deed and marked “A”;

“Shares” means the ordinary shares of €0.0025 each in the capital of the Company;

“Scheme” means the scheme of arrangement pursuant to section 201 of the Companies Act 1963, by which the Acquisition will be effected;

“Stock Exchange” means The Irish Stock Exchange Limited and/or the NASDAQ;

“Subsidiary” and “holding company” have the meanings give to such terms by Section 155 of the Companies Act 1963; and

“Takeover Rules” means the Irish Takeover Panel Act 1997 Takeover Rules 2007.

Terms not otherwise defined shall bear the same meaning as in the Rule 2.5 Announcement.

2.	I, the undersigned hereby irrevocably and unconditionally warrant, undertake and agree with you on the terms of this Deed, that:

2.1	I am the sole legal and beneficial owner of the Committed Shares and have, and will continue to have, all relevant authority to accept or procure the acceptance of or vote in favour of the Scheme and Acquisition in respect of the Committed Shares. I do not own, manage or control, directly or indirectly any other Shares either alone or together with others. Such warranty and undertaking will not be extinguished or affected by the Scheme becoming effective.

2.2	Neither the whole nor any part of my interest in the Committed Shares and/or the Further Shares is, or will be prior to the date that the Scheme becomes effective, subject to any Encumbrance or restriction whatsoever. Such warranty and undertaking will not be extinguished or affected by the Scheme becoming effective.

2.3	Subject to Section 7 below, I shall cast or procure the casting of all votes, whether on a show of hands or on a poll and whether in person or by proxy in respect of all of my Committed Shares and Further Shares, in favour of the Scheme and Acquisition and in favour of any resolutions required to approve and implement the Scheme and Acquisition, whether at the Court Meeting(s) or any Extraordinary General Meeting(s) or otherwise (including, but not limited to, resolutions to reduce the share capital of the Company and alter the articles of association of the Company in connection with the reduction and the Scheme), and I shall complete and submit all necessary forms, including forms of proxy, in relation thereto within five (5) Business Days of receiving the Scheme Document and I shall vote against any resolution or proposal to adjourn any meeting at which any such resolution is to be voted on, or proposing any amendment to any such resolution, unless you have previously requested in writing that I vote in favour of such a resolution or proposal. For the avoidance of doubt it is understood and agreed between the Acquirer and me that voting rights in respect of the Committed Shares and any Further Shares shall be exercised by the registered holder until such time as the Scheme becomes effective.

2.4	Subject to Section 7 below, I shall not:

(a)	except by way of an Exempted Transaction or pursuant to the Acquisition, sell, transfer, encumber, grant any option over or otherwise dispose of or permit the sale, transfer, charging or other disposition or the creation or grant of any other Encumbrance over all or any of the Committed Shares or any Further Shares or any interest in all or any thereof; or

(b)	accept or agree to accept any other offer in respect of all or any of the Committed Shares or any Further Shares (whether conditional or unconditional) by whatever means the same is to be implemented; or

(c)	other than as to Further Shares issued after the date hereof and attributable to or derived from my holdings of Committed Shares or rights specified or referred to in the Schedule, acquire or become beneficially interested in any further Shares, or securities convertible into Shares, in the Company or any interest in such Shares or securities without your prior written consent; or

(d)	other than in connection with either of the circumstances set out in Section 7.3, enter into any deed, agreement or arrangement with any person (whether conditional or unconditional) which would or might restrict or affect my authority or ability to vote as is required by paragraph 2.3; or

(e)	other than in connection with either of the circumstances set out in Section 7.3, enter into any deed, agreement or arrangement with any person (whether conditional or unconditional) to do all or any of the acts referred to in this paragraph 2.4.

2.5	I have and will continue to have all relevant authority and power to enter into, and to perform all obligations under this Deed.

2.6	Where the Committed Shares and/or the Further Shares are registered in the name of a nominee, I shall direct the nominee to act as if the nominee were bound by the terms of this Deed and I shall do all acts necessary to carry the terms hereof into effect as if I had been the registered holder of the Committed Shares and/or the Further Shares.

2.7	I will notify the Acquirer immediately upon becoming aware of any breach of the foregoing undertakings and warranties.

3.	I recognise and acknowledge that if I should fail to comply with my obligations contained herein or should otherwise be in breach of any of my obligations under this Deed, damages may not be an adequate remedy and that the Acquirer should accordingly be entitled to seek equitable relief, including an injunction or order for specific performance for such failure or breach.

4.	I consent to the issue of any press announcement incorporating references to me and to this Deed substantially in the same terms as references set out in the Rule 2.5 Announcement.

5.	I understand that the Takeover Rules require my interests in securities in the Company and the Acquirer in the twelve months prior to 8 February 2008 to be disclosed in the Scheme Document and that, if the Scheme Document is posted, this Deed will be made available for public inspection prior to the Scheme becoming effective and that particulars of it will be contained in the Scheme Document and I warrant that the details of all my interests in securities of the Company and dealings in securities of the Company as set out in the Schedule hereto are true, complete and accurate and that my interests are correctly described and the registered holders of the securities to which they relate as set out in the Schedule are true and accurate in all respects. I shall notify you promptly in writing of any changes in such details and shall, on request, provide the Acquirer with all reasonable assistance in compiling and confirming the details of my interests and dealings in securities of the Company. I shall also promptly supply, or procure the supply to the Acquirer of details (dates, prices and numbers) of my dealings in Shares in the twelve month period prior to 8 February 2008.

6.	In my capacity as a Director of the Company, I undertake, unless and until the Scheme becomes effective, is withdrawn or lapses and subject to my fiduciary duties as director of the Company and to my obligations under the Takeover Rules:

6.1	to recommend all shareholders vote in favour of the Scheme and Acquisition, including joining in the recommendation included in the Rule 2.5 Announcement and the Scheme Document;

6.2	to provide to the Acquirer and its professional advisers all information necessary to be included in the Scheme Document concerning me, my immediate family, related trusts and persons connected with me and to use my reasonable endeavours so far as I am reasonably able to procure that the Company and its directors shall provide all such information concerning the Company, their immediate family, related trusts and persons connected with them;

6.3	to refrain from taking any action or making any statement which is or may be prejudicial to the success of the Scheme and the Acquisition;

6.4	to procure so far as I am able to by using all my reasonable endeavours that:

(a)	no dividend or similar distribution or bonus will be declared, paid or made in respect of the profits or capital of the Company or any of its subsidiaries;

(b)	no action which may be prejudicial to the successful outcome of the Scheme and the Acquisition is taken; and

(c)	such meetings of the directors or members of the Company as may be necessary to consider such resolutions as may be required to enable the Scheme and the Acquisition to be implemented will be convened; and

6.5	upon the Scheme becoming effective:

(a)	to vote to approve the registration of all transfers or issues of Shares in the Company made pursuant to or in connection with the Acquisition (subject, in the case of transfers, to the same being duly stamped); and

(b)	to vote in favour of the appointment of such persons as the Acquirer may nominate as directors of the Company (and its subsidiaries) and in approving alternate directors nominated by such newly appointed directors.

7.	This Deed shall cease to have any effect whatsoever if:

7.1	the Scheme lapses or is withdrawn;

7.2	the Resolutions are not passed at the EGM and the Court Meeting;

7.3	a firm intention to make a Higher Competing Offer is announced pursuant to Rule 2.5 of the Takeover Rules;

7.4	the directors of the Company withdraw their recommendation to shareholders of the Company to vote in favour of the Scheme;

7.5	the Scheme does not become effective by December 15, 2008 (or such later date as the Acquirer and the Company agree, with the consent of the Panel and the Court);

7.6	the High Court declines or refuses to sanction the Scheme, unless the Company and the Acquirer agree that the decision of the High Court shall be appealed and, if so appealed, a final non-appealable order, decree, judgment, or ruling has been issued; or

7.7	the Acquirer announces that it will not proceed to make the Acquisition.

8.	I hereby accept and acknowledge that I have not entered into this Deed relying on any statement or representation, whether or not made by the Acquirer (or any of its directors, officers, employees or agents) or any other person and that nothing in this Deed obliges the Acquirer to announce or make the Acquisition or despatch the Scheme Document in the event that it is not required to do so under the Takeover Rules.

9.	Any time, date or period mentioned in this Deed may be extended by agreement between the parties but as regards any time, date or period originally fixed or so extended time shall be of the essence.

10.	The Acquirer may assign all rights and obligations under this Deed to any other company under the same ultimate ownership as the Acquirer with my prior written consent, which consent will not be unreasonably withheld.

11.	I agree that this Deed will be governed by and construed in accordance with Irish law and that the Irish courts are to have exclusive jurisdiction for all purposes in connection herewith.

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SCHEDULE

Holdings of, and dealings since 8 February 2008 in, Company Securities

(A) Holdings

Registered Holder (1)	Beneficial Owner (2)	Number and Class of Shares in the Company (3)	Number of Shares in Company, subject to options, warrants or other rights to subscribe, acquire or convert (4)

(B) Dealings since 8 February 2007

Registered Holder (1)	Transaction Type (2)	Date (3)	Quantity (4)	Price (5)

IN WITNESS whereof this Voting Undertaking has been entered into as a Deed the day and year first herein WRITTEN.

SIGNED, SEALED AND DELIVERED by

—

in the presence of:

Annex E

VOTING UNDERTAKING

To:	IONA Technologies plc and SPK Acquisitions Limited

From:	Progress Software Corporation (“Progress SC”)

25 June 2008

Dear Sirs,

Acquisition of IONA Technologies plc (the “Company”)

1.	In this Deed unless the context otherwise requires:

“Acquirer” shall mean SPK or any company owned or controlled directly or indirectly by Progress, which is making the Acquisition;

“Acquisition” means the proposed acquisition by SPK of the Company by means of the Scheme, as described in the Rule 2.5 Announcement;

“Business Day” means any day other than (a) a Saturday or Sunday, or (b) a day on which banking and savings and loan institutions are authorized or required by law to be closed in the State of New York and Ireland;

“Committed Shares” means the Shares specified in the Schedule hereto, including any Shares deriving from the rights set out in column 4 of Part (A) of that Schedule;

“Court” means the High Court of Ireland;

“Encumbrance” means any mortgage, assignment, dealing, charge, pledge, lien, option, restriction, right of first refusal, right of pre-emption, third party right or interest, any other encumbrance or security interest of any kind, and any other type of preferential arrangement (including, without limitation, title transfer and retention arrangements) having a similar effect;

“Exempted Transfer” shall mean any of the following transfers of Shares:

(a)	transfer(s) of Shares by will or operation of law, in which case this Deed shall bind the transferee,

(b)	transfer(s) of Shares pursuant to any pledge agreement, subject to the pledgee agreeing in writing to be bound by the terms of this Deed,

(c)	transfer(s) of Shares to companies that are subsidiaries or holding companies of Progress SC or subsidiaries of any holding company of Progress SC subject to the transferee agreeing in writing to be bound by the terms of this Deed, and

(d)	such transfer(s) of Shares as SPK and the Company may otherwise permit in its their discretion;

“Further Shares” means any other shares in the capital of the Company of which we may hereafter become the beneficial owner;

“Higher Competing Offer” means an offer, increased offer, proposed offer or proposed increased offer (including by means of a scheme of arrangement), by or on behalf of a party other than the Acquirer for the Company and which is:

(a)	wholly in, or enables a holder of Shares to receive exclusively, cash or

(b)	is in some form other than in (a) above,

and which in respect of each relevant Share exceeds (in the case of (b) above, in the opinion of the directors of the Company) the value of the cash element of the Scheme;

“Implementation Agreement” means the implementation agreement dated as of June 25, 2008 between SPK, the Company and, with respect to Section 7.4 and Section 7.7 only, Progress;

“Nasdaq” shall mean the Nasdaq Global Market;

“Panel” means the Irish Takeover Panel;

“Progress” means Progress Software Corporation;

“Rule 2.5 Announcement” means the draft announcement to be dated on or about 25 June 2008 as attached to this Deed and marked “A”;

“Scheme” means the scheme of arrangement pursuant to section 201 of the Companies Act 1963, by which the Acquisition will be effected;

“Scheme Document” means the formal document containing, inter alia, the terms and conditions of the Scheme and explanatory statement in relation thereto;

“Shares” means the ordinary shares of €0.0025 each in the capital of the Company;

“SPK” means SPK Acquisitions Limited (registered in Ireland under registration number 453119);

“Stock Exchange” means The Irish Stock Exchange Limited and/or the NASDAQ;

“subsidiary” and “holding company” have the meanings give to such terms by Section 155 of the Companies Act 1963; and

“Takeover Rules” means the Irish Takeover Panel Act 1997 Takeover Rules 2007.

Terms not otherwise defined shall bear the same meaning as in the Rule 2.5 Announcement.

2.	We, the undersigned hereby irrevocably and unconditionally warrant, undertake and agree with the Company and SPK on the terms of this Deed, that:

2.1	We are the sole beneficial owner of the Committed Shares and have, and will continue to have, all relevant authority to accept or procure the acceptance of or vote in favour of the Scheme and Acquisition in respect of the Committed Shares. We do not own, manage or control, directly or indirectly any other Shares either alone or together with others. Such warranty and undertaking will not be extinguished or affected by the Scheme becoming effective.

2.2	Subject to Section 7 below, we shall:

(a)	not cast or procure the casting of any votes, whether on a show of hands or on a poll and whether in person or by proxy in respect of all of our Committed Shares and Further Shares at any meeting convened or ordered to be convened by the Court in connection with the implementation of the Scheme; and

(b)	cast or procure the casting of all votes, whether on a show of hands or on a poll and whether in person or by proxy in respect of all of our Committed Shares and Further Shares, in favour of the Scheme and Acquisition and in favour of any resolutions required to approve and implement the Scheme and Acquisition, at any Extraordinary General Meeting(s) (including, but not limited to, resolutions to reduce the share capital of the Company and alter the articles of association of the Company in connection with the reduction and the Scheme), and we shall complete and submit all necessary forms, including forms of proxy, in relation thereto within five (5) Business Days of receiving the Scheme Document and we shall vote against any resolution or proposal to adjourn any meeting at which any such resolution is to be voted on, or proposing any amendment to any such resolution, unless the Company has previously requested in writing that we vote in favour of such a resolution or proposal.

For the avoidance of doubt it is understood and agreed between the Company, SPK and us that voting rights in respect of the Committed Shares and any Further Shares shall be exercised by the registered holder until such time as the Scheme becomes effective.

2.3	We will notify the Company and SPK immediately upon becoming aware of any breach of the undertakings and warranties in this Deed.

2.4	We have and will continue to have all relevant authority and power to enter into, and to perform all obligations under this Deed.

2.5	Where the Committed Shares and/or the Further Shares are registered in the name of a nominee, we shall direct the nominee to act as if the nominee were bound by the terms of this Deed and we shall do all acts necessary to carry the terms hereof into effect as if we had been the registered holder of the Committed Shares and/or the Further Shares.

3.	We hereby irrevocably and unconditionally warrant, undertake and agree with SPK on the terms of this Deed, that

3.1	Neither the whole nor any part of our interest in the Committed Shares and/or the Further Shares is, or will be prior to the date that the Scheme becomes effective, subject to any Encumbrance or restriction whatsoever. Such warranty and undertaking will not be extinguished or affected by the Scheme becoming effective.

3.2	Subject to Section 7 below, we shall not:

(a)	except by way of an Exempted Transaction or except pursuant to the Acquisition, sell, transfer, encumber, grant any option over or otherwise dispose of or permit the sale, transfer, charging or other disposition or the creation or grant of any other Encumbrance over all or any of the Committed Shares or any Further Shares or any interest in all or any thereof; or

(b)	enter into any deed, agreement or arrangement with any person (whether conditional or unconditional) which would or might restrict or affect our authority or ability to vote as is required by paragraph 2.2; or

(c)	enter into any deed, agreement or arrangement with any person (whether conditional or unconditional) to do all or any of the acts referred to in this paragraph 3.2.

4.	We recognise and acknowledge that if we should fail to comply with our obligations contained herein or should otherwise be in breach of any of our obligations under this Deed, damages may not be an adequate remedy and that the Company or SPK should accordingly be entitled to seek equitable relief, including an injunction or order for specific performance for such failure or breach.

5.	We consent to the issue of any press announcement incorporating references to us and to this Deed substantially in the same terms as references set out in the Rule 2.5 Announcement.

6.	We understand that the Takeover Rules require our interests in securities in the Company and the Acquirer in the twelve months prior to 8 February 2008 to be disclosed in the Scheme Document and that, if the Scheme Document is posted, this Deed will be made available for public inspection prior to the Scheme becoming effective and that particulars of it will be contained in the Scheme Document and we warrant that the details of all our interests in securities of the Company and dealings in securities of the Company as set out in the Schedule hereto are true, complete and accurate and that our interests are correctly described and the registered holders of the securities to which they relate as set out in the Schedule are true and accurate in all respects. We shall notify the Company and SPK promptly in writing of any changes in such details and shall, on request, provide the Company with all reasonable assistance in compiling and confirming the details of our interests and dealings in securities of the Company, following disclosure of any such changes in accordance with applicable law or regulation. We shall also promptly supply, or procure the supply to the Company and SPK of details (dates, prices and numbers) of our dealings in Shares in the twelve month period prior to 8 February 2008.

7.	This Deed shall cease to have any effect whatsoever if:

7.1	the Scheme lapses or is withdrawn;

7.2	the Resolutions are not passed at the EGM and the Court Meeting;

7.3	a firm intention to make a Higher Competing Offer is announced pursuant to Rule 2.5 of the Takeover Rules;

7.4	the directors of the Company withdraw their recommendation to shareholders of the Company to vote in favour of the Scheme;

7.5	the Scheme does not become effective by December 15, 2008 (or such later date as the Acquirer and the Company agree, with the consent of the Panel and the Court);

7.6	the High Court declines or refuses to sanction the Scheme, unless the Company and the Acquirer agree that the decision of the High Court shall be appealed and, if so appealed, a final non-appealable order, decree, judgment, or ruling has been issued; or

7.7	the Acquirer announces that it will not proceed to make the Acquisition.

8.	We hereby accept and acknowledge that we have not entered into this Deed relying on any statement or representation, whether or not made by the Company, SPK (or any of their respective directors, officers, employees or agents) or any other person and that nothing in this Deed obliges the Company or SPK to announce the Acquisition or despatch the Scheme Document in the event that it is not required to do so under the Takeover Rules.

9.	Any time, date or period mentioned in this Deed may be extended by agreement between the parties but as regards any time, date or period originally fixed or so extended time shall be of the essence.

10.	The Company may assign all rights and obligations under this Deed to any other company under the same ultimate ownership as the Company with our prior written consent, which consent will not be unreasonably withheld.

11.	We agree that this Deed will be governed by and construed in accordance with Irish law and that the Irish courts are to have exclusive jurisdiction for all purposes in connection herewith.

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SCHEDULE

Holdings of, and dealings since 8 February 2008 in, Company Securities

(A) Holdings

Registered Holder (1)	Beneficial Owner (2)	Number and Class of Shares in the Company (3)	Number of Shares in Company, subject to options, warrants or other rights to subscribe, acquire or convert (4)
Bank of Ireland Nominees Limited	Progress SC	362,000 Ordinary Shares	None

(B) Dealings since 8 February 2007

Registered Holder (1)	Transaction Type (2)	Date (3)	Quantity (4)	Price (5)
Bank of Ireland Nominees Limited	Acquisition	27 February	114,175	3.58
Bank of Ireland Nominees Limited	Acquisition	28 February	247,825	3.61

IN WITNESS whereof this Voting Undertaking has been entered into as a Deed the day and year first herein WRITTEN.

SIGNED by or on behalf of PROGRESS SOFTWARE CORPORATION:

By:	/s/ Joseph W. Alsop
Name: Joseph W. Alsop Title: CEO and Co-Founder

Annex F

June 24, 2008

Board of Directors

Iona Technologies Plc

The IONA Building Shelbourne Road

Ballsbridge, Dublin 4

Ireland

Members of the Board of Directors:

We understand that IONA Technologies Plc. (the “Company”) intends to enter into a transaction (the “Proposed Transaction”) with Progress Software Corporation (“Progress”) and SPK Acquisitions Limited, a wholly owned subsidiary of Progress (“Buyer”), pursuant to which, among other things (i) Buyer will acquire the Company by means of a scheme of arrangement (the “Scheme”) under Section 201 of the Irish Companies Act 1963, as amended, and (ii) each ordinary share of the Company, €0.0025 par value per share (a “Share”), will be converted into the right to receive US$4.05 per Share in cash (the “Consideration”). The terms and conditions of the Proposed Transaction are set forth in more detail in (i) the announcement to be made by the Company and Buyer pursuant to Rule 2.5 of the Irish Takeover Panel Act, 1997, Takeover Rules, 2007 and the Irish Takeover Panel Act, 1997, Substantial Acquisition Rules 2007 (the “Rule 2.5 Announcement”), (ii) the Implementation Agreement, dated as of the date hereof, among Buyer, the Company and Progress (the “Implementation Agreement”), (iii) the Expenses Reimbursement & Non-Solicitation Agreement, dated as of the date hereof, among Buyer and the Company (the “Expenses Reimbursement & Non-Solicitation Agreement”) and (iv) the Deed of Limited Guaranty and Indemnity by Progress in favor of the Company (the “Guaranty”).

We have been requested by the Board of Directors of the Company to render our opinion with respect to the fairness, from a financial point of view, to the Company’s shareholders of the Consideration to be offered to such shareholders in the Proposed Transaction. We have not been requested to opine as to, and our opinion does not in any manner address, the Company’s underlying business decision to proceed with or effect the Proposed Transaction. In addition, we express no opinion on, and our opinion does not in any manner address, the fairness of the amount or the nature of any compensation to any officers, directors or employees of any parties to the Proposed Transaction, or any class of such persons, relative to the Consideration to be offered to the shareholders of the Company in the Proposed Transaction.

In arriving at our opinion, we reviewed and analyzed: (1) the Implementation Agreement, the Expenses Reimbursement & Non-Solicitation Agreement, the Guaranty, a draft, dated the date hereof, of the Rule 2.5 Announcement (the “Draft Announcement”) and the specific terms of the Proposed Transaction, (2) publicly available information concerning the Company that we believe to be relevant to our analysis, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and the Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2008, (3) financial and operating information with respect to the business, operations and prospects of the Company furnished to us by the Company, including financial projections of the Company prepared by management of the Company (the “Projections”), (4) a trading history of the Shares from June 22, 2007 to June 23, 2008 and a comparison of that trading history with those of other companies that we deemed relevant, (5) a comparison of the historical financial results and present financial condition of the Company with those of other companies that we deemed relevant, (6) a comparison of the financial terms of the Proposed Transaction with the financial terms of certain other transactions that we deemed relevant, (7) the results of our efforts to solicit indications of interest and definitive proposals from third parties with respect to a sale of the Company and (8) published estimates of independent research analysts with respect

F-1

to the future financial performance and price targets of the Company. In addition, we have had discussions with the management of the Company concerning its business, operations, assets, liabilities, financial condition and prospects (including the risks and uncertainties of achieving the Projections) and have undertaken such other studies, analyses and investigations as we deemed appropriate.

In arriving at our opinion, we have assumed and relied upon the accuracy and completeness of the financial and other information used by us without any independent verification of such information and have further relied upon the assurances of management of the Company that they are not aware of any facts or circumstances that would make such information inaccurate or misleading. With respect to the Projections, upon advice of the Company, we have assumed that such Projections were reasonably prepared on the basis reflecting the best then currently available estimates and judgments of the management of the Company. However, for the purposes of our analysis and this opinion and with your consent, we have relied on (i) published estimates of independent research analysts for the Company, which reflect more conservative assumptions and estimates than the Projections, and (ii) extensions to such published estimates based upon assumptions discussed with the management of the Company. You have agreed with the appropriateness of the use of, and our reliance upon, such published estimates and extensions of such estimates in performing our analysis. We assume no responsibility for and we express no view as to any such projections or estimates or the assumptions on which they are based. We have assumed that the final Rule 2.5 Announcement will be in the form of the Draft Announcement reviewed by us in all material respects. We have further assumed, upon advice of the Company and its legal advisors that all material governmental, regulatory or other consents or approvals necessary for the consummation of the Scheme will be obtained within the constraints contemplated by the Draft Announcement and the Implementation Agreement. In arriving at our opinion, we have not conducted a physical inspection of the properties and facilities of the Company and have not made or obtained any evaluations or appraisals of the assets or liabilities of the Company. Our opinion necessarily is based upon market, economic and other conditions as they exist on, and can be evaluated as of, the date of this letter. We assume no responsibility for updating or revising our opinion based on events or circumstances that may occur after the date of this letter.

Based upon and subject to the foregoing, we are of the opinion as of the date hereof that, from a financial point of view, the Consideration to be offered to the shareholders of the Company in the Proposed Transaction is fair to such shareholders.

We have acted as financial advisor to the Company in connection with the Proposed Transaction and will receive a fee for our services a portion of which is payable upon rendering this opinion and a substantial portion of which is contingent upon the consummation of the Proposed Transaction. In addition, the Company has agreed to reimburse our expenses and indemnify us for certain liabilities that may arise out of our engagement. We have performed various investment banking and financial services for the Company in the past, and expect to perform such services in the future, and have received, and expect to receive, customary fees for such services. We may also perform such services for Progress in the future, in connection with which we would expect to receive customary fees. In the ordinary course of our business, we actively trade in the equity securities of the Company and Progress for our own account and for the accounts of our customers and, accordingly, may at any time hold a long or short position in such securities.

This opinion, the issuance of which has been approved by our Fairness Opinion Committee, is for the use and benefit of the Board of Directors of the Company and is rendered to the Board of Directors in connection with its consideration of the Proposed Transaction. This opinion is not intended to be and does not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote with respect to the Proposed Transaction.

Very truly yours,

LEHMAN BROTHERS

F-2

PRELIMINARY COPY—SUBJECT TO COMPLETION

Deutsche Bank Trust Company Americas

Trust & Securities Services

DEPOSITARY RECEIPTS                                                                                                                                2008

Depositary’s Notice of Court Meeting and Extraordinary General Meeting of Shareholders of IONA Technologies PLC:

Issuer:	IONA Technologies PLC / Cusip 46206P109

Country:	Ireland

Meeting Details:	Court Meeting and Extraordinary General Meeting for Shareholders of IONA Technologies PLC on 2008 at

Voting Deadline:	On or before 2008 at

Voting Record Time:	2008

Ordinary: ADS ratio	1 Ordinary Shares : 1 ADS

Holders of American Depositary Receipts (ADRs) evidencing American Depositary Shares (ADSs) representing ordinary shares (the “Deposited Shares”) of IONA Technologies PLC (the “Company”) are hereby notified of the Company’s Court Meeting and Extraordinary General Meeting of shareholders. A copy of the Notice of Meetings from the Company, which includes the agenda for such meetings, is attached. Voting rights attributable to the ADRs are in accordance with Section 6.7 of the amended and restated Deposit Agreement by and among the Company, Deutsche Bank Trust Company Americas, as Depositary (the Depositary”) and holders and beneficial owners of the ADRs.

Holders of ADRs as of close of business at the Voting Record Time will be entitled, subject to any applicable law, the Company’s Articles of Association and the provisions of or governing the Deposited Shares, to instruct the Depositary as to the exercise of the voting rights, if any, pertaining to the Deposited Shares or other Deposited Securities (as defined in the Deposit Agreement) represented by such Holders’ ADRs. An ADR Voting Instruction Card is enclosed for that purpose.

Upon receipt of the signed and completed ADR Voting Instruction Card from an ADR holder or such holder’s nominee, received by the Voting Deadline, the Depositary shall endeavor, insofar as practicable and permitted under applicable law, the provisions of the Deposit Agreement, the Company’s Articles of Association and the provisions of or governing the Deposited Securities, to vote or cause the Custodian (as defined in the Deposit Agreement) to vote the Deposited Shares and/or other Deposited Securities (by proxy) represented by in accordance with such voting instructions.

Neither the Depositary nor the Custodian shall, under any circumstances exercise any discretion as to voting, and neither the Depositary nor the Custodian shall vote, attempt to exercise the right to vote, or in any way make use of for purposes of establishing a quorum or otherwise, the Deposited Shares or other Deposited Securities represented by ADRs except pursuant to and in accordance with such written instructions from ADR Holders or deemed instructions. For all Deposited Shares or other Deposited Securities represented by ADRs for which no specific voting instructions are received by the Depositary in a timely fashion from an ADR Holder, the Depositary shall deem such Holder to have instructed the Depositary to give a discretionary proxy to a person designated by the Company with respect to such Deposited Shares or other Deposited Securities and the Depositary shall give a discretionary proxy to a person designated by the Company to vote such Deposited Securities, provided that no such instruction shall be given with respect to any matter as to which the Company informs the Depositary (and the Company agrees to provide such information as promptly as practicable in writing) that (x) the Company does not wish such proxy given, (y) substantial solicitation of proxies in opposition exists or (z) such matter materially and adversely affects the rights of holders of such Deposited Shares or other Deposited Securities. In this case, the Company has instructed the Depositary that it does not want a discretionary proxy to be given to a Company designee with respect to the matters to be voted upon at the Court Meeting and the Extraordinary General Meeting. The Company agrees to provide written notice to the Depositary of any changes to the relevant governing laws related to the granting of a discretionary proxy, including an outright prohibition on the granting of such proxies, promptly upon becoming aware of such changes.

Notwithstanding the above, save for applicable provisions of Irish law, and in accordance with the terms of Section 10, the Depositary shall not be liable for any failure to carry out any instructions to vote any of the Deposited Shares.

“NOTE: Although the ADR Voting Instruction Card may contain a provision purportedly permitting you to vote in the manner the Board of Directors of the Company recommends, for votes to be counted you must vote on resolutions separately. Any notation in the “vote in the manner the Board of Directors of the Company recommends” portion of the ADR Voting Instruction Card, on the Internet or via telephone will be not be counted. Please vote on individual resolutions.”

Deutsche Bank—Depositary Receipts

                         2008

PRELIMINARY COPY—SUBJECT TO COMPLETION

THIS ADR VOTING INSTRUCTION CARD FOR THE

COURT MEETING AND EXTRAORDINARY GENERAL MEETING

IS SOLICITED BY THE BOARD OF DIRECTORS OF

IONA TECHNOLOGIES PLC

                             2008

Please sign, date and mail

your ADR Voting Instruction

Card in the envelope provided

as soon as possible.

ê  Please detach along perforated line and mail in the envelope provided.  ê

¢

THE BOARD OF DIRECTORS OF IONA RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSED RESOLUTION BELOW.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

COURT MEETING
		PROPOSED RESOLUTION	FOR	AGAINST	ABSTAIN
		1. To approve the Scheme of Arrangement	☐	☐	☐

EGM
		PROPOSED RESOLUTIONS	FOR	AGAINST	ABSTAIN
		1. To approve the Scheme of Arrangement	☐	☐	☐
		2. Cancellation of Scheme Shares	☐	☐	☐
		3. Directors’ authority to allot securities and application of reserves.	☐	☐	☐
		4. Amendment to Articles	☐	☐	☐
		5. Adjournment of EGM	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of ADR Holder	Date:	Signature of ADR Holder	Date:

¢	Note:	Please sign exactly as your name or names appear on this ADR Voting Instruction Card. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	¢

IONA TECHNOLOGIES PLC

(Continued and to be signed on the reverse side)

1 4 4 7 5

PRELIMINARY COPY—SUBJECT TO COMPLETION

THIS ADR VOTING INSTRUCTION CARD FOR THE

COURT MEETING AND EXTRAORDINARY GENERAL MEETING

IS SOLICITED BY THE BOARD OF DIRECTORS OF

IONA TECHNOLOGIES PLC

                         2008

ADR VOTING INSTRUCTION CARD

MAIL - Sign, date and mail your ADR Voting Instruction Card in the envelope provided as soon as possible.

- OR -

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries and follow the instructions. Have your ADR Voting Instruction Card available when you call.

- OR -

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your ADR Voting Instruction Card available when you access the web page.

COMPANY NUMBER
ACCOUNT NUMBER

You may enter your voting instructions at 1-800-PROXIES in the United States or 1-718-921-8500 from foreign countries or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

ê  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.  ê

¢

THE BOARD OF DIRECTORS OF IONA RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSED RESOLUTION BELOW.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

COURT MEETING
		PROPOSED RESOLUTION	FOR	AGAINST	ABSTAIN
		1. To approve the Scheme of Arrangement	☐	☐	☐

EGM
		PROPOSED RESOLUTIONS	FOR	AGAINST	ABSTAIN
		1. To approve the Scheme of Arrangement	☐	☐	☐
		2. Cancellation of Scheme Shares	☐	☐	☐
		3. Directors’ authority to allot securities and application of reserves.	☐	☐	☐
		4. Amendment to Articles	☐	☐	☐
		5. Adjournment of EGM	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of ADR Holder	Date:	Signature of ADR Holder	Date:

¢	Note:	Please sign exactly as your name or names appear on this ADR Voting Instruction Card. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	¢

PRELIMINARY COPY—SUBJECT TO COMPLETION

IONA TECHNOLOGIES PLC

ORDINARY SHARE FORM OF PROXY

THIS PROXY FOR THE COURT MEETING OF THE SCHEME SHAREHOLDERS

IS SOLICITED BY THE BOARD OF DIRECTORS OF IONA

The undersigned Member of the Company, a public limited company incorporated under the laws of Ireland, hereby appoints (See Note B below):

(a)	the Chairman of the Court Meeting; or

(b)	_____________________ of _________________________________

as my/our proxy to vote all shares on my/our behalf which I/we would be entitled to vote if then and there personally present at the Court Meeting of the Scheme Shareholders (as defined in the proposed Scheme of Arrangement referred to in the Notice convening the meeting to which this Form of Proxy relates) convened by order of the High Court pursuant to Section 201 of the Companies Act 1963 (the “Court Meeting”) for the purpose of considering and, if thought appropriate, approving (with or without modifications) the proposed Scheme of Arrangement to be held at                          on                      2008 at         p.m. (Irish Standard Time), including for the avoidance of doubt, any adjournment thereof.

NOTES:

A.	If the Member’s name has not been pre-printed below, he, she or it must insert his, her or its full name and registered address in type or block letters. In the case of joint accounts, the names of all holders must be stated.

B.	If a Member desires to appoint a proxy other than the Chairman of the Court Meeting, he, she or it should insert his, her or its name and address and delete the words “the Chairman of the Court Meeting”.

C.	If the proxy form is properly executed and returned to the Registrar, it will be voted in the manner directed by the Member executing it or, if no directions are given, will be voted (or withheld) at the discretion of the Chairman of the meeting or any other person duly appointed as proxy by the Member.

D.	The proxy form must:

(i)	in the case of an individual Member be signed by the Member or his or her attorney; or

(ii)	in the case of a corporate Member be given either under its common seal or signed on its behalf by an attorney or by a duly authorised officer of the corporate Member.

E.	In the case of joint holders, the vote of the senior holder who tenders a vote whether in person or by proxy shall be accepted to the exclusion of the votes of the other joint holders and for this purpose, seniority shall be determined by the order in which the names stand in the register of members in respect of the joint holding.

F.	To be valid, this proxy form and any power of attorney under which it is signed must reach the Company’s Registrar at Computershare Investor Services (Ireland) Limited, Heron House, Corrig Road, Sandyford Industrial Estate, Dublin 18, Ireland, not less than 48 hours before the commencement of the Court Meeting. This form of proxy may also be handed to the Chairman of the Court Meeting before the start of the Court Meeting and will still be valid.

G.	A proxy need not be a Member of the Company but must attend the Court Meeting in person to represent you.

H.	Save where otherwise appears, capitalised terms shall have the same meaning in this document as they have under the Scheme of Arrangement and/or the Scheme Document issued by the Company on 2008.

I.	The Company, pursuant to Regulation 14 of the Companies Act 1990 (Uncertificated Securities) Regulations 1996 (the “Regulations”), specifies that only those shareholders registered in the register of members of the Company as at 6.00 p.m. (Irish Standard Time) on 2008 (or in the case of an adjournment as at 48 hours before the time of the adjourned meeting) shall be entitled to attend and vote at the meeting in respect of the number of shares registered in their name at that time. Changes to entries in the register after that time will be disregarded in determining the right of any person to attend and/or vote at the meeting.

J.	Any alteration to this Form of Proxy must be initialled by the person who signs it.

K.	The return of a proxy form will not preclude any Member from attending the Court Meeting or from speaking and voting in person should he/she/it wish to do so.

Please indicate with an “x” in the space below how you wish your votes to be cast in respect of the resolution detailed in the notice convening the meeting. A vote “withheld” is not a vote in law and will not be counted in the calculation of the proportion of the votes “for” and “against” the Proposed Resolution.

THE FULL TEXT OF THE RESOLUTION IS CONTAINED IN THE ACCOMPANYING NOTICE OF COURT MEETING.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED (OR WITHHELD) AS SAID PROXY OR PROXIES DEEM APPROPRIATE IN RESPECT OF THE PROPOSED RESOLUTION BELOW.

THE BOARD RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSED RESOLUTION:

	PROPOSED RESOLUTION	FOR	AGAINST	WITHHOLD
1.	To approve the Scheme of Arrangement.

Date:  _______________________

Signature or other execution by the Member (See Note C above):  ________________________________

Print Name and Address of Member:  _______________________________________

                                                              _______________________________________

                                                              _______________________________________

Print Shareholder Reference Number of Member:  ____________________________________

PRELIMINARY COPY—SUBJECT TO COMPLETION

IONA TECHNOLOGIES PLC

ORDINARY SHARE FORM OF PROXY

THIS PROXY FOR THE EXTRAORDINARY GENERAL MEETING

IS SOLICITED BY THE BOARD OF DIRECTORS OF IONA

The undersigned Member of the Company, a public limited company incorporated under the laws of Ireland, hereby appoints (See Note B below):

(a)	the Chairman of the Meeting; or

(b)	_____________________ of _________________________________

as my/our proxy to vote all shares on my/our behalf which I/we would be entitled to vote if then and there personally present at the Extraordinary General Meeting to be held at                          on                      at         p.m. (Irish Standard Time), including for the avoidance of doubt, any adjournment thereof.

NOTES:

A.	If the Member’s name has not been pre-printed below, he, she or it must insert his, her or its full name and registered address in type or block letters. In the case of joint accounts, the names of all holders must be stated.

B.	If a Member desires to appoint a proxy other than the Chairman of the Meeting, he, she or it should insert his, her or its name and address and delete the words “the Chairman of the Meeting”.

C.	If the proxy form is properly executed and returned to the Registrar, it will be voted in the manner directed by the Member executing it or, if no directions are given, will be voted (or withheld) at the discretion of the Chairman of the meeting or any other person duly appointed as proxy by the Member.

D.	The proxy form must:

(i)	in the case of an individual Member be signed by the Member or his or her attorney; or

(ii)	in the case of a corporate Member be given either under its common seal or signed on its behalf by an attorney or by a duly authorised officer of the corporate Member.

E.	In the case of joint holders, the vote of the senior holder who tenders a vote whether in person or by proxy shall be accepted to the exclusion of the votes of the other joint holders and for this purpose, seniority shall be determined by the order in which the names stand in the register of members in respect of the joint holding.

F.	To be valid, this proxy form and any power of attorney under which it is signed must reach the Company’s Registrar at Computershare Investor Services (Ireland) Limited, Heron House, Corrig Road, Sandyford Industrial Estate, Dublin 18, Ireland, not less than 48 hours before the commencement of the Extraordinary General Meeting.

G.	A proxy need not be a Member of the Company but must attend the Extraordinary General Meeting in person to represent you.

H.	Save where otherwise appears, capitalised terms shall have the same meaning in this document as they have under the Scheme of Arrangement and/or the Scheme Document issued by the Company on 2008.

I.	The Company, pursuant to Regulation 14 of the Companies Act 1990 (Uncertificated Securities) Regulations 1996 (the “Regulations”), specifies that only those shareholders registered in the register of members of the Company as at 6.00 p.m. (Irish Standard Time) on 2008 (or in the case of an adjournment as at 48 hours before the time of the adjourned meeting) shall be entitled to attend and vote at the meeting in respect of the number of shares registered in their name at that time. Changes to entries in the register after that time will be disregarded in determining the right of any person to attend and/or vote at the meeting.

J.	Any alteration to this Form of Proxy must be initialled by the person who signs it.

K.	The return of a proxy form will not preclude any Member from attending the Meeting or from speaking and voting in person should he/she/it wish to do so.

Please indicate with an “x” in the space below how you wish your votes to be cast in respect of each of the resolutions detailed in the notice convening the meeting. A vote “withheld” is not a vote in law and will not be counted in the calculation of the proportion of the votes “for” and “against” the Proposed Resolution.

THE FULL TEXT OF THE RESOLUTIONS IS CONTAINED IN THE ACCOMPANYING NOTICE OF EXTRAORDINARY GENERAL MEETING.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED (OR WITHHELD) AS SAID PROXY OR PROXIES DEEM APPROPRIATE IN RESPECT OF PROPOSED RESOLUTIONS 1 TO 5 BELOW AND ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING.

THE BOARD RECOMMENDS A VOTE “FOR” EACH OF THE FOLLOWING PROPOSED RESOLUTIONS:

	PROPOSED RESOLUTIONS	FOR	AGAINST	WITHHOLD
1.	To approve the Scheme of Arrangement.
2.	Cancellation of Cancellation Shares.
3.	Directors’ authority to allot securities and application of reserves.
4.	Amendment to Articles.
5.	Adjournment of EGM.

Date:  _______________________

Signature or other execution by the Member (See Note C above):  ________________________________

Print Name and Address of Member:  _______________________________________

                                                              _______________________________________

                                                              _______________________________________

Print Shareholder Reference Number of Member:  ____________________________________

Legal Information

The directors of IONA accept responsibility for the information contained in this document relating to IONA, the IONA Group, the directors of IONA and members of their immediate families, related trusts and persons connected with them. To the best of the knowledge and belief of the directors of IONA (who have taken all reasonable care to ensure such is the case), the information contained in this document for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

The directors of Progress Software and the directors of Progress Software’s subsidiary, SPK, accept responsibility for the information contained in this document. To the best of the knowledge and belief of the directors of SPK and the directors of Progress Software (who have taken all reasonable care to ensure that such is the case), the information contained in this document for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

Lehman Brothers, which is regulated under the laws of the United States of America, is acting exclusively for the Board of IONA and no one else in connection with the acquisition and will not be responsible to anyone other than the Board of IONA for providing the protections afforded to clients of Lehman Brothers or for providing advice in relation to the acquisition, the contents of this document or any transaction or arrangement referred to herein.

Davy Corporate Finance, which is regulated by the Financial Regulator in Ireland, is acting exclusively for IONA and no one else in connection with the acquisition and will not be responsible to anyone other than IONA for providing the protections afforded to clients of Davy Corporate Finance or for providing advice in relation to the acquisition, the contents of this filing or any transaction or arrangement referred to herein.

Merrion Stockbrokers Limited, which is regulated by the Financial Regulator in Ireland, is acting exclusively for IONA and no one else in connection with the acquisition and will not be responsible to anyone other than IONA for providing the protections afforded to clients of Merrion Stockbrokers Limited or for providing advice in relation to the acquisition, the contents of this filing or any transaction or arrangement referred to herein.

Goodbody Corporate Finance, which is regulated by the Financial Regulator in Ireland, is acting exclusively for SPK and Progress Software and no one else in connection with the acquisition and will not be responsible to anyone other than SPK and Progress Software for providing the protections afforded to customers of Goodbody Corporate Finance or for providing advice in relation to the acquisition, the contents of this document or any transaction or arrangement referred to herein.

Any person who is a holder of 1% or more of the share capital of IONA may have disclosure obligations under Rule 8.3 of the Irish Takeover Rules, effective from the date of the commencement of the offer period in respect of the acquisition.

The distribution of this document in or into certain jurisdictions may be restricted by the laws of those jurisdictions. Accordingly, copies of this document and all other documents relating to the acquisition are not being, and must not be, mailed or otherwise forwarded, distributed or sent in, into or from any jurisdiction where it would be unlawful to do so. Persons receiving such documents (including, without limitation, nominees, trustees and custodians) should observe these restrictions. Failure to do so may constitute a violation of the securities laws of any such jurisdiction.

This document does not constitute an offer or invitation to purchase, sell, subscribe or exchange or the solicitation of an offer to purchase, sell, subscribe or exchange any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the acquisition, the Scheme, or otherwise.

Certain items in this document may contain forward-looking statements that are based on current expectations or beliefs, as well as assumptions about future events. Forward-looking statements are statements that contain predictions or projections of future events or performance, and often contain words such as “anticipates”, “can”, “estimates”, “believe”, “expects”, “projects”, “will”, “might”, or other words indicating a statement about the future. These statements are based on IONA’s, SPK Acquisitions’ or Progress’, as applicable, current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual events to differ materially from those described in the forward-looking statements. Reliance should not be placed on any such statements because of their very nature, they are subject to known and unknown risks and uncertainties and can be affected by factors that could cause them to differ materially from those expressed or implied in the forward-looking statements. IONA, SPK Acquisitions or Progress, as applicable, can give no assurance that expectations will be attained. Risks, uncertainties and other important factors that could cause actual events to differ materially from those expressed or implied in the forward-looking statements include: uncertainties as to the timing of the closing of the Acquisition; uncertainties as to whether the IONA ADR Holders and IONA Shareholders will vote in favour of the Scheme and the Acquisition; the risk that competing offers to acquire IONA will be made; the possibility that various closing conditions for the Acquisition may not be satisfied or waived, including that a Governmental Authority may prohibit, delay or refuse to grant approval for the consummation of the Acquisition; the effects of disruption from the Acquisition making it more difficult to maintain relationships with employees, licensees, other business partners or Governmental Authorities; other business effects, including the effects of industry, economic or political conditions outside of IONA’s, SPK Acquisitions’ or Progress’ control; transaction costs; actual or contingent liabilities; uncertainties as to whether anticipated synergies will be realized; uncertainties as to whether IONA’s business will be successfully integrated with Progress’ business; and other risks and uncertainties discussed in documents filed with the Securities and Exchange Commission by IONA and Progress, including IONA’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on 14 March 2008, IONA’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on 12 May 2008, Progress’ Annual Report on Form 10-K filed with the Securities and Exchange Commission on 29 January 2008, and Progress’ Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on 10 July 2008. Such forward-looking statements speak only as of the date of this document. IONA, SPK Acquisitions and Progress expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in IONA’s, SPK Acquisitions’ or Progress’, as applicable, expectations with regard thereto or change in events, conditions, or circumstances on which any such statement is based.

Important Additional Information and Where to Find It

In connection with the acquisition, IONA intends to file with the Securities and Exchange Commission and mail to its shareholders a proxy statement (comprising the scheme of arrangement document). Investors and shareholders of IONA are urged to read the proxy statement (comprising the scheme of arrangement document) and the other relevant materials when they become available because they will contain important information about Progress Software, SPK, IONA and the proposed acquisition and related matters.

The proxy statement (comprising the scheme of arrangement document) and other relevant materials (when they become available), and any and all documents filed by Progress Software and IONA with the Securities and Exchange Commission, may be obtained free of charge at the Securities and Exchange Commission’s web site at www.sec.gov . In addition, investors and shareholders may obtain free copies of the documents filed with the Securities and Exchange Commission by Progress Software by directing a written request to Progress Software, 14 Oak Park Drive, Bedford, Massachusetts 01730, United States of America, Attention: Investor Relations, and by IONA by directing a written request to IONA, c/o IONA Technologies, Inc., 200 West Street, Waltham, Massachusetts 02451, United States of America, Attention: Investor Relations.

INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT (COMPRISING THE SCHEME OF ARRANGEMENT DOCUMENT) AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED ACQUISITION.

As of the date of this document, Progress Software and its subsidiaries own 362,000 IONA shares in total, representing approximately 0.99 per cent of the issued share capital of IONA and have an economic interest, through contracts for difference, in 1,442,873 IONA shares in total, representing approximately 3.95 per cent of the issued share capital of IONA.

Progress Software, SPK, and IONA and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of IONA in connection with the acquisition. Information about those executive officers and directors of Progress Software is set forth in Progress Software’s Annual Report on Form 10-K for the year ended November 30, 2007, which was filed with the Securities and Exchange Commission on January 29, 2008, the proxy statement for Progress Software’s 2008 Annual Meeting, which was filed with the Securities and Exchange Commission on March 24, 2008, and is supplemented by other public filings made, and to be made, with the Securities and Exchange Commission, Information about those executive officers and directors of IONA and their ownership of IONA Shares is set forth in IONA’s Annual Report on Form 10-K for the year ended December 31, 2007, which was filed with the Securities and Exchange Commission on March 14, 2008, and the proxy statement for IONA’s 2008 Annual General Meeting, which was filed with the Securities and Exchange Commission on April 29, 2008, and is supplemented by other public filings made, and to be made, with the Securities and Exchange Commission. Investors and shareholders may obtain additional information regarding the direct and indirect interests of Progress Software, SPK, IONA and their respective executive officers and directors in the acquisition by reading the proxy statement (comprising the scheme of arrangement document) and other filings referred to above.

Progress is a registered trademark of Progress Software Corporation or one of its affiliates or subsidiaries in the U.S. and other countries. Any other trademark contained herein are the property of their respective owners. IONA, IONA Technologies, the IONA logo, Orbix, High Performance Integration, Artix, FUSE and Making Software Work Together are trademarks or registered trademarks of IONA Technologies PLC and/or its subsidiaries. CORBA is a trademark or registered trademark of the Object Management Group, Inc. in the United States and other countries. All other trademarks that may appear herein are the property of their respective owners.